UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1027

Name of Registrant: Vanguard World Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2011 – August 31, 2012

Item 1: Reports to Shareholders

Annual Report | August 31, 2012
Vanguard U.S. Growth Fund

> For the 12 months ended August 31, 2012, Vanguard U.S. Growth Fund returned about 15%.

> The fund’s return was behind that of its benchmark index but better than the average return of large-cap growth funds.

> Technology stocks—which accounted for more than 40% of the fund’s holdings, on average, for the period—contributed most significantly to returns.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate.

It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	15.22%
Admiral™ Shares	15.38
Russell 1000 Growth Index	17.37
Large-Cap Growth Funds Average	14.07
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$18.12	$20.79	$0.077	$0.000
Admiral Shares	46.94	53.85	0.272	0.000

1

Chairman’s Letter

Dear Shareholder,

During the most recent fiscal year, global stock markets moved sharply up or down in response to the latest macroeconomic news. The fortunes of individual companies seemed to play a secondary role. U.S. stocks managed to turn in strong gains in this jittery environment.

Vanguard U.S. Growth Fund didn’t quite keep pace with its benchmark index or the broad U.S. stock market, but it still delivered a solid return of more than 15% for the 12 months ended August 31, 2012. The fund outpaced the average return of its large-cap growth peers.

U.S. stocks shook off concerns to produce double-digit returns
U.S. stocks generated robust gains for the period, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, and avoided the “double-dip” recession that some investors had feared.

Though European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

2

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds continued their march, as yields dropped to record lows
Bonds produced solid returns; the broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt
market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

Heavy exposure to technology boosted the fund’s returns
Vanguard U.S. Growth Fund—Vanguard’s oldest growth fund—focuses primarily on large-capitalization companies that hold strong positions in their industries and, in the judgment of its investment advisors, can deliver above-average earnings growth. The advisors believe these companies can produce superior returns over the long term.

For the most recent 12-month period, the fund posted positive returns in eight of the nine market sectors in which it was invested (it held no utility stocks during the year). Consumer staples was the only sector that declined for the period.

Information technology stocks—which constituted more than 40% of the fund’s holdings, on average, during the period—contributed most significantly to performance. The sector added more than 11 percentage points to the fund’s total return, boosted by the advisors’ strong stock selection, especially among computer hardware companies.

The fund’s health care holdings also contributed to its overall performance. Health care stocks generally outperformed the broader market, as investors sought out defensive investments that tend to be relatively insulated from economic ups and downs.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.44%	0.30%	1.37%

The fund expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.45% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Growth Funds.

4

The fund’s exposure to consumer staples stocks was a weak spot. These holdings lost ground even as the market’s broader selection of consumer staples stocks delivered double-digit returns.

The fund also paid a price for missteps and missed opportunities in the consumer discretionary sector. Disappointing performance by companies in various industries, including retailers, restaurants, and consumer services, weighed on returns.

Fund’s long-term performance lags by comparative standards
For the ten-year period ended August 31, Investor Shares of Vanguard U.S. Growth Fund had an average annual return of 5.37%, trailing the fund’s benchmark (7.02%) and peer group (5.53%).

This performance reflects a decade in which the stock market was recovering from the bursting of the technology bubble and the trauma of the recent financial crisis. When stocks bounced back in 2009 after the crisis, the market favored lower-quality companies, which the U.S. Growth Fund tends to avoid.

Total Returns
Ten Years Ended August 31, 2012
Average
Annual Return
U.S. Growth Fund Investor Shares	5.37%
Russell 1000 Growth Index	7.02
Large-Cap Growth Funds Average	5.53
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Although your fund’s long-tem returns are less than impressive, its more recent performance is somewhat encouraging. The fund restructured its advisory arrangement and added two new portfolio management teams in 2010. The early results have been consistent with our expectation that the fund is well-positioned to deliver competitive long-term returns. The fund’s low costs aid the three talented advisory teams in their efforts.

Good news: Investors are smart, and they’re getting smarter
In recent years, I’ve often written in this space about the challenges facing investors, from the 2008–2009 financial crisis to the more recent volatility caused by Europe’s debt troubles. Bad news inevitably seems to grab attention, and it’s our responsibility to speak to you candidly about these difficulties and to offer Vanguard’s perspective.

I think it’s also our responsibility to point out positive developments that may have been overlooked. On that score, I’ve been especially heartened to see individual investors become more discerning over time, particularly about the costs of investing. As I said in a recent address to financial advisors, “Individual investors are smart and getting smarter. And that’s a good thing. Increasingly, they are bringing a healthy consumer mentality to their investment portfolios. They want to know what they are buying and how much they are paying for it.”

Vanguard research confirms that over the past decade, investors have displayed a healthy cost-consciousness, directing a larger share of their money to low-cost investments. You can read the full report (Costs Matter: Are Fund Investors Voting With Their Feet?) at vanguard.com/ research. In our view, investors are serving their interests by focusing on costs.

The math is simple: The less investors pay for an investment, the more of the returns they keep. And cost savings can compound over the long term, potentially helping investors build greater wealth.

6

So if you’re feeling buffeted by the latest headlines, it can be constructive to focus your attention on one of the things you can control: your investment costs.

We continue to believe that holding a balanced and diversified portfolio of low-cost investments gives investors a greater chance of reaching their long-term financial goals. With its low costs and broad exposure to domestic growth stocks, Vanguard U.S. Growth Fund can play an important role in such a portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 13, 2012

7

Advisors’ Report

For the 12 months ended August 31, 2012, Vanguard U.S. Growth Fund returned about 15%. The fund’s return was behind that of its benchmark index but better than the average return of large-cap growth funds. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal year and of how the portfolio’s positioning reflects this assessment. These reports were prepared on September 18, 2012.

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Delaware Management Company	42	1,624	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
Wellington Management	40	1,522	Employs proprietary fundamental research and a
Company, LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends, and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
William Blair & Company, L.L.C.	16	608	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	2	90	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

Delaware Management Company

Portfolio Managers:
Christopher J. Bonavico, CFA,
Vice President, Senior Portfolio Manager, and Equity Analyst

Christopher M. Ericksen, CFA,
Vice President, Portfolio Manager, and Equity Analyst

Daniel J. Prislin, CFA, Vice President,
Senior Portfolio Manager, and Equity Analyst

Jeffrey S. Van Harte, CFA, Senior Vice President, CIO–Focus Growth Equity

We focus on owning what we believe to be strong long-term growth companies with solid business models and competitive positions that, in our opinion, can increase market share and deliver shareholder value in various market environments.

Our largest relative contributor to performance was Visa. Before the fiscal year, the stock experienced volatility amid investors’ concerns about the future impact of federal pricing regulations for debit-card transactions. Once those regulations were set, investors seemed to become more comfortable that the regulations were likely to have a relatively minor impact on Visa’s business, and they began to focus again on the company’s strong fundamentals.

Another strong contributor was Crown Castle. The company reported strong earnings and growth projections during the period, demonstrating its key competitive position as an infrastructure provider for wireless services. There is strong long-term demand for wireless devices (smartphones and tablets), and the company is the leader in the wireless tower industry in North America.

The largest detractor from performance during the fund’s fiscal year was Ctrip.com. The company reported a string of disappointing quarterly earnings and projections because of margin pressures brought on in part by its response to a competitor’s aggressive tactics in pricing hotel bookings. While Ctrip.com’s competitive response may make strategic sense in the long term, it increased our concern that the company’s competitive position was not as strong as we had estimated. We recently exited our position in the stock.

Another detractor was Apollo Group. The for-profit education industry has changed significantly in the past two years as regulatory scrutiny and government oversight have led companies such as Apollo to transform their business models. The company had steadily improved in many areas, but recently investors have grown concerned about the challenges the company faces. We retain a relatively small position in the stock, recognizing its wider range of outcomes and higher risk-reward investment profile.

We believe that many investors are still uncertain about future global economic growth. In our view, the lingering effects of the global credit crisis could lead to moderate growth, at best, and are likely to continue to result in often conflicting

9

economic data and various company fundamental outcomes depending on the quality of a company’s business model, competitive position, and management.

Wellington Management Company, llp

Portfolio Manager:
Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager

We seek to invest in the stocks of successful growth companies. We use proprietary fundamental research and a rigorous valuation discipline in our effort to invest in high-quality, large-cap, sustainable-growth companies. Our investment philosophy is based on our belief that stock prices often overreact to short-term trends, and we believe that our bottom-up, research-intensive approach, focused on longer-term fundamentals, will enable us to outperform the market over time.

The last fiscal year produced a challenging market, especially for our style of investing. The period began with one of the most extreme flights to safety in a generation. Volatility, high correlations among broad groups of stocks, and a seemingly binary, alternating risk-on/risk-off market sentiment also hindered our growth-oriented stock-selection process. Market participants that did buy equities were more drawn to the high-yielding, dividend-paying companies that typically don’t meet the growth characteristics we seek for the fund.

Our stock-selection decisions hindered the portfolio’s performance during the period. This was especially true in consumer staples and, to a lesser degree, in the information technology and consumer discretionary sectors.

Although our sector allocation tends to be a result of our bottom-up stock-specific decisions rather than an explicit expression of sector views, it was favorable during the period, partially offsetting shortfalls elsewhere. Our stock picks within health care and financials were also helpful on the margin.

Our top contributors for the fiscal year included eBay, Apple, Edwards Lifesciences, and Walt Disney. The top detractors were Green Mountain Coffee Roasters, Acme Packet, Abercrombie & Fitch, and Rovi.

Shares of eBay, a provider of online marketplaces and payment solutions to a diverse and global community of individuals and businesses, moved higher during the period. It posted better-than-expected revenue and earnings, thanks to strength in its marketplace segment and PayPal unit. The company also recently raised its revenue and earnings guidance for the 2012 fiscal year. We are attracted to eBay’s globally competitive position in the electronic commerce marketplace as well as retailers’ increased use of PayPal for making mobile payments. We believe these business segments should help drive future earnings growth. The company has a cash-generative business that should see margin expansion through the growth of PayPal over the next few years. We trimmed our holdings amid the strong performance of the stock; it remains one of our largest positions.

10

On the other hand, shares of Green Mountain Coffee Roasters, a leading provider of single-cup brewers and portion packs for coffee and other beverages, fell sharply during the period. The stock, in which we had a sizable position, was a significant drag on the portfolio’s performance. In addition to some inventory management missteps earlier in the period, the company provided a more muted growth outlook for the balance of the fiscal year. However, Green Mountain has a diversified line of K-Cups that, we believe, will continue to change the way people consume coffee. We believe the company’s long-term growth prospects remain intact. Its household penetration rate is roughly 12%; we see substantial potential for this to increase meaningfully over the next few years, and we added to our position.

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Partner

David Ricci, CFA, Partner

Over the past year, U.S. equity markets posted strong results despite continuing volatility as investors oscillated between optimism and pessimism based on the latest macroeconomic or political news. Most of the performance gains occurred in the first quarter of calendar 2012. More recently, investors gained confidence in the strengthening U.S. economy. They were also comforted by stabilization in Europe and the potential for further quantitative easing by central banks.

Consistent with our bottom-up investment process, stock selection was the primary driver in our portion of the portfolio. Technology was our largest sector contributor, with Apple leading the way. It reported strong results from iPhone, iPad, and Mac sales; launched the newest iPad; and announced it was initiating a dividend and a share-repurchase program.

Another top contributor was Goodrich, a leader in aerospace systems. The company rallied significantly in September after its acquisition by United Technologies was announced. As a result, we eliminated our holdings.

The largest detractor was Green Mountain Coffee Roasters. It came under pressure because of the slowing sales growth of K-Cups as the user base evolves from high coffee-consuming early adopters to the mass market. This new information severely rattled investors. We believe that the current valuation reflects a more dire view of the situation than reality warrants, and we maintained our relatively small position.

In energy, Schlumberger was lackluster. Although the company reported solid earnings, investors sold the stock because of North American weakness driven by falling natural gas prices, dropping rig activity, and weakness in the pressure pumping market. We view these as short-term issues. The company should benefit from increased deepwater exploration in international markets.

11

Going forward, the Federal Reserve remains accommodative, which is likely to support businesses and consumers. Corporations remain healthy and continue to outperform expectations in a difficult environment. However, investors remain concerned over further deterioration in the European debt crisis, a slowdown in emerging-market growth, and the sustainability of U.S. economic growth. Until clarity appears, volatility may remain elevated.

As always, our focus will remain on stock selection. In any environment, we believe that our approach of investing in strategically advantaged companies with unique products and services, sustainable business models, and seasoned management teams will lead to strong performance.

12

U.S. Growth Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWUSX	VWUAX
Expense Ratio[1]	0.44%	0.30%
30-Day SEC Yield	0.56%	0.70%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	113	567	3,678
Median Market Cap	$33.6B	$53.4B	$34.9B
Price/Earnings Ratio	19.5x	18.1x	16.3x
Price/Book Ratio	3.4x	4.3x	2.1x
Return on Equity	22.8%	24.7%	18.1%
Earnings Growth Rate	23.2%	18.4%	10.5%
Dividend Yield	0.9%	1.6%	2.0%
Foreign Holdings	2.8%	0.0%	0.0%
Turnover Rate	43%	—	—
Short-Term Reserves	2.7%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer Discretionary	16.8%	16.3%	12.1%
Consumer Staples	6.4	12.9	9.8
Energy	7.5	4.0	10.2
Financials	6.2	4.4	15.9
Health Care	10.1	11.6	11.7
Industrials	5.9	12.0	10.6
Information Technology	41.6	32.7	19.5
Materials	2.6	3.7	3.8
Telecommunication
Services	2.8	2.2	2.8
Utilities	0.1	0.2	3.6

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	0.98	0.96
Beta	1.11	1.08

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	10.1%
Google Inc. Class A	Internet Software &
	Services	3.8
QUALCOMM Inc.	Communications
	Equipment	3.7
Mastercard Inc. Class A	Data Processing &
	Outsourced
	Services	3.0
Visa Inc. Class A	Data Processing &
	Outsourced
	Services	2.4
Crown Castle	Wireless
International Corp.	Telecommunication
	Services	2.3
Allergan Inc.	Pharmaceuticals	2.2
EOG Resources Inc.	Oil & Gas
	Exploration &
	Production	2.1
priceline.com Inc.	Internet Retail	2.0
BMC Software Inc.	Systems Software	1.9
Top Ten		33.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.45% for Investor Shares and 0.31% for Admiral Shares.

13

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2002, Through August 31, 2012
Initial Investment of $10,000

			Average Annual Total Returns
			Periods Ended August 31, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Growth Fund Investor Shares	15.22%	1.98%	5.37%	$16,865
••••••••	Russell 1000 Growth Index	17.37	3.69	7.02	19,711
– – – –	Large-Cap Growth Funds Average	14.07	1.82	5.53	17,126
	Dow Jones U.S. Total Stock Market
	Index	16.74	1.73	7.35	20,323
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
U.S. Growth Fund Admiral Shares	15.38%	2.14%	5.57%	$85,954
Russell 1000 Growth Index	17.37	3.69	7.02	98,555
Dow Jones U.S. Total Stock Market Index	16.74	1.73	7.35	101,615

See Financial Highlights for dividend and capital gains information.

14

U.S. Growth Fund

Fiscal-Year Total Returns (%): August 31, 2002, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	2.84%	1.27%	4.29%
Admiral Shares	8/13/2001	3.00	1.43	4.49

15

U.S. Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.3%)[1]
Consumer Discretionary (16.1%)
*	priceline.com Inc.	126,610	76,545
	NIKE Inc. Class B	551,800	53,723
*	Amazon.com Inc.	204,040	50,649
*	Liberty Interactive Corp.
	Class A	2,694,916	49,155
	News Corp. Class A	1,369,150	32,024
	Lowe’s Cos. Inc.	1,026,555	29,236
	Walt Disney Co.	554,630	27,438
	Starbucks Corp.	542,840	26,930
*	Dollar General Corp.	515,100	26,306
	Staples Inc.	2,380,300	25,993
	Comcast Corp. Class A	667,320	22,375
	Dunkin’ Brands Group Inc.	717,080	20,889
*	Sirius XM Radio Inc.	8,247,490	20,866
	Harley-Davidson Inc.	465,250	19,522
*	AutoZone Inc.	51,790	18,729
	Yum! Brands Inc.	273,610	17,435
	Abercrombie & Fitch Co.	443,260	15,953
*	Discovery Communications
	Inc. Class A	281,500	15,438
*	Apollo Group Inc. Class A	565,577	15,186
	DR Horton Inc.	796,520	15,126
	Family Dollar Stores Inc.	213,960	13,616
	Lennar Corp. Class A	265,720	8,617
	PVH Corp.	78,300	7,352
	Ralph Lauren Corp. Class A	27,850	4,418
	Time Warner Inc.	73,275	3,045
*	Michael Kors Holdings Ltd.	40,160	2,167
*	Liberty Ventures Rights,
	Exp. Date 10/9/12	34,650	307
			619,040
Consumer Staples (6.0%)
	Walgreen Co.	1,360,787	48,662
	Wal-Mart Stores Inc.	484,105	35,146
*,^	Green Mountain Coffee
	Roasters Inc.	1,375,422	33,436
	PepsiCo Inc.	456,960	33,098

			Market
			Value
		Shares	($000)
	Colgate-Palmolive Co.	194,100	20,635
	Mead Johnson Nutrition Co.	220,000	16,132
	CVS Caremark Corp.	354,000	16,125
	Lorillard Inc.	126,210	15,841
	Whole Foods Market Inc.	116,300	11,252
			230,327
Energy (7.1%)
	EOG Resources Inc.	751,600	81,398
	Kinder Morgan Inc.	1,785,330	63,861
	Schlumberger Ltd.	433,325	31,364
	National Oilwell Varco Inc.	287,545	22,659
	Anadarko Petroleum Corp.	306,270	21,215
	Ensco plc Class A	333,470	19,131
*	Cameron International Corp.	191,115	10,456
*	Cobalt International
	Energy Inc.	452,725	10,282
	Occidental Petroleum Corp.	112,200	9,538
*	Kinder Morgan Inc. Warrants,
	Exp. Date 5/25/17	819,392	2,581
			272,485
Exchange-Traded Fund (0.0%)
2	Vanguard Growth ETF	3,100	221

Financials (5.7%)
*	IntercontinentalExchange
	Inc.	432,300	59,095
	Progressive Corp.	2,531,600	49,442
	CME Group Inc.	616,250	33,832
	American Express Co.	499,200	29,103
	JPMorgan Chase & Co.	643,900	23,915
*	Affiliated Managers
	Group Inc.	113,800	13,385
	T. Rowe Price Group Inc.	183,200	11,256
			220,028
Health Care (9.6%)
	Allergan Inc.	967,435	83,325
	Novo Nordisk A/S ADR	376,300	59,121
*	Gilead Sciences Inc.	866,500	49,988
	Perrigo Co.	299,100	32,892

16

U.S. Growth Fund

			Market
			Value
		Shares	($000)
*	Edwards Lifesciences
	Corp.	270,240	27,594
*	Hologic Inc.	1,149,380	22,562
*	Biogen Idec Inc.	144,955	21,249
	Covidien plc	318,415	17,847
	Johnson & Johnson	226,785	15,292
	Merck & Co. Inc.	351,425	15,129
	UnitedHealth Group Inc.	250,105	13,581
*	IDEXX Laboratories Inc.	62,600	5,951
	Agilent Technologies Inc.	105,255	3,911
			368,442
Industrials (5.5%)
	Caterpillar Inc.	275,600	23,517
	Union Pacific Corp.	179,900	21,847
	Norfolk Southern Corp.	288,765	20,924
*	Stericycle Inc.	211,600	19,366
	AMETEK Inc.	548,715	18,826
*	IHS Inc. Class A	161,326	18,398
	Precision Castparts Corp.	113,000	18,202
	Eaton Corp.	332,110	14,852
	JB Hunt Transport
	Services Inc.	269,000	14,106
	Joy Global Inc.	259,900	13,873
	Donaldson Co. Inc.	324,100	11,437
	WW Grainger Inc.	53,500	11,019
	Cummins Inc.	48,095	4,671
			211,038
Information Technology (40.2%)
	Apple Inc.	582,805	387,705
*	Google Inc. Class A	215,660	147,747
	QUALCOMM Inc.	2,294,700	141,032
	Mastercard Inc. Class A	277,115	117,192
	Visa Inc. Class A	725,220	93,009
*	BMC Software Inc.	1,793,017	74,231
*	VeriSign Inc.	1,424,024	67,897
	Intuit Inc.	1,067,600	62,497
*	eBay Inc.	1,269,008	60,240
*	Adobe Systems Inc.	1,701,700	53,212
	Oracle Corp.	1,576,440	49,894
*	Teradata Corp.	646,800	49,403
	Altera Corp.	811,910	30,309
*	Citrix Systems Inc.	286,288	22,242
*	Alliance Data Systems
	Corp.	154,260	21,234
*	EMC Corp.	698,035	18,351
*	Juniper Networks Inc.	1,012,100	17,651
	Accenture plc Class A	286,100	17,624
*	Polycom Inc.	1,606,550	16,740
*	Cognizant Technology
	Solutions Corp. Class A	234,540	15,076
*	NetApp Inc.	418,035	14,431
*	Splunk Inc.	419,292	14,424
*	Acme Packet Inc.	731,560	13,965
	Broadcom Corp. Class A	332,860	11,827

			Market
			Value
		Shares	($000)
*	Salesforce.com Inc.	55,040	7,991
*	TIBCO Software Inc.	223,305	6,681
*	Trimble Navigation Ltd.	119,100	5,842
*	VMware Inc. Class A	35,715	3,180
*	Facebook Inc. Class A	163,115	2,949
			1,544,576
Materials (2.4%)
	Syngenta AG ADR	659,900	44,609
	Monsanto Co.	440,400	38,364
	Praxair Inc.	102,040	10,765
			93,738
Telecommunication Services (2.7%)
*	Crown Castle International
	Corp.	1,386,711	88,001
*	SBA Communications
	Corp. Class A	270,800	16,188
			104,189
Total Common Stocks
(Cost $3,026,472)			3,664,084
Temporary Cash Investments (5.1%)[1]
Money Market Fund (2.9%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.158%	112,832,766	112,833

		Face
		Amount
		($000)
Repurchase Agreement (2.0%)
	Bank of America
	Securities, LLC
	0.200%, 9/4/12
	(Dated 8/31/12,
	Repurchase Value
	$76,402,000,
	collateralized by
	Federal Home
	Loan Bank 4.805-
	5.250%, 8/20/15-
	9/15/17, Federal
	Farm Credit Bank
	0.000-5.125%,
	11/13/12-8/25/16,
	Federal Home
	Loan Mortgage Corp.
	0.000-5.250%,
	1/15/14-4/18/16,
	Federal National
	Mortgage
	Assn. 0.000-2.375%,
	9/15/12-7/15/37)	76,400	76,400

17

U.S. Growth Fund

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[5,6]	Fannie Mae Discount Notes,
	0.155%, 9/26/12	500	500
[5,7]	Federal Home Loan
	Bank Discount
	Notes, 0.130%, 10/19/12	2,000	2,000
[5,6]	Freddie Mac
	Discount Notes,
	0.160%, 9/10/12	2,000	2,000
5	United States
	Treasury Note/Bond,
	0.375%, 10/31/12	2,000	2,000
			6,500
Total Temporary Cash Investments
	(Cost $195,733)		195,733
	Total Investments (100.4%)
	(Cost $3,222,205)		3,859,817
Other Assets and Liabilities (-0.4%)
	Other Assets		33,468
	Liabilities[4]		(48,754)
			(15,286)
	Net Assets (100%)		3,844,531

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	3,678,134
Undistributed Net Investment Income	1,293
Accumulated Net Realized Losses	(476,347)
Unrealized Appreciation (Depreciation)
Investment Securities	637,612
Futures Contracts	3,839
Net Assets	3,844,531

Investor Shares—Net Assets
Applicable to 143,128,159 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,975,332
Net Asset Value Per Share—
Investor Shares	$20.79

Admiral Shares—Net Assets
Applicable to 16,139,645 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	869,199
Net Asset Value Per Share—
Admiral Shares	$53.85

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,431,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.6% and 2.8%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $2,500,000 of collateral received for securities on loan.
5 Securities with a value of $5,200,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Growth Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	26,326
Interest[1]	234
Security Lending	2,912
Total Income	29,472
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,396
Performance Adjustment	(512)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,763
Management and Administrative—Admiral Shares	980
Marketing and Distribution—Investor Shares	541
Marketing and Distribution—Admiral Shares	131
Custodian Fees	70
Auditing Fees	30
Shareholders’ Reports—Investor Shares	58
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	11
Total Expenses	15,471
Expenses Paid Indirectly	(68)
Net Expenses	15,403
Net Investment Income	14,069
Realized Net Gain (Loss)
Investment Securities Sold[1]	142,485
Futures Contracts	1,048
Realized Net Gain (Loss)	143,533
Change in Unrealized Appreciation (Depreciation)
Investment Securities	340,735
Futures Contracts	4,550
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	345,286
Net Increase (Decrease) in Net Assets Resulting from Operations	502,888

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,000, $164,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $371,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,069	24,431
Realized Net Gain (Loss)	143,533	306,241
Change in Unrealized Appreciation (Depreciation)	345,286	497,274
Net Increase (Decrease) in Net Assets Resulting from Operations	502,888	827,946
Distributions
Net Investment Income
Investor Shares	(11,539)	(17,808)
Admiral Shares	(4,059)	(7,327)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(15,598)	(25,135)
Capital Share Transactions
Investor Shares	(301,969)	(525,262)
Admiral Shares	88,408	(240,672)
Net Increase (Decrease) from Capital Share Transactions	(213,561)	(765,934)
Total Increase (Decrease)	273,729	36,877
Net Assets
Beginning of Period	3,570,802	3,533,925
End of Period[1]	3,844,531	3,570,802
1 Net Assets—End of Period includes undistributed net investment income of $1,293,000 and $2,822,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.12	$14.75	$14.83	$17.89	$19.44
Investment Operations
Net Investment Income	.068	.108[1]	.105	.105	.089
Net Realized and Unrealized Gain (Loss)
on Investments	2.679	3.370	(.099)	(3.049)	(1.523)
Total from Investment Operations	2.747	3.478	.006	(2.944)	(1.434)
Distributions
Dividends from Net Investment Income	(.077)	(.108)	(.086)	(.116)	(.116)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.077)	(.108)	(.086)	(.116)	(.116)
Net Asset Value, End of Period	$20.79	$18.12	$14.75	$14.83	$17.89

Total Return[2]	15.22%	23.58%	-0.02%	-16.29%	-7.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,975	$2,893	$2,796	$2,956	$3,637
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.44%	0.45%	0.49%	0.43%
Ratio of Net Investment Income to
Average Net Assets	0.35%	0.61%[1]	0.66%	0.79%	0.47%
Portfolio Turnover Rate	43%	89%	74%	101%	107%

1 Net investment income per share and the ratio of net investment income to average net assets include $.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee (decreases) of (0.01%), (0.01%), (0.03%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$46.94	$38.20	$38.41	$46.37	$50.42
Investment Operations
Net Investment Income	.258	.345[1]	.338	.335	.325
Net Realized and Unrealized Gain (Loss)
on Investments	6.924	8.734	(.256)	(7.919)	(3.950)
Total from Investment Operations	7.182	9.079	.082	(7.584)	(3.625)
Distributions
Dividends from Net Investment Income	(.272)	(.339)	(.292)	(.376)	(.425)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.272)	(.339)	(.292)	(.376)	(.425)
Net Asset Value, End of Period	$53.85	$46.94	$38.20	$38.41	$46.37

Total Return	15.38%	23.77%	0.13%	-16.15%	-7.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$869	$678	$737	$838	$1,116
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.30%	0.29%	0.30%	0.24%
Ratio of Net Investment Income to
Average Net Assets	0.49%	0.75%[1]	0.82%	0.98%	0.66%
Portfolio Turnover Rate	43%	89%	74%	101%	107%

1 Net investment income per share and the ratio of net investment income to average net assets include $.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.

2 Includes performance-based investment advisory fee (decreases) of (0.01%), (0.01%), (0.03%), (0.03%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented 3% of net assets, based on quarterly aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

23

U.S. Growth Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Delaware Management Company, Wellington Management Company, llp, and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Delaware Management Company and Wellington Management Company, llp, are subject to quarterly adjustments based on performance since November 30, 2010, relative to the Russell 1000 Growth Index. The basic fee of William Blair & Company, L.L.C. is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before a decrease of $512,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $546,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2012, these arrangements reduced the fund’s expenses by $68,000 (an annual rate of 0.00% of average net assets).

24

U.S. Growth Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,663,777	307	—
Temporary Cash Investments	112,833	82,900	—
Futures Contracts—Assets[1]	500	—	—
Total	3,777,110	83,207	—
1 Represents variation margin on the last day of the reporting period.

F. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2012	107	37,586	2,503
E-mini S&P 500 Index	September 2012	445	31,264	123
E-mini S&P Mid-Cap 400 Index	September 2012	200	19,416	1,213

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

25

U.S. Growth Fund

For tax purposes, at August 31, 2012, the fund had $9,912,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $147,571,000 to offset taxable capital gains realized during the year ended August 31, 2012. At August 31, 2012, the fund had available capital losses totaling $471,784,000 to offset future net capital gains of $123,651,000 through August 31, 2013, $256,306,000 through August 31, 2017, and $91,827,000 through August 31, 2018. Capital loss carryforwards of $739,919,000 expired on August 31, 2012; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At August 31, 2012, the cost of investment securities for tax purposes was $3,222,245,000. Net unrealized appreciation of investment securities for tax purposes was $637,572,000, consisting of unrealized gains of $801,352,000 on securities that had risen in value since their purchase and $163,780,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended August 31, 2012, the fund purchased $1,512,780,000 of investment securities and sold $1,697,839,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	397,474	20,019	297,898	16,334
Issued in Lieu of Cash Distributions	11,371	625	17,562	968
Redeemed	(710,814)	(37,213)	(840,722)	(47,246)
Net Increase (Decrease)—Investor Shares	(301,969)	(16,569)	(525,262)	(29,944)
Admiral Shares
Issued	236,448	4,651	238,781	5,167
Issued in Lieu of Cash Distributions	3,764	80	7,014	149
Redeemed	(151,804)	(3,027)	(486,467)	(10,184)
Net Increase (Decrease)—Admiral Shares	88,408	1,704	(240,672)	(4,868)

J. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard U.S. Growth Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2012

Special 2012 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $15,598,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares
Periods Ended August 31, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	15.22%	1.98%	5.37%
Returns After Taxes on Distributions	15.15	1.89	5.28
Returns After Taxes on Distributions and Sale of Fund Shares	9.97	1.67	4.68

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,004.35	$2.27
Admiral Shares	1,000.00	1,005.04	1.57
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.94	$2.29
Admiral Shares	1,000.00	1,023.64	1.58

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman	Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102012

Annual Report | August 31, 2012
Vanguard International Growth Fund

> Vanguard International Growth Fund returned about –1% for the fiscal year ended August 31, 2012.

> The fund slightly outperformed its benchmark but slightly trailed the average return for international funds.

> Gains in Europe failed to offset losses in emerging markets and the Pacific region.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate.

It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

Total
Returns
Vanguard International Growth Fund
Investor Shares	-1.14%
Admiral™ Shares	-1.01
MSCI All Country World Index ex USA	-1.92
International Funds Average	-0.88
International Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$18.27	$17.69	$0.334	$0.000
Admiral Shares	58.17	56.31	1.144	0.000

1

Chairman’s Letter

Dear Shareholder:

Vanguard International Growth Fund returned about –1% for the 2012 fiscal year—far below the performance of U.S. stocks—as fears of a global economic slowdown and declines in foreign currencies depressed returns from abroad for U.S.-based investors.

In this environment, the fund managed to slightly outperform its comparative index, although it slightly lagged the average return of international funds. The advisors’ stock selections in Europe posted modest gains, but those were offset by losses in emerging markets and developed nations in the Pacific region.

Please note that Vanguard eliminated the redemption fee for your fund effective May 23. The fund’s trustees determined that the fee, one of several measures in place to discourage frequent trading and protect the interests of long-term investors, was no longer needed.

If you invest in the fund through a taxable account, you may want to review the table on page 33, which shows after-tax returns for investors in the highest tax bracket.

U.S. stocks shook off market concerns to produce double-digit returns
U.S. stocks generated robust gains for the 12 months ended August 31, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, avoiding the “double-dip” recession that some investors had feared.

2

Though European stocks posted strong returns in local-currency terms, that performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds continued their march as yields dropped to record lows
Bonds produced solid returns: The broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt
market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

For the fund, Europe proved to be the only positive region
As previously mentioned, economic worries in Europe and elsewhere weighed on international stocks, which significantly trailed the broad U.S. market for the 12 months ended August 31. Vanguard International Growth Fund returned about –1% for the fiscal year, ending a little ahead of its benchmark index and a bit behind the average return of peer-group funds.

As it has done periodically in recent years, Europe’s debt drama flared up for a time before subsiding somewhat by summer. Nevertheless, the fund’s European stocks—which made up about half of its assets, on average—were the only regional holdings to register gains. Although European stocks as represented in the MSCI benchmark index rose about 2%, the fund’s advisors more than doubled that return through successful stock selection. The advisors also overweighted the region compared with the index, providing additional lift to relative performance.

In fact, European stocks did even better when priced in local currencies—predominantly the euro and the British pound. But the U.S. dollar’s rise against

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.47%	0.34%	1.37%

The fund expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the fund’s expense ratios were 0.49% for Investor Shares and 0.36% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: International Funds.

4

those currencies during the past 12 months muted returns for U.S.-based investors.

Stock picks were particularly strong in the United Kingdom, which represented almost 20% of the portfolio’s assets on average—double the allocation to any other country. The portfolio’s U.K. holdings in the consumer staples, financial, and industrial sectors stood out as the nation withstood the sovereign-debt drama better than most.

Pockets of strength also appeared in French and Spanish consumer-related stocks, Swiss materials and financial holdings, and Swedish financials. Conversely, the advisors’ selections in the German market, particularly in information technology, hurt results.

Poor returns from emerging markets and developed Pacific markets
Overall returns for emerging-markets countries, which made up about one-quarter of the fund’s assets on average, were negative, at –4%. Holdings in Brazil, China, and Mexico were the most prominent factors in the retreat, more than offsetting impressive gains in South Korea.

Developed markets in the Pacific region, which accounted for about one-sixth of the portfolio on average, lagged their European and emerging-market counterparts with returns of –9%. Stock decisions were

Total Returns
Ten Years Ended August 31, 2012
Average
Annual Return
International Growth Fund Investor Shares	7.97%
Spliced International Index	6.46
International Funds Average	6.22
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

detrimental in this area; Japanese technology firms and Australian materials firms had notably poor returns, and the fund had less exposure than its benchmark index to the rising Australian financial sector.

From a global perspective, the fund’s standout sectors were consumer staples and health care, traditionally defensive groups that each rose 14%. The biggest drags on performance came from materials and energy stocks, which returned –19% and –12%, respectively. Both sectors suffered from investors’ fear of a slowdown in global demand for commodities and oil.

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter.

The fund’s long-term record is admirable considering the times
Over the decade ended August 31, the Investor Shares of Vanguard International Growth Fund recorded an average annual return of 7.97%. As you can see in the table on page 5, this performance easily outdistanced those of both the fund’s benchmark index and its peer group.

The fund’s outperformance is striking when you consider that the past ten years saw a historic financial crisis that triggered a global recession, high market volatility, and the stubborn sovereign-debt issue in Europe. The fund’s skillful navigation through these stormy seas is a testament to the talented and experienced managers at its three advisory firms. We’re confident that the advisors’ expertise, aided by the fund’s low costs, will continue to serve our clients well in the coming years.

Adding international equities can help reduce volatility
The difference in return between international and U.S. stocks was sizable over the past 12 months, which is something of a change. Since the onset of the global financial crisis, results for the two have generally been more similar than the historical norm. In the long run, sometimes international equities take the lead, sometimes it’s the U.S. markets, and sometimes they move together.

Market ups and downs for both international and domestic stocks are to be expected, of course. Over longer periods, Vanguard research has underscored the value of diversifying beyond U.S. borders. Our analysis of returns from the past four decades has confirmed that a portfolio with both international and U.S. equities would have been less volatile, on average, than an all-U.S. portfolio. (See Considerations for Investing in Non-U.S. Equities, which can be found at vanguard.com/research.)

We encourage you to consider your investment goals, time horizon, and risk tolerance when creating an investment

6

plan and deciding how much of your portfolio to devote to international equities. As part of a balanced and diversified program, our low-cost International Growth Fund maintains this exposure to growth opportunities for you in more than 30 nations around the globe.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 13, 2012

7

Advisors’ Report

For the fiscal year ended August 31, 2012, Vanguard International Growth Fund returned about –1%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on September 18, 2012.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	49	8,159	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	38	6,291	Equity analysts located around the world and an
Management North America Inc.			international team of global sector specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	11	1,900	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on identifying
			underappreciated companies—particularly those with
			scarce assets—with the ability to deliver high returns
			and growth potential.
Cash Investments	2	288	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

8

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson
Head of Global Equities

We remain optimistic about the investment opportunities available in international equity markets. In particular, we believe important progress is being made in Europe, where it seems the difficult balance between holding the euro together and avoiding moral hazard is being successfully maintained despite intense pressure.

The combination of reform and improving competitiveness in southern Europe and more determined action by the European Central Bank (ECB) makes us feel that the foundations are being laid for longer-term growth. This optimism is far from widely held by either popular opinion or the market. We also believe that China’s growth prospects remain appealing, despite short-term bumps in the road, as the emphasis of its economy shifts from heavy investment toward consumption.

The overarching themes in our portion of the portfolio have not changed. The emergence from poverty of huge numbers of people offers great growth opportunities to our Eastern-facing consumer goods companies. The changes being wrought by technological advancement are creating tremendous openings for skillful management teams to exploit. We are especially attracted to the long-lived, scalable, high-return businesses we have been finding in the internet sector.

The Chinese internet company Tencent was our outstanding performer, successfully monetizing its vast user base and moving into the mobile arena. Spanish clothing retailer Inditex also defied tough conditions in its home market as its global expansion continued. Shares of Chinese search engine Baidu, our largest holding, fell back as the market worried about a decline in the company’s rate of growth this year.

We continue to admire Baidu’s competitive strength and long-term growth prospects. Returns were also hampered by setbacks at Australian iron ore miner Fortescue Metals, Germany’s SMA Solar, and Japanese social game platform Gree.

During the year we purchased the following: two Italian companies with great potential, Fiat (which now combines Fiat, Chrysler, Ferrari, and other brands) and UniCredit; several exciting internet stocks, including China’s Youku, South Korea’s NHN, and Russia’s Mail.ru; and Jerónimo Martins and BIM, discount food retailers with substantial growth opportunities in Portugal and Turkey, respectively. These new purchases were funded by sales of more mature holdings such as Tesco, Canon, and Petrobras.

As businesses continue to feel their way out of the financial crisis, confidence is fragile and it is likely that stock markets will have to deal with recurring shocks, but we still believe that international growth companies can offer appealing returns to resilient investors with a long-term horizon.

9

Schroder Investment Management
North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA
Head of Global and International Equities

Simon Webber, CFA
Portfolio Manager

International markets began the fiscal period last fall with high volatility as the European debt crisis reached a climax, resulting in severe and at times indiscriminate losses for stocks. By the end of 2011, the markets had regained a degree of calm, but events in the Eurozone continued to dominate sentiment for much of the 12 months.

As calendar 2012 began, global markets were doing well, bolstered by encouraging U.S. economic data and cash injections by central banks. By April, however, the liquidity boost from the ECB’s long-term refinancing program had faded and prospects of a Greek exit from the euro were rising. This coincided with a downturn in indicators of global economic activity; meanwhile, investors continued to worry about a hard landing in China. Markets saw a modest summer rally, helped by progress in the Eurozone and signs that central governments were committed to stimulating growth. However, the summer rally was often led by defensive stocks, highlighting the uncertain environment.

Turning to our portfolio: Information technology was a key source of added value against the benchmark during the fiscal year. Samsung Electronics was the standout performer, with its handset sales taking market share in the crucial midrange smartphone category. Our high consumer staples exposure was also beneficial, particularly beverage stocks Diageo and AB InBev.

Performance in energy was our main laggard over the 12 months. Niko Resources weighed on returns following a downward revision to its level of proven reserves and poor drilling results in its Indonesian exploration campaign.

Regionally, emerging markets were strong, helped by Samsung and industrial names such as Beijing Enterprises and Tata Motors. Stock selection and our overweight exposure in the United Kingdom also helped, with strong global franchises such as Prudential, HSBC, and Diageo outperforming.

The Pacific region outside of Japan was the main detractor in regional terms. Materials stocks in particular were weighed down by slowing Chinese growth and a subdued global economy. Atlas Iron suffered the most as Chinese iron ore prices fell markedly in reaction to weaker demand. We believe this dip to be temporary and think that the market is overly focused on the very short term.

Looking ahead, given the challenges of the rocky path to normalization, we believe equity markets will continue to exhibit fragile confidence and sentiment swings. We hope to use these to our advantage by building positions in strong companies with good long-term growth prospects.

10

In August, markets rallied toward highs for the year, but cyclical stocks remained major laggards over the last 6 and 12 months, afflicted by the ongoing lackluster economic outlook in most regions. Although this outlook is still uneven, we believe that markets have priced a high level of bad news into stocks, and therefore valuations are very attractive in this area. Liquidity support from central banks in Europe and the United States will help the slow adjustment to the realities of the “new normal” that is taking place in the developed world. Governments in emerging markets have so far been timid about injecting new liquidity despite slowing growth and pressure on exports; however, efforts such as Brazil’s new infrastructure plan are encouraging.

In Europe, slow progress is being made to address both the immediate issues in the bond markets and more fundamental questions of fiscal union and debt mutualization. U.S. economic data have been more mixed recently but remain broadly positive. We continue to forecast a soft landing for the Chinese growth rate but, given the ongoing leadership transition, we expect policy initiatives to be gradual.

More than ever, deleveraging, increased regulations, and the impact of long-term trends (including demographics, climate change, and emerging markets) require a strong focus on long-term sustainable growth in companies.

M&G Investment Management Limited

Graham E. French, Portfolio Manager

Greg Aldridge, Portfolio Manager

Global equity markets remained highly stressed for much of the fiscal year, with news flow related to the ongoing European debt crisis driving periods of extreme volatility while generally muted global growth prospects had a souring effect on investor sentiment.

Because of investors’ largely conservative behavior, high-quality businesses in sectors less exposed to economic cycles, such as health care and consumer staples, tended to outperform. The opposite was true in sectors more sensitive to the economy, including industrials and basic materials, where share prices were generally weak over the year. Our holdings in the more defensive areas of the market were beneficial, including Astellas Pharma, a Japanese pharmaceuticals group; Sysmex, a market-leading Japanese company specializing in clinical diagnostic devices in health care; and Mindray Medical, a Chinese maker of medical equipment.

Techtronic Industries, a Hong Kong-listed power-tool and domestic-appliance manufacturer, was our strongest performer, primarily because of its growing market share in the United States. In addition, Symrise, a German fragrance and flavor manufacturer; SAP, a German

11

provider of business management software; and European aerospace giant EADS all delivered solid returns.

Conversely, the largest drag on our portfolio’s performance came from Vallourec, a French manufacturer of seamless steel pipes. Its shares suffered as investors reacted badly to delays and cost overruns in large capital projects in the United States and Brazil. Although the setbacks have been disappointing, we maintain our belief in the company’s long-term fundamentals and have taken advantage of attractive valuations to increase our position. By the end of the fiscal year, investors were becoming more positive about Vallourec and its share price had begun to recover.

As iron ore prices fell amid reduced steel demand from China, the Brazilian mining company Vale underperformed. The same was true for Chinese industrial gas manufacturer Yingde Gases, with doubts arising over demand for gases in the company’s home market. Wincor Nixdorf, a German banking and retail IT provider, also held back returns as its exposure to the banking sector in difficult market conditions led to weaker-than-expected sales figures. Shares of Japanese camera and printer maker Canon were weak as well, primarily because of concern about growth in sales of printers and copiers to businesses.

As active stockpickers, we find that volatile market conditions have created opportunities to selectively purchase companies that become available at attractive valuations and possess compelling and scarce assets, structural growth drivers, and the potential for sustainably high returns. These included Atlas Copco, a Swedish manufacturer of air compressors and mining equipment; AZ Electronic Materials, a British speciality chemicals producer; Misumi, a Japanese engineering components distributor; and the aforementioned Yingde Gases. We sold out of other holdings when we felt more attractively valued companies with better growth prospects were available. Companies we divested included Siemens, the German electrical engineering and electronics company; Mexican homebuilder Consorcio Ara; and Dutch mail carrier PostNL.

12

International Growth Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.47%	0.34%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	186	1,836
Median Market Cap	$32.0B	$26.9B
Price/Earnings Ratio	14.5x	13.6x
Price/Book Ratio	1.8x	1.4x
Return on Equity	20.3%	17.0%
Earnings Growth Rate	12.1%	5.0%
Dividend Yield	2.4%	3.4%
Turnover Rate	30%	—
Short-Term Reserves	1.2%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	16.6%	9.3%
Consumer Staples	10.4	10.7
Energy	6.6	11.1
Financials	19.6	24.2
Health Care	7.5	7.5
Industrials	14.1	10.6
Information Technology	13.1	6.2
Materials	9.2	10.6
Telecommunication Services	2.0	6.1
Utilities	0.9	3.7

Volatility Measures
	Spliced	MSCI AC
	International	World Index
	Index	ex USA
R-Squared	0.97	0.98
Beta	1.07	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Tencent Holdings Ltd.	Internet Software &
	Services	2.6%
BHP Billiton plc	Diversified Metals
	& Mining	2.3
Baidu Inc. ADR	Internet Software &
	Services	2.2
Samsung Electronics Co.
Ltd.	Semiconductors	1.9
Inditex SA	Apparel Retail	1.8
Atlas Copco AB Class A	Industrial
	Machinery	1.8
L'Oreal SA	Personal Products	1.7
BG Group plc	Integrated Oil &
	Gas	1.7
Roche Holding AG	Pharmaceuticals	1.6
Prudential plc	Life & Health
	Insurance	1.5
Top Ten		19.1%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.49% for Investor Shares and 0.36% for Admiral Shares.

13

International Growth Fund

Market Diversification (% of equity exposure)

		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	20.0%	15.9%
Switzerland	7.8	5.9
France	7.6	6.4
Germany	5.6	5.7
Sweden	4.7	2.2
Spain	2.9	1.8
Denmark	1.6	0.8
Norway	1.4	0.7
Italy	1.3	1.5
Other	2.0	3.5
Subtotal	54.9%	44.4%
Pacific
Japan	8.9%	13.9%
Australia	4.3	6.1
Hong Kong	3.4	2.0
Other	0.4	1.4
Subtotal	17.0%	23.4%
Emerging Markets
China	8.1%	4.0%
Brazil	5.3	3.1
South Korea	3.7	3.6
India	1.4	1.5
Turkey	1.2	0.4
Other	3.3	10.8
Subtotal	23.0%	23.4%
North America
Canada	2.3%	8.4%
United States	1.5	0.0
Subtotal	3.8%	8.4%
Middle East
Israel	1.3%	0.4%

14

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2002, Through August 31, 2012
Initial Investment of $10,000

			Average Annual Total Returns
			Periods Ended August 31, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	International Growth FundInvestor
	Shares	-1.14%	-2.26%	7.97%	$21,528
••••••••	Spliced International Index	-1.92	-5.17	6.46	18,705
– – – –	International Funds Average	-0.88	-4.56	6.22	18,283
	MSCI All Country World Index ex
	USA	-1.92	-3.59	8.22	22,029
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
International Growth Fund Admiral Shares	-1.01%	-2.10%	8.16%	$109,573
Spliced International Index	-1.92	-5.17	6.46	93,526
MSCI All Country World Index ex USA	-1.92	-3.59	8.22	110,143

See Financial Highlights for dividend and capital gains information.

 15

International Growth Fund

Fiscal-Year Total Returns (%): August 31, 2002, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	-13.56%	-3.27%	6.51%
Admiral Shares	8/13/2001	-13.47	-3.12	6.70

16

International Growth Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (97.0%)[1]
Australia (4.1%)
^ Fortescue Metals
Group Ltd.	29,815,835	110,217
Brambles Ltd.	14,934,900	105,273
Woodside Petroleum Ltd.	2,777,000	98,880
Newcrest Mining Ltd.	3,675,320	95,138
Woolworths Ltd.	2,971,200	91,131
Australia &
New Zealand Banking
Group Ltd.	2,600,045	67,008
James Hardie
Industries SE	6,196,069	53,982
Atlas Iron Ltd.	31,798,405	44,779
Sims Metal
Management Ltd.	1,026,080	9,729
		676,137
Austria (0.1%)
Wienerberger AG	1,976,189	15,142

Belgium (0.3%)
Anheuser-Busch InBev NV	666,894	56,108

Brazil (5.3%)
BM&FBovespa SA	20,386,500	109,671
Vale SA Class B ADR	6,764,400	109,042
Itau Unibanco
Holding SA ADR	6,596,075	104,284
Petroleo Brasileiro
SA ADR	4,135,000	87,414
Cia Brasileira de
Distribuicao Grupo
Pao de Acucar ADR	1,972,373	84,575
Petroleo Brasileiro
SA ADR Type A	3,504,500	72,123
BRF - Brasil Foods SA	4,412,400	70,993
Itau Unibanco Holding
SA Prior Pfd.	3,444,864	54,425

			Market
			Value
		Shares	($000)
	Petroleo Brasileiro
	SA Prior Pfd.	3,770,000	38,779
	Vale SA Prior Pfd.	1,990,000	32,155
*	OGX Petroleo e Gas
	Participacoes SA	9,806,100	29,806
	Raia Drogasil SA	2,580,600	27,511
	Banco do Brasil SA	2,179,767	25,128
	Anhanguera Educacional
	Participacoes SA	1,446,205	21,373
*	Fibria Celulose SA	761,470	5,886
			873,165
Canada (2.3%)
	Toronto-Dominion Bank	2,063,390	168,797
^	Suncor Energy Inc.	3,522,000	110,082
	Potash Corp. of
	Saskatchewan Inc.	1,961,000	80,290
	Sherritt International Corp.	2,615,219	11,647
*	Harry Winston
	Diamond Corp.	732,000	9,208
			380,024
Chile (0.3%)
	Sociedad Quimica y
	Minera de Chile SA ADR	823,300	50,748

China (8.0%)
	Tencent Holdings Ltd.	13,947,000	427,492
*	Baidu Inc. ADR	3,280,600	365,590
	Beijing Enterprises
	Holdings Ltd.	10,826,000	71,712
	Industrial & Commercial
	Bank of China	120,659,000	65,571
	China Resources
	Enterprise Ltd.	21,302,000	63,451
	China Merchants
	Bank Co. Ltd.	32,510,000	56,353
	CNOOC Ltd.	29,461,000	56,041
	China Mobile Ltd.	4,675,500	50,045

17

International Growth Fund

			Market
			Value•
		Shares	($000)
	Shandong Weigao
	Group Medical
	Polymer Co. Ltd.	44,588,000	49,441
	Belle International
	Holdings Ltd.	23,826,000	43,100
	Mindray Medical
	International Ltd. ADR	889,174	31,139
^,*	Youku Tudou Inc. ADR	1,704,199	28,614
^	Yingde Gases	31,000,000	24,024
	Ports Design Ltd.	4,958,000	3,921
^,*	Chaoda Modern
	Agriculture Holdings Ltd.	17,258,719	604
			1,337,098
Denmark (1.5%)
	Novo Nordisk A/S Class B	849,328	133,436
	Novozymes A/S	3,172,000	87,812
	AP Moeller - Maersk
	A/S Class B	3,750	24,449
^,*	Vestas Wind Systems A/S	1,653,736	11,483
			257,180
France (7.4%)
	L’Oreal SA	2,369,333	290,996
	PPR	1,471,373	229,423
	Cie Generale d’Optique
	Essilor International SA	1,449,726	126,436
	Schneider Electric SA	1,435,325	90,414
	Cie Generale des
	Etablissements Michelin	1,176,912	84,233
	LVMH Moet Hennessy
	Louis Vuitton SA	505,000	82,284
	Sanofi	766,508	62,701
	European Aeronautic
	Defence and Space
	Co. NV	1,225,000	46,624
	Safran SA	1,217,153	42,555
	Total SA	836,870	41,724
	Publicis Groupe SA	795,027	41,213
	Vallourec SA	790,000	36,566
	CFAO SA	630,000	29,512
*	Societe Generale SA	723,498	19,074
			1,223,755
Germany (5.4%)
	Adidas AG	2,068,359	161,819
	Daimler AG	2,159,335	105,616
	GEA Group AG	3,844,887	101,325
	Porsche Automobil
	Holding SE Prior Pfd.	1,518,515	78,329
	Infineon
	Technologies AG	10,936,942	75,478
^	Aixtron SE NA	3,770,512	55,371
	HeidelbergCement AG	999,207	50,347
	Symrise AG	1,400,000	47,330
	SAP AG	685,000	45,006
	MTU Aero Engines Holding AG	570,000	43,417

			Market
			Value•
		Shares	($000)
	Software AG	1,203,001	41,483
	Axel Springer AG	813,258	36,962
	Wincor Nixdorf AG	779,335	29,646
^	SMA Solar Technology AG	719,595	22,261
			894,390
Hong Kong (3.4%)
	AIA Group Ltd.	54,960,400	189,598
	Jardine Matheson
	Holdings Ltd.	2,663,547	143,552
	Swire Pacific Ltd.
	Class A	6,033,000	71,448
	Hong Kong Exchanges
	and Clearing Ltd.	4,514,200	60,190
	Sun Hung Kai
	Properties Ltd.	4,229,000	55,047
	Techtronic Industries Co.	23,073,782	35,145
^	Esprit Holdings Ltd.	4,623,293	7,120
			562,100
India (1.4%)
	Housing Development
	Finance Corp.	7,087,800	93,803
	HDFC Bank Ltd.	4,602,179	49,200
*	Idea Cellular Ltd.	28,829,837	38,733
	Tata Motors Ltd.	8,967,223	37,838
	Reliance Capital Ltd.	1,454,500	8,383
			227,957
Ireland (0.3%)
	Kerry Group plc Class A	925,000	44,309

Israel (1.3%)
*	Check Point Software
	Technologies Ltd.	3,414,656	157,381
	Teva Pharmaceutical
	Industries Ltd. ADR	1,592,900	63,047
			220,428
Italy (1.2%)
*	Fiat SPA	28,230,717	153,429
*	UniCredit SPA	12,711,974	50,187
			203,616
Japan (8.4%)
	Rakuten Inc.	19,991,600	193,284
	Honda Motor Co. Ltd.	4,443,600	141,575
	Astellas Pharma Inc.	2,794,088	136,817
	Seven & I Holdings
	Co. Ltd.	4,096,100	124,638
	SMC Corp.	756,400	119,293
	Mitsubishi Corp.	6,079,400	112,565
	FANUC Corp.	585,500	96,204
	Nippon Telegraph &
	Telephone Corp.	1,964,100	91,072
	Sekisui Chemical Co. Ltd.	7,029,000	57,754
	Toyota Motor Corp.	1,234,383	49,085
	Sysmex Corp.	1,034,996	47,590

18

International Growth Fund

		Market
		Value
	Shares	($000)
Sumitomo Mitsui
Financial Group Inc.	1,517,300	47,258
^ Gree Inc.	2,710,000	45,175
Canon Inc.	1,079,922	35,996
MISUMI Group Inc.	1,307,610	32,727
Hoya Corp.	1,223,900	27,726
Kyocera Corp.	254,400	21,967
Rohm Co. Ltd.	589,500	19,350
		1,400,076
Luxembourg (0.1%)
* Reinet Investments SCA	542,339	9,705

Mexico (0.3%)
Grupo Financiero Banorte
SAB de CV	10,977,274	55,926

Netherlands (0.7%)
* ING Groep NV	14,057,298	107,177
^ TNT Express NV	1,479,130	16,664
		123,841
Norway (1.3%)
Statoil ASA	5,021,605	128,400
DNB ASA	8,267,776	94,929
		223,329
Peru (0.6%)
Credicorp Ltd.
(New York Shares)	763,247	91,994

Portugal (0.3%)
Jerónimo Martins
SGPS SA	3,137,482	52,460

Russia (0.6%)
Sberbank of Russia ADR	5,153,175	58,999
Mail.ru Group Ltd. GDR	1,266,000	41,270
		100,269
Singapore (0.4%)
Singapore Exchange Ltd.	6,541,000	37,024
DBS Group Holdings Ltd.	2,754,439	32,004
		69,028
South Africa (0.5%)
MTN Group Ltd.	1,540,000	28,712
Impala Platinum
Holdings Ltd.	1,778,600	28,111
Sasol Ltd.	549,196	23,724
		80,547
South Korea (3.6%)
Samsung Electronics
Co. Ltd.	294,991	321,918
NHN Corp.	312,858	71,705
Hyundai Mobis	247,479	67,377
Shinhan Financial
Group Co. Ltd.	1,951,586	61,049

		Market
		Value
	Shares	($000)
Celltrion Inc.	2,053,486	54,815
Hankook Tire Co. Ltd.	785,000	28,781
		605,645
Spain (2.8%)
Inditex SA	2,683,385	298,013
* Banco Santander SA	24,374,883	173,450
		471,463
Sweden (4.7%)
Atlas Copco AB Class A	13,275,645	296,395
Sandvik AB	12,672,533	169,119
^ Svenska Handelsbanken
AB Class A	4,506,352	156,819
Alfa Laval AB	5,199,985	88,874
Telefonaktiebolaget LM
Ericsson Class B	4,812,003	44,928
Oriflame Cosmetics SA	575,000	20,028
		776,163
Switzerland (7.7%)
Roche Holding AG	1,486,504	270,237
Nestle SA	3,549,423	220,503
Cie Financiere
Richemont SA	3,126,400	191,267
Syngenta AG	558,634	188,610
Zurich Insurance
Group AG	450,798	108,200
Geberit AG	494,180	104,039
ABB Ltd.	3,984,182	69,116
Novartis AG	889,174	52,435
Swatch Group AG (Bearer)	96,145	39,279
Holcim Ltd.	585,809	35,870
		1,279,556
Taiwan (0.6%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	28,033,508	78,511
Compal Electronics Inc.	22,757,304	20,036
		98,547
Thailand (0.4%)
Kasikornbank PCL
(Foreign)	12,705,056	68,617

Turkey (1.2%)
Turkiye Garanti
Bankasi AS	37,457,981	160,536
BIM Birlesik
Magazalar AS	985,046	40,458
		200,994
United Kingdom (19.0%)
BHP Billiton plc	13,146,855	384,761
BG Group plc	13,856,253	283,365
Prudential plc	20,311,625	253,730
Diageo plc	8,090,267	221,144
Standard Chartered plc	9,882,732	218,288
Rolls-Royce Holdings plc	13,797,616	179,754

19

International Growth Fund

		Market
		Value•
	Shares	($000)
ARM Holdings plc	18,243,000	165,786
HSBC Holdings plc	18,721,338	163,088
SABMiller plc	2,786,000	122,919
Meggitt plc	17,775,437	111,444
GlaxoSmithKline plc	4,716,865	106,914
Vodafone Group plc	35,992,000	103,800
British American
Tobacco plc	1,698,464	89,015
Capita plc	7,718,242	88,443
AMEC plc	4,379,772	77,019
Shire plc	2,542,627	76,974
Centrica plc	13,500,198	70,103
United Utilities Group plc	5,880,483	66,243
Burberry Group plc	2,741,016	58,926
Unilever plc	1,537,749	55,267
Inchcape plc	8,080,212	47,243
WPP plc	3,404,333	44,109
Carnival plc	1,200,000	41,089
G4S plc	10,000,000	40,197
Ultra Electronics
Holdings plc	1,500,000	36,546
Signet Jewelers Ltd.	776,257	35,120
AZ Electronic
Materials SA	4,888,251	24,098
		3,165,385
United States (1.5%)
* Amazon.com Inc.	1,000,200	248,280
Total Common Stocks
(Cost $14,804,296)		16,143,982
Temporary Cash Investments (5.0%)[1]
Money Market Fund (4.8%)
[2,3] Vanguard Market
Liquidity Fund,
0.158%	802,904,504	802,905

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.130%, 10/19/12	2,200	2,200
4	Federal Home Loan
	Bank Discount Notes,
	0.125%, 11/2/12	8,000	7,998
[5,6]	Freddie Mac
	Discount Notes,
	0.150%, 9/10/12	500	500
[5,6]	Freddie Mac
	Discount Notes,
	0.145%, 9/17/12	10,000	9,999
	United States Treasury
	Note/Bond,
	4.250%, 9/30/12	2,200	2,206
5	United States Treasury
	Note/Bond,
	3.875%, 10/31/12	1,000	1,006
			23,909
Total Temporary Cash Investments
(Cost $826,815)			826,814
Total Investments (102.0%)
(Cost $15,631,111)			16,970,796
Other Assets and Liabilities (-2.0%)
Other Assets			118,290
Liabilities[3]			(451,186)
			(332,896)
Net Assets (100%)			16,637,900

20

International Growth Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	17,364,080
Undistributed Net Investment Income	242,630
Accumulated Net Realized Losses	(2,327,976)
Unrealized Appreciation (Depreciation)
Investment Securities	1,339,685
Futures Contracts	14,133
Forward Currency Contracts	4,683
Foreign Currencies	665
Net Assets	16,637,900

Investor Shares—Net Assets
Applicable to 515,268,667 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,115,167
Net Asset Value Per Share—
Investor Shares	$17.69

Admiral Shares—Net Assets
Applicable to 133,605,217 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,522,733
Net Asset Value Per Share—
Admiral Shares	$56.31

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $329,544,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 3.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $346,137,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $11,905,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

21

International Growth Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends[1]	398,148
Interest[2]	836
Security Lending	17,469
Total Income	416,453
Expenses
Investment Advisory Fees—Note B
Basic Fee	24,191
Performance Adjustment	6,693
The Vanguard Group—Note C
Management and Administrative—Investor Shares	24,665
Management and Administrative—Admiral Shares	8,758
Marketing and Distribution—Investor Shares	2,434
Marketing and Distribution—Admiral Shares	1,503
Custodian Fees	2,801
Auditing Fees	39
Shareholders’ Reports—Investor Shares	214
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	42
Total Expenses	71,361
Net Investment Income	345,092
Realized Net Gain (Loss)
Investment Securities Sold	(128,515)
Futures Contracts	(26,129)
Foreign Currencies and Forward Currency Contracts	(36,407)
Realized Net Gain (Loss)	(191,051)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(412,312)
Futures Contracts	40,529
Foreign Currencies and Forward Currency Contracts	(1,968)
Change in Unrealized Appreciation (Depreciation)	(373,751)
Net Increase (Decrease) in Net Assets Resulting from Operations	(219,710)
1 Dividends are net of foreign withholding taxes of $17,987,000.
2 Interest income from an affiliated company of the fund was $802,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	345,092	346,864
Realized Net Gain (Loss)	(191,051)	1,071,269
Change in Unrealized Appreciation (Depreciation)	(373,751)	686,943
Net Increase (Decrease) in Net Assets Resulting from Operations	(219,710)	2,105,076
Distributions
Net Investment Income
Investor Shares	(192,236)	(193,553)
Admiral Shares	(128,519)	(99,917)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(320,755)	(293,470)
Capital Share Transactions
Investor Shares	(1,408,477)	(1,004,967)
Admiral Shares	1,222,056	1,712,128
Net Increase (Decrease) from Capital Share Transactions	(186,421)	707,161
Total Increase (Decrease)	(726,886)	2,518,767
Net Assets
Beginning of Period	17,364,786	14,846,019
End of Period[1]	16,637,900	17,364,786
1 Net Assets—End of Period includes undistributed net investment income of $242,630,000 and $224,700,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$18.27	$16.27	$15.73	$20.43	$26.13
Investment Operations
Net Investment Income	.361	.351	.291	.398[1]	.473
Net Realized and Unrealized Gain (Loss)
on Investments	(.607)	1.954	.535	(3.633)	(3.431)
Total from Investment Operations	(.246)	2.305	.826	(3.235)	(2.958)
Distributions
Dividends from Net Investment Income	(.334)	(.305)	(.286)	(.562)	(.528)
Distributions from Realized Capital Gains	—	—	—	(.903)	(2.214)
Total Distributions	(.334)	(.305)	(.286)	(1.465)	(2.742)
Net Asset Value, End of Period	$17.69	$18.27	$16.27	$15.73	$20.43

Total Return[2]	-1.14%	14.10%	5.19%	-13.75%	-12.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,115	$10,878	$10,493	$10,226	$11,969
Ratio of Total Expenses to
Average Net Assets[3]	0.49%	0.47%	0.49%	0.53%	0.47%
Ratio of Net Investment Income to
Average Net Assets	2.04%	1.85%	1.74%	2.84%[1]	2.07%
Portfolio Turnover Rate	30%	43%	44%	51%	55%

1 Net investment income per share and the ratio of net investment income to average net assets include $.061 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.03%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

International Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$58.17	$51.81	$50.08	$65.09	$83.26
Investment Operations
Net Investment Income	1.229	1.192	1.009	1.340[1]	1.649
Net Realized and Unrealized Gain (Loss)
on Investments	(1.945)	6.209	1.708	(11.571)	(10.929)
Total from Investment Operations	(.716)	7.401	2.717	(10.231)	(9.280)
Distributions
Dividends from Net Investment Income	(1.144)	(1.041)	(.987)	(1.909)	(1.845)
Distributions from Realized Capital Gains	—	—	—	(2.870)	(7.045)
Total Distributions	(1.144)	(1.041)	(.987)	(4.779)	(8.890)
Net Asset Value, End of Period	$56.31	$58.17	$51.81	$50.08	$65.09

Total Return[2]	-1.01%	14.21%	5.36%	-13.57%	-12.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,523	$6,487	$4,353	$3,934	$4,845
Ratio of Total Expenses to
Average Net Assets[3]	0.36%	0.34%	0.33%	0.34%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.17%	1.98%	1.90%	3.03%[1]	2.26%
Portfolio Turnover Rate	30%	43%	44%	51%	55%

1 Net investment income per share and the ratio of net investment income to average net assets include $.194 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.03%, 0.03%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

25

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund

26

International Growth Fund

under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented 2% of net assets, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 3% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

27

International Growth Fund

The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index for periods prior to December 1, 2010, and the MSCI All Country World Index ex USA, beginning December 1, 2010. The benchmark change will be fully phased in by December 2013. The basic fee of M&G Investment Management Ltd. is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $6,693,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $2,375,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.95% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	1,700,137	—	—
Common Stocks—Other	645,771	13,798,074	—
Temporary Cash Investments	802,905	23,909	—
Futures Contracts—Liabilities[1]	(732)	—	—
Forward Currency Contracts—Assets	—	4,683	—
Total	3,148,081	13,826,666	—
1 Represents variation margin on the last day of the reporting period.

28

International Growth Fund

E. At August 31, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	4,683	4,683
Liabilities	(732)	—	(732)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended August 31, 2012, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(26,129)	—	(26,129)
Forward Currency Contracts	—	(29,999)	(29,999)
Realized Net Gain (Loss) on Derivatives	(26,129)	(29,999)	(56,128)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	40,529	—	40,529
Forward Currency Contracts	—	258	258
Change in Unrealized Appreciation (Depreciation) on Derivatives	40,529	258	40,787

At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2012	2,968	91,835	9,335
FTSE 100 Index	September 2012	1,000	91,234	3,753
Topix Index	September 2012	726	67,488	(1,029)
S&P ASX 200 Index	September 2012	342	37,938	2,074

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

29

International Growth Fund

At August 31, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	9/26/12	GBP	53,504	USD	84,972	1,818
Brown Brothers Harriman & Co.	9/26/12	EUR	58,780	USD	74,090	1,499
Brown Brothers Harriman & Co.	9/18/12	JPY	5,211,492	USD	66,569	728
Brown Brothers Harriman & Co.	9/25/12	AUD	34,483	USD	35,553	638
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At August 31, 2012, the counterparty had deposited in a segregated account cash with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized net foreign currency losses of $6,407,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at August 31, 2012, the fund had $283,739,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $2,320,887,000 to offset future net capital gains. Of this amount, $2,143,263,000 is subject to expiration dates; $267,649,000 may be used to offset future net capital gains through August 31, 2017, and $1,875,614,000 through August 31, 2018. Capital losses of $177,624,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2012, the cost of investment securities for tax purposes was $15,631,916,000. Net unrealized appreciation of investment securities for tax purposes was $1,338,880,000, consisting of unrealized gains of $2,908,441,000 on securities that had risen in value since their purchase and $1,569,561,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended August 31, 2012, the fund purchased $4,716,051,000 of investment securities and sold $4,788,367,000 of investment securities, other than temporary cash investments.

30

International Growth Fund

H. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,493,068	86,871	2,372,818	124,655
Issued in Lieu of Cash Distributions	188,225	11,845	190,030	10,017
Redeemed[1]	(3,089,770)	(178,841)	(3,567,815)	(184,077)
Net Increase (Decrease) —Investor Shares	(1,408,477)	(80,125)	(1,004,967)	(49,405)
Admiral Shares
Issued	2,150,931	38,890	2,858,041	46,066
Issued in Lieu of Cash Distributions	119,571	2,366	92,553	1,534
Redeemed[1]	(1,048,446)	(19,175)	(1,238,466)	(20,096)
Net Increase (Decrease) —Admiral Shares	1,222,056	22,081	1,712,128	27,504

1 Net of redemption fees for fiscal 2012 and 2011 of $690,000 and $827,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

I. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2012

Special 2012 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $280,468,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $340,360,000 and foreign taxes paid of $17,819,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2013 to determine the calendar-year amounts to be included on their 2012 tax returns.

32

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares
Periods Ended August 31, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-1.14%	-2.26%	7.97%
Returns After Taxes on Distributions	-1.42	-3.12	7.11
Returns After Taxes on Distributions and Sale of Fund Shares	-0.37	-2.06	6.84

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$949.03	$2.36
Admiral Shares	1,000.00	949.58	1.72
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.79	$2.45
Admiral Shares	1,000.00	1,023.44	1.79

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

35

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

36

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

37

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102012

Annual Report | August 31, 2012
Vanguard FTSE Social Index Fund

> Vanguard FTSE Social Index Fund returned about 15% for the 12 months ended August 31, 2012.

> The fund’s return for the period was in line with that of its benchmark index; it surpassed the average return of large-capitalization growth funds.

> The fund’s holdings in the health care, information technology, and financial sectors contributed most to its performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Financial Statements.	11
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate.

It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	14.94%
Institutional Shares	15.06
FTSE4Good US Select Index	15.22
Large-Cap Growth Funds Average	14.07
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$7.31	$8.30	$0.089	$0.000
Institutional Shares	7.32	8.31	0.098	0.000

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended August 31, 2012, Vanguard FTSE Social Index Fund returned about 15%. The fund met its objective of closely tracking its benchmark index, the FTSE4Good US Select Index, which consists of large-and mid-capitalization growth companies that meet social and environmental standards set by the index provider. The fund exceeded the average return of large-cap growth funds for the period.

The FTSE Social Index Fund’s return reflected double-digit returns of its four largest sectors: health care, information technology, financials and consumer discretionary. The fund’s socially screened portfolio trailed the return of the broad U.S. stock market by nearly 2 percentage points.

If you hold shares of the fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

U.S. stocks shook off concerns to produce double-digit returns
U.S. stocks generated robust gains for the period, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, and avoided the “double-dip” recession that some investors had feared.

2

Though European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds continued their march, as yields dropped to record lows
Bonds produced solid returns: The broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt
market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

modest. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Key sector holdings boosted the fund’s return
As I mentioned earlier, Vanguard FTSE Social Index Fund’s strong absolute return for the fiscal year can be attributed to the performance of its holdings in a few sectors. These sectors were health care, financials, information technology, and consumer discretionary, which together accounted for nearly 76% of the fund’s assets, and contributed about 85% of its total return for the period.

Compared with the broad stock market, the fund tends to have more exposure to the information technology, health care, and financial sectors, because companies in these sectors are more likely to exhibit behaviors consistent with the environ-mental, social, and governance criteria set by the index provider. Conversely, the fund’s exposure to the energy and industrial sectors is less than that of the broad market because many of the companies in those sectors fall short of the index’s environmental standards.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.29%	0.16%	1.37%

The fund expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the fund’s expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Growth Funds.

4

Nine of the FTSE Social Index Fund’s ten sectors posted positive returns for the fiscal year. Only energy produced a negative return.

Health care and information technology stocks, together representing more than 40% of the portfolio’s assets, on average, contributed most to the fund’s return for the 12 months. In health care, the fund’s biggest boost came from pharmaceutical companies with strong product lineups and attractive yields. Biotech was also a top contributor.

In the technology sector, internet software and service providers such as large search engines and online auctions turned in double-digit returns. Data processing and outsourcing firms also benefited from strong demand. On the other hand, personal computer manufacturers struggled in the face of stiff competition from companies that make computer tablets and other mobile devices.

Although financial companies have struggled since the 2008 credit crisis, the financial sector has rebounded over the past year. Some of the sector’s best results came from insurance companies and commercial banks.

The consumer discretionary sector, which was hurt during the recession by a drastic falloff in consumer spending, continued to benefit from a slow, uneven recovery in Americans’ purchases of nonessential items.

Total Returns
Ten Years Ended August 31, 2012
Average
Annual Return
FTSE Social Index Fund Investor Shares	4.62%
Spliced Social Index	4.83
Large-Cap Growth Funds Average	5.53
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund’s relatively small allocation to the energy sector suffered most during the year; many oil and gas exploration and production companies wrestled with slower growth as well as lower natural gas and oil prices.

The fund has an impressive record of tracking its benchmark
For the decade ended August 31, 2012, Vanguard FTSE Social Index Fund’s Investor Shares recorded an average annual return of 4.62%, compared with the 4.83% average annual return of the Spliced Social Index.

The fund’s success tracking its index over the past ten years is a testament to the skills of its investment advisor, Vanguard Equity Investment Group, whose experience and sophisticated portfolio construction and management techniques have kept returns close to those of its benchmark. The advisor has been aided in this task by the fund’s low expenses.

While the fund’s performance was in line with that of its benchmark index, it trailed the 5.53% average annual return of large-cap growth funds as a whole for the same period. This discrepancy can largely

Investment insight
Vanguard FTSE Social Index Fund invests in about 340 large- and mid-capitalization growth stocks.

Each year, the FTSE4Good Policy Committee, which is made up of investment professionals experienced in socially responsible investing and experts in determining such criteria, reviews about 600 stocks, from which the stocks in the FTSE4Good
US Select Index are selected. The screening process follows stringent guidelines that may result in the addition or elimination of certain stocks. In accordance with its guiding principles, the index does not include businesses that are involved with certain activities, including tobacco, alcohol, gambling, nuclear power, weapons, and adult entertainment. It also screens out companies that, in the committee’s judgement, perform poorly in the following criteria:

• Environment.
• Human rights.
• Labor rights.
• Health and safety.
• Diversity.

be explained by the sector and industry tilts produced by the screening criteria in the FTSE4Good US Select Index. Over the years, the fund’s performance compared with the broader U.S. stock market and its large-cap growth fund peers has varied slightly depending on which sectors are in or out of favor with the market. For example, the fund’s oversized allocation to the financial sector meant that the fund took a more severe hit in the financial crisis than some of its peers, which tend to have less exposure to financial stocks.

The rise of index funds; the merits of active management
Today, index funds enjoy a degree of acceptance that was unimaginable some 35 years ago, when we introduced the first index mutual fund for individual investors. In the past five years, according to research company Strategic Insight, stock fund investors have directed just about all of their net new investments into index funds, both conventional shares and ETFs.

The benefits of index funds are crystal-clear: low costs, diversification across a market or market segment, and limited deviation from the returns of benchmark indexes. And the FTSE Social Index Fund combines the benefits of an index fund with social screening criteria for investors who prefer to hold a portfolio consistent with their broader set of personal values.

What about actively managed funds? Although Vanguard is prominent as an indexing leader, we also offer actively managed funds that give investors the chance to outperform market indexes. Make no mistake: Outperformance is hard to come by. Nevertheless, we believe we can enhance investors’ chances of success by searching the globe for best-in-class investment managers and offering their services to our clients at a low cost.

Whether your portfolio includes index funds, active funds, or a combination, adhering to a few basic tenets can put you in a position to meet your long-term financial goals. So consider maintaining a balanced portfolio diversified with stocks, bonds, and cash; save more than you think you’ll need; keep an eye on costs; and last, but never least, have a plan and stick with it.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 13, 2012

7

FTSE Social Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VFTSX	VFTNX
Expense Ratio[1]	0.29%	0.16%
30-Day SEC Yield	1.67%	1.80%

Portfolio Characteristics
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	Index
Number of Stocks	340	339	3,678
Median Market Cap	$33.2B	$33.2B	$34.9B
Price/Earnings Ratio	16.5x	16.5x	16.3x
Price/Book Ratio	1.9x	1.9x	2.1x
Return on Equity	18.0%	18.0%	18.1%
Earnings Growth Rate	10.2%	10.2%	10.5%
Dividend Yield	2.0%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	45%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		FTSE	DJ
		4Good	U.S. Total
		US Select	Market
	Fund	Index	Index
Consumer Discretionary	9.9%	9.9%	12.1%
Consumer Staples	6.7	6.7	9.8
Energy	5.3	5.3	10.2
Financials	22.6	22.6	15.9
Health Care	24.0	24.0	11.7
Industrials	6.6	6.6	10.6
Information Technology	19.1	19.1	19.5
Materials	4.1	4.1	3.8
Telecommunication
Services	0.4	0.4	2.8
Utilities	1.3	1.3	3.6

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	Index
R-Squared	1.00	0.98
Beta	1.00	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Johnson & Johnson	Pharmaceuticals	2.9%
Procter & Gamble Co.	Household
	Products	2.9
Pfizer Inc.	Pharmaceuticals	2.8
Google Inc. Class A	Internet Software &
	Services	2.8
Oracle Corp.	Systems Software	2.4
JPMorgan Chase & Co.	Diversified Financial
	Services	2.2
Merck & Co. Inc.	Pharmaceuticals	2.1
Abbott Laboratories	Pharmaceuticals	1.6
QUALCOMM Inc.	Communications
	Equipment	1.6
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	1.5
Top Ten		22.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares.

8

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 2002, Through August 31, 2012
Initial Investment of $10,000

			Average Annual Total Returns
			Periods Ended August 31, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	FTSE Social Index Fund Investor
	Shares	14.94%	-0.86%	4.62%	$15,704
••••••••	Spliced Social Index	15.22	-0.69	4.83	16,030
– – – –	Large-Cap Growth Funds Average	14.07	1.82	5.53	17,126
	Dow Jones U.S. Total Stock Market
	Index	16.74	1.73	7.35	20,323
For a benchmark description, see the Glossary.
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(1/14/2003)	Investment
FTSE Social Index Fund Institutional Shares	15.06%	-0.74%	4.47%	$7,618,546
Spliced Social Index	15.22	-0.69	4.53	7,662,137
Dow Jones U.S. Total Stock Market Index	16.74	1.73	7.39	9,936,426
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

FTSE Social Index Fund

Fiscal-Year Total Returns (%): August 31, 2002, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	2.77%	-2.27%	3.50%
Institutional Shares	1/14/2003	2.90	-2.14	4.16[1]
1 Return since inception.

10

FTSE Social Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (9.9%)
*	Amazon.com Inc.	31,289	7,767
	Ford Motor Co.	342,542	3,199
	Lowe’s Cos. Inc.	110,043	3,134
	TJXCos. Inc.	68,194	3,123
*	priceline.com Inc.	4,567	2,761
	NIKE Inc. Class B	25,450	2,478
	Viacom Inc. Class B	43,846	2,193
	CBSCorp. Class B	55,445	2,015
	Johnson Controls Inc.	62,050	1,688
	Coach Inc.	26,512	1,541
	VF Corp.	10,031	1,532
	Ross Stores Inc.	20,922	1,448
*	Bed Bath & Beyond Inc.	21,403	1,438
	Limited Brands Inc.	27,036	1,314
	McGraw-Hill Cos. Inc.	25,535	1,307
	OmnicomGroup Inc.	25,039	1,286
*	General Motors Co.	57,131	1,220
	Gap Inc.	33,589	1,203
*	Dollar Tree Inc.	22,022	1,061
*	AutoZone Inc.	2,711	980
*	O’ReillyAutomotive Inc.	11,515	978
	Genuine Parts Co.	14,331	905
	Ralph Lauren Corp. Class A	5,683	902
	Harley-Davidson Inc.	21,275	893
*	Sirius XM Radio Inc.	348,924	883
*	BorgWarner Inc.	10,641	732
	Tiffany & Co.	11,765	729
	PetSmart Inc.	9,963	707
	Family Dollar Stores Inc.	10,842	690
*	CarMax Inc.	20,863	638
	Garmin Ltd.	14,482	584
	Autoliv Inc.	8,671	514
	Scripps Networks
	Interactive Inc. Class A	8,180	483
	Foot Locker Inc.	13,977	483
	Newell Rubbermaid Inc.	26,520	475
	Lennar Corp. Class A	14,540	472
*	Mohawk Industries Inc.	6,270	452

			Market
			Value
		Shares	($000)
	H&R Block Inc.	27,007	447
	Hasbro Inc.	11,716	439
	Interpublic Group
	of Cos. Inc.	41,045	437
*	AutoNation Inc.	8,533	343
	Gannett Co. Inc.	21,922	334
	Leggett & Platt Inc.	12,876	306
	Harman International
	Industries Inc.	6,511	300
*	ApolloGroup Inc. Class A	10,852	291
	Abercrombie& Fitch Co.	7,734	278
	GameStop Corp. Class A	12,335	235
	Washington Post Co. Class B	433	153
			57,771
Consumer Staples (6.7%)
	Procter & Gamble Co.	252,527	16,967
	Colgate-Palmolive Co.	43,952	4,673
	Kimberly-Clark Corp.	36,047	3,013
	General Mills Inc.	59,598	2,344
	HJ Heinz Co.	29,485	1,643
	Estee Lauder Cos. Inc.
	Class A	21,728	1,303
	Kellogg Co.	24,816	1,257
	ConAgra Foods Inc.	38,178	959
	Dr Pepper Snapple
	Group Inc.	19,590	878
	Clorox Co.	12,033	875
	Coca-Cola Enterprises Inc.	27,954	825
	Campbell Soup Co.	21,649	761
	McCormick & Co. Inc.	11,044	679
	AvonProducts Inc.	39,784	615
	Hormel Foods Corp.	18,108	520
	TysonFoods Inc. Class A	27,365	428
	Energizer Holdings Inc.	5,951	410
*	SmithfieldFoods Inc.	14,529	281
	Hillshire Brands Co.	10,628	277
			38,708
Energy (5.3%)
	Schlumberger Ltd.	122,625	8,876
	Occidental Petroleum Corp.	74,538	6,336

11

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	ApacheCorp.	35,979	3,085
	Devon Energy Corp.	37,027	2,141
	Williams Cos. Inc.	57,482	1,855
	Baker Hughes Inc.	40,100	1,829
	SpectraEnergy Corp.	59,642	1,686
*	FMCTechnologies Inc.	22,149	1,037
	Noble Corp.	23,081	880
	EQTCorp.	13,630	735
	CONSOL Energy Inc.	20,676	624
	Peabody Energy Corp.	25,184	545
*	Rowan Cos. plc Class A	11,527	406
*	Newfield Exploration Co.	12,151	397
*	WPX Energy Inc.	18,060	282
			30,714
Financials (22.6%)
	JPMorgan Chase & Co.	349,279	12,972
	Citigroup Inc.	269,173	7,997
	Bank of America Corp.	986,556	7,883
	AmericanExpress Co.	106,672	6,219
	US Bancorp	173,985	5,813
	Goldman Sachs Group Inc.	45,191	4,778
	Capital One Financial Corp.	53,226	3,009
	PNC Financial Services
	Group Inc.	48,298	3,002
	AmericanTower
	Corporation	36,437	2,565
	MetLife Inc.	72,605	2,478
*	AmericanInternational
	Group Inc.	70,499	2,420
	Prudential Financial Inc.	43,258	2,358
	Travelers Cos. Inc.	35,737	2,314
	ACE Ltd.	30,938	2,281
	Morgan Stanley	136,462	2,047
	BlackRock Inc.	11,577	2,042
	BB&T Corp.	63,656	2,008
	AflacInc.	43,157	1,993
	Discover Financial Services	48,742	1,888
	State Street Corp.	45,132	1,877
	ChubbCorp.	24,817	1,834
	Ventas Inc.	27,084	1,774
	HCP Inc.	38,602	1,770
	Franklin Resources Inc.	14,780	1,735
	Public Storage	11,756	1,711
	Marsh & McLennan
	Cos. Inc.	49,781	1,701
	Allstate Corp.	45,251	1,687
	CMEGroup Inc.	30,545	1,677
	EquityResidential	27,702	1,673
	CharlesSchwab Corp.	116,454	1,571
	Aon plc	29,657	1,541
	Annaly Capital
	Management Inc.	88,995	1,540
	Loews Corp.	36,477	1,483
	Prologis Inc.	42,026	1,436
	T. Rowe Price Group Inc.	23,237	1,428
	Fifth Third Bancorp	84,129	1,274

			Market
			Value
		Shares	($000)
	SunTrust Banks Inc.	49,267	1,240
	Weyerhaeuser Co.	49,172	1,225
	AmeripriseFinancial Inc.	20,119	1,105
	Progressive Corp.	56,355	1,101
	Northern Trust Corp.	22,234	1,033
	M&T Bank Corp.	11,657	1,013
	Invesco Ltd.	41,497	983
*	IntercontinentalExchange Inc.	6,689	914
	Regions Financial Corp.	129,952	904
	Moody’s Corp.	20,690	819
	Principal Financial Group Inc.	27,849	764
	KeyCorp	86,792	732
	Hartford Financial
	Services Group Inc.	40,504	726
	Macerich Co.	12,053	718
	SLMCorp.	44,476	700
*	CIT Group Inc.	18,394	695
	XLGroup plc Class A	28,851	667
	Plum Creek Timber Co. Inc.	15,042	616
	Lincoln National Corp.	26,115	606
	Willis Group Holdings plc	15,945	595
	NYSE Euronext	23,283	583
	Cincinnati Financial Corp.	15,065	582
	Comerica Inc.	18,123	557
	New York Community
	Bancorp Inc.	40,250	534
*	CBREGroup Inc. Class A	30,017	520
	Huntington Bancshares Inc.	78,376	517
	Unum Group	26,389	515
	Torchmark Corp.	9,075	464
	PartnerRe Ltd.	5,858	430
	Axis Capital Holdings Ltd.	11,846	404
	Liberty Property Trust	10,820	399
	People’s United
	Financial Inc.	32,823	393
	Arthur J Gallagher & Co.	10,741	384
*	Markel Corp.	877	381
	RenaissanceRe Holdings Ltd.	4,758	368
	Duke Realty Corp.	24,166	350
	Hudson City Bancorp Inc.	48,192	346
	Brown & Brown Inc.	13,076	343
	Zions Bancorporation	16,776	323
	Legg Mason Inc.	12,817	315
	White Mountains
	Insurance Group Ltd.	595	310
	Assurant Inc.	7,986	281
	SEI Investments Co.	12,280	267
	City National Corp.	5,038	259
*	Genworth Financial Inc.
	Class A	44,491	235
	Erie Indemnity Co. Class A	3,376	215
	Old Republic
	International Corp.	24,162	208
	Mercury General Corp.	2,376	91
			131,509

12

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
Health Care (24.0%)
	Johnson & Johnson	252,396	17,019
	Pfizer Inc.	692,747	16,529
	Merck & Co. Inc.	279,593	12,036
	AbbottLaboratories	144,555	9,474
	AmgenInc.	71,410	5,993
	UnitedHealth Group Inc.	95,937	5,209
	Bristol-Myers Squibb Co.	155,627	5,137
	Eli Lilly & Co.	105,604	4,743
*	Express Scripts Holding Co.	73,490	4,602
*	Gilead Sciences Inc.	68,983	3,980
	Medtronic Inc.	95,618	3,888
*	Biogen Idec Inc.	22,101	3,240
	Baxter International Inc.	50,556	2,967
*	Celgene Corp.	40,374	2,909
	Covidien plc	44,314	2,484
	Allergan Inc.	28,197	2,429
	ThermoFisher Scientific Inc.	33,748	1,935
*	Alexion Pharmaceuticals Inc.	17,614	1,888
	McKesson Corp.	21,609	1,882
	WellPoint Inc.	30,319	1,815
*	Intuitive Surgical Inc.	3,652	1,796
	Becton Dickinson and Co.	18,673	1,419
	Stryker Corp.	26,382	1,405
	Cardinal Health Inc.	31,597	1,250
	Aetna Inc.	31,978	1,228
	Cigna Corp.	26,560	1,216
	Agilent Technologies Inc.	31,560	1,173
	St. Jude Medical Inc.	28,947	1,093
*	Edwards Lifesciences Corp.	10,457	1,068
	Humana Inc.	15,055	1,055
*	Vertex Pharmaceuticals Inc.	19,310	1,030
	Zimmer Holdings Inc.	16,267	1,005
	Perrigo Co.	8,621	948
*	Watson Pharmaceuticals Inc.	11,622	945
*	Mylan Inc.	39,299	926
	AmerisourceBergenCorp.
	Class A	23,156	892
	Quest Diagnostics Inc.	14,495	877
*	Forest Laboratories Inc.	24,579	853
*	DaVita Inc.	8,675	844
*	Life Technologies Corp.	16,413	783
*	Laboratory Corp. of
	America Holdings	8,866	780
	CRBard Inc.	7,859	771
*	Boston Scientific Corp.	130,463	704
*	Waters Corp.	8,171	655
*	Henry Schein Inc.	8,381	644
	Coventry Health Care Inc.	13,377	557
*	CareFusion Corp.	20,648	542
*	Hospira Inc.	15,212	511
*	Illumina Inc.	11,556	486
	DENTSPLY International Inc.	13,027	472
	Patterson Cos. Inc.	10,282	349

			Market
			Value
		Shares	($000)
	OmnicareInc.	10,440	338
	Universal Health
	Services Inc. Class B	8,184	327
			139,101
Industrials (6.6%)
	Caterpillar Inc.	60,045	5,124
	United Parcel Service Inc.
	Class B	66,466	4,906
	Deere & Co.	37,122	2,788
	Illinois Tool Works Inc.	44,380	2,631
	Norfolk Southern Corp.	35,832	2,596
	FedEx Corp.	28,878	2,531
	CSX Corp.	95,393	2,143
	Cummins Inc.	17,754	1,724
	Waste Management Inc.	42,146	1,457
	WW Grainger Inc.	6,481	1,335
	PACCAR Inc.	33,028	1,318
	Ingersoll-Rand plc	27,268	1,275
	Cooper Industries plc	14,563	1,065
	Stanley Black & Decker Inc.	15,754	1,036
	Rockwell Automation Inc.	13,151	948
	Pall Corp.	10,680	593
	Iron Mountain Inc.	15,790	518
	EquifaxInc.	11,058	506
	Masco Corp.	32,822	465
	JB Hunt Transport
	Services Inc.	7,971	418
	Pentair Inc.	8,973	381
*	Fortune Brands Home
	& Security Inc.	14,813	378
	Dun & Bradstreet Corp.	4,429	359
	Robert Half International Inc.	13,058	343
	AveryDennison Corp.	9,707	303
	Manpower Inc.	7,210	268
	Pitney Bowes Inc.	18,339	245
	RR Donnelley & Sons Co.	16,705	183
	Ryder System Inc.	4,549	182
	ITT Corp.	8,170	163
			38,182
Information Technology (19.1%)
*	Google Inc. Class A	23,894	16,370
	Oracle Corp.	448,686	14,201
	QUALCOMM Inc.	147,554	9,069
	Visa Inc. Class A	48,123	6,172
*	eBayInc.	118,540	5,627
*	EMCCorp.	192,824	5,069
	Mastercard Inc. Class A	11,074	4,683
	Accenture plc Class A	58,809	3,623
	Hewlett-Packard Co.	182,639	3,083
	Texas Instruments Inc.	104,838	3,045
	Automatic Data
	Processing Inc.	44,889	2,607
*	Cognizant Technology
	Solutions Corp. Class A	27,820	1,788

13

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Corning Inc.	139,142	1,668
*	Yahoo! Inc.	111,624	1,635
	Broadcom Corp. Class A	45,669	1,623
	Intuit Inc.	27,322	1,600
*	Adobe Systems Inc.	45,441	1,421
	AppliedMaterials Inc.	118,534	1,386
*	Salesforce.com Inc.	9,540	1,385
*	Citrix Systems Inc.	17,032	1,323
*	SymantecCorp.	66,931	1,193
*	Teradata Corp.	15,547	1,188
	Altera Corp.	29,746	1,110
	Western Union Co.	56,792	1,000
*	Western Digital Corp.	23,907	1,000
*	SanDisk Corp.	22,367	922
	Xerox Corp.	123,379	909
*	Fiserv Inc.	12,522	893
*	CheckPoint Software
	Technologies Ltd.	18,863	869
*	Juniper Networks Inc.	48,408	844
	CA Inc.	32,329	842
	AvagoTechnologies Ltd.	22,614	827
	Xilinx Inc.	24,162	819
*	NVIDIA Corp.	56,806	797
*	VMwareInc. Class A	8,859	789
*	Red Hat Inc.	13,373	749
*	F5 Networks Inc.	7,371	719
*	VeriSign Inc.	14,725	702
*	Alliance Data Systems Corp.	4,845	667
*	Autodesk Inc.	20,695	643
*	Lam Research Corp.	18,312	625
*	AkamaiTechnologies Inc.	16,504	619
*	BMC Software Inc.	14,720	609
*	Micron Technology Inc.	90,300	561
*	SynopsysInc.	13,213	436
*	AvnetInc.	13,327	429
	Total System Services Inc.	17,445	404
*	LSI Corp.	51,245	399
*	Electronic Arts Inc.	29,940	399
*	Arrow Electronics Inc.	10,203	370
*	NCR Corp.	14,608	327
	Broadridge Financial
	Solutions Inc.	11,400	270
	DST Systems Inc.	4,105	209
	Molex Inc.	6,375	169
	Molex Inc. Class A	7,129	158
*	Rovi Corp.	9,897	152
			110,996
Materials (4.1%)
	EI du Pont de
	Nemours & Co.	85,408	4,249
	Dow Chemical Co.	109,767	3,217
	Praxair Inc.	27,588	2,911
	Ecolab Inc.	26,760	1,713
	Air Products &
	Chemicals Inc.	19,448	1,606

		Market
		Value
	Shares	($000)
Mosaic Co.	27,340	1,583
International Paper Co.	40,035	1,384
Sherwin-WilliamsCo.	9,530	1,364
Sigma-Aldrich Corp.	11,158	793
Southern Copper Corp.	23,482	764
Ball Corp.	14,320	604
Ashland Inc.	7,140	526
Cliffs Natural Resources Inc.	13,121	470
MeadWestvaco Corp.	15,983	460
Vulcan Materials Co.	11,727	456
International Flavors &
Fragrances Inc.	7,324	443
Airgas Inc.	5,246	436
Bemis Co. Inc.	9,599	290
* Owens-IllinoisInc.	15,174	265
Sealed Air Corp.	17,650	252
		23,786
Telecommunication Services (0.4%)
* SprintNextel Corp.	274,394	1,331
Windstream Corp.	54,393	537
Frontier Communications
Corp.	90,423	418
Telephone & Data
Systems Inc.	9,084	222
		2,508
Utilities (1.3%)
Consolidated Edison Inc.	26,643	1,615
Northeast Utilities	28,717	1,082
Wisconsin Energy Corp.	21,371	811
CenterPoint Energy Inc.	39,250	800
NiSource Inc.	25,914	631
* Calpine Corp.	33,145	582
Alliant Energy Corp.	10,113	446
Pepco Holdings Inc.	20,626	398
MDU Resources Group Inc.	17,201	371
TECO Energy Inc.	19,674	341
Questar Corp.	16,318	322
		7,399
Total Common Stocks
(Cost $529,503)		580,674
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.158%
(Cost $209)	209,219	209
Total Investments (100.0%)
(Cost $529,712)		580,883
Other Assets and Liabilities (0.0%)
Other Assets		1,452
Liabilities		(1,421)
		31
Net Assets (100%)		580,914

14

FTSE Social Index Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	573,884
Undistributed Net Investment Income	5,103
Accumulated Net Realized Losses	(49,244)
Unrealized Appreciation (Depreciation)	51,171
Net Assets	580,914

Investor Shares—Net Assets
Applicable to 45,710,817 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	379,308
Net Asset Value Per Share—
Investor Shares	$8.30

Institutional Shares—Net Assets
Applicable to 24,268,489 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	201,606
Net Asset Value Per Share—
Institutional Shares	$8.31

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	9,638
Interest[1]	1
Security Lending	8
Total Income	9,647
Expenses
The Vanguard Group—Note B
Investment Advisory Services	77
Management and Administrative—Investor Shares	863
Management and Administrative—Institutional Shares	190
Marketing and Distribution—Investor Shares	89
Marketing and Distribution—Institutional Shares	47
Custodian Fees	22
Auditing Fees	27
Shareholders’ Reports—Investor Shares	11
Shareholders’ Reports—Institutional Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,331
Net Investment Income	8,316
Realized Net Gain (Loss) on Investment Securities Sold	62,500
Change in Unrealized Appreciation (Depreciation) of Investment Securities	3,464
Net Increase (Decrease) in Net Assets Resulting from Operations	74,280
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,316	5,996
Realized Net Gain (Loss)	62,500	14,856
Change in Unrealized Appreciation (Depreciation)	3,464	55,872
Net Increase (Decrease) in Net Assets Resulting from Operations	74,280	76,724
Distributions
Net Investment Income
Investor Shares	(4,161)	(2,900)
Institutional Shares	(2,083)	(1,420)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(6,244)	(4,320)
Capital Share Transactions
Investor Shares	(10,959)	(12,802)
Institutional Shares	24,113	6,841
Net Increase (Decrease) from Capital Share Transactions	13,154	(5,961)
Total Increase (Decrease)	81,190	66,443
Net Assets
Beginning of Period	499,724	433,281
End of Period[1]	580,914	499,724
1 Net Assets—End of Period includes undistributed net investment income of $5,103,000 and $3,031,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

FTSE Social Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$7.31	$6.27	$6.20	$7.76	$9.30
Investment Operations
Net Investment Income	.117	.084	.061	.080	.125
Net Realized and Unrealized Gain (Loss)
on Investments	.962	1.016	.077	(1.522)	(1.525)
Total from Investment Operations	1.079	1.100	.138	(1.442)	(1.400)
Distributions
Dividends from Net Investment Income	(.089)	(.060)	(.068)	(.118)	(.140)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.089)	(.060)	(.068)	(.118)	(.140)
Net Asset Value, End of Period	$8.30	$7.31	$6.27	$6.20	$7.76

Total Return[1]	14.94%	17.52%	2.18%	-18.11%	-15.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$379	$344	$306	$304	$395
Ratio of Total Expenses to Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.10%	0.91%	1.50%	1.48%
Portfolio Turnover Rate	45%	11%	35%	30%	41%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

FTSE Social Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$7.32	$6.27	$6.20	$7.77	$9.32
Investment Operations
Net Investment Income	.128	.095	.070	.087	.137
Net Realized and Unrealized Gain (Loss)
on Investments	.960	1.025	.075	(1.528)	(1.535)
Total from Investment Operations	1.088	1.120	.145	(1.441)	(1.398)
Distributions
Dividends from Net Investment Income	(.098)	(.070)	(.075)	(.129)	(.152)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.098)	(.070)	(.075)	(.129)	(.152)
Net Asset Value, End of Period	$8.31	$7.32	$6.27	$6.20	$7.77

Total Return	15.06%	17.84%	2.29%	-18.03%	-15.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$202	$155	$128	$104	$139
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.16%	0.16%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.23%	1.04%	1.63%	1.61%
Portfolio Turnover Rate	45%	11%	35%	30%	41%

See accompanying Notes, which are an integral part of the Financial Statements.

19

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

20

FTSE Social Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $82,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2012, the fund had $5,899,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $62,496,000 to offset taxable capital gains realized during the year ended August 31, 2012. At August 31, 2012, the fund had available capital losses totaling $49,223,000 to offset future net capital gains of $28,335,000 through August 31, 2018, and $20,888,000 through August 31, 2019.

At August 31, 2012, the cost of investment securities for tax purposes was $529,712,000. Net unrealized appreciation of investment securities for tax purposes was $51,171,000, consisting of unrealized gains of $99,025,000 on securities that had risen in value since their purchase and $47,854,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $260,456,000 of investment securities and sold $244,866,000 of investment securities, other than temporary cash investments.

21

FTSE Social Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	55,917	7,102	68,477	9,029
Issued in Lieu of Cash Distributions	3,880	537	2,715	363
Redeemed	(70,756)	(9,041)	(83,994)	(11,067)
Net Increase (Decrease)—Investor Shares	(10,959)	(1,402)	(12,802)	(1,675)
Institutional Shares
Issued	37,915	4,818	35,819	4,671
Issued in Lieu of Cash Distributions	1,436	199	957	128
Redeemed	(15,238)	(1,965)	(29,935)	(3,920)
Net Increase (Decrease)—Institutional Shares	24,113	3,052	6,841	879

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard FTSE Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2012

Special 2012 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $6,244,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Fund Investor Shares
Periods Ended August 31, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.94%	-0.86%	4.62%
Returns After Taxes on Distributions	14.73	-1.07	4.39
Returns After Taxes on Distributions and Sale of Fund Shares	9.94	-0.77	3.97

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,023.43	$1.48
Institutional Shares	1,000.00	1,023.40	0.82
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.74	$1.48
Institutional Shares	1,000.00	1,024.40	0.82

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio manage-ment process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its target index. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Social Index: Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.
John J. Brennan
Peter F. Volanakis
Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal
Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
John C. Bogle
Overseer of the Amos Tuck School of Business
Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

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Q2130 102012

Annual Report | August 31, 2012

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund	Vanguard Industrials Index Fund
Vanguard Consumer Staples Index Fund	Vanguard Information Technology Index Fund
Vanguard Energy Index Fund	Vanguard Materials Index Fund
Vanguard Financials Index Fund	Vanguard Telecommunication Services Index Fund
Vanguard Health Care Index Fund	Vanguard Utilities Index Fund

> The ten Vanguard U.S. Sector Index Funds closely tracked their benchmark indexes for the 12 months ended August 31, 2012.

> The broad U.S. stock market posted strong results, and eight out of the ten funds recorded double-digit returns for the fiscal year.

> The Information Technology Index Fund delivered the strongest results, while the Energy Index Fund had the weakest showing.

Contents
Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	6
Consumer Staples Index Fund	16
Energy Index Fund	25
Financials Index Fund	34
Health Care Index Fund	45
Industrials Index Fund	55
Information Technology Index Fund	65
Materials Index Fund	75
Telecommunication Services Index Fund	85
Utilities Index Fund	93
Your Fund’s After-Tax Returns	102
About Your Fund’s Expenses	104
Trustees Approve Advisory Arrangement	106
Glossary	107

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMS Surprise, a replica of an 18th-century Royal Navy frigate. It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns
Fiscal Year Ended August 31, 2012

Admiral™ Shares[1] and ETF Shares[2]

	Ticker	Total
	Symbol	Returns
Vanguard Consumer
Discretionary Index Fund	VCDAX	22.17%
Vanguard Consumer
Discretionary ETF	VCR
Market Price		22.24
Net Asset Value		22.18
MSCI US IMI/Consumer
Discretionary 25/50		22.33

Vanguard Consumer Staples
Index Fund	VCSAX	16.81%
Vanguard Consumer Staples ETF	VDC
Market Price		16.89
Net Asset Value		16.80
MSCI US IMI/Consumer
Staples 25/50		16.95

Vanguard Energy Index Fund	VENAX	4.61%
Vanguard Energy ETF	VDE
Market Price		4.65
Net Asset Value		4.60
MSCI US IMI/Energy 25/50		4.65

Vanguard Financials Index Fund	VFAIX	15.84%
Vanguard Financials ETF	VFH
Market Price		15.90
Net Asset Value		15.87
MSCI US IMI/Financials 25/50		16.00

Vanguard Health Care Index Fund	VHCIX	20.08%
Vanguard Health Care ETF	VHT
Market Price		20.16
Net Asset Value		20.07
MSCI US IMI/Health Care 25/50		20.22

Vanguard Industrials Index Fund	VINAX	15.03%
Vanguard Industrials ETF	VIS
Market Price		15.10
Net Asset Value		15.04
MSCI US IMI/Industrials 25/50		15.19

	Ticker	Total
	Symbol	Returns
Vanguard Information
Technology Index Fund	VITAX	23.63%
Vanguard Information
Technology ETF	VGT
Market Price		23.68%
Net Asset Value		23.65
MSCI US IMI/Information
Technology 25/50		23.86

Vanguard Materials Index Fund	VMIAX	5.10%
Vanguard Materials ETF	VAW
Market Price		5.11%
Net Asset Value		5.09
MSCI US IMI/Materials 25/50		5.25

Vanguard Telecommunication
Services Index Fund	VTCAX	12.33%
Vanguard Telecommunication
Services ETF	VOX
Market Price		12.23%
Net Asset Value		12.33
MSCI US IMI/Telecommunication
Services 25/50		12.41

Vanguard Utilities Index Fund	VUIAX	11.22%
Vanguard Utilities ETF	VPU
Market Price		11.23
Net Asset Value		11.20
MSCI US IMI/Utilities 25/50		11.37

MSCI US IMI/2500		17.15%

1 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
2 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which ETF Shares’ market price was above or below the NAV.

Note: MSCI US IMI/2500 is the Morgan Stanley Capital International® US Investable Market 2500 Index.

Chairman’s Letter

Dear Shareholder,

During the most recent fiscal year, global stock markets moved sharply up and down in response to macroeconomic news events. U.S. stocks managed to turn in strong gains in this jittery environment.

Each of the Vanguard U.S. Sector Index Funds closely tracked the return of its respective benchmark index for the 12 months, and eight of the ten produced double-digit gains. Vanguard Information Technology Index Fund posted the strongest results, while Vanguard Energy Index Fund had the weakest showing.

Please note that Vanguard eliminated the redemption fee for the Admiral Shares of the Vanguard U.S. Sector Index Funds in May. (The ETFs, which are bought and sold through brokerages, had no redemption fee.) The funds’ trustees determined that the fee, which was one of several measures in place to protect the interests of long-term investors and discourage frequent trading, was no longer needed.

If you hold your shares in a taxable account, you may wish to review the after-tax returns that appear later in this report.

U.S. stocks shook off concerns to produce double-digit returns
U.S. stocks generated robust gains for the 12 months, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, and avoided the “double-dip” recession that some investors had feared.

Though European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2012
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	–1.92	3.64	–3.59

Bonds
Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

Bonds continued their march, as yields dropped to record lows
Bonds produced solid returns; the broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.)

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

Eight of the ten market sectors posted double-digit returns
In a generally strong stock market, all ten sectors recorded positive results, with some turning in much stronger performances than others. Four of the ten—information technology, consumer discretionary, health care, and consumer staples—outperformed the broad market.

The Information Technology Index Fund led the pack for the period, returning nearly 24%. Computer hardware companies contributed most significantly, as sales of computer tablets and mobile devices continued to soar. Internet software and service providers, such as large search engines and online auctions, also boosted results.

The Consumer Discretionary Index Fund was a close second, returning more than 22%. The sector, which was hurt during the recession by a drastic falloff in consumer spending, has benefited from a slow and at times uneven rise in Americans’ purchases of discretionary items.

Total Returns
Inception Through August 31, 2012
Average
Annual Return
Consumer Discretionary Index Fund Admiral Shares (Returns since inception: 7/14/2005)	5.21%
Spliced US IMI/Consumer Discretionary 25/50[1]	5.37

Consumer Staples Index Fund Admiral Shares (Returns since inception: 1/30/2004)	8.92%
Spliced US IMI/Consumer Staples 25/50[2]	8.92

Energy Index Fund Admiral Shares (Returns since inception: 10/7/2004)	10.36%
Spliced US IMI/Energy 25/50[3]	10.14

Financials Index Fund Admiral Shares (Returns since inception: 2/4/2004)	–2.94%
Spliced US IMI/Financials 25/50[4]	–2.85

Health Care Index Fund Admiral Shares (Returns since inception: 2/5/2004)	5.26%
Spliced US IMI/Health Care 25/50[5]	5.48

Industrials Index Fund Admiral Shares (Returns since inception: 5/8/2006)	1.87%
Spliced US IMI/Industrials 25/50[6]	2.04

Information Technology Index Fund Admiral Shares (Returns since inception: 3/25/2004)	6.23%
Spliced US IMI/Information Technology 25/50[7]	6.44

Materials Index Fund Admiral Shares (Returns since inception: 2/11/2004)	7.21%
Spliced US IMI/Materials 25/50[8]	7.36

Telecommunication Services Index Fund Admiral Shares (Returns since inception: 3/11/2005)	6.68%
Spliced US IMI/Telecommunication Services 25/50[9]	5.90

Utilities Index Fund Admiral Shares (Returns since inception: 4/28/2004)	9.08%
Spliced US IMI/Utilities 25/50[10]	9.31

1 Spliced US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
2 Spliced US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
3 Spliced US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
4 Spliced US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
5 Spliced US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
6 Spliced US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
7 Spliced US IMI/Information Technology 25/50: MSCI US IMI/Information Technology Index through February 26, 2010; MSCI US IMI/Technology 25/50 thereafter.
8 Spliced US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
9 Spliced US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
10 Spliced US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The Health Care and the Consumer Staples Index Funds posted returns of about 20% and about 17%, respectively. Stocks in both sectors generally performed well for the period, as investors sought out “defensive” investments that were relatively insulated from economic ups and downs.

The six remaining sectors—financials, industrials, telecommunication services, utilities, materials, and energy—produced solid results but lagged the broad U.S. stock market for the fiscal year.

Despite trailing the broader market, the Financials, Industrials, Telecommunication Services, and Utilities Index Funds produced double-digit results ranging from more than 11% to almost 16%.

In financials, commercial banks, real estate investment trusts, and insurance companies added most to performance. Industrial conglomerates and aerospace and defense firms led the way in industrials. Integrated telecommunication services companies were responsible for top returns in that sector, and electric companies outperformed among utilities stocks.

The Energy Index Fund had the lowest return, at almost 5%. The sector’s weakness can be attributed to a combination of factors, including the sharp decline in crude oil prices after March, low natural gas prices, and continued uncertainties about global economic growth. The Materials Index Fund also significantly lagged the broad market, returning just over 5%. Stocks in the metals and mining industry weighed on performance.

Since the inception of the Vanguard U.S. Sector Index Funds in 2004, the U.S. stock market has experienced extreme volatility, including one of the worst bear markets in history. During this period, the funds have achieved their primary objective of tracking their respective benchmark indexes.

The funds’ advisor, Vanguard Equity Investment Group, deserves credit for this success. The advisor is helped in this task by the funds’ low expense ratios, which are far below the industry average.

Sector funds can play a role in a balanced, diversified portfolio
At Vanguard, one of our guiding principles is that balance and broad diversification can help manage the risks inherent in investing. When used thoughtfully, sector funds can enhance the diversification of a portfolio that lacks exposure to a certain part of the market or is overly concentrated in a few segments.

These funds can also give investors the opportunity to act on a conviction that a particular sector will outperform the broader market. We recognize that this is a popular use of sector funds, but it’s one we’d urge investors to be cautious about. Our research and experience suggest that it is difficult to profit consistently from such convictions. The top-returning sector can change at any moment, which is why chasing short-term performance often leads to disappointment.

Although we acknowledge the challenges and risks of sector investing, Vanguard has designed its funds—whether they are actively managed or track an index—to give investors a better chance of reaching their goals. All provide broad sector coverage at a low cost.

For those reasons, we believe the Vanguard U.S. Sector Index Funds can play a role in a well-diversified plan for investors who can tolerate the highs and lows that inevitably accompany a narrowly focused investment.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 14, 2012

A note on expense ratios
The Fund Profiles that follow this letter display fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. The figures for the Financials Index Fund also include “acquired fund fees and expenses,”
which result from the fund’s holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratio entry in the Fund Profile reports the fund’s actual expenses for the period, a more relevant tally of operating costs incurred by shareholders.

Your Fund’s Performance at a Glance
August 31, 2011–August 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$31.22	$37.62	$0.439	$0.000
ETF Shares	60.29	72.65	0.853	0.000
Consumer Staples Index Fund
Admiral Shares	$38.94	$44.44	$0.934	$0.000
ETF Shares	78.96	90.12	1.894	0.000
Energy Index Fund
Admiral Shares	$50.17	$51.63	$0.811	$0.000
ETF Shares	100.41	103.35	1.618	0.000
Financials Index Fund
Admiral Shares	$14.16	$16.05	$0.304	$0.000
ETF Shares	28.25	32.03	0.606	0.000
Health Care Index Fund
Admiral Shares	$29.81	$35.18	$0.527	$0.000
ETF Shares	59.58	70.32	1.049	0.000
Industrials Index Fund
Admiral Shares	$30.89	$34.84	$0.627	$0.000
ETF Shares	60.12	67.82	1.217	0.000
Information Technology Index Fund
Admiral Shares	$30.30	$37.17	$0.247	$0.000
ETF Shares	59.17	72.58	0.485	0.000
Materials Index Fund
Admiral Shares	$39.53	$40.66	$0.804	$0.000
ETF Shares	77.59	79.81	1.576	0.000
Telecommunication Services Index Fund
Admiral Shares	$33.18	$36.09	$1.017	$0.000
ETF Shares	65.11	70.82	2.009	0.000
Utilities Index Fund
Admiral Shares	$36.40	$38.99	$1.401	$0.000
ETF Shares	72.52	77.69	2.790	0.000

Consumer Discretionary Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	372	370	2,477
Median Market Cap	$23.6B	$23.6B	$34.9B
Price/Earnings Ratio	19.2x	19.2x	16.3x
Price/Book Ratio	3.2x	3.2x	2.2x
Yield[3]		1.4%	2.1%
Admiral Shares	1.3%
ETF Shares	1.3%
Return on Equity	18.0%	18.0%	18.0%
Earnings Growth Rate	13.4%	13.3%	10.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.90
Beta	1.00	1.10

Subindustry Diversification
(% of equity exposure)
Advertising	1.3%
Apparel Retail	6.5
Apparel, Accessories & Luxury Goods	4.3
Auto Parts & Equipment	3.3
Automobile Manufacturers	2.9
Automotive Retail	2.3
Broadcasting	2.9
Cable & Satellite	10.6
Casinos & Gaming	2.3
Department Stores	2.6
Distributors	1.0
Footwear	2.4
General Merchandise Stores	3.9
Home Improvement Retail	6.6
Homebuilding	1.7
Homefurnishing Retail	1.4
Hotels, Resorts & Cruise Lines	2.9
Internet Retail	7.2
Leisure Products	1.4
Movies & Entertainment	11.1
Publishing	1.5
Restaurants	10.9
Specialized Consumer Services	1.0
Specialty Stores	3.2
Other Consumer Descretionary	4.8

Ten Largest Holdings[7] (% of total net assets)
McDonald’s Corp.	4.9%
Comcast Corp.	4.8
Amazon.com Inc.	4.8
Home Depot Inc.	4.7
Walt Disney Co.	4.5
News Corp.	2.6
Target Corp.	2.2
Time Warner Inc.	2.2
Starbucks Corp.	2.0
NIKE Inc. Class B	1.9
Top Ten	34.6%

1 MSCI US IMI/Consumer Discretionary 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the Indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were  .14% for
Admiral Shares and 0.14% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Consumer Discretionary Index Fund
ETF Shares Net Asset Value	22.18%	5.28%	5.48%	$15,812
Consumer Discretionary Index Fund
ETF Shares Market Price	22.24	5.35	5.48	15,821
Spliced US IMI/Consumer
Discretionary 25/50[2]	22.33	5.40	5.62	16,004
MSCI US IMI/2500	17.15	1.76	5.03	15,252

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Consumer Discretionary Index Fund Admiral Shares	22.17%	5.27%	5.21%	$143,655
Spliced US IMI/Consumer Discretionary 25/50[2]	22.33	5.40	5.37	145,182
MSCI US IMI/2500	17.15	1.76	4.55	137,392

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; July 14, 2005, for Admiral Shares.
2 Spliced US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2012

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2012
			Cumulative
			Since
	One Year	Five Years	Inception
Consumer Discretionary Index Fund ETF Shares Market Price	22.24%	29.74%	58.21%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	22.18	29.36	58.12
Spliced US IMI/Consumer Discretionary 25/50[1]	22.33	30.05	60.04

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		7.63%	3.18%	5.01%
Net Asset Value		7.69	3.18	5.02
Admiral Shares	7/14/2005	7.68	3.15	4.65

1 Spliced US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value[s]
		Shares	($000)
Common Stocks (100.2%)
Auto Components (3.6%)
	Johnson Controls Inc.	202,022	5,497
*	Delphi Automotive plc	80,252	2,431
*	BorgWarner Inc.	34,403	2,366
	Autoliv Inc.	28,578	1,694
*	TRW Automotive
	Holdings Corp.	31,144	1,361
	Lear Corp.	29,746	1,155
*	Goodyear Tire & Rubber Co.	72,208	881
	Gentex Corp.	43,177	756
*	Visteon Corp.	13,984	644
	Dana Holding Corp.	44,192	604
*	Tenneco Inc.	18,208	553
	Cooper Tire & Rubber Co.	17,448	349
*	Dorman Products Inc.	8,608	254
*	American Axle &
	Manufacturing
	Holdings Inc.	20,767	232
*	Drew Industries Inc.	5,912	171
	Superior Industries
	International Inc.	7,125	122
*	Amerigon Inc.	8,795	104
	Standard Motor
	Products Inc.	5,473	97
*	Modine Manufacturing Co.	12,258	86
*	Fuel Systems Solutions Inc.	4,386	77
*	Federal-Mogul Corp.	7,330	69
*	Exide Technologies	20,945	64
*	Stoneridge Inc.	7,914	50
*	Tower International Inc.	1,921	14
			19,631
Automobiles (3.4%)
	Ford Motor Co.	1,061,494	9,914
*	General Motors Co.	232,628	4,967
	Harley-Davidson Inc.	69,011	2,896
*,^	Tesla Motors Inc.	15,446	440
	Thor Industries Inc.	13,250	417
*	Winnebago Industries Inc.	8,785	101
			18,735
Distributors (1.0%)
	Genuine Parts Co.	46,303	2,924
*	LKQ Corp.	41,748	1,576
	Pool Corp.	13,987	551
	Core-Mark Holding Co. Inc.	2,967	135
	Weyco Group Inc.	2,046	47
			5,233
Diversified Consumer Services (1.4%)
	H&R Block Inc.	87,404	1,447
*	Apollo Group Inc. Class A	32,030	860
	Service Corp. International	64,220	837
	Sotheby’s	20,283	634
*	Coinstar Inc.	9,488	485
	Weight Watchers
	International Inc.	8,156	390
	DeVry Inc.	17,617	340
	Hillenbrand Inc.	18,572	336

			Market
			Value[s]
		Shares	($000)
	Regis Corp.	17,030	307
	Matthews International
	Corp. Class A	8,295	248
*	Grand Canyon Education Inc.	11,200	237
	Strayer Education Inc.	3,483	226
*	Steiner Leisure Ltd.	4,139	193
*	Ascent Capital Group Inc.
	Class A	3,580	185
*	American Public
	Education Inc.	5,261	177
*	ITT Educational Services Inc.	5,490	176
	Stewart Enterprises Inc.
	Class A	23,074	170
*	K12 Inc.	7,947	167
*	Capella Education Co.	3,799	118
	Universal Technical
	Institute Inc.	6,651	80
*	Bridgepoint Education Inc.	5,224	51
*	Career Education Corp.	15,724	50
*	Corinthian Colleges Inc.	23,546	48
	Lincoln Educational
	Services Corp.	6,287	27
			7,789
Hotels, Restaurants & Leisure (16.5%)
	McDonald’s Corp.	301,223	26,957
	Starbucks Corp.	226,846	11,254
	Yum! Brands Inc.	136,887	8,722
	Las Vegas Sands Corp.	123,568	5,238
	Carnival Corp.	132,918	4,610
	Starwood Hotels & Resorts
	Worldwide Inc.	59,185	3,263
	Marriott International Inc.
	Class A	78,396	2,954
*	Chipotle Mexican Grill Inc.
	Class A	9,508	2,744
	Wynn Resorts Ltd.	23,806	2,456
	Wyndham Worldwide Corp.	43,252	2,255
	Darden Restaurants Inc.	38,479	1,999
*	Panera Bread Co. Class A	8,442	1,308
	Royal Caribbean Cruises Ltd.	41,984	1,134
	International Game
	Technology	88,004	1,082
*	MGM Resorts International	109,352	1,078
	Brinker International Inc.	22,273	768
*	Penn National Gaming Inc.	19,497	766
	Dunkin’ Brands Group Inc.	23,088	673
	Six Flags
	Entertainment Corp.	12,160	672
	Domino’s Pizza Inc.	16,540	586
*	Life Time Fitness Inc.	12,275	583
*	Bally Technologies Inc.	12,837	569
	Vail Resorts Inc.	10,615	547
*	Hyatt Hotels Corp. Class A	13,823	524
	Cheesecake Factory Inc.	15,126	502
*	Gaylord Entertainment Co.	11,283	457
*	Buffalo Wild Wings Inc.	5,606	430
	Cracker Barrel Old Country
	Store Inc.	6,305	397

			Market
			Value[s]
		Shares	($000)
	Wendy’s Co.	86,027	367
	Bob Evans Farms Inc.	8,552	336
*	Jack in the Box Inc.	12,382	323
	Texas Roadhouse Inc.
	Class A	18,678	321
*	BJ’s Restaurants Inc.	7,546	310
*	Papa John’s International Inc.	5,736	295
*	Peet’s Coffee & Tea Inc.	3,936	289
	Choice Hotels
	International Inc.	8,596	271
*	WMS Industries Inc.	16,272	259
*	Orient-Express Hotels Ltd.
	Class A	28,974	255
*	Shuffle Master Inc.	16,614	252
*	DineEquity Inc.	4,706	249
	Churchill Downs Inc.	3,837	220
	Interval Leisure Group Inc.	11,722	216
	International Speedway
	Corp. Class A	7,869	209
*	Pinnacle Entertainment Inc.	18,449	204
*	Marriott Vacations
	Worldwide Corp.	5,592	180
*	AFC Enterprises Inc.	7,181	173
	Ameristar Casinos Inc.	9,561	161
	CEC Entertainment Inc.	5,299	157
*	Sonic Corp.	15,857	149
*	Biglari Holdings Inc.	397	140
*	Denny’s Corp.	28,091	137
*	Red Robin Gourmet
	Burgers Inc.	4,024	125
*	Scientific Games Corp.
	Class A	16,087	118
*	Krispy Kreme Doughnuts Inc.	15,850	117
*	Ruby Tuesday Inc.	14,843	100
*	Boyd Gaming Corp.	16,530	99
*	Bravo Brio Restaurant
	Group Inc.	5,552	90
	Marcus Corp.	6,183	80
	Speedway Motorsports Inc.	4,147	64
*	Isle of Capri Casinos Inc.	6,780	42
			90,836
Household Durables (3.8%)
	Whirlpool Corp.	23,235	1,753
	DR Horton Inc.	85,681	1,627
	Newell Rubbermaid Inc.	86,728	1,555
	Lennar Corp. Class A	47,205	1,531
*	Toll Brothers Inc.	44,707	1,463
	Garmin Ltd.	34,946	1,410
*	PulteGroup Inc.	103,066	1,410
*	Mohawk Industries Inc.	17,502	1,261
*	NVR Inc.	1,424	1,179
	Jarden Corp.	22,619	1,093
	Leggett & Platt Inc.	41,487	985
	Harman International
	Industries Inc.	21,105	971
	Tupperware Brands Corp.	16,522	884
*	Tempur-Pedic
	International Inc.	18,783	587
	MDC Holdings Inc.	12,028	417
*	Meritage Homes Corp.	9,900	369
	Ryland Group Inc.	13,414	360
*	Helen of Troy Ltd.	8,862	279
*	Standard Pacific Corp.	37,727	253
	KB Home	20,722	229
*	La-Z-Boy Inc.	15,138	209
*	iRobot Corp.	7,767	196
	Ethan Allen Interiors Inc.	7,529	166
	American Greetings Corp.
	Class A	9,476	136

Consumer Discretionary Index Fund

			Market
			Value[s]
		Shares	($000)
	Blyth Inc.	3,083	130
*	M/I Homes Inc.	5,616	108
*	Beazer Homes USA Inc.	36,267	107
*,^	Hovnanian Enterprises Inc.
	Class A	29,192	85
*	Libbey Inc.	5,510	81
*,^	Skullcandy Inc.	4,375	67
*	Universal Electronics Inc.	3,877	59
	CSS Industries Inc.	2,535	51
*	Zagg Inc.	5,948	45
*	Sealy Corp.	13,565	22
*	Furniture Brands
	International Inc.	14,142	14
			21,092
Internet & Catalog Retail (7.9%)
*	Amazon.com Inc.	106,800	26,511
*	priceline.com Inc.	14,802	8,949
*	Liberty Interactive Corp.
	Class A	157,578	2,874
	Expedia Inc.	27,036	1,389
*	TripAdvisor Inc.	30,569	1,022
*	Netflix Inc.	15,909	950
	HSN Inc.	11,915	536
*	Liberty Ventures Class A	8,063	371
*	Shutterfly Inc.	10,104	301
*	HomeAway Inc.	9,771	231
*	Blue Nile Inc.	4,100	153
	Nutrisystem Inc.	7,764	80
	PetMed Express Inc.	6,182	64
*	Vitacost.com Inc.	6,946	44
*	Overstock.com Inc.	4,608	40
*	Liberty Ventures Rights,
	Exp. Date 10/9/12	2,616	23
*	Orbitz Worldwide Inc.	5,619	16
			43,554
Leisure Equipment & Products (1.4%)
	Mattel Inc.	101,666	3,572
	Polaris Industries Inc.	19,441	1,462
	Hasbro Inc.	34,890	1,309
	Brunswick Corp.	26,800	635
	Sturm Ruger & Co. Inc.	5,703	247
*	LeapFrog Enterprises Inc.	15,300	166
*	Arctic Cat Inc.	3,736	162
*	Smith & Wesson
	Holding Corp.	18,944	152
	Callaway Golf Co.	19,126	110
	JAKKS Pacific Inc.	6,330	105
*	Steinway Musical
	Instruments Inc.	2,362	59
			7,979
Media (27.4%)
	Walt Disney Co.	503,191	24,893
	Comcast Corp. Class A	600,033	20,119
	News Corp. Class A	516,390	12,078
	Time Warner Inc.	284,520	11,822
*	DIRECTV	194,045	10,108
	Time Warner Cable Inc.	92,608	8,225
	Viacom Inc. Class B	141,113	7,057
	CBS Corp. Class B	179,398	6,519
	Comcast Corp.	196,078	6,445
	Omnicom Group Inc.	80,949	4,158
	McGraw-Hill Cos. Inc.	75,208	3,851
*	Liberty Media Corp.–
	Liberty Capital Class A	31,291	3,263
*	Sirius XM Radio Inc.	1,139,350	2,883
*	Discovery
	Communications Inc.
	Class A	43,812	2,403

			Market
			Value[s]
		Shares	($000)
*	Liberty Global Inc.
	Class A	40,780	2,254
	News Corp. Class B	94,748	2,231
	Virgin Media Inc.	78,265	2,158
	DISH Network Corp. Class A	63,379	2,027
*	Liberty Global Inc.	34,063	1,778
*	Discovery
	Communications Inc.	30,285	1,569
	Scripps Networks
	Interactive Inc. Class A	26,497	1,566
	Interpublic Group of
	Cos. Inc.	131,871	1,403
	Gannett Co. Inc.	69,832	1,066
*	Charter Communications
	Inc. Class A	12,049	937
	Cablevision Systems Corp.
	Class A	58,483	874
*	Madison Square Garden
	Co. Class A	17,476	738
	Cinemark Holdings Inc.	30,952	725
	John Wiley & Sons Inc.
	Class A	14,262	704
*	Lamar Advertising Co.
	Class A	18,799	623
*	AMC Networks Inc. Class A	15,475	609
	Washington Post Co. Class B	1,447	510
	Morningstar Inc.	7,392	439
*	New York Times Co. Class A	39,236	361
*	Live Nation
	Entertainment Inc.	41,900	357
	Regal Entertainment
	Group Class A	25,255	351
*	DreamWorks Animation
	SKG Inc. Class A	20,491	348
	Meredith Corp.	10,661	347
*	Valassis
	Communications Inc.	12,673	318
*	Lions Gate
	Entertainment Corp.	21,242	314
	Arbitron Inc.	8,089	284
	Scholastic Corp.	7,876	241
	National CineMedia Inc.	16,380	238
*	Pandora Media Inc.	17,296	207
	Belo Corp. Class A	27,852	203
	Sinclair Broadcast Group Inc.
	Class A	15,597	180
*	EW Scripps Co. Class A	8,977	93
	Harte-Hanks Inc.	12,821	89
*	Digital Generation Inc.	7,134	80
	World Wrestling
	Entertainment Inc. Class A	8,415	75
	Clear Channel Outdoor
	Holdings Inc. Class A	11,299	59
*	Journal Communications
	Inc. Class A	10,529	56
*	Cumulus Media Inc. Class A	15,308	42
*	LIN TV Corp. Class A	9,758	40
*	Entercom Communications
	Corp. Class A	6,127	39
*	ReachLocal Inc.	2,413	30
*	McClatchy Co. Class A	17,171	27
	Martha Stewart Living
	Omnimedia Class A	9,049	27
			150,441
Multiline Retail (6.5%)
	Target Corp.	186,129	11,929
	Macy’s Inc.	122,382	4,933
	Kohl’s Corp.	68,171	3,558
*	Dollar Tree Inc.	69,146	3,331

			Market
			Value[s]
		Shares	($000)
*	Dollar General Corp.	64,230	3,280
	Nordstrom Inc.	49,655	2,872
	Family Dollar Stores Inc.	29,543	1,880
	JC Penney Co. Inc.	49,156	1,282
	Dillard’s Inc. Class A	8,614	647
*	Big Lots Inc.	19,882	605
*	Sears Holdings Corp.	11,124	587
*	Saks Inc.	32,767	385
	Fred’s Inc. Class A	10,530	140
*	Gordmans Stores Inc.	2,543	45
			35,474
Specialty Retail (20.6%)
	Home Depot Inc.	453,631	25,744
	TJX Cos. Inc.	219,622	10,056
	Lowe’s Cos. Inc.	352,180	10,030
	Ross Stores Inc.	67,132	4,645
*	Bed Bath & Beyond Inc.	68,843	4,624
*	AutoZone Inc.	10,148	3,670
	Limited Brands Inc.	73,811	3,587
	Gap Inc.	95,350	3,415
*	O’Reilly Automotive Inc.	37,408	3,178
	Tiffany & Co.	37,746	2,338
	PetSmart Inc.	32,233	2,286
	Staples Inc.	205,058	2,239
*	CarMax Inc.	68,348	2,091
	Tractor Supply Co.	21,577	2,060
	Ulta Salon Cosmetics &
	Fragrance Inc.	17,668	1,661
	Advance Auto Parts Inc.	22,052	1,568
	Foot Locker Inc.	44,907	1,552
	Best Buy Co. Inc.	86,083	1,527
*	Sally Beauty Holdings Inc.	53,512	1,472
	Dick’s Sporting Goods Inc.	27,715	1,379
*	Urban Outfitters Inc.	34,530	1,296
	American Eagle
	Outfitters Inc.	52,916	1,177
	Signet Jewelers Ltd.	25,163	1,154
	Williams-Sonoma Inc.	26,525	1,088
	GNC Holdings Inc. Class A	26,434	1,027
	Chico’s FAS Inc.	50,123	949
	Abercrombie & Fitch Co.	25,235	908
*	Ascena Retail Group Inc.	38,870	770
	GameStop Corp. Class A	39,645	756
*	Cabela’s Inc.	13,807	663
	DSW Inc. Class A	9,926	640
	Aaron’s Inc.	21,397	639
	Rent-A-Center Inc.	17,881	631
	Pier 1 Imports Inc.	29,209	540
*	Genesco Inc.	7,368	521
	Guess? Inc.	19,936	520
*	ANN Inc.	14,376	511
*	AutoNation Inc.	11,407	459
*	Hibbett Sports Inc.	7,811	453
*	Select Comfort Corp.	15,854	453
	Men’s Wearhouse Inc.	14,320	452
*	Vitamin Shoppe Inc.	7,924	425
*	Children’s Place Retail
	Stores Inc.	7,363	419
*	Jos A Bank Clothiers Inc.	8,181	394
*	Collective Brands Inc.	18,107	392
	Buckle Inc.	8,586	391
*	Francesca’s Holdings Corp.	10,339	365
*	Express Inc.	22,929	358
	Penske Automotive
	Group Inc.	13,236	353
	Group 1 Automotive Inc.	6,384	351
	Finish Line Inc. Class A	15,030	345
*	Aeropostale Inc.	24,491	341

Consumer Discretionary Index Fund

			Market
			Value[s]
		Shares	($000)
*	Lumber Liquidators
	Holdings Inc.	7,080	330
	Monro Muffler Brake Inc.	8,640	292
	Cato Corp. Class A	8,037	236
*	Asbury Automotive
	Group Inc.	8,291	230
*	Zumiez Inc.	6,919	202
	Sonic Automotive Inc.
	Class A	10,998	197
	Stage Stores Inc.	9,025	193
	Brown Shoe Co. Inc.	12,734	191
	Lithia Motors Inc. Class A	6,531	191
*	Conn’s Inc.	6,511	151
	OfficeMax Inc.	24,952	145
	Pep Boys-Manny Moe & Jack	15,773	142
*	rue21 inc	4,700	133
*	Mattress Firm Holding Corp.	4,057	131
*	Office Depot Inc.	83,565	128
*	America’s Car-Mart Inc.	2,538	116
	Hot Topic Inc.	11,700	111
*	Barnes & Noble Inc.	8,753	105
	Shoe Carnival Inc.	4,177	92
*	Wet Seal Inc. Class A	26,111	76
*	Stein Mart Inc.	8,090	73
	Haverty Furniture Cos. Inc.	5,517	72
^	RadioShack Corp.	28,760	70
	Destination Maternity Corp.	3,289	60
	bebe stores inc	10,780	59
*	Citi Trends Inc.	4,550	53
*	Kirkland’s Inc.	4,924	48
*	Systemax Inc.	3,718	43
*	hhgregg Inc.	5,677	40
*	Body Central Corp.	4,423	39
	Big 5 Sporting Goods Corp.	4,438	38
*	Pacific Sunwear of
	California Inc.	15,090	37
*	Teavana Holdings Inc.	2,786	31
*	New York & Co. Inc.	7,686	29
*	Coldwater Creek Inc.	25,468	14
*	Orchard Supply Hardware
	Stores Corp. Class A	865	12
			112,973
Textiles, Apparel & Luxury Goods (6.7%)
	NIKE Inc. Class B	109,340	10,645
	Coach Inc.	85,329	4,960
	VF Corp.	25,963	3,964
	Ralph Lauren Corp. Class A	18,430	2,924

			Market
			Value[s]
		Shares	($000)
*	Lululemon Athletica Inc.	30,142	1,965
	PVH Corp.	20,443	1,920
*	Under Armour Inc. Class A	23,443	1,365
*	Fossil Inc.	15,550	1,321
*	Hanesbrands Inc.	29,121	944
*	Carter’s Inc.	14,952	833
	Wolverine World Wide Inc.	14,686	691
*	Warnaco Group Inc.	12,244	630
*	Deckers Outdoor Corp.	11,372	563
*	Steven Madden Ltd.	11,887	510
*	Crocs Inc.	26,414	462
*	Fifth & Pacific Cos. Inc.	32,405	429
*	Iconix Brand Group Inc.	21,365	400
	Jones Group Inc.	24,372	309
*	Skechers U.S.A. Inc. Class A	11,433	248
	Oxford Industries Inc.	4,125	225
	Columbia Sportswear Co.	4,021	210
	Movado Group Inc.	5,410	190
	True Religion Apparel Inc.	7,205	167
*	G-III Apparel Group Ltd.	5,052	160
*	Maidenform Brands Inc.	6,818	151
*	Vera Bradley Inc.	5,892	125
*	Quiksilver Inc.	33,803	106
*	Perry Ellis International Inc.	3,585	74
*	Unifi Inc.	4,641	51
*	Kenneth Cole Productions
	Inc. Class A	2,753	42
*	K-Swiss Inc. Class A	7,723	22
			36,606
Total Common Stocks
(Cost $491,067)			550,343
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1,2	Vanguard Market
	Liquidity Fund, 0.158%
	(Cost $557)	557,485	557
Total Investments (100.3%)
(Cost $491,624)			550,900
Other Assets and Liabilities (–0.3%)
Other Assets			4,629
Liabilities[2]			(6,057)
			(1,428)
Net Assets (100%)			549,472

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	501,629
Undistributed Net Investment Income	4,134
Accumulated Net Realized Losses	(15,567)
Unrealized Appreciation (Depreciation)	59,276
Net Assets	549,472

Admiral Shares—Net Assets
Applicable to 504,289 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,970
Net Asset Value Per Share—
Admiral Shares	$37.62

ETF Shares—Net Assets
Applicable to 7,302,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	530,502
Net Asset Value Per Share—
ETF Shares	$72.65

s See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $296,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $306,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	6,910
Interest[1]	1
Security Lending	107
Total Income	7,018
Expenses
The Vanguard Group—Note B
Investment Advisory Services	59
Management and Administrative—
Admiral Shares	11
Management and Administrative—
ETF Shares	353
Marketing and Distribution—
Admiral Shares	4
Marketing and Distribution—
ETF Shares	115
Custodian Fees	16
Auditing Fees	28
Shareholders’ Reports—
Admiral Shares	—
Shareholders’ Reports—
ETF Shares	19
Total Expenses	605
Net Investment Income	6,413
Realized Net Gain (Loss) on
Investment Securities Sold	18,482
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	53,854
Net Increase (Decrease) in Net Assets
Resulting from Operations	78,749

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,413	4,430
Realized Net Gain (Loss)	18,482	28,183
Change in Unrealized Appreciation (Depreciation)	53,854	32,662
Net Increase (Decrease) in Net Assets Resulting from Operations	78,749	65,275
Distributions
Net Investment Income
Admiral Shares	(131)	(88)
ETF Shares	(4,779)	(3,541)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(4,910)	(3,629)
Capital Share Transactions
Admiral Shares	5,695	4,297
ETF Shares	127,384	37,017
Net Increase (Decrease) from Capital Share Transactions	133,079	41,314
Total Increase (Decrease)	206,918	102,960
Net Assets
Beginning of Period	342,554	239,594
End of Period[2]	549,472	342,554

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $4,134,000 and $2,631,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$31.22	$24.76	$21.43	$25.03	$31.02
Investment Operations
Net Investment Income	.483	.363	.307	.398	.285[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.356	6.414	3.251	(3.603)	(6.075)
Total from Investment Operations	6.839	6.777	3.558	(3.205)	(5.790)
Distributions
Dividends from Net Investment Income	(.439)	(.317)	(.228)	(.395)	(.200)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.439)	(.317)	(.228)	(.395)	(.200)
Net Asset Value, End of Period	$37.62	$31.22	$24.76	$21.43	$25.03

Total Return[2]	22.17%	27.36%	16.62%	–12.34%	–18.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19	$11.0	$5.3	$1.3	$0.7
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.25%	1.28%	1.58%	1.11%
Portfolio Turnover Rate[3]	6%	7%	7%	5%	12%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$60.29	$47.80	$41.37	$48.38	$60.02
Investment Operations
Net Investment Income	.936	.698	.581	.764	.592[1]
Net Realized and Unrealized Gain (Loss)
on Investments	12.277	12.392	6.286	(6.988)	(11.772)
Total from Investment Operations	13.213	13.090	6.867	(6.224)	(11.180)
Distributions
Dividends from Net Investment Income	(.853)	(.600)	(.437)	(.786)	(.460)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.853)	(.600)	(.437)	(.786)	(.460)
Net Asset Value, End of Period	$72.65	$60.29	$47.80	$41.37	$48.38

Total Return	22.18%	27.37%	16.62%	–12.32%	–18.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$531	$332	$234	$141	$257
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.25%	1.28%	1.61%	1.16%
Portfolio Turnover Rate[2]	6%	7%	7%	5%	12%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $70,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Consumer Discretionary Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $15,656,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $4,372,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $15,567,000 to offset future net capital gains. Of this amount, $15,150,000 is subject to expiration dates; $36,000 may be used to offset future net capital gains through August 31, 2013, $86,000 through August 31, 2014, $178,000 through August 31, 2015, $1,527,000 through August 31, 2016, $4,557,000 through August 2017, $7,273,000 through August 31, 2018, and $1,493,000 through August 31, 2019. Capital losses of $417,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2012, the cost of investment securities for tax purposes was $491,624,000. Net unrealized appreciation of investment securities for tax purposes was $59,276,000, consisting of unrealized gains of $93,941,000 on securities that had risen in value since their purchase and $34,665,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $211,313,000 of investment securities and sold $75,528,000 of investment securities, other than temporary cash investments. Purchases and sales include $174,672,000 and $47,323,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	9,960	283	7,375	234
Issued in Lieu of Cash Distributions	110	3	78	2
Redeemed[1]	(4,375)	(128)	(3,156)	(102)
Net Increase (Decrease)—Admiral Shares	5,695	158	4,297	134
ETF Shares
Issued	174,719	2,500	138,751	2,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(47,335)	(700)	(101,734)	(1,700)
Net Increase (Decrease)—ETF Shares	127,384	1,800	37,017	600

1 Net of redemption fees for fiscal 2012 and 2011 of $3,000 and $40,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	108	107	2,477
Median Market Cap	$69.1B	$69.1B	$34.9B
Price/Earnings Ratio	18.8x	18.7x	16.3x
Price/Book Ratio	3.6x	3.6x	2.2x
Yield[3]		2.8%	2.1%
Admiral Shares	2.7%
ETF Shares	2.7%
Return on Equity	21.3%	21.4%	18.0%
Earnings Growth Rate	7.2%	7.1%	10.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Subindustry Diversification
(% of equity exposure)
Agricultural Products	2.5%
Distillers & Vintners	1.7
Drug Retail	6.2
Food Distributors	1.7
Food Retail	3.4
Household Products	19.0
Hypermarkets & Supercenters	11.1
Packaged Foods & Meats	16.6
Personal Products	2.7
Soft Drinks	18.1
Tobacco	16.4
Other Consumer Staples	0.6

Ten Largest Holdings[7] (% of total net assets)
Procter & Gamble Co.	11.4%
Philip Morris International Inc.	9.3
Coca-Cola Co.	9.3
Wal-Mart Stores Inc.	8.1
PepsiCo Inc.	6.7
Kraft Foods Inc.	4.5
Altria Group Inc.	4.5
CVS Caremark Corp.	4.0
Colgate-Palmolive Co.	3.5
Costco Wholesale Corp.	2.9
Top Ten	64.2%

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.64
Beta	1.00	0.48

1 MSCI US IMI/Consumer Staples 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the Indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Consumer Staples Index Fund
ETF Shares Net Asset Value	16.80%	8.39%	8.88%	$20,775
Consumer Staples Index Fund
ETF Shares Market Price	16.89	8.44	8.89	20,790
Spliced US IMI/Consumer Staples 25/50[2]	16.95	8.54	8.86	20,741
MSCI US IMI/2500	17.15	1.76	5.03	15,252

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Consumer Staples Index Fund Admiral Shares	16.81%	8.37%	8.92%	$208,310
Spliced US IMI/Consumer Staples 25/50[2]	16.95	8.54	8.92	208,315
MSCI US IMI/2500	17.15	1.76	5.31	155,894

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; January 30, 2004, for Admiral Shares.
2 Spliced US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2012

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2012
			Cumulative
			Since
	One Year	Five Years	Inception
Consumer Staples Index Fund ETF Shares Market Price	16.89%	49.94%	107.90%
Consumer Staples Index Fund ETF Shares Net Asset Value	16.80	49.59	107.75
Spliced US IMI/Consumer Staples 25/50[1]	16.95	50.64	107.41

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		13.04%	7.91%	8.79%
Net Asset Value		13.09	7.91	8.80
Admiral Shares	1/30/2004	13.09	7.88	8.84

1 Spliced US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value[s]
		Shares	($000)
Common Stocks (100.1%)
Beverages (20.4%)
	Coca-Cola Co.	3,015,294	112,772
	PepsiCo Inc.	1,122,839	81,327
	Dr Pepper Snapple
	Group Inc.	185,225	8,300
	Coca-Cola Enterprises Inc.	268,470	7,928
*	Monster Beverage Corp.	130,160	7,670
	Beam Inc.	123,986	7,236
	Brown-Forman Corp.
	Class B	108,148	6,932
	Molson Coors Brewing
	Co. Class B	138,191	6,155
*	Constellation Brands Inc.
	Class A	166,369	5,480
*	Boston Beer Co. Inc.
	Class A	12,211	1,258
	Coca-Cola Bottling Co.
	Consolidated	11,587	796
*	National Beverage Corp.	43,747	651
*	Central European
	Distribution Corp.	238,010	650
			247,155
Food & Staples Retailing (22.5%)
	Wal-Mart Stores Inc.	1,362,602	98,925
	CVS Caremark Corp.	1,062,410	48,393
	Costco Wholesale Corp.	357,095	34,949
	Walgreen Co.	723,188	25,861
	Sysco Corp.	492,317	14,917
	Whole Foods Market Inc.	146,838	14,207
	Kroger Co.	478,542	10,662
	Safeway Inc.	296,944	4,647
*	United Natural Foods Inc.	48,757	2,803
*	Fresh Market Inc.	44,098	2,545
	Casey’s General Stores Inc.	39,902	2,256
	Harris Teeter
	Supermarkets Inc.	51,039	1,994
	PriceSmart Inc.	22,894	1,674
*	Susser Holdings Corp.	39,395	1,340
*	Rite Aid Corp.	960,067	1,143
	Andersons Inc.	27,051	1,087
^	SUPERVALU Inc.	388,263	924
	Weis Markets Inc.	21,822	920
	Spartan Stores Inc.	51,112	783
*	Pantry Inc.	54,092	758
	Nash Finch Co.	36,314	715
	Village Super Market Inc.
	Class A	19,441	648
	Ingles Markets Inc. Class A	40,204	642
*	Chefs’ Warehouse Inc.	40,606	624
			273,417
Food Products (19.1%)
	Kraft Foods Inc.	1,314,560	54,594
	General Mills Inc.	538,487	21,179
	HJ Heinz Co.	268,796	14,977
	Archer-Daniels-Midland Co.	553,977	14,819

			Market
			Value[s]
		Shares	($000)
	Mead Johnson Nutrition Co.	172,589	12,656
	Kellogg Co.	213,060	10,791
	Hershey Co.	137,836	9,899
	ConAgra Foods Inc.	357,572	8,979
	JM Smucker Co.	98,150	8,340
	Bunge Ltd.	126,477	8,050
	McCormick & Co. Inc.	105,848	6,503
	Campbell Soup Co.	168,600	5,925
	Tyson Foods Inc. Class A	273,953	4,290
	Hormel Foods Corp.	135,466	3,891
	Ingredion Inc.	71,420	3,845
*	Ralcorp Holdings Inc.	52,108	3,698
*	Green Mountain Coffee
	Roasters Inc.	127,445	3,098
*	Dean Foods Co.	186,912	3,069
	Hillshire Brands Co.	116,006	3,024
*	Smithfield Foods Inc.	151,218	2,922
*	Hain Celestial Group Inc.	39,913	2,754
	Flowers Foods Inc.	123,876	2,558
*	Darling International Inc.	126,075	2,095
*	TreeHouse Foods Inc.	39,021	2,027
	B&G Foods Inc. Class A	58,795	1,721
	Lancaster Colony Corp.	22,483	1,629
	Snyders-Lance Inc.	60,303	1,410
*	Smart Balance Inc.	115,751	1,342
	Fresh Del Monte
	Produce Inc.	53,627	1,325
	Sanderson Farms Inc.	28,439	1,252
	J&J Snack Foods Corp.	21,058	1,202
*	Post Holdings Inc.	38,648	1,154
	Cal-Maine Foods Inc.	23,904	960
*	Dole Food Co. Inc.	70,703	911
	Tootsie Roll Industries Inc.	34,899	885
	Diamond Foods Inc.	42,972	845
*	Pilgrim’s Pride Corp.	155,547	827
	Calavo Growers Inc.	28,953	765
*	Chiquita Brands
	International Inc.	117,906	707
*	Seneca Foods Corp. Class A	23,564	674
*	Farmer Bros Co.	59,461	561
			232,153
Household Products (19.0%)
	Procter & Gamble Co.	2,064,539	138,716
	Colgate-Palmolive Co.	394,749	41,966
	Kimberly-Clark Corp.	324,547	27,132
	Clorox Co.	112,716	8,200
	Church & Dwight Co. Inc.	122,478	6,704
	Energizer Holdings Inc.	60,608	4,176
	Spectrum Brands
	Holdings Inc.	32,886	1,211
	WD-40 Co.	22,733	1,110
*	Central Garden and Pet Co.
	Class A	75,207	887
*	Central Garden and Pet Co.	56,429	641
			230,743

			Market
			Value[s]
		Shares	($000)
	Personal Products (2.7%)
	Estee Lauder Cos. Inc.
	Class A	200,970	12,048
	Avon Products Inc.	383,419	5,924
	Herbalife Ltd.	105,034	5,083
	Nu Skin Enterprises Inc.
	Class A	58,289	2,418
*	Elizabeth Arden Inc.	32,381	1,507
*	Prestige Brands
	Holdings Inc.	73,032	1,173
*	Medifast Inc.	32,972	919
*	USANA Health Sciences Inc.	18,182	824
	Inter Parfums Inc.	44,093	732
	Nature’s Sunshine
	Products Inc.	43,925	693
*	Schiff Nutrition
	International Inc.	35,518	685
*	Revlon Inc. Class A	48,965	650
			32,656
	Tobacco (16.4%)
	Philip Morris
	International Inc.	1,271,843	113,576
	Altria Group Inc.	1,601,166	54,376
	Lorillard Inc.	112,770	14,154
	Reynolds American Inc.	289,632	13,352
	Universal Corp.	29,543	1,401
	Vector Group Ltd.	67,979	1,156
*,^	Star Scientific Inc.	225,472	848
*	Alliance One
	International Inc.	241,828	701
			199,564
	Total Common Stocks
	(Cost $1,039,600)		1,215,688
Temporary Cash Investment (0.0%)
	Money Market Fund (0.0%)
1,2	Vanguard Market
	Liquidity Fund, 0.158%
	(Cost $433)	433,062	433
	Total Investments (100.1%)
	(Cost $1,040,033)		1,216,121
Other Assets and Liabilities (–0.1%)
	Other Assets		12,593
	Liabilities[2]		(13,728)
			(1,135)
	Net Assets (100%)		1,214,986

Consumer Staples Index Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,037,531
Undistributed Net Investment Income	18,990
Accumulated Net Realized Losses	(17,623)
Unrealized Appreciation (Depreciation)	176,088
Net Assets	1,214,986

Admiral Shares—Net Assets
Applicable to 2,352,938 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	104,560
Net Asset Value Per Share—
Admiral Shares	$44.44

ETF Shares—Net Assets
Applicable to 12,321,581 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,110,426
Net Asset Value Per Share—
ETF Shares	$90.12

s See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $296,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $345,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	29,973
Interest[1]	1
Security Lending	100
Total Income	30,074
Expenses
The Vanguard Group—Note B
Investment Advisory Services	127
Management and Administrative—
Admiral Shares	80
Management and Administrative—
ETF Shares	839
Marketing and Distribution—
Admiral Shares	14
Marketing and Distribution—
ETF Shares	254
Custodian Fees	26
Auditing Fees	28
Shareholders’ Reports—
Admiral Shares	—
Shareholders’ Reports—
ETF Shares	60
Trustees’ Fees and Expenses	1
Total Expenses	1,429
Net Investment Income	28,645
Realized Net Gain (Loss) on
Investment Securities Sold	19,818
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	112,629
Net Increase (Decrease) in Net Assets
Resulting from Operations	161,092

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,645	19,021
Realized Net Gain (Loss)	19,818	14,863
Change in Unrealized Appreciation (Depreciation)	112,629	88,679
Net Increase (Decrease) in Net Assets Resulting from Operations	161,092	122,563
Distributions
Net Investment Income
Admiral Shares	(1,495)	(952)
ETF Shares	(20,079)	(15,636)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(21,574)	(16,588)
Capital Share Transactions
Admiral Shares	36,699	20,596
ETF Shares	199,750	134,847
Net Increase (Decrease) from Capital Share Transactions	236,449	155,443
Total Increase (Decrease)	375,967	261,418
Net Assets
Beginning of Period	839,019	577,601
End of Period[2]	1,214,986	839,019

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $18,990,000 and $11,919,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$38.94	$32.92	$30.62	$34.06	$33.22
Investment Operations
Net Investment Income	1.077	.956	.860[1]	.777[1]	.634[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.357	6.013	2.290	(3.648)	.766
Total from Investment Operations	6.434	6.969	3.150	(2.871)	1.400
Distributions
Dividends from Net Investment Income	(.934)	(.949)	(.850)	(.569)	(.560)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.934)	(.949)	(.850)	(.569)	(.560)
Net Asset Value, End of Period	$44.44	$38.94	$32.92	$30.62	$34.06

Total Return[2]	16.81%	21.39%	10.34%	–8.26%	4.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$105	$57	$30	$29	$18
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.74%	2.61%	2.77%	1.88%
Portfolio Turnover Rate[3]	7%	7%	7%	17%	13%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$78.96	$66.72	$62.07	$69.04	$67.35
Investment Operations
Net Investment Income	2.180	1.933	1.753[1]	1.616[1]	1.327[1]
Net Realized and Unrealized Gain (Loss)
on Investments	10.874	12.213	4.635	(7.413)	1.522
Total from Investment Operations	13.054	14.146	6.388	(5.797)	2.849
Distributions
Dividends from Net Investment Income	(1.894)	(1.906)	(1.738)	(1.173)	(1.159)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.894)	(1.906)	(1.738)	(1.173)	(1.159)
Net Asset Value, End of Period	$90.12	$78.96	$66.72	$62.07	$69.04

Total Return	16.80%	21.41%	10.33%	–8.22%	4.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,110	$782	$547	$552	$518
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.74%	2.61%	2.80%	1.93%
Portfolio Turnover Rate[2]	7%	7%	7%	17%	13%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $179,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

Consumer Staples Index Fund

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $20,638,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $19,698,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $17,620,000 to offset future net capital gains. Of this amount, $15,530,000 is subject to expiration dates; $219,000 may be used to offset future net capital gains through August 31, 2015, $2,261,000 through August 31, 2016, $2,671,000 through August 31, 2017, and $10,379,000 through August 31, 2018. Capital losses of $2,090,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2012, the cost of investment securities for tax purposes was $1,040,037,000. Net unrealized appreciation of investment securities for tax purposes was $176,084,000, consisting of unrealized gains of $202,772,000 on securities that had risen in value since their purchase and $26,688,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $390,354,000 of investment securities and sold $145,900,000 of investment securities, other than temporary cash investments. Purchases and sales include $274,469,000 and $76,343,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	50,307	1,210	28,164	751
Issued in Lieu of Cash Distributions	1,284	32	853	24
Redeemed[1]	(14,892)	(358)	(8,421)	(229)
Net Increase (Decrease)—Admiral Shares	36,699	884	20,596	546
ETF Shares
Issued	276,149	3,320	209,055	2,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(76,399)	(900)	(74,208)	(1,000)
Net Increase (Decrease)—ETF Shares	199,750	2,420	134,847	1,700

1 Net of redemption fees for fiscal 2012 and 2011 of $41,000 and $54,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	171	168	2,477
Median Market Cap	$69.0B	$69.0B	$34.9B
Price/Earnings Ratio	11.7x	11.7x	16.3x
Price/Book Ratio	1.8x	1.8x	2.2x
Yield[3]		1.9%	2.1%
Admiral Shares	1.9%
ETF Shares	1.9%
Return on Equity	18.3%	18.3%	18.0%
Earnings Growth Rate	2.0%	2.0%	10.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.79
Beta	1.00	1.26

Subindustry Diversification
(% of equity exposure)
Coal & Consumable Fuels	1.3%
Integrated Oil & Gas	42.4
Oil & Gas Drilling	2.6
Oil & Gas Equipment & Services	17.5
Oil & Gas Exploration & Production	25.6
Oil & Gas Refining & Marketing	5.8
Oil & Gas Storage & Transportation	4.8

Ten Largest Holdings[7] (% of total net assets)
Exxon Mobil Corp.	22.6%
Chevron Corp.	14.0
Schlumberger Ltd.	6.1
Occidental Petroleum Corp.	4.3
ConocoPhillips	4.3
Anadarko Petroleum Corp.	2.2
National Oilwell Varco Inc.	2.1
Apache Corp.	2.1
Halliburton Co.	1.9
EOG Resources Inc.	1.9
Top Ten	61.5%

1 MSCI US IMI/Energy 25/50 Index.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Energy Index Fund ETF Shares
Net Asset Value	4.60%	1.89%	11.10%	$23,065
Energy Index Fund ETF Shares Market Price	4.65	1.92	11.11	23,076
Spliced US IMI/Energy 25/50[2]	4.65	1.80	10.90	22,736
MSCI US IMI/2500	17.15	1.76	5.86	15,711

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Energy Index Fund Admiral Shares	4.61%	1.88%	10.36%	$217,827
Spliced US IMI/Energy 25/50[2]	4.65	1.80	10.14	214,413
MSCI US IMI/2500	17.15	1.76	5.60	153,805

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; October 7, 2004, for Admiral Shares.
2 Spliced US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2012

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2012
			Cumulative
			Since
	One Year	Five Years	Inception
Energy Index Fund ETF Shares Market Price	4.65%	9.99%	130.76%
Energy Index Fund ETF Shares Net Asset Value	4.60	9.83	130.65
Spliced US IMI/Energy 25/50[1]	4.65	9.34	127.36

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		–10.66%	0.65%	10.49%
Net Asset Value		–10.63	0.65	10.50
Admiral Shares	10/7/2004	–10.63	0.63	9.74

1 Spliced US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.

Energy Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value[s]
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (20.1%)
	Oil & Gas Drilling (2.6%)
	Noble Corp.	361,576	13,791
	Helmerich & Payne Inc.	156,739	7,154
	Diamond Offshore
	Drilling Inc.	104,124	6,978
*	Rowan Cos. plc Class A	186,495	6,561
*	Nabors Industries Ltd.	423,473	6,255
*	Atwood Oceanics Inc.	93,320	4,319
	Patterson-UTI Energy Inc.	245,115	3,723
*	Unit Corp.	69,115	2,749
*	Hercules Offshore Inc.	327,942	1,348
*	Pioneer Energy
	Services Corp.	145,570	1,121
*	Parker Drilling Co.	250,278	1,036
*	Vantage Drilling Co.	633,058	962

	Oil & Gas Equipment & Services (17.5%)
	Schlumberger Ltd.	1,833,014	132,673
	National Oilwell Varco Inc.	585,718	46,155
	Halliburton Co.	1,270,453	41,620
	Baker Hughes Inc.	607,233	27,690
*	Cameron International Corp. 345,901		18,924
*	FMC Technologies Inc.	339,197	15,888
*	Weatherford
	International Ltd.	1,072,272	12,610
	Oceaneering
	International Inc.	159,408	8,535
	Core Laboratories NV	69,014	8,433
*	Oil States International Inc.	77,764	6,084
*	Dresser-Rand Group Inc.	115,082	5,825
*	Superior Energy
	Services Inc.	234,174	4,864
*	McDermott
	International Inc.	367,667	4,096
	Tidewater Inc.	81,425	3,862
*	Dril-Quip Inc.	52,370	3,668
*	Helix Energy Solutions
	Group Inc.	169,450	2,986
*	SEACOR Holdings Inc.	34,039	2,928
	Bristow Group Inc.	61,160	2,868
	Lufkin Industries Inc.	53,749	2,817
*	Hornbeck Offshore
	Services Inc.	59,265	2,302
	CARBO Ceramics Inc.	32,134	2,262
*	Exterran Holdings Inc.	111,082	2,043
*	Key Energy Services Inc.	224,961	1,779
*	ION Geophysical Corp.	256,847	1,677
	RPC Inc.	135,322	1,658
*	Gulfmark Offshore Inc.	44,540	1,562
*	C&J Energy Services Inc.	72,971	1,469
*	Newpark Resources Inc.	197,477	1,359
*	OYO Geospace Corp.	13,968	1,279
*	TETRA Technologies Inc.	166,548	1,068
*	PHI Inc.	37,318	1,028
	Gulf Island Fabrication Inc.	37,416	974

			Market
			Value[s]
		Shares	($000)
*	Heckmann Corp.	358,349	964
*	Matrix Service Co.	82,098	957
*	Tesco Corp.	88,733	901
*	Willbros Group Inc.	169,759	832
*	Basic Energy Services Inc.	72,171	801
*	RigNet Inc.	42,016	746
*	Dawson Geophysical Co.	27,056	575
*	Cal Dive International Inc.	316,216	471
*	Global Geophysical
	Services Inc.	79,756	366
			435,596
Oil, Gas & Consumable Fuels (79.9%)
	Coal & Consumable Fuels (1.2%)
	CONSOL Energy Inc.	327,927	9,903
	Peabody Energy Corp.	387,144	8,374
	Arch Coal Inc.	337,044	2,059
*	Cloud Peak Energy Inc.	115,734	2,036
*	Alpha Natural
	Resources Inc.	332,982	1,978
*	Solazyme Inc.	81,353	976
*	Uranium Energy Corp.	249,260	636
*,^	James River Coal Co.	148,885	424
*,^	KiOR Inc.	55,159	422
*,^	USEC Inc.	581,138	360

	Integrated Oil & Gas (42.5%)
	Exxon Mobil Corp.	5,609,615	489,719
	Chevron Corp.	2,712,118	304,191
	Occidental
	Petroleum Corp.	1,109,361	94,307
	Hess Corp.	427,806	21,617
	Murphy Oil Corp.	261,523	13,424

	Oil & Gas Exploration & Production (25.6%)
	ConocoPhillips	1,659,775	94,259
	Anadarko Petroleum Corp.	687,721	47,638
	Apache Corp.	530,262	45,470
	EOG Resources Inc.	371,730	40,258
	Devon Energy Corp.	535,030	30,941
	Marathon Oil Corp.	983,994	27,375
	Noble Energy Inc.	246,730	21,688
	Chesapeake Energy Corp.	927,690	17,951
	Pioneer Natural
	Resources Co.	163,574	15,926
*	Southwestern Energy Co.	494,386	15,390
	Range Resources Corp.	230,684	15,038
*	Concho Resources Inc.	140,355	12,595
	Cabot Oil & Gas Corp.	301,753	12,496
	EQT Corp.	211,490	11,412
*	Denbury Resources Inc.	568,363	8,804
*	Whiting Petroleum Corp.	171,682	7,643
*	Plains Exploration &
	Production Co.	190,876	7,505
	QEP Resources Inc.	261,422	7,500
	Cimarex Energy Co.	125,015	7,152
*	Newfield Exploration Co.	200,110	6,530

			Market
			Value[s]
		Shares	($000)
*	Cobalt International
	Energy Inc.	276,457	6,278
	Energen Corp.	110,102	5,621
*	Continental Resources Inc.	68,704	5,088
*	Ultra Petroleum Corp.	235,021	4,832
*	WPX Energy Inc.	303,007	4,727
	SM Energy Co.	95,372	4,504
*	SandRidge Energy Inc.	585,981	3,850
*	Rosetta Resources Inc.	85,024	3,651
*	Kodiak Oil & Gas Corp.	405,901	3,629
	Energy XXI Bermuda Ltd.	109,049	3,587
*	Oasis Petroleum Inc.	112,911	3,312
	Berry Petroleum Co. Class A	76,072	2,802
*	McMoRan Exploration Co.	177,858	2,246
*	Gran Tierra Energy Inc.	483,146	2,155
*	Gulfport Energy Corp.	81,586	2,146
*	Bill Barrett Corp.	88,429	1,939
*	Carrizo Oil & Gas Inc.	73,992	1,868
*	Stone Energy Corp.	79,133	1,862
	EXCO Resources Inc.	256,846	1,759
*	PDC Energy Inc.	62,506	1,739
*	Northern Oil and Gas Inc.	103,758	1,695
*	Halcon Resources Corp.	214,228	1,645
*	Comstock Resources Inc.	97,157	1,602
*	Swift Energy Co.	77,672	1,514
*	Forest Oil Corp.	204,162	1,513
*	Approach Resources Inc.	52,591	1,511
*	Contango Oil & Gas Co.	26,882	1,493
*	Magnum Hunter
	Resources Corp.	333,440	1,434
	W&T Offshore Inc.	77,022	1,329
*	Rex Energy Corp.	105,474	1,307
*	Energy Partners Ltd.	73,900	1,273
*	Vaalco Energy Inc.	149,451	1,107
*	FX Energy Inc.	141,456	1,082
*	Petroquest Energy Inc.	169,843	1,082
*	Laredo Petroleum
	Holdings Inc.	49,087	1,068
*	Resolute Energy Corp.	116,236	1,051
*	Venoco Inc.	93,802	1,049
*	Endeavour
	International Corp.	123,779	1,046
*	Goodrich Petroleum Corp.	76,206	968
*	Triangle Petroleum Corp.	140,255	964
*	Harvest Natural
	Resources Inc.	112,026	956
	Penn Virginia Corp.	150,376	919
*	Clayton Williams
	Energy Inc.	18,122	871
*	Quicksilver Resources Inc.	232,154	789
*	TransAtlantic
	Petroleum Ltd.	693,174	721
*	BPZ Resources Inc.	308,799	707
*	Warren Resources Inc.	242,668	706
*	Bonanza Creek Energy Inc.	32,070	645
*	Abraxas Petroleum Corp.	270,959	550
*	Sanchez Energy Corp.	28,523	544
*	Gastar Exploration Ltd.	281,988	451

Energy Index Fund

			Market
			Value[s]
		Shares	($000)
	Apco Oil and Gas
	International Inc.	24,896	401
*,^	Hyperdynamics Corp.	557,270	390
*	ZaZa Energy Corp.	114,332	345
*	Lone Pine Resources Inc.	204,285	266
*	Oilsands Quest Inc.	2,377,805	38

	Oil & Gas Refining & Marketing (5.8%)
	Phillips 66	829,593	34,843
	Marathon Petroleum Corp.	479,434	24,811
	Valero Energy Corp.	777,869	24,316
	HollyFrontier Corp.	284,204	11,451
	Tesoro Corp.	207,175	8,233
	Sunoco Inc.	156,047	7,364
	World Fuel Services Corp.	110,642	4,117
	Western Refining Inc.	102,284	2,861
*,^	Clean Energy Fuels Corp.	115,757	1,521
*	Rentech Inc.	568,988	1,252
*	CVR Energy Inc.	35,097	1,047
	Delek US Holdings Inc.	38,295	1,006
	Alon USA Energy Inc.	63,928	874
*	Gevo Inc.	184,760	654
*	Amyris Inc.	156,555	488
*	Green Plains Renewable
	Energy Inc.	106,171	488

	Oil & Gas Storage & Transportation (4.8%)
	Kinder Morgan Inc.	788,840	28,217
	Williams Cos. Inc.	824,052	26,592
	Spectra Energy Corp.	905,736	25,596

			Market
			Value[s]
		Shares	($000)
*	Kinder Morgan
	Management LLC	144,332	10,698
*	Cheniere Energy Inc.	289,151	4,268
*	SemGroup Corp. Class A	67,767	2,408
	Targa Resources Corp.	47,291	2,141
	Enbridge Energy
	Management LLC	65,005	2,024
	Crosstex Energy Inc.	96,608	1,198
	Overseas Shipholding
	Group Inc.	96,539	580
			1,735,672
	Total Common Stocks
	(Cost $2,002,159)		2,171,268
Temporary Cash Investment (0.1%)
	Money Market Fund (0.1%)
1,2	Vanguard Market
	Liquidity Fund, 0.158%
	(Cost $1,143)	1,143,002	1,143
	Total Investments (100.1%)
	(Cost $2,003,302)		2,172,411
Other Assets and Liabilities (–0.1%)
	Other Assets		21,370
	Liabilities[2]		(22,918)
			(1,548)
	Net Assets (100%)		2,170,863

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	2,044,561
Undistributed Net Investment Income	27,005
Accumulated Net Realized Losses	(69,812)
Unrealized Appreciation (Depreciation)	169,109
Net Assets	2,170,863

Admiral Shares—Net Assets
Applicable to 4,911,704 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	253,588
Net Asset Value Per Share—
Admiral Shares	$51.63

ETF Shares—Net Assets
Applicable to 18,551,282 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,917,275
Net Asset Value Per Share—
ETF Shares	$103.35

s See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,020,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,143,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	38,252
Interest[1]	3
Security Lending	1,359
Total Income	39,614
Expenses
The Vanguard Group—Note B
Investment Advisory Services	215
Management and Administrative—
Admiral Shares	249
Management and Administrative—
ETF Shares	1,620
Marketing and Distribution—
Admiral Shares	47
Marketing and Distribution—
ETF Shares	529
Custodian Fees	39
Auditing Fees	28
Shareholders’ Reports—
Admiral Shares	—
Shareholders’ Reports—
ETF Shares	104
Trustees’ Fees and Expenses	2
Total Expenses	2,833
Net Investment Income	36,781
Realized Net Gain (Loss) on
Investment Securities Sold	81,378
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(30,428)
Net Increase (Decrease) in Net Assets
Resulting from Operations	87,731

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,781	28,868
Realized Net Gain (Loss)	81,378	99,840
Change in Unrealized Appreciation (Depreciation)	(30,428)	265,168
Net Increase (Decrease) in Net Assets Resulting from Operations	87,731	393,876
Distributions
Net Investment Income
Admiral Shares	(3,683)	(2,364)
ETF Shares	(27,747)	(19,009)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(31,430)	(21,373)
Capital Share Transactions
Admiral Shares	10,975	64,293
ETF Shares	84,815	409,546
Net Increase (Decrease) from Capital Share Transactions	95,790	473,839
Total Increase (Decrease)	152,091	846,342
Net Assets
Beginning of Period	2,018,772	1,172,430
End of Period[2]	2,170,863	2,018,772

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $27,005,000 and $21,654,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$50.17	$37.58	$37.34	$54.66	$50.36
Investment Operations
Net Investment Income	.913	.708	.654	.578	.504
Net Realized and Unrealized Gain (Loss)
on Investments	1.358	12.508	.166	(17.335)	4.246
Total from Investment Operations	2.271	13.216	.820	(16.757)	4.750
Distributions
Dividends from Net Investment Income	(.811)	(.626)	(.580)	(.563)	(.450)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.811)	(.626)	(.580)	(.563)	(.450)
Net Asset Value, End of Period	$51.63	$50.17	$37.58	$37.34	$54.66

Total Return[1]	4.61%	35.21%	2.05%	–30.51%	9.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$254	$237	$131	$108	$148
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.81%	1.48%	1.71%	1.81%	0.99%
Portfolio Turnover Rate[2]	12%	11%	16%	25%	11%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$100.41	$75.20	$74.74	$109.54	$100.92
Investment Operations
Net Investment Income	1.827	1.417	1.312	1.191	1.059
Net Realized and Unrealized Gain (Loss)
on Investments	2.731	25.040	.341	(34.808)	8.501
Total from Investment Operations	4.558	26.457	1.653	(33.617)	9.560
Distributions
Dividends from Net Investment Income	(1.618)	(1.247)	(1.193)	(1.183)	(.940)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.618)	(1.247)	(1.193)	(1.183)	(.940)
Net Asset Value, End of Period	$103.35	$100.41	$75.20	$74.74	$109.54

Total Return	4.60%	35.22%	2.05%	–30.49%	9.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,917	$1,782	$1,041	$869	$845
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.81%	1.48%	1.71%	1.84%	1.04%
Portfolio Turnover Rate[1]	12%	11%	16%	25%	11%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $307,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Energy Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $29,336,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $28,400,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $52,029,000 to offset taxable capital gains realized during the year ended August 31, 2012. At August 31, 2012, the fund had available capital losses totaling $69,808,000 to offset future net capital gains of $39,109,000 through August 31, 2018 and $30,699,000 through August 31, 2019.

At August 31, 2012, the cost of investment securities for tax purposes was $2,003,306,000. Net unrealized appreciation of investment securities for tax purposes was $169,105,000, consisting of unrealized gains of $317,742,000 on securities that had risen in value since their purchase and $148,637,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $437,579,000 of investment securities and sold $334,989,000 of investment securities, other than temporary cash investments. Purchases and sales include $173,192,000 and $88,919,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	52,413	1,036	102,400	1,964
Issued in Lieu of Cash Distributions	2,872	58	1,734	35
Redeemed[1]	(44,310)	(902)	(39,841)	(776)
Net Increase (Decrease)—Admiral Shares	10,975	192	64,293	1,223
ETF Shares
Issued	173,740	1,705	644,467	6,203
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(88,925)	(900)	(234,921)	(2,300)
Net Increase (Decrease)—ETF Shares	84,815	805	409,546	3,903

1 Net of redemption fees for fiscal 2012 and 2011 of $175,000 and $212,000, respectively (fund totals). Effective May, 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	504	503	2,477
Median Market Cap	$20.3B	$20.3B	$34.9B
Price/Earnings Ratio	14.1x	14.1x	16.3x
Price/Book Ratio	1.1x	1.1x	2.2x
Yield[3]		2.5%	2.1%
Admiral Shares	2.4%
ETF Shares	2.4%
Return on Equity	8.4%	8.5%	18.0%
Earnings Growth Rate	3.5%	3.5%	10.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.23%
ETF Shares	0.23%
Short-Term Reserves	0.1%	—	—

Subindustry Diversification
(% of equity exposure)
Asset Management & Custody Banks	7.7%
Consumer Finance	5.3
Diversified Banks	10.2
Diversified Financial Services	13.4
Diversified REIT’s	1.2
Insurance Brokers	2.1
Investment Banking & Brokerage	4.5
Life & Health Insurance	4.7
Mortgage REITs	2.6
Multiline Insurance	2.4
Office REITs	2.8
Property & Casualty Insurance	10.4
Regional Banks	9.9
Reinsurance	1.4
Residential REITs	3.3
Retail REITs	5.1
Specialized Finance	2.3
Specialized REITs	7.5
Thrifts & Mortgage Finance	1.3
Other Financials	1.9

Ten Largest Holdings[7] (% of total net assets)
Wells Fargo & Co.	7.3%
JPMorgan Chase & Co.	6.0
Citigroup Inc.	3.7
Bank of America Corp.	3.7
Berkshire Hathaway Inc. Class B	3.3
US Bancorp	2.7
American Express Co.	2.6
Goldman Sachs Group Inc.	2.1
Simon Property Group Inc.	2.0
PNC Financial Services Group Inc.	1.4
Top Ten	34.8%

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.90
Beta	1.00	1.19

1 MSCI US IMI/Financials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Financials Index Fund ETF Shares
Net Asset Value	15.87%	–9.77%	–3.10%	$7,628
Financials Index Fund ETF Shares
Market Price	15.90	–9.71	–3.10	7,632
Spliced US IMI/Financials 25/50[2]	16.00	–9.80	–3.03	7,673
MSCI US IMI/2500	17.15	1.76	5.03	15,252

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Financials Index Fund Admiral Shares	15.84%	–9.80%	–2.94%	$77,441
Spliced US IMI/Financials 25/50[2]	16.00	–9.80	–2.85	78,025
MSCI US IMI/2500	17.15	1.76	5.40	156,927

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 4, 2004, for Admiral Shares.
2 Spliced US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2012

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2012
			Cumulative
			Since
	One Year	Five Years	Inception
Financials Index Fund ETF Shares Market Price	15.90%	–40.01%	–23.68%
Financials Index Fund ETF Shares Net Asset Value	15.87	–40.21	–23.72
Spliced US IMI/Financials 25/50[1]	16.00	–40.28	–23.27

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		–1.09%	–11.43%	–3.51%
Net Asset Value		–1.12	–11.45	–3.51
Admiral Shares	2/4/2004	–1.11	–11.47	–3.35

1 Spliced US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.

Financials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value[s]
		Shares	($000)
Common Stocks (100.1%)
Capital Markets (12.2%)
	Goldman Sachs Group Inc.	166,599	17,613
	Bank of New York
	Mellon Corp.	424,818	9,575
	BlackRock Inc.	47,133	8,313
	Morgan Stanley	528,367	7,925
	State Street Corp.	174,032	7,240
	Franklin Resources Inc.	53,690	6,303
	T. Rowe Price Group Inc.	91,300	5,609
	Charles Schwab Corp.	385,406	5,199
	Ameriprise Financial Inc.	77,806	4,272
	Invesco Ltd.	159,807	3,784
	Northern Trust Corp.	77,374	3,593
*	Affiliated Managers
	Group Inc.	18,233	2,145
	Ares Capital Corp.	87,329	1,508
	Raymond James
	Financial Inc.	41,820	1,472
	TD Ameritrade Holding Corp.	78,449	1,342
*	American Capital Ltd.	118,388	1,301
	Eaton Vance Corp.	41,182	1,116
	Legg Mason Inc.	45,340	1,114
	SEI Investments Co.	49,983	1,087
	Waddell & Reed
	Financial Inc. Class A	30,554	904
*	E*TRADE Financial Corp.	96,860	830
	Federated Investors Inc.
	Class B	33,241	705
	Jefferies Group Inc.	47,757	702
	Prospect Capital Corp.	58,384	667
*	Stifel Financial Corp.	18,140	593
	Janus Capital Group Inc.	67,306	587
	Apollo Investment Corp.	72,309	580
	LPL Financial Holdings Inc.	19,817	568
	Greenhill & Co. Inc.	9,701	423
	Fifth Street Finance Corp.	29,474	309
*	Financial Engines Inc.	14,111	301
	Solar Capital Ltd.	12,388	287
	Walter Investment
	Management Corp.	9,455	265
	Main Street Capital Corp.	9,836	262
	BlackRock Kelso
	Capital Corp.	26,001	257
	Triangle Capital Corp.	9,510	233
	Cohen & Steers Inc.	6,909	233
	Evercore Partners Inc.
	Class A	9,388	232
	PennantPark
	Investment Corp.	19,622	213
	Hercules Technology
	Growth Capital Inc.	17,539	196
*	Virtus Investment
	Partners Inc.	2,150	184
	KBW Inc.	11,800	180
	Duff & Phelps Corp. Class A	13,122	174
*	Piper Jaffray Cos.	6,467	159

			Market
			Value[s]
		Shares	($000)
*	HFF Inc. Class A	11,783	157
	TICC Capital Corp.	14,590	152
	BGC Partners Inc. Class A	32,930	148
*	WisdomTree
	Investments Inc.	22,203	139
	MCG Capital Corp.	28,083	131
	Epoch Holding Corp.	5,883	124
*	ICG Group Inc.	13,239	121
*	Safeguard Scientifics Inc.	7,554	118
*	Investment Technology
	Group Inc.	13,876	118
	Capital Southwest Corp.	1,021	107
	MVC Capital Inc.	7,989	102
	Golub Capital BDC Inc.	6,328	98
*	Knight Capital Group Inc.
	Class A	35,546	98
*	INTL. FCStone Inc.	5,113	93
	Calamos Asset
	Management Inc. Class A	7,474	83
	Westwood Holdings
	Group Inc.	1,939	71
	GFI Group Inc.	25,066	70
	GAMCO Investors Inc.	1,528	69
*	SWS Group Inc.	10,734	64
*	Cowen Group Inc. Class A	23,696	62
*	GSV Capital Corp.	6,632	57
*	Ladenburg Thalmann
	Financial Services Inc.	39,985	56
	Oppenheimer Holdings Inc.
	Class A	3,611	54
	THL Credit Inc.	3,637	51
	Artio Global Investors Inc.
	Class A	11,920	37
*	Gleacher & Co. Inc.	28,418	24
	Pzena Investment
	Management Inc. Class A	3,379	17
			102,976
Commercial Banks (20.1%)
	Wells Fargo & Co.	1,805,882	61,454
	US Bancorp	675,089	22,555
	PNC Financial Services
	Group Inc.	188,472	11,715
	BB&T Corp.	248,800	7,847
	Fifth Third Bancorp	328,187	4,969
	SunTrust Banks Inc.	191,571	4,822
	M&T Bank Corp.	40,579	3,526
	Regions Financial Corp.	503,940	3,507
	KeyCorp	340,037	2,867
*	CIT Group Inc.	68,000	2,568
	Comerica Inc.	69,997	2,150
	Huntington Bancshares Inc.	308,289	2,035
	Zions Bancorporation	65,771	1,266
	East West Bancorp Inc.	51,477	1,129
	Cullen/Frost Bankers Inc.	19,698	1,095
	Commerce Bancshares Inc.	26,990	1,086
*	Signature Bank	16,469	1,064
	First Republic Bank	32,559	1,064

			Market
			Value[s]
		Shares	($000)
	First Niagara Financial
	Group Inc.	125,824	993
*	SVB Financial Group	15,783	915
	City National Corp.	17,105	878
	Hancock Holding Co.	28,708	851
	First Horizon National Corp.	90,996	815
	Associated Banc-Corp	62,200	806
	Bank of Hawaii Corp.	16,288	753
	Fulton Financial Corp.	71,499	696
	Prosperity Bancshares Inc.	15,960	672
	Susquehanna
	Bancshares Inc.	63,660	669
*	Texas Capital
	Bancshares Inc.	14,396	663
	Valley National Bancorp	66,810	648
	FirstMerit Corp.	38,969	611
	TCF Financial Corp.	54,810	609
*	Popular Inc.	36,604	580
	Webster Financial Corp.	26,598	566
	UMB Financial Corp.	11,483	563
	Synovus Financial Corp.	268,133	558
	BOK Financial Corp.	9,648	555
	CapitalSource Inc.	78,485	544
	FNB Corp.	49,664	544
	Trustmark Corp.	21,823	517
	Umpqua Holdings Corp.	40,172	508
	Iberiabank Corp.	10,531	494
	Wintrust Financial Corp.	12,826	480
	Westamerica
	Bancorporation	9,952	463
	BancorpSouth Inc.	30,345	447
	Old National Bancorp	33,713	445
	Cathay General Bancorp	26,478	433
	United Bankshares Inc.	17,815	433
	National Penn
	Bancshares Inc.	45,992	409
	Glacier Bancorp Inc.	25,665	396
	MB Financial Inc.	18,643	381
	CVB Financial Corp.	31,508	377
	Community Bank
	System Inc.	13,265	372
	PrivateBancorp Inc. Class A	22,069	360
	International
	Bancshares Corp.	19,365	354
	First Financial Bancorp	20,656	336
	Bank of the Ozarks Inc.	10,448	335
*	BBCN Bancorp Inc.	26,346	330
	First Financial
	Bankshares Inc.	9,059	315
	First Midwest Bancorp Inc.	26,493	313
	First Citizens
	BancShares Inc. Class A	1,867	308
	Park National Corp.	4,431	298
	BankUnited Inc.	11,663	295
	Sterling Financial Corp.	13,315	282
*	Citizens Republic
	Bancorp Inc.	13,615	279
*	Investors Bancorp Inc.	16,033	275
	First Commonwealth
	Financial Corp.	37,380	260
	Home BancShares Inc.	8,109	256
	PacWest Bancorp	10,820	252
	Columbia Banking
	System Inc.	14,037	250
	NBT Bancorp Inc.	11,758	247
*	Western Alliance Bancorp	26,373	246
	Boston Private Financial
	Holdings Inc.	25,010	237
	Chemical Financial Corp.	9,934	228

Financials Index Fund

			Market
			Value[s]
		Shares	($000)
*	Pinnacle Financial
	Partners Inc.	11,802	226
	Independent Bank Corp.	7,307	213
	SCBT Financial Corp.	5,065	204
	City Holding Co.	5,384	184
	WesBanco Inc.	8,956	182
	S&T Bancorp Inc.	10,224	177
	State Bank Financial Corp.	10,874	176
	Community Trust Bancorp Inc.	4,760	164
	Renasant Corp.	8,811	161
	Sandy Spring Bancorp Inc.	8,640	158
	Oriental Financial Group Inc.	14,734	156
	Tompkins Financial Corp.	3,986	155
	Lakeland Financial Corp.	5,631	150
*	Wilshire Bancorp Inc.	23,427	147
	First Busey Corp.	29,818	143
*	West Coast Bancorp	6,943	138
	TowneBank	9,009	133
	Simmons First National
	Corp. Class A	5,583	130
	Cardinal Financial Corp.	9,881	128
	Southside Bancshares Inc.	5,745	126
	Union First Market
	Bankshares Corp.	8,548	125
	Washington Trust Bancorp Inc.	4,897	121
	1st Source Corp.	5,230	119
*	Central Pacific Financial Corp.	8,209	114
	Sterling Bancorp	11,341	113
	SY Bancorp Inc.	4,761	111
	Heartland Financial USA Inc.	4,080	107
	StellarOne Corp.	8,043	107
*	Eagle Bancorp Inc.	6,125	104
	Arrow Financial Corp.	4,261	104
	Great Southern Bancorp Inc.	3,482	102
	Lakeland Bancorp Inc.	10,037	102
	First Financial Corp.	3,266	100
	First Community
	Bancshares Inc.	6,515	97
	Hudson Valley Holding Corp.	5,659	96
	Univest Corp. of Pennsylvania	5,707	94
	Camden National Corp.	2,503	92
	CoBiz Financial Inc.	12,546	89
	Bancfirst Corp.	2,104	87
	First Connecticut Bancorp Inc.	6,506	85
	Republic Bancorp Inc. Class A	3,578	81
*	United Community Banks Inc.	9,813	78
	Trico Bancshares	4,925	76
*	Southwest Bancorp Inc.	6,771	75
	First Interstate
	Bancsystem Inc.	5,172	74
*	Taylor Capital Group Inc.	4,155	70
*	Hampton Roads
	Bankshares Inc.	29,157	58
	First Bancorp	5,714	57
*	Suffolk Bancorp	3,688	56
*	FNB United Corp.	3,867	47
			169,411
Consumer Finance (5.3%)
	American Express Co.	369,228	21,526
	Capital One Financial Corp.	186,894	10,565
	Discover Financial Services	189,078	7,323
	SLM Corp.	175,687	2,767
*	First Cash Financial
	Services Inc.	9,657	431
*	Credit Acceptance Corp.	4,369	430
	Cash America
	International Inc.	10,556	410
*	Ezcorp Inc. Class A	15,997	362
*	World Acceptance Corp.	4,632	338

			Market
			Value[s]
		Shares	($000)
*	DFC Global Corp.	15,129	282
	Nelnet Inc. Class A	10,210	245
*	Netspend Holdings Inc.	12,380	117
*	Green Dot Corp. Class A	7,843	90
*	First Marblehead Corp.	22,202	26
			44,912
Diversified Financial Services (15.9%)
	JPMorgan Chase & Co.	1,356,654	50,386
	Citigroup Inc.	1,044,962	31,046
	Bank of America Corp.	3,850,092	30,762
	CME Group Inc.	112,583	6,181
*	IntercontinentalExchange
	Inc.	25,952	3,548
	Moody’s Corp.	72,430	2,868
	NYSE Euronext	90,395	2,264
	Leucadia National Corp.	74,268	1,588
*	MSCI Inc. Class A	43,380	1,522
	NASDAQ OMX Group Inc.	45,335	1,037
	CBOE Holdings Inc.	31,082	884
	MarketAxess Holdings Inc.	12,778	416
*	PHH Corp.	20,346	355
	Interactive Brokers
	Group Inc.	16,419	227
*	PICO Holdings Inc.	7,589	165
*	NewStar Financial Inc.	8,772	104
			133,353
Insurance (21.1%)
*	Berkshire Hathaway Inc.
	Class B	328,606	27,715
	MetLife Inc.	302,807	10,335
	Prudential Financial Inc.	166,294	9,065
	Travelers Cos. Inc.	138,528	8,968
	ACE Ltd.	121,147	8,932
*	American International
	Group Inc.	232,232	7,973
	Aflac Inc.	166,672	7,697
	Chubb Corp.	96,109	7,102
	Marsh & McLennan
	Cos. Inc.	195,151	6,668
	Allstate Corp.	174,730	6,514
	Aon plc	109,999	5,716
	Loews Corp.	113,073	4,596
	Progressive Corp.	206,301	4,029
	Principal Financial
	Group Inc.	106,912	2,934
	Hartford Financial
	Services Group Inc.	149,164	2,675
	XL Group plc Class A	110,946	2,565
	Lincoln National Corp.	101,636	2,360
	Willis Group Holdings plc	62,062	2,316
	Cincinnati Financial Corp.	55,090	2,130
	Unum Group	101,803	1,986
	Everest Re Group Ltd.	18,739	1,942
*	Arch Capital Group Ltd.	48,317	1,928
	Torchmark Corp.	35,020	1,792
	PartnerRe Ltd.	22,897	1,681
	WR Berkley Corp.	41,807	1,563
	Reinsurance Group of
	America Inc. Class A	26,195	1,539
*	Alleghany Corp.	4,528	1,527
	Arthur J Gallagher & Co.	42,279	1,510
*	Markel Corp.	3,265	1,420
	RenaissanceRe
	Holdings Ltd.	18,377	1,420
	Axis Capital Holdings Ltd.	41,403	1,411
	Fidelity National
	Financial Inc. Class A	71,230	1,342
	HCC Insurance
	Holdings Inc.	35,970	1,190

			Market
			Value[s]
		Shares	($000)
	Brown & Brown Inc.	43,537	1,142
	Assurant Inc.	30,527	1,076
	White Mountains
	Insurance Group Ltd.	2,013	1,047
	Allied World Assurance Co.
	Holdings AG	12,867	1,010
	American Financial
	Group Inc.	25,786	969
*	Genworth Financial Inc.
	Class A	175,684	929
	ProAssurance Corp.	10,361	925
	Protective Life Corp.	29,116	823
	Assured Guaranty Ltd.	58,652	774
	CNO Financial Group Inc.	85,973	765
	Old Republic
	International Corp.	87,963	759
	Aspen Insurance
	Holdings Ltd.	25,578	744
	Validus Holdings Ltd.	21,516	721
	First American
	Financial Corp.	35,725	688
	Erie Indemnity Co. Class A	10,155	648
	Endurance Specialty
	Holdings Ltd.	15,401	582
	Alterra Capital Holdings Ltd.	25,075	576
	Hanover Insurance Group Inc.	15,982	570
*	MBIA Inc.	51,696	562
	Kemper Corp.	18,249	558
	StanCorp Financial Group Inc.	15,752	492
	Platinum Underwriters
	Holdings Ltd.	12,333	490
	Primerica Inc.	15,921	464
	RLI Corp.	6,838	433
	Montpelier Re Holdings Ltd.	18,478	398
	Mercury General Corp.	9,735	373
	Symetra Financial Corp.	29,544	361
	Selective Insurance
	Group Inc.	19,632	352
*	Enstar Group Ltd.	3,418	316
	Amtrust Financial
	Services Inc.	10,596	276
	Argo Group International
	Holdings Ltd.	9,154	271
*	Greenlight Capital Re Ltd.
	Class A	10,715	260
	Horace Mann
	Educators Corp.	14,204	250
	Tower Group Inc.	13,246	247
	Infinity Property &
	Casualty Corp.	4,253	239
	American Equity Investment
	Life Holding Co.	20,226	234
*	National Financial
	Partners Corp.	14,313	211
	American National
	Insurance Co.	2,905	205
	Employers Holdings Inc.	11,241	205
	Safety Insurance Group Inc.	4,337	196
*	Navigators Group Inc.	3,896	189
	Maiden Holdings Ltd.	19,316	177
	United Fire Group Inc.	7,656	170
*	Hilltop Holdings Inc.	15,018	168
*	AMERISAFE Inc.	6,484	163
	FBL Financial Group Inc.
	Class A	4,283	142
	Flagstone Reinsurance
	Holdings SA	16,334	140
*	Citizens Inc.	14,180	139

Financials Index Fund

			Market
			Value[s]
		Shares	($000)
	Stewart Information
	Services Corp.	7,003	138
	Meadowbrook Insurance
	Group Inc.	17,195	131
	National Western Life
	Insurance Co. Class A	838	116
*	eHealth Inc.	6,688	111
	OneBeacon Insurance
	Group Ltd. Class A	7,437	96
	Presidential Life Corp.	6,849	95
	State Auto Financial Corp.	5,992	84
	National Interstate Corp.	2,895	72
*	Phoenix Cos. Inc.	2,152	66
	Baldwin & Lyons Inc.	2,907	65
*	Global Indemnity plc	3,154	64
	Kansas City Life
	Insurance Co.	1,574	56
	Donegal Group Inc. Class A	3,276	47
	EMC Insurance Group Inc.	1,853	36
	Crawford & Co. Class A	5,832	24
	Crawford & Co. Class B	4,533	20
			177,191
Real Estate Investment Trusts (23.4%)
	Simon Property Group Inc.	108,454	17,212
	American Tower
	Corporation	140,511	9,892
	Public Storage	51,968	7,564
	Ventas Inc.	105,217	6,891
	HCP Inc.	150,125	6,885
	Equity Residential	107,192	6,474
	Annaly Capital
	Management Inc.	348,466	6,032
	Boston Properties Inc.	53,690	6,020
	Prologis Inc.	164,127	5,608
	Vornado Realty Trust	59,627	4,840
	AvalonBay Communities Inc.	33,925	4,801
	Weyerhaeuser Co.	191,433	4,769
	Health Care REIT Inc.	80,731	4,718
	American Capital
	Agency Corp.	120,083	4,184
	Host Hotels & Resorts Inc.	257,128	3,934
	Digital Realty Trust Inc.	42,938	3,199
	General Growth
	Properties Inc.	150,490	3,097
	Kimco Realty Corp.	145,195	2,950
	Macerich Co.	47,342	2,820
	SL Green Realty Corp.	32,189	2,594
	Federal Realty
	Investment Trust	22,875	2,468
	Plum Creek Timber Co. Inc.	57,690	2,361
	UDR Inc.	89,255	2,254
	Rayonier Inc.	43,731	2,142
	Realty Income Corp.	47,503	2,001
	Camden Property Trust	28,681	1,991
	Essex Property Trust Inc.	12,584	1,912
	Taubman Centers Inc.	20,992	1,680
	Alexandria Real Estate
	Equities Inc.	22,054	1,630
	Regency Centers Corp.	32,094	1,573
	Liberty Property Trust	41,869	1,544
	American Campus
	Communities Inc.	32,015	1,493
	Senior Housing
	Properties Trust	62,278	1,378
	Duke Realty Corp.	94,917	1,376
	BRE Properties Inc.	27,342	1,365
	Apartment Investment &
	Management Co. Class A	51,536	1,365
	Kilroy Realty Corp.	26,413	1,247

			Market
			Value[s]
		Shares	($000)
	DDR Corp.	80,440	1,224
	Extra Space Storage Inc.	35,145	1,199
	National Retail
	Properties Inc.	38,084	1,183
	Weingarten Realty Investors	41,017	1,146
	Douglas Emmett Inc.	47,377	1,137
	Two Harbors
	Investment Corp.	96,784	1,122
	Tanger Factory
	Outlet Centers	33,032	1,108
	Home Properties Inc.	17,237	1,101
	CBL & Associates
	Properties Inc.	50,384	1,077
	Hospitality Properties Trust	44,136	1,062
	Piedmont Office Realty
	Trust Inc. Class A	61,693	1,047
	MFA Financial Inc.	127,565	1,045
	BioMed Realty Trust Inc.	55,058	1,020
	Hatteras Financial Corp.	34,887	1,011
	Mid-America Apartment
	Communities Inc.	14,543	989
	Post Properties Inc.	19,303	985
	Starwood Property Trust Inc.	41,510	978
	Equity Lifestyle
	Properties Inc.	13,991	962
	Chimera Investment Corp.	367,289	933
	Omega Healthcare
	Investors Inc.	37,782	908
	Highwoods Properties Inc.	26,453	863
	Invesco Mortgage Capital Inc.	41,199	844
	Mack-Cali Realty Corp.	31,445	840
	LaSalle Hotel Properties	30,568	833
	CYS Investments Inc.	57,190	822
	ARMOUR Residential
	REIT Inc.	103,354	771
	Entertainment
	Properties Trust	16,675	760
	Healthcare Realty Trust Inc.	27,806	675
	Colonial Properties Trust	29,915	656
	DiamondRock Hospitality Co.	67,351	648
	Washington REIT	23,677	636
	Brandywine Realty Trust	50,957	622
	DuPont Fabros
	Technology Inc.	22,472	619
	RLJ Lodging Trust	34,140	609
	Sovran Self Storage Inc.	10,336	588
	Corporate Office
	Properties Trust	25,674	574
	DCT Industrial Trust Inc.	87,968	556
	EastGroup Properties Inc.	10,169	545
	CubeSmart	41,337	533
	Glimcher Realty Trust	49,869	523
	Potlatch Corp.	14,287	515
*	Sunstone Hotel
	Investors Inc.	48,254	503
	Medical Properties Trust Inc.	48,251	497
	Capstead Mortgage Corp.	33,281	477
	Pebblebrook Hotel Trust	20,186	477
	PS Business Parks Inc.	6,889	470
	Lexington Realty Trust	49,859	468
	Newcastle Investment Corp.	60,515	460
	Education Realty Trust Inc.	39,590	458
	CommonWealth REIT	29,865	447
	National Health Investors Inc.	8,388	438
	PennyMac Mortgage
	Investment Trust	20,214	435
	Equity One Inc.	20,416	433
*	First Industrial Realty
	Trust Inc.	33,390	431

			Market
			Value[s]
		Shares	($000)
	Sun Communities Inc.	8,924	409
	Redwood Trust Inc.	28,003	401
	Acadia Realty Trust	15,725	392
	LTC Properties Inc.	10,767	363
*	Strategic Hotels &
	Resorts Inc.	57,449	350
	Anworth Mortgage
	Asset Corp.	48,405	332
	Alexander’s Inc.	734	330
	American Assets Trust Inc.	11,866	323
	Hersha Hospitality Trust
	Class A	63,601	317
	Government Properties
	Income Trust	13,430	303
	Pennsylvania REIT	18,819	296
	Franklin Street
	Properties Corp.	26,520	295
	American Capital Mortgage
	Investment Corp.	11,839	293
	NorthStar Realty
	Finance Corp.	47,251	277
	Cousins Properties Inc.	33,818	270
	Associated Estates
	Realty Corp.	17,319	263
	Inland Real Estate Corp.	31,682	260
	CreXus Investment Corp.	24,738	254
	Sabra Health Care REIT Inc.	13,133	252
	Investors Real Estate Trust	29,746	248
	First Potomac Realty Trust	18,138	232
	Colony Financial Inc.	11,675	224
	Retail Opportunity
	Investments Corp.	17,671	222
	Hudson Pacific Properties Inc.	12,350	219
	Chesapeake Lodging Trust	11,555	215
	Ramco-Gershenson
	Properties Trust	16,095	209
	Coresite Realty Corp.	7,515	204
*	FelCor Lodging Trust Inc.	41,876	194
	Ashford Hospitality Trust Inc.	23,328	193
	Dynex Capital Inc.	18,033	188
	Universal Health Realty
	Income Trust	4,346	188
	Resource Capital Corp.	30,411	182
	Apollo Residential
	Mortgage Inc.	8,764	179
*	iStar Financial Inc.	24,886	179
	Saul Centers Inc.	4,074	176
	Getty Realty Corp.	9,708	174
	Campus Crest
	Communities Inc.	13,479	146
	Urstadt Biddle Properties
	Inc. Class A	7,374	144
	Excel Trust Inc.	12,019	141
	Monmouth Real Estate
	Investment Corp. Class A	11,331	127
	Winthrop Realty Trust	10,878	124
	Cedar Realty Trust Inc.	20,569	113
	Kite Realty Group Trust	21,911	113
	Apollo Commercial Real
	Estate Finance Inc.	6,408	112
	CapLease Inc.	22,466	110
	Rouse Properties Inc.	7,134	99
	Parkway Properties Inc.	8,114	94
	Summit Hotel Properties Inc.	9,946	85
			196,341
Real Estate Management & Development (0.8%)
*	CBRE Group Inc. Class A	111,082	1,923
	Jones Lang LaSalle Inc.	15,580	1,124
*	Howard Hughes Corp.	10,150	668

Financials Index Fund

			Market
			Value[s]
		Shares	($000)
*	Forest City Enterprises Inc.
	Class A	42,787	645
*	Altisource Portfolio
	Solutions SA	5,829	491
*	St. Joe Co.	24,621	472
*	Alexander & Baldwin Inc.	14,943	443
	Kennedy-Wilson
	Holdings Inc.	15,711	217
*	Zillow Inc. Class A	4,339	181
*	Forestar Group Inc.	12,546	180
*	Tejon Ranch Co.	5,811	162
			6,506
Thrifts & Mortgage Finance (1.3%)
	New York Community
	Bancorp Inc.	156,016	2,069
	People’s United
	Financial Inc.	126,723	1,517
	Hudson City Bancorp Inc.	169,772	1,221
*	Ocwen Financial Corp.	38,455	989
	Capitol Federal Financial Inc.	58,332	692
	Washington Federal Inc.	38,394	618
	Northwest Bancshares Inc.	35,043	423
	Astoria Financial Corp.	31,595	318
	Provident Financial
	Services Inc.	19,309	298
*	TFS Financial Corp.	32,986	292
	Oritani Financial Corp.	14,613	214
	Brookline Bancorp Inc.	24,968	212
	ViewPoint Financial
	Group Inc.	11,195	206
	TrustCo Bank Corp. NY	33,302	186
	Berkshire Hills Bancorp Inc.	8,031	179
	Radian Group Inc.	47,756	160
	Flushing Financial Corp.	10,436	159
	Dime Community
	Bancshares Inc.	10,878	152

			Market
			Value[s]
		Shares	($000)
	Rockville Financial Inc.	10,626	127
*	Beneficial Mutual
	Bancorp Inc.	12,770	113
	Provident New York Bancorp	12,947	111
	WSFS Financial Corp.	2,460	100
	Northfield Bancorp Inc.	5,722	86
*	MGIC Investment Corp.	69,274	82
*	Walker & Dunlop Inc.	6,087	80
	OceanFirst Financial Corp.	5,448	77
*	Flagstar Bancorp Inc.	81,351	77
	Territorial Bancorp Inc.	3,253	75
	Bank Mutual Corp.	16,473	72
	United Financial Bancorp Inc.	4,993	71
	Westfield Financial Inc.	8,633	63
*	Doral Financial Corp.	43,886	47
			11,086
	Total Common Stocks
	(Cost $987,648)		841,776
Temporary Cash Investments (0.1%)
	Money Market Fund (0.1%)
1	Vanguard Market
	Liquidity Fund, 0.158%
	(Cost $591)	591,053	591
	Total Investments (100.2%)
	(Cost $988,239)		842,367
Other Assets and Liabilities (–0.2%)
	Other Assets		3,590
	Liabilities		(4,983)
			(1,393)
	Net Assets (100%)		840,974

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,234,832
Undistributed Net Investment Income	3,354
Accumulated Net Realized Losses	(251,340)
Unrealized Appreciation (Depreciation)	(145,872)
Net Assets	840,974

Admiral Shares—Net Assets
Applicable to 4,540,044 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	72,877
Net Asset Value Per Share—
Admiral Shares	$16.05

ETF Shares—Net Assets
Applicable to 23,980,932 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	768,097
Net Asset Value Per Share—
ETF Shares	$32.03

s See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	16,421
Interest[1]	1
Security Lending	5
Total Income	16,427
Expenses
The Vanguard Group—Note B
Investment Advisory Services	98
Management and Administrative—
Admiral Shares	65
Management and Administrative—
ETF Shares	530
Marketing and Distribution—
Admiral Shares	12
Marketing and Distribution—
ETF Shares	181
Custodian Fees	42
Auditing Fees	29
Shareholders’ Reports—
Admiral Shares	—
Shareholders’ Reports—ETF Shares	38
Trustees’ Fees and Expenses	1
Total Expenses	996
Net Investment Income	15,431
Realized Net Gain (Loss) on
Investment Securities Sold	10,193
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	75,032
Net Increase (Decrease) in Net Assets
Resulting from Operations	100,656

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,431	10,947
Realized Net Gain (Loss)	10,193	(28,096)
Change in Unrealized Appreciation (Depreciation)	75,032	19,290
Net Increase (Decrease) in Net Assets Resulting from Operations	100,656	2,141
Distributions
Net Investment Income
Admiral Shares	(1,356)	(1,122)
ETF Shares	(12,760)	(8,791)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(14,116)	(9,913)
Capital Share Transactions
Admiral Shares	2,146	(3,466)
ETF Shares	145,660	88,600
Net Increase (Decrease) from Capital Share Transactions	147,806	85,134
Total Increase (Decrease)	234,346	77,362
Net Assets
Beginning of Period	606,628	529,266
End of Period[2]	840,974	606,628

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $3,354,000 and $2,037,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.16	$13.99	$14.72	$20.38	$30.10
Investment Operations
Net Investment Income	.320	.263	.209	.389	.700[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	1.874	.150	(.715)	(5.596)	(9.699)
Total from Investment Operations	2.194	.413	(.506)	(5.207)	(8.999)
Distributions
Dividends from Net Investment Income	(.304)	(.243)	(.224)	(.453)	(.721)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.304)	(.243)	(.224)	(.453)	(.721)
Net Asset Value, End of Period	$16.05	$14.16	$13.99	$14.72	$20.38

Total Return[3]	15.84%	2.79%	–3.52%	–25.35%	–30.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$73	$62	$65	$74	$81
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.16%	1.63%	1.36%	2.97%	3.06%
Portfolio Turnover Rate[4]	7%	10%	11%	17%	10%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.01, and $.00. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.25	$27.92	$29.38	$40.66	$60.04
Investment Operations
Net Investment Income	.639	.526	.417	.784	1.449[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	3.747	.287	(1.425)	(11.150)	(19.368)
Total from Investment Operations	4.386	.813	(1.008)	(10.366)	(17.919)
Distributions
Dividends from Net Investment Income	(.606)	(.483)	(.452)	(.914)	(1.461)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.606)	(.483)	(.452)	(.914)	(1.461)
Net Asset Value, End of Period	$32.03	$28.25	$27.92	$29.38	$40.66

Total Return	15.87%	2.73%	–3.51%	–25.31%	–30.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$768	$544	$464	$580	$651
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.16%	1.63%	1.36%	3.00%	3.11%
Portfolio Turnover Rate[3]	7%	10%	11%	17%	10%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.01, $.02, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $117,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

Financials Index Fund

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $5,111,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $4,049,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $251,331,000 to offset future net capital gains. Of this amount, $226,838,000 is subject to expiration dates; $85,000 may be used to offset future net capital gains through August 31, 2014, $11,000 through August 31, 2015, $1,313,000 through August 31, 2016, $28,618,000 through August 31, 2017, $129,445,000 through August 31, 2018, and $67,366,000 through August 31, 2019. Capital losses of $24,493,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2012, the cost of investment securities for tax purposes was $988,247,000. Net unrealized depreciation of investment securities for tax purposes was $145,880,000, consisting of unrealized gains of $57,808,000 on securities that had risen in value since their purchase and $203,688,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $258,382,000 of investment securities and sold $105,537,000 of investment securities, other than temporary cash investments. Purchases and sales include $198,786,000 and $53,849,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	18,209	1,223	26,207	1,651
Issued in Lieu of Cash Distributions	1,184	85	1,004	64
Redeemed[1]	(17,247)	(1,178)	(30,677)	(1,938)
Net Increase (Decrease)—Admiral Shares	2,146	130	(3,466)	(223)
ETF Shares
Issued	199,891	6,618	148,362	4,527
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(54,231)	(1,900)	(59,762)	(1,900)
Net Increase (Decrease)—ETF Shares	145,660	4,718	88,600	2,627

1 Net of redemption fees for fiscal 2012 and 2011 of $47,000 and $134,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	292	290	2,477
Median Market Cap	$43.7B	$43.7B	$34.9B
Price/Earnings Ratio	19.3x	19.2x	16.3x
Price/Book Ratio	2.8x	2.8x	2.2x
Yield[3]		1.9%	2.1%
Admiral Shares	1.8%
ETF Shares	1.8%
Return on Equity	19.5%	19.5%	18.0%
Earnings Growth Rate	11.0%	11.0%	10.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Subindustry Diversification
(% of equity exposure)
Biotechnology	15.8%
Health Care Distributors	3.3
Health Care Equipment	14.7
Health Care Facilities	1.6
Health Care Services	5.5
Health Care Supplies	1.2
Health Care Technology	1.1
Life Sciences Tools & Services	4.3
Managed Health Care	7.5
Pharmaceuticals	45.0

Ten Largest Holdings[7] (% of total net assets)
Johnson & Johnson	10.4%
Pfizer Inc.	10.0
Merck & Co. Inc.	7.3
Abbott Laboratories	5.8
Amgen Inc.	3.7
UnitedHealth Group Inc.	3.2
Bristol-Myers Squibb Co.	3.1
Express Scripts Holding Co.	2.8
Eli Lilly & Co.	2.6
Gilead Sciences Inc.	2.4
Top Ten	51.3%

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.70
Beta	1.00	0.67

1 MSCI US IMI/Health Care 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Health Care Index Fund ETF Shares
Net Asset Value	20.07%	5.25%	5.27%	$15,556
Health Care Index Fund ETF Shares
Market Price	20.16	5.30	5.28	15,565
Spliced US IMI/Health Care 25/50[2]	20.22	5.43	5.48	15,815
MSCI US IMI/2500	17.15	1.76	5.03	15,252

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Health Care Index Fund Admiral Shares	20.08%	5.23%	5.26%	$155,108
Spliced US IMI/Health Care 25/50[2]	20.22	5.43	5.48	157,983
MSCI US IMI/2500	17.15	1.76	5.37	156,582

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 5, 2004, for Admiral Shares.
2 Spliced US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2012

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2012
			Cumulative
			Since
	One Year	Five Years	Inception
Health Care Index Fund ETF Shares Market Price	20.16%	29.47%	55.65%
Health Care Index Fund ETF Shares Net Asset Value	20.07	29.16	55.56
Spliced US IMI/Health Care 25/50[1]	20.22	30.26	58.15

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		9.22%	4.56%	5.12%
Net Asset Value		9.24	4.56	5.12
Admiral Shares	2/5/2004	9.23	4.54	5.10

1 Spliced US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.

Health Care Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value[s]
		Shares	($000)
Common Stocks (100.0%)
Biotechnology (15.8%)
	Amgen Inc.	432,247	36,274
*	Gilead Sciences Inc.	421,050	24,290
*	Biogen Idec Inc.	126,529	18,548
*	Celgene Corp.	244,876	17,641
*	Alexion Pharmaceuticals Inc.	106,796	11,450
*	Vertex Pharmaceuticals Inc.	117,156	6,248
*	Regeneron
	Pharmaceuticals Inc.	41,327	6,118
*	Onyx Pharmaceuticals Inc.	35,792	2,574
*	BioMarin Pharmaceutical Inc.	68,281	2,550
*	Pharmacyclics Inc.	30,743	2,057
*	Medivation Inc.	19,287	2,022
*	Ariad Pharmaceuticals Inc.	91,606	1,883
*	Cubist Pharmaceuticals Inc.	35,300	1,631
*	Seattle Genetics Inc.	55,493	1,473
*	United Therapeutics Corp.	26,731	1,447
*	Cepheid Inc.	36,706	1,385
*	Incyte Corp. Ltd.	64,436	1,289
*	Alkermes plc	68,425	1,256
*	Myriad Genetics Inc.	47,480	1,187
*	Theravance Inc.	38,254	1,020
*	Arena Pharmaceuticals Inc.	108,203	978
*	Isis Pharmaceuticals Inc.	53,788	732
*	Immunogen Inc.	46,059	663
	PDL BioPharma Inc.	77,102	567
*	Ironwood Pharmaceuticals
	Inc. Class A	41,594	521
*	Acorda Therapeutics Inc.	21,971	502
*	Alnylam Pharmaceuticals Inc.	26,454	484
*	Exelixis Inc.	98,810	438
*	Spectrum
	Pharmaceuticals Inc.	33,614	402
*	Dendreon Corp.	84,983	382
*	Rigel Pharmaceuticals Inc.	39,452	368
*	NPS Pharmaceuticals Inc.	47,652	363
*	Dynavax Technologies Corp.	91,432	357
*	Opko Health Inc.	80,278	356
*	Exact Sciences Corp.	34,590	343
*	Momenta
	Pharmaceuticals Inc.	24,175	341
*	Affymax Inc.	18,710	331
*	Synageva BioPharma Corp.	6,602	330
*	Genomic Health Inc.	9,001	310
*	Idenix Pharmaceuticals Inc.	54,178	306
*	Halozyme Therapeutics Inc.	51,835	301
*	Neurocrine Biosciences Inc.	36,651	270
*	Lexicon Pharmaceuticals Inc.	119,430	268
*	InterMune Inc.	36,061	266
*	Emergent Biosolutions Inc.	13,838	204
*	Geron Corp.	72,706	201
*	Threshold
	Pharmaceuticals Inc.	22,315	197
*	Protalix BioTherapeutics Inc.	34,768	189
*	Curis Inc.	42,716	188
*	MannKind Corp.	69,216	187

			Market
			Value[s]
		Shares	($000)
*	ZIOPHARM Oncology Inc.	36,757	183
*	Achillion Pharmaceuticals Inc.	25,148	177
*	AVEO Pharmaceuticals Inc.	18,037	173
*	Ligand Pharmaceuticals Inc.
	Class B	9,739	168
*	Arqule Inc.	32,093	168
*	Sangamo Biosciences Inc.	27,691	149
*	Novavax Inc.	67,066	137
*	Orexigen Therapeutics Inc.	30,183	135
*	Immunomedics Inc.	39,683	134
*	Enzon Pharmaceuticals Inc.	19,755	134
*	Aegerion
	Pharmaceuticals Inc.	9,519	132
*	Raptor Pharmaceutical Corp.	25,959	129
*	PROLOR Biotech Inc.	24,941	122
*	Dyax Corp.	53,703	121
*	AMAG Pharmaceuticals Inc.	8,046	119
*	Clovis Oncology Inc.	6,378	112
*	NewLink Genetics Corp.	7,259	101
*	Osiris Therapeutics Inc.	8,963	81
*	Allos Therapeutics Inc.	43,057	78
*	Progenics
	Pharmaceuticals Inc.	17,306	71
*	Trius Therapeutics Inc.	12,391	69
*	Targacept Inc.	15,202	68
*	SIGA Technologies Inc.	20,870	62
*	Biotime Inc.	15,083	61
*,^	Savient Pharmaceuticals Inc.	38,678	51
*	Cell Therapeutics Inc.	110,807	48
*	BioMimetic Therapeutics Inc.	11,724	45
*	Metabolix Inc.	17,301	29
*	Codexis Inc.	11,801	27
*	Forest Laboratories Inc.
	Contingent Value Rights
	Exp. 04/14/2018	8,685	8
			156,780
Health Care Equipment & Supplies (15.9%)
	Medtronic Inc.	577,708	23,490
	Baxter International Inc.	309,091	18,137
	Covidien plc	268,132	15,029
*	Intuitive Surgical Inc.	22,081	10,859
	Stryker Corp.	169,264	9,015
	Becton Dickinson and Co.	112,732	8,565
	St. Jude Medical Inc.	174,560	6,591
*	Edwards Lifesciences Corp.	63,691	6,504
	Zimmer Holdings Inc.	98,109	6,061
	CR Bard Inc.	44,260	4,342
*	Boston Scientific Corp.	793,061	4,283
*	Varian Medical Systems Inc.	61,847	3,636
*	CareFusion Corp.	123,066	3,233
*	ResMed Inc.	79,175	2,975
*	IDEXX Laboratories Inc.	30,775	2,926
*	Hologic Inc.	147,172	2,889
	DENTSPLY International Inc.	78,668	2,853
	Cooper Cos. Inc.	26,287	2,204
*	Sirona Dental Systems Inc.	30,895	1,642
	Teleflex Inc.	22,934	1,514
*	Align Technology Inc.	35,750	1,214

			Market
			Value[s]
		Shares	($000)
*	Thoratec Corp.	32,436	1,099
	STERIS Corp.	30,855	1,057
*	Haemonetics Corp.	14,200	1,046
	Hill-Rom Holdings Inc.	34,382	953
	West Pharmaceutical
	Services Inc.	18,678	884
*	Volcano Corp.	30,029	849
*	Alere Inc.	42,234	793
*	Cyberonics Inc.	15,287	763
*	Masimo Corp.	30,688	678
*	HeartWare International Inc.	6,275	562
*	Insulet Corp.	26,301	552
*	DexCom Inc.	39,041	519
*	NuVasive Inc.	24,574	518
*	Neogen Corp.	12,362	483
	Analogic Corp.	6,827	475
*	ArthroCare Corp.	15,362	454
*	Abaxis Inc.	12,070	452
*	Integra LifeSciences
	Holdings Corp.	11,161	439
*	ABIOMED Inc.	19,405	433
*	Orthofix International NV	10,237	433
	CONMED Corp.	15,488	419
*	ICU Medical Inc.	7,326	407
*	Wright Medical Group Inc.	19,574	405
	Meridian Bioscience Inc.	22,877	405
*	NxStage Medical Inc.	29,123	371
*	Endologix Inc.	29,017	347
	Cantel Medical Corp.	12,732	328
*	Merit Medical Systems Inc.	22,101	315
*	Conceptus Inc.	16,287	310
*	Greatbatch Inc.	13,027	302
*	OraSure Technologies Inc.	30,011	291
*	MAKO Surgical Corp.	17,313	285
*	Quidel Corp.	16,588	269
*	Accuray Inc.	37,306	229
	Invacare Corp.	16,203	223
*	Antares Pharma Inc.	51,498	200
	Atrion Corp.	895	194
*	Natus Medical Inc.	16,287	191
*	Symmetry Medical Inc.	20,130	187
*	SurModics Inc.	9,196	171
*	Navidea
	Biopharmaceuticals Inc.	46,678	170
*	AngioDynamics Inc.	14,076	161
*	Tornier NV	7,542	135
*	Staar Surgical Co.	19,550	128
*	Unilife Corp.	41,547	124
	Young Innovations Inc.	3,243	121
*	RTI Biologics Inc.	29,274	112
*	Palomar Medical
	Technologies Inc.	10,344	91
*	Exactech Inc.	4,663	75
			158,370
Health Care Providers & Services (17.9%)
	UnitedHealth Group Inc.	576,679	31,314
*	Express Scripts Holding Co.	447,774	28,040
	McKesson Corp.	130,873	11,400
	WellPoint Inc.	183,929	11,012

Health Care Index Fund

			Market
			Value[s]
		Shares	($000)
	Cardinal Health Inc.	192,156	7,600
	Aetna Inc.	193,306	7,425
	Cigna Corp.	160,563	7,349
	Humana Inc.	90,805	6,364
	AmerisourceBergen Corp.
	Class A	140,891	5,427
	Quest Diagnostics Inc.	88,131	5,329
*	DaVita Inc.	52,210	5,078
*	Laboratory Corp. of
	America Holdings	53,804	4,732
*	Henry Schein Inc.	49,992	3,840
	Coventry Health Care Inc.	79,272	3,300
	HCA Holdings Inc.	97,747	2,791
*	AMERIGROUP Corp.	26,991	2,454
	Omnicare Inc.	62,824	2,034
	Universal Health
	Services Inc. Class B	50,067	2,000
*	MEDNAX Inc.	27,233	1,887
	Patterson Cos. Inc.	49,675	1,687
*	HMS Holdings Corp.	48,001	1,654
*	Community Health
	Systems Inc.	51,437	1,391
*	WellCare Health Plans Inc.	24,121	1,367
*	HealthSouth Corp.	53,294	1,220
*	Tenet Healthcare Corp.	230,570	1,197
*	Brookdale Senior Living Inc.
	Class A	53,616	1,165
*	Centene Corp.	28,642	1,163
*	Health Management
	Associates Inc. Class A	143,314	1,098
*	LifePoint Hospitals Inc.	27,128	1,096
*	Health Net Inc.	46,738	1,087
	Owens & Minor Inc.	35,243	986
*	VCA Antech Inc.	46,747	904
*	Air Methods Corp.	6,529	761
*	Magellan Health
	Services Inc.	15,028	746
	Chemed Corp.	10,659	704
*	MWI Veterinary Supply Inc.	6,754	681
*	Team Health Holdings Inc.	21,896	625
*	PSS World Medical Inc.	28,428	614
*	Amsurg Corp. Class A	17,461	514
*	Hanger Inc.	17,887	512
*	Sunrise Senior Living Inc.	31,919	459
*	IPC The Hospitalist Co. Inc.	9,154	405
*	Molina Healthcare Inc.	16,569	402
*	Bio-Reference Labs Inc.	13,992	365
*	Kindred Healthcare Inc.	28,860	322
	Landauer Inc.	5,243	307
*	Emeritus Corp.	14,783	296
	Ensign Group Inc.	9,424	277
*	Accretive Health Inc.	21,716	258
*	Select Medical
	Holdings Corp.	24,486	253
*	Acadia Healthcare Co. Inc.	12,376	237
*	Amedisys Inc.	16,676	235
	National Healthcare Corp.	4,947	221
*	Triple-S Management Corp.
	Class B	10,801	221
*	ExamWorks Group Inc.	16,984	214
*	PharMerica Corp.	16,344	206
*	BioScrip Inc.	23,660	201
*	Universal American Corp.	21,499	195
*	Healthways Inc.	18,173	190
*	AMN Healthcare
	Services Inc.	20,906	176

			Market
			Value[s]
		Shares	($000)
*	Gentiva Health
	Services Inc.	15,823	174
*	Vanguard Health
	Systems Inc.	16,910	165
*	Corvel Corp.	3,722	163
*	Metropolitan Health
	Networks Inc.	19,382	156
*	LHC Group Inc.	8,918	155
*	Sun Healthcare Group Inc.	13,963	118
*	Almost Family Inc.	4,623	102
	Assisted Living Concepts
	Inc. Class A	10,786	84
*	Skilled Healthcare
	Group Inc.	10,836	62
*	Cross Country
	Healthcare Inc.	15,110	61
			177,228
Health Care Technology (1.1%)
*	Cerner Corp.	80,435	5,883
*	athenahealth Inc.	19,983	1,766
*	Allscripts Healthcare
	Solutions Inc.	100,054	1,051
*	Medidata Solutions Inc.	13,637	478
*	MedAssets Inc.	25,623	437
	Quality Systems Inc.	22,832	404
*	HealthStream Inc.	10,807	307
	Computer Programs &
	Systems Inc.	5,741	290
*	Omnicell Inc.	18,223	262
*	Merge Healthcare Inc.	32,179	102
*	Epocrates Inc.	9,862	88
			11,068
Life Sciences Tools & Services (4.3%)
	Thermo Fisher
	Scientific Inc.	204,296	11,716
	Agilent Technologies Inc.	193,055	7,174
*	Life Technologies Corp.	99,318	4,738
*	Waters Corp.	49,319	3,955
*	Illumina Inc.	68,540	2,884
*	Mettler-Toledo
	International Inc.	17,466	2,884
	PerkinElmer Inc.	63,702	1,739
*	Covance Inc.	30,715	1,468
	Techne Corp.	19,387	1,329
*	Bio-Rad Laboratories Inc.
	Class A	10,899	1,094
*	Charles River Laboratories
	International Inc.	27,037	982
*	PAREXEL
	International Corp.	32,997	950
*	Bruker Corp.	50,423	611
*	Luminex Corp.	20,840	403
*	Sequenom Inc.	62,085	228
*	Fluidigm Corp.	11,461	179
*	Affymetrix Inc.	35,825	137
*	Pacific Biosciences of
	California Inc.	22,345	44
*	Complete Genomics Inc.	8,141	25
			42,540
Pharmaceuticals (45.0%)
	Johnson & Johnson	1,525,766	102,882
	Pfizer Inc.	4,161,900	99,303
	Merck & Co. Inc.	1,690,492	72,776
	Abbott Laboratories	874,521	57,316
	Bristol-Myers Squibb Co.	938,784	30,989

			Market
			Value[s]
		Shares	($000)
	Eli Lilly & Co.	580,587	26,074
	Allergan Inc.	170,976	14,726
*	Watson
	Pharmaceuticals Inc.	70,733	5,754
*	Mylan Inc.	237,886	5,607
	Perrigo Co.	49,280	5,419
*	Forest Laboratories Inc.	147,722	5,125
*	Hospira Inc.	91,812	3,083
*	Endo Health Solutions Inc.	64,703	2,059
*	Questcor
	Pharmaceuticals Inc.	33,368	1,450
*	Salix Pharmaceuticals Ltd.	32,169	1,414
	Warner Chilcott plc Class A	98,190	1,337
*	Vivus Inc.	55,402	1,188
*	ViroPharma Inc.	39,193	1,043
*	Par Pharmaceutical Cos. Inc.	20,734	1,033
	Medicis Pharmaceutical Corp.
	Class A	31,858	1,006
*	Jazz Pharmaceuticals plc	19,187	873
*	Impax Laboratories Inc.	35,930	851
*	Medicines Co.	30,873	793
*	Auxilium Pharmaceuticals Inc. 26,743		623
*	Nektar Therapeutics	63,096	541
*	Akorn Inc.	36,663	507
*	Optimer Pharmaceuticals Inc. 24,603		370
*	AVANIR Pharmaceuticals Inc.	66,094	219
*	XenoPort Inc.	22,937	214
*	MAP Pharmaceuticals Inc.	15,254	205
*	Hi-Tech Pharmacal Co. Inc.	5,710	204
*	Depomed Inc.	30,344	161
*	Endocyte Inc.	14,589	140
*	Obagi Medical Products Inc.	10,355	138
*	Cadence Pharmaceuticals Inc. 31,628		125
*	Sciclone Pharmaceuticals Inc. 25,304		124
*	Corcept Therapeutics Inc.	35,369	102
*	Pozen Inc.	14,723	96
*	Pain Therapeutics Inc.	20,590	82
*	Sagent Pharmaceuticals Inc.	5,209	75
*	Ampio Pharmaceuticals Inc.	16,076	46
*	Alimera Sciences Inc.	6,015	14
			446,087
Total Common Stocks
(Cost $912,395)			992,073
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1,2	Vanguard Market
	Liquidity Fund, 0.158%
	(Cost $449)	449,241	449
Total Investments (100.0%)
(Cost $912,844)			992,522
Other Assets and Liabilities (0.0%)
Other Assets			6,287
Liabilities[2]			(6,780)
			(493)
Net Assets (100%)			992,029

Health Care Index Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	929,443
Undistributed Net Investment Income	10,924
Accumulated Net Realized Losses	(28,016)
Unrealized Appreciation (Depreciation)	79,678
Net Assets	992,029

Admiral Shares—Net Assets
Applicable to 2,780,119 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	97,799
Net Asset Value Per Share—
Admiral Shares	$35.18

ETF Shares—Net Assets
Applicable to 12,716,850 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	894,230
Net Asset Value Per Share—
ETF Shares	$70.32

s See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $12,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $19,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	17,476
Interest[1]	2
Security Lending	37
Total Income	17,515
Expenses
The Vanguard Group—Note B
Investment Advisory Services	115
Management and Administrative—
Admiral Shares	83
Management and Administrative—
ETF Shares	661
Marketing and Distribution—
Admiral Shares	15
Marketing and Distribution—
ETF Shares	205
Custodian Fees	24
Auditing Fees	28
Shareholders’ Reports—
Admiral Shares	—
Shareholders’ Reports—
ETF Shares	55
Trustees’ Fees and Expenses	1
Total Expenses	1,187
Net Investment Income	16,328
Realized Net Gain (Loss) on
Investment Securities Sold	32,362
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	107,666
Net Increase (Decrease) in Net Assets
Resulting from Operations	156,356

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,328	12,989
Realized Net Gain (Loss)	32,362	23,853
Change in Unrealized Appreciation (Depreciation)	107,666	86,151
Net Increase (Decrease) in Net Assets Resulting from Operations	156,356	122,993
Distributions
Net Investment Income
Admiral Shares	(1,286)	(1,048)
ETF Shares	(12,186)	(10,588)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(13,472)	(11,636)
Capital Share Transactions
Admiral Shares	9,409	10,635
ETF Shares	73,028	33,450
Net Increase (Decrease) from Capital Share Transactions	82,437	44,085
Total Increase (Decrease)	225,321	155,442
Net Assets
Beginning of Period	766,708	611,266
End of Period[2]	992,029	766,708

1 Interest income from an affiliated company of the fund was $2,000.
2 Net Assets—End of Period includes undistributed net investment income of $10,924,000 and $8,068,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.81	$24.87	$25.19	$28.68	$29.82
Investment Operations
Net Investment Income	.599	.533	.729[1]	.398	.345
Net Realized and Unrealized Gain (Loss)
on Investments	5.298	4.888	(.312)	(3.524)	(1.090)
Total from Investment Operations	5.897	5.421	.417	(3.126)	(.745)
Distributions
Dividends from Net Investment Income	(.527)	(.481)	(.737)	(.364)	(.395)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.527)	(.481)	(.737)	(.364)	(.395)
Net Asset Value, End of Period	$35.18	$29.81	$24.87	$25.19	$28.68

Total Return[2]	20.08%	21.90%	1.41%	–10.74%	–2.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$98	$75	$54	$111	$136
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.92%	1.74%	2.74%[1]	1.75%	1.36%
Portfolio Turnover Rate[3]	9%	9%	10%	6%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $.30 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$59.58	$49.72	$50.37	$57.36	$59.65
Investment Operations
Net Investment Income	1.197	1.057	1.483[1]	.809	.720
Net Realized and Unrealized Gain (Loss)
on Investments	10.592	9.782	(.646)	(7.045)	(2.190)
Total from Investment Operations	11.789	10.839	.837	(6.236)	(1.470)
Distributions
Dividends from Net Investment Income	(1.049)	(.979)	(1.487)	(.754)	(.820)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.049)	(.979)	(1.487)	(.754)	(.820)
Net Asset Value, End of Period	$70.32	$59.58	$49.72	$50.37	$57.36

Total Return	20.07%	21.90%	1.40%	–10.70%	–2.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$894	$692	$558	$554	$614
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.92%	1.74%	2.74%[1]	1.78%	1.41%
Portfolio Turnover Rate[2]	9%	9%	10%	6%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $.62 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $142,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Health Care Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	992,065	—	8
Temporary Cash Investments	449	—	—
Total	992,514	—	8

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $16,034,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $11,904,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $14,310,000 to offset taxable capital gains realized during the year ended August 31, 2012. At August 31, 2012, the fund had available capital losses totaling $28,117,000 to offset future net capital gains of $6,542,000 through August 31, 2018, and $21,575,000 through August 31, 2019.

At August 31, 2012, the cost of investment securities for tax purposes was $912,850,000. Net unrealized appreciation of investment securities for tax purposes was $79,672,000, consisting of unrealized gains of $123,434,000 on securities that had risen in value since their purchase and $43,762,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $232,081,000 of investment securities and sold $145,822,000 of investment securities, other than temporary cash investments. Purchases and sales include $141,821,000 and $66,834,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	20,046	610	23,041	773
Issued in Lieu of Cash Distributions	1,112	37	911	32
Redeemed[1]	(11,749)	(371)	(13,317)	(459)
Net Increase (Decrease)—Admiral Shares	9,409	276	10,635	346
ETF Shares
Issued	142,065	2,202	162,423	2,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(69,037)	(1,100)	(128,973)	(2,200)
Net Increase (Decrease)—ETF Shares	73,028	1,102	33,450	400

1 Net of redemption fees for fiscal 2012 and 2011 of $54,000 and $58,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	369	368	2,477
Median Market Cap	$23.6B	$23.6B	$34.9B
Price/Earnings Ratio	15.1x	15.1x	16.3x
Price/Book Ratio	2.5x	2.5x	2.2x
Yield[3]		2.1%	2.1%
Admiral Shares	2.0%
ETF Shares	2.0%
Return on Equity	18.0%	18.0%	18.0%
Earnings Growth Rate	5.0%	5.0%	10.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Subindustry Diversification
(% of equity exposure)
Aerospace & Defense	19.9
Air Freight & Logistics	6.2
Airlines	1.7
Building Products	1.5
Construction & Engineering	2.5
Construction & Farm Machinery &
Heavy Trucks	9.2
Diversified Support Services	1.2
Electrical Components & Equipment	6.2
Environmental & Facilities Services	2.8
Industrial Conglomerates	21.1
Industrial Machinery	11.0
Railroads	7.1
Research & Consulting Services	2.2
Trading Companies & Distributors	2.9
Trucking	1.6
Other Industrials	2.9

Ten Largest Holdings[7] (% of total net assets)
General Electric Co.	13.3%
United Technologies Corp.	4.2
3M Co.	3.7
Union Pacific Corp.	3.5
Caterpillar Inc.	3.4
United Parcel Service Inc. Class B	3.3
Boeing Co.	3.1
Honeywell International Inc.	2.6
Emerson Electric Co.	2.3
Danaher Corp.	1.9
Top Ten	41.3%

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.94
Beta	1.00	1.24

1 MSCI US IMI/Industrials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Industrials Index Fund ETF Shares
Net Asset Value	15.04%	0.00%	5.71%	$15,536
Industrials Index Fund ETF Shares
Market Price	15.10	0.05	5.72	15,546
Spliced US IMI/Industrials 25/50[2]	15.19	0.15	5.66	15,475
MSCI US IMI/2500	17.15	1.76	5.86	15,711

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Industrials Index Fund Admiral Shares	15.03%	–0.02%	1.87%	$112,434
Spliced US IMI/Industrials 25/50[2]	15.19	0.15	2.04	113,583
MSCI US IMI/2500	17.15	1.76	3.39	123,466

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; May 8, 2006, for Admiral Shares.
2 Spliced MSCI US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2012

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2012
			Cumulative
			Since
	One Year	Five Years	Inception
Industrials Index Fund ETF Shares Market Price	15.10%	0.26%	55.46%
Industrials Index Fund ETF Shares Net Asset Value	15.04	0.00	55.36
Spliced US IMI/Industrials 25/50[1]	15.19	0.74	54.75

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		–2.20%	–0.34%	5.58%
Net Asset Value		–2.17	–0.35	5.59
Admiral Shares	5/8/2006	–2.19	–0.37	1.62

1 Spliced US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.

Industrials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value[s]
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (19.9%)
	United Technologies Corp.	261,171	20,855
	Boeing Co.	214,658	15,327
	Honeywell International Inc.	223,293	13,051
	Lockheed Martin Corp.	83,262	7,589
	Precision Castparts Corp.	43,782	7,052
	General Dynamics Corp.	92,500	6,060
	Raytheon Co.	100,510	5,681
	Northrop Grumman Corp.	72,043	4,819
	Textron Inc.	84,513	2,258
	L-3 Communications
	Holdings Inc.	29,376	2,063
	Rockwell Collins Inc.	41,545	2,030
*	TransDigm Group Inc.	14,633	2,028
*	B/E Aerospace Inc.	31,385	1,264
	Triumph Group Inc.	15,051	895
*	Spirit Aerosystems
	Holdings Inc. Class A	35,811	890
*	Teledyne Technologies Inc.	10,607	684
*	Hexcel Corp.	30,019	681
*	Huntington Ingalls
	Industries Inc.	14,913	598
	Exelis Inc.	56,264	568
*	Esterline Technologies Corp.	9,256	554
	Alliant Techsystems Inc.	9,972	489
*	Moog Inc. Class A	11,769	431
	Curtiss-Wright Corp.	12,721	382
	HEICO Corp. Class A	8,929	265
*	Orbital Sciences Corp.	17,794	246
	Cubic Corp.	4,848	245
*	DigitalGlobe Inc.	11,224	233
	AAR Corp.	11,992	178
	Ceradyne Inc.	7,033	167
*	GeoEye Inc.	6,108	164
	American Science &
	Engineering Inc.	2,715	161
	HEICO Corp.	4,458	155
*	GenCorp Inc.	14,606	133
*	Aerovironment Inc.	5,281	126
	National Presto
	Industries Inc.	1,427	104
*	Taser International Inc.	17,215	92
*	Engility Holdings Inc.	4,938	91
*	Astronics Corp.	2,635	74
*	KEYW Holding Corp.	4,692	53
*	Ducommun Inc.	2,997	44
			98,780
Air Freight & Logistics (6.2%)
	United Parcel Service Inc.
	Class B	218,922	16,158
	FedEx Corp.	90,396	7,921
	C.H. Robinson
	Worldwide Inc.	49,032	2,776
	Expeditors International of
	Washington Inc.	64,046	2,345
	UTi Worldwide Inc.	31,080	427

			Market
			Value[s]
		Shares	($000)
*	Atlas Air Worldwide
	Holdings Inc.	7,974	411
*	Hub Group Inc. Class A	11,253	339
	Forward Air Corp.	8,770	295
*	Air Transport Services
	Group Inc.	16,217	75
*	Echo Global Logistics Inc.	4,244	75
*	XPO Logistics Inc.	5,050	75
*	Pacer International Inc.	10,437	43
			30,940
Airlines (1.8%)
*	Delta Air Lines Inc.	256,189	2,216
	Southwest Airlines Co.	231,477	2,069
*	United Continental
	Holdings Inc.	100,052	1,846
*	Alaska Air Group Inc.	21,417	719
*	US Airways Group Inc.	48,973	522
*	JetBlue Airways Corp.	72,558	356
*	Spirit Airlines Inc.	18,152	355
*	Allegiant Travel Co. Class A	4,600	305
	SkyWest Inc.	15,167	133
*	Hawaiian Holdings Inc.	15,005	89
*	Republic Airways
	Holdings Inc.	13,591	60
			8,670
Building Products (1.5%)
	Masco Corp.	108,710	1,539
*	Owens Corning	34,846	1,163
*	Fortune Brands Home &
	Security Inc.	43,319	1,105
	AO Smith Corp.	11,980	655
	Lennox International Inc.	13,058	620
*	USG Corp.	22,336	459
	Armstrong World
	Industries Inc.	7,098	312
	Simpson Manufacturing
	Co. Inc.	11,615	295
	Universal Forest
	Products Inc.	5,684	219
	Quanex Building
	Products Corp.	11,196	196
	Griffon Corp.	15,744	152
	Apogee Enterprises Inc.	8,685	137
*	Trex Co. Inc.	4,050	125
	AAON Inc.	5,503	101
*	Gibraltar Industries Inc.	8,664	95
*	Ameresco Inc. Class A	5,142	62
*	American Woodmark Corp.	3,003	58
			7,293
Commercial Services & Supplies (5.6%)
	Waste Management Inc.	132,532	4,583
	Republic Services Inc.
	Class A	94,994	2,627
*	Stericycle Inc.	25,655	2,348
	Cintas Corp.	35,263	1,425
	Iron Mountain Inc.	38,752	1,271
	Waste Connections Inc.	35,362	1,024
	Corrections Corp. of America	30,221	1,007

			Market
			Value[s]
		Shares	($000)
	Avery Dennison Corp.	31,249	976
*	Copart Inc.	32,517	868
	Pitney Bowes Inc.	60,345	806
*	Clean Harbors Inc.	14,425	785
	Covanta Holding Corp.	36,991	632
	RR Donnelley & Sons Co.	54,355	597
*	Portfolio Recovery
	Associates Inc.	5,179	520
*	Tetra Tech Inc.	19,072	495
	Geo Group Inc.	18,524	487
	Rollins Inc.	19,963	465
	Deluxe Corp.	15,327	435
	Healthcare Services
	Group Inc.	19,246	407
	HNI Corp.	13,730	381
	Herman Miller Inc.	17,691	346
	Mine Safety Appliances Co.	9,456	330
	ABM Industries Inc.	16,240	328
	Brink’s Co.	14,192	316
	UniFirst Corp.	4,534	288
	United Stationers Inc.	11,650	282
	Interface Inc. Class A	18,727	257
	Steelcase Inc. Class A	24,483	237
*	ACCO Brands Corp.	34,372	226
*	KAR Auction Services Inc.	12,323	216
	Knoll Inc.	14,552	212
*	Mobile Mini Inc.	11,868	203
*	Encore Capital Group Inc.	6,787	190
	McGrath RentCorp	7,187	181
	G&K Services Inc. Class A	5,724	180
*	Team Inc.	5,680	178
*	Sykes Enterprises Inc.	11,874	160
	Quad/Graphics Inc.	7,330	134
*	InnerWorkings Inc.	10,913	131
	Viad Corp.	6,055	124
	Ennis Inc.	7,724	113
*	Standard Parking Corp.	4,759	110
	US Ecology Inc.	5,419	102
	Kimball International Inc.
	Class B	7,712	87
*	Consolidated Graphics Inc.	2,752	74
	Multi-Color Corp.	3,590	73
*	EnerNOC Inc.	7,038	69
	Schawk Inc. Class A	4,558	59
*	Swisher Hygiene Inc.	33,557	59
*	EnergySolutions Inc.	23,612	58
*	American Reprographics Co.	11,738	47
*	TMS International Corp.
	Class A	3,857	39
*	Cenveo Inc.	16,683	33
*	Metalico Inc.	12,615	29
			27,610
Construction & Engineering (2.5%)
	Fluor Corp.	51,036	2,628
*	Jacobs Engineering
	Group Inc.	38,936	1,540
*	Quanta Services Inc.	63,057	1,513
	KBR Inc.	44,710	1,211
*	Shaw Group Inc.	19,877	836
	URS Corp.	22,835	831
*	Foster Wheeler AG	32,546	713
*	AECOM Technology Corp.	30,640	594
	EMCOR Group Inc.	20,117	556
*	MasTec Inc.	18,250	333
	Granite Construction Inc.	11,162	308
*	Aegion Corp. Class A	11,765	230
*	Dycom Industries Inc.	10,010	145
*	MYR Group Inc.	6,244	127
	Great Lakes Dredge &
	Dock Corp.	17,203	126
*	Layne Christensen Co.	6,061	118

Industrials Index Fund

			Market
			Value[s]
		Shares	($000)
	Comfort Systems USA Inc.	11,223	116
*	Tutor Perini Corp.	10,603	112
	Primoris Services Corp.	8,343	103
*	Northwest Pipe Co.	2,762	70
*	Michael Baker Corp.	2,676	64
*	Orion Marine Group Inc.	7,985	61
*	Pike Electric Corp.	6,228	55
*	Furmanite Corp.	11,088	54
*	Sterling
	Construction Co. Inc.	4,644	45
			12,489
Electrical Equipment (6.5%)
	Emerson Electric Co.	221,298	11,224
	Cooper Industries plc	47,994	3,511
	Rockwell Automation Inc.	43,036	3,101
	Roper Industries Inc.	29,379	3,020
	AMETEK Inc.	72,700	2,494
	Hubbell Inc. Class B	15,697	1,269
	Acuity Brands Inc.	12,800	821
	Regal-Beloit Corp.	11,944	813
*	Sensata Technologies
	Holding NV	26,649	800
*	Babcock & Wilcox Co.	32,118	792
*	EnerSys Inc.	14,426	537
	Belden Inc.	13,884	474
*,^	Polypore International Inc.	14,045	455
	Brady Corp. Class A	14,728	414
*	General Cable Corp.	15,062	408
*	GrafTech International Ltd.	37,129	348
	Franklin Electric Co. Inc.	6,018	326
*	II-VI Inc.	16,153	300
	AZZ Inc.	7,616	242
	Generac Holdings Inc.	8,282	179
	Encore Wire Corp.	5,713	162
*	Powell Industries Inc.	2,889	110
	Global Power Equipment
	Group Inc.	5,183	101
*	Thermon Group
	Holdings Inc.	4,020	92
*	Capstone Turbine Corp.	90,011	90
*	American Superconductor
	Corp.	12,314	46
	Preformed Line
	Products Co.	706	42
*	Vicor Corp.	6,207	37
*,^	A123 Systems Inc.	35,180	9
			32,217
Industrial Conglomerates (20.9%)
	General Electric Co.	3,196,141	66,192
	3M Co.	198,846	18,413
	Danaher Corp.	177,646	9,517
	Tyco International Ltd.	139,655	7,874
	Carlisle Cos. Inc.	18,761	982
	Raven Industries Inc.	10,344	314
*	Seaboard Corp.	109	228
	Standex International Corp.	3,819	170
			103,690
Machinery (20.2%)
	Caterpillar Inc.	196,831	16,796
	Deere & Co.	113,999	8,562
	Illinois Tool Works Inc.	129,626	7,686
	Cummins Inc.	55,053	5,346
	Eaton Corp.	96,732	4,326
	Ingersoll-Rand plc	90,074	4,212
	PACCAR Inc.	102,314	4,083
	Parker Hannifin Corp.	45,547	3,643
	Stanley Black & Decker Inc.	48,952	3,220
	Dover Corp.	55,359	3,200
	Flowserve Corp.	16,497	2,106

			Market
			Value[s]
		Shares	($000)
	Pall Corp.	34,949	1,940
	Joy Global Inc.	31,908	1,703
	Donaldson Co. Inc.	42,644	1,505
	Xylem Inc.	56,003	1,360
	Pentair Inc.	29,913	1,271
*	AGCO Corp.	29,357	1,236
	Snap-on Inc.	17,599	1,222
*	WABCO Holdings Inc.	19,434	1,141
	Wabtec Corp.	14,505	1,133
	IDEX Corp.	25,311	1,009
	Timken Co.	25,093	1,008
	Lincoln Electric Holdings Inc.	24,034	991
	Nordson Corp.	16,612	977
	SPX Corp.	15,273	976
	Valmont Industries Inc.	7,201	913
	Gardner Denver Inc.	15,099	910
	Graco Inc.	18,227	900
	Kennametal Inc.	24,089	887
*	Terex Corp.	33,289	735
	CLARCOR Inc.	15,182	731
	Robbins & Myers Inc.	11,915	713
	Trinity Industries Inc.	24,225	687
	Toro Co.	18,163	676
	Woodward Inc.	18,767	656
*	Middleby Corp.	5,647	650
*	Oshkosh Corp.	24,885	631
*	Chart Industries Inc.	9,016	629
*	Colfax Corp.	16,968	558
	Actuant Corp. Class A	19,554	550
	Crane Co.	14,187	539
	ITT Corp.	26,439	526
	Harsco Corp.	24,385	497
	Manitowoc Co. Inc.	38,037	490
	Mueller Industries Inc.	8,686	374
	Barnes Group Inc.	14,049	333
	Watts Water Technologies
	Inc. Class A	8,550	313
*	RBC Bearings Inc.	6,644	306
*	Navistar International Corp.	13,625	299
	ESCO Technologies Inc.	8,039	285
	Briggs & Stratton Corp.	15,111	262
	Titan International Inc.	12,202	255
	Lindsay Corp.	3,838	251
*	EnPro Industries Inc.	6,252	235
*	Trimas Corp.	10,734	231
	Kaydon Corp.	9,672	215
	Tennant Co.	5,094	214
	Mueller Water Products Inc.
	Class A	47,681	183
*	Blount International Inc.	13,855	178
*	Astec Industries Inc.	5,867	172
	Albany International Corp.	7,984	169
	NACCO Industries Inc.
	Class A	1,517	161
	CIRCOR International Inc.	4,755	151
	Altra Holdings Inc.	7,994	147
	Sun Hydraulics Corp.	6,255	145
	Sauer-Danfoss Inc.	3,714	142
	John Bean
	Technologies Corp.	8,800	140
*	Wabash National Corp.	20,247	135
	Cascade Corp.	2,650	130
*	Meritor Inc.	27,279	122
	Gorman-Rupp Co.	4,388	121
*	Federal Signal Corp.	18,514	111
*	Greenbrier Cos. Inc.	7,499	108
	Douglas Dynamics Inc.	6,577	92
	LB Foster Co. Class A	2,852	92
*	Kadant Inc.	3,609	82

			Market
			Value[s]
		Shares	($000)
*	American Railcar
	Industries Inc.	2,873	82
*	Columbus McKinnon Corp.	5,390	80
*	Commercial Vehicle
	Group Inc.	7,702	65
	Dynamic Materials Corp.	4,002	65
	FreightCar America Inc.	3,527	63
	Alamo Group Inc.	2,135	62
*	Accuride Corp.	12,005	60
	Twin Disc Inc.	2,534	47
	Ampco-Pittsburgh Corp.	2,314	39
*	PMFG Inc.	4,750	34
*	Tecumseh Products Co.
	Class A	4,015	21
			100,302
Marine (0.2%)
*	Kirby Corp.	15,182	799
	Matson Inc.	12,716	289
*	Genco Shipping &
	Trading Ltd.	9,674	28
	Baltic Trading Ltd.	4,909	15
*	Eagle Bulk Shipping Inc.	4,594	13
			1,144
Professional Services (3.0%)
*	Verisk Analytics Inc. Class A	42,563	2,065
*	IHS Inc. Class A	16,888	1,926
	Equifax Inc.	36,299	1,662
	Dun & Bradstreet Corp.	14,409	1,166
	Robert Half International Inc.	40,957	1,077
*	Nielsen Holdings NV	38,115	1,069
	Towers Watson & Co.
	Class A	17,809	967
	Manpower Inc.	24,206	898
	Corporate Executive
	Board Co.	10,072	469
*	Advisory Board Co.	10,346	459
*	Acacia Research Corp.	14,987	395
*	FTI Consulting Inc.	12,619	328
*	Huron Consulting Group Inc.	6,913	223
*	Exponent Inc.	4,094	213
*	Korn/Ferry International	14,262	204
*	TrueBlue Inc.	12,182	189
*	On Assignment Inc.	11,275	186
*	Navigant Consulting Inc.	15,624	173
	Insperity Inc.	6,751	165
	Resources Connection Inc.	12,836	144
*	ICF International Inc.	6,038	133
*	Mistras Group Inc.	5,003	109
*	Kforce Inc.	9,061	106
	Kelly Services Inc. Class A	8,506	105
*	CBIZ Inc.	12,855	71
	CDI Corp.	4,198	69
*	RPX Corp.	5,126	60
	Heidrick & Struggles
	International Inc.	4,804	59
*	CRA International Inc.	3,201	51
*	Pendrell Corp.	30,822	37
*	Dolan Co.	8,577	31
*	Hill International Inc.	7,534	29
			14,838
Road & Rail (8.7%)
	Union Pacific Corp.	144,417	17,538
	Norfolk Southern Corp.	98,294	7,122
	CSX Corp.	313,554	7,042
	Kansas City Southern	33,202	2,568
	JB Hunt Transport
	Services Inc.	28,283	1,483
*	Hertz Global Holdings Inc.	82,267	1,167

Industrials Index Fund

			Market
			Value[s]
		Shares	($000)
*	Genesee & Wyoming Inc.
	Class A	12,245	778
*	Dollar Thrifty Automotive
	Group Inc.	8,501	741
	Landstar System Inc.	14,213	672
	Ryder System Inc.	15,495	620
*	Old Dominion Freight Line Inc.	13,013	583
*	Avis Budget Group Inc.	32,101	527
	Con-way Inc.	16,919	513
	Werner Enterprises Inc.	13,163	293
	Knight Transportation Inc.	18,164	260
	Amerco Inc.	2,381	222
*	Swift Transportation Co.	26,245	214
	Heartland Express Inc.	15,469	201
*	RailAmerica Inc.	6,036	165
	Celadon Group Inc.	6,674	110
*	Saia Inc.	4,760	103
	Marten Transport Ltd.	4,913	87
*	Roadrunner Transportation
	Systems Inc.	4,325	76
	Arkansas Best Corp.	7,205	66
*	Zipcar Inc.	7,631	60
*	Patriot Transportation
	Holding Inc.	1,808	46
			43,257
Trading Companies & Distributors (2.9%)
	WW Grainger Inc.	17,986	3,704
	Fastenal Co.	84,669	3,648
	MSC Industrial Direct Co.
	Inc. Class A	14,251	988
*	United Rentals Inc.	24,041	777
*	WESCO International Inc.	13,128	758
	Watsco Inc.	8,055	608
	GATX Corp.	13,401	552
	Applied Industrial
	Technologies Inc.	11,452	466
*	Air Lease Corp.	22,412	462

			Market
			Value[s]
		Shares	($000)
*	Beacon Roofing Supply Inc.	14,197	399
	TAL International Group Inc.	9,098	309
*	Interline Brands Inc.	9,606	245
	Aircastle Ltd.	21,014	240
	Kaman Corp.	7,220	237
*	H&E Equipment Services Inc.	8,908	158
*	Rush Enterprises Inc.
	Class A	8,333	142
*	DXP Enterprises Inc.	2,941	136
*	Titan Machinery Inc.	5,277	122
*	CAI International Inc.	3,435	68
	SeaCube Container
	Leasing Ltd.	3,292	63
	Houston Wire & Cable Co.	5,024	55
			14,137
Transportation Infrastructure (0.1%)
	Macquarie Infrastructure
	Co. LLC	11,916	504
*	Wesco Aircraft Holdings Inc.	6,404	89
			593
Total Common Stocks
(Cost $518,352)			495,960
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1,2	Vanguard Market
	Liquidity Fund, 0.158%
	(Cost $99)	99,402	99
Total Investments (100.0%)
(Cost $518,451)			496,059
Other Assets and Liabilities (0.0%)
Other Assets			2,497
Liabilities[2]			(2,368)
			129
Net Assets (100%)			496,188

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	536,655
Undistributed Net Investment Income	6,137
Accumulated Net Realized Losses	(24,212)
Unrealized Appreciation (Depreciation)	(22,392)
Net Assets	496,188

Admiral Shares—Net Assets
Applicable to 393,106 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,696
Net Asset Value Per Share—
Admiral Shares	$34.84

ETF Shares—Net Assets
Applicable to 7,114,450 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	482,492
Net Asset Value Per Share—
ETF Shares	$67.82

s See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $85,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $99,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	10,213
Security Lending	15
Total Income	10,228
Expenses
The Vanguard Group—Note B
Investment Advisory Services	68
Management and Administrative—
Admiral Shares	13
Management and Administrative—
ETF Shares	368
Marketing and Distribution—
Admiral Shares	4
Marketing and Distribution—
ETF Shares	138
Custodian Fees	25
Auditing Fees	28
Shareholders’ Reports—
Admiral Shares	—
Shareholders’ Reports—
ETF Shares	27
Total Expenses	671
Net Investment Income	9,557
Realized Net Gain (Loss) on
Investment Securities Sold	8,988
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	45,835
Net Increase (Decrease) in Net Assets
Resulting from Operations	64,380

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,557	7,993
Realized Net Gain (Loss)	8,988	16,274
Change in Unrealized Appreciation (Depreciation)	45,835	15,673
Net Increase (Decrease) in Net Assets Resulting from Operations	64,380	39,940
Distributions
Net Investment Income
Admiral Shares	(279)	(137)
ETF Shares	(8,530)	(5,705)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(8,809)	(5,842)
Capital Share Transactions
Admiral Shares	(2,231)	7,281
ETF Shares	(22,863)	122,759
Net Increase (Decrease) from Capital Share Transactions	(25,094)	130,040
Total Increase (Decrease)	30,477	164,138
Net Assets
Beginning of Period	465,711	301,573
End of Period[1]	496,188	465,711

1 Net Assets—End of Period includes undistributed net investment income of $6,137,000 and $5,389,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$30.89	$26.57	$23.85	$34.20	$37.94
Investment Operations
Net Investment Income	.699	.511	.446[1]	.635	.576[1]
Net Realized and Unrealized Gain (Loss)
on Investments	3.878	4.248	2.619	(10.428)	(3.816)
Total from Investment Operations	4.577	4.759	3.065	(9.793)	(3.240)
Distributions
Dividends from Net Investment Income	(.627)	(.439)	(.345)	(.557)	(.500)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.627)	(.439)	(.345)	(.557)	(.500)
Net Asset Value, End of Period	$34.84	$30.89	$26.57	$23.85	$34.20

Total Return[2]	15.03%	17.79%	12.85%	–28.44%	–8.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14	$14	$7	$6	$11
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.99%	1.66%	1.69%	2.71%	1.63%
Portfolio Turnover Rate[3]	6%	5%	10%	8%	7%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$60.12	$51.71	$46.45	$66.65	$73.94
Investment Operations
Net Investment Income	1.360	.992	.910[1]	1.253	1.157[1]
Net Realized and Unrealized Gain (Loss)
on Investments	7.557	8.269	5.065	(20.342)	(7.466)
Total from Investment Operations	8.917	9.261	5.975	(19.089)	(6.309)
Distributions
Dividends from Net Investment Income	(1.217)	(.851)	(.715)	(1.111)	(.981)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.217)	(.851)	(.715)	(1.111)	(.981)
Net Asset Value, End of Period	$67.82	$60.12	$51.71	$46.45	$66.65

Total Return	15.04%	17.79%	12.85%	–28.41%	–8.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$482	$451	$295	$186	$347
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.99%	1.66%	1.69%	2.74%	1.68%
Portfolio Turnover Rate[2]	6%	5%	10%	8%	7%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $72,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Industrials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $6,725,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $6,493,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $24,212,000 to offset future net capital gains. Of this amount, $23,825,000 is subject to expiration dates; $18,000 may be used to offset future net capital gains through August 31, 2014, $283,000 through August 31, 2015, $552,000 through August 31, 2016, $4,696,000 through August 31, 2017, $13,144,000 through August 31, 2018, and $5,132,000 through August 31, 2019. Capital losses of $387,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2012, the cost of investment securities for tax purposes was $518,451,000. Net unrealized depreciation of investment securities for tax purposes was $22,392,000, consisting of unrealized gains of $37,510,000 on securities that had risen in value since their purchase and $59,902,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $55,792,000 of investment securities and sold $80,963,000 of investment securities, other than temporary cash investments. Purchases and sales include $26,137,000 and $49,300,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	2,574	77	10,577	311
Issued in Lieu of Cash Distributions	224	7	106	3
Redeemed[1]	(5,029)	(152)	(3,402)	(102)
Net Increase (Decrease)—Admiral Shares	(2,231)	(68)	7,281	212
ETF Shares
Issued	26,506	405	212,539	3,206
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(49,369)	(800)	(89,780)	(1,400)
Net Increase (Decrease)—ETF Shares	(22,863)	(395)	122,759	1,806

1 Net of redemption fees for fiscal 2012 and 2011 of $9,000 and $30,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	415	414	2,477
Median Market Cap	$105.4B	$105.4B	$34.9B
Price/Earnings Ratio	16.2x	16.2x	16.3x
Price/Book Ratio	3.2x	3.2x	2.2x
Yield[3]		1.1%	2.1%
Admiral Shares	1.3%
ETF Shares	1.3%
Return on Equity	26.8%	26.8%	18.0%
Earnings Growth Rate	27.7%	27.7%	10.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	6%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Subindustry Diversification
(% of equity exposure)
Application Software	5.2%
Communications Equipment	9.2
Computer Hardware	22.5
Computer Storage & Peripherals	3.6
Data Processing & Outsourced Services	7.7
Electronic Components	1.2
Electronic Manufacturing Services	1.4
Internet Software & Services	10.9
IT Consulting & Other Services	10.1
Semiconductor Equipment	1.6
Semiconductors	10.4
Systems Software	14.2
Other Information Technology	2.0

Ten Largest Holdings[7] (% of total net assets)
Apple Inc.	20.7%
Microsoft Corp.	7.7
International Business Machines Corp.	7.1
Google Inc. Class A	5.9
Oracle Corp.	4.2
Intel Corp.	4.1
QUALCOMM Inc.	3.5
Cisco Systems Inc.	3.4
Visa Inc. Class A	2.2
EMC Corp.	1.8
Top Ten	60.6%

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.89
Beta	1.00	1.11

1 MSCI US IMI/Information Technology 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Information Technology Index Fund
ETF Shares Net Asset Value	23.65%	5.05%	4.81%	$14,970
Information Technology Index Fund
ETF Shares Market Price	23.68	5.06	4.81	14,977
Spliced US IMI/Information Technology 25/50[2]	23.86	5.23	5.00	15,210
MSCI US IMI/2500	17.15	1.76	5.03	15,252

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Information Technology Index Fund Admiral Shares	23.63%	5.03%	6.23%	$166,434
Spliced US IMI/Information Technology 25/50[2]	23.86	5.23	6.44	169,318
MSCI US IMI/2500	17.15	1.76	5.60	158,308

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; March 25, 2004, for Admiral Shares.
2 Spliced US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2012

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2012
			Cumulative
			Since
	One Year	Five Years	Inception
Information Technology Index Fund ETF Shares Market Price	23.68%	28.01%	49.77%
Information Technology Index Fund ETF Shares Net Asset Value	23.65	27.94	49.70
Spliced US IMI/Information Technology 25/50[1]	23.86	29.05	52.10

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		9.41%	4.26%	4.23%
Net Asset Value		9.53	4.27	4.24
Admiral Shares	3/25/2004	9.55	4.25	5.67

1 Spliced US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.

Information Technology Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value[s]
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (9.2%)
	QUALCOMM Inc.	1,497,822	92,056
	Cisco Systems Inc.	4,681,198	89,317
	Motorola Solutions Inc.	229,600	10,943
*	Juniper Networks Inc.	462,698	8,069
*	F5 Networks Inc.	69,394	6,765
	Harris Corp.	99,781	4,693
*	Riverbed Technology Inc.	131,042	2,620
*	JDS Uniphase Corp.	205,775	2,303
*	Brocade Communications
	Systems Inc.	373,507	2,166
*	Aruba Networks Inc.	97,772	1,921
*	Polycom Inc.	155,045	1,616
*	ViaSat Inc.	35,477	1,373
*	Arris Group Inc.	100,310	1,367
	Plantronics Inc.	37,838	1,349
	InterDigital Inc.	39,370	1,329
*	NETGEAR Inc.	33,137	1,212
*	Ciena Corp.	86,006	1,176
*	Finisar Corp.	79,245	1,089
	Tellabs Inc.	303,944	1,079
	ADTRAN Inc.	52,952	1,074
*	Acme Packet Inc.	50,527	965
*	EchoStar Corp. Class A	32,218	870
	Loral Space &
	Communications Inc.	8,326	611
*	Infinera Corp.	96,337	547
*	Ixia	36,732	545
*	Emulex Corp.	75,006	514
	Comtech
	Telecommunications Corp.	16,518	464
*	Harmonic Inc.	100,861	461
	Black Box Corp.	15,336	399
*	Procera Networks Inc.	16,777	355
*	Sonus Networks Inc.	182,185	352
*	Sycamore Networks Inc.	18,916	280
*	Extreme Networks	71,076	253
*	Oplink Communications Inc.	14,799	238
*	Digi International Inc.	22,839	236
*	Symmetricom Inc.	36,609	225
*	Globecomm Systems Inc.	18,365	219
*	Anaren Inc.	10,873	214
*	Oclaro Inc.	66,512	171
	Bel Fuse Inc. Class B	7,926	154
*	ShoreTel Inc.	38,540	154
*	Calix Inc.	27,194	144
*	Aviat Networks Inc.	54,184	124
*	Mitel Networks Corp.	19,266	54
			242,066
Computers & Peripherals (26.2%)
	Apple Inc.	817,087	543,559
*	EMC Corp.	1,834,434	48,227
	Hewlett-Packard Co.	1,727,452	29,159
*	Dell Inc.	1,298,779	13,754
*	NetApp Inc.	317,195	10,950
	Seagate Technology plc	334,276	10,700
*	SanDisk Corp.	212,921	8,777
*	Western Digital Corp.	204,446	8,550

			Market
			Value[s]
		Shares	($000)
*	NCR Corp.	138,457	3,100
*,^	3D Systems Corp.	43,337	1,894
	Diebold Inc.	52,266	1,703
	Lexmark International Inc.
	Class A	61,719	1,340
*	Fusion-io Inc.	44,874	1,257
*	Stratasys Inc.	18,517	1,197
*	QLogic Corp.	86,334	1,051
*	Synaptics Inc.	29,559	899
*	Electronics for Imaging Inc.	40,021	618
*	Super Micro Computer Inc.	26,617	328
*	Quantum Corp.	204,250	327
*	Cray Inc.	27,776	317
*	OCZ Technology Group Inc.	54,523	309
*	STEC Inc.	33,517	248
*	Intermec Inc.	41,742	247
*	Silicon Graphics
	International Corp.	27,620	236
*	Avid Technology Inc.	25,132	232
*	Imation Corp.	26,176	149
*	Intevac Inc.	20,735	129
*	Novatel Wireless Inc.	27,267	55
			689,312
Electronic Equipment, Instruments &
Components (3.8%)
	Corning Inc.	1,325,743	15,896
	TE Connectivity Ltd.	373,757	13,145
	Amphenol Corp. Class A	141,527	8,615
*	Trimble Navigation Ltd.	109,334	5,363
*	Avnet Inc.	127,152	4,095
*	Flextronics
	International Ltd.	589,834	3,970
	Jabil Circuit Inc.	162,433	3,700
*	Arrow Electronics Inc.	97,980	3,552
	FLIR Systems Inc.	134,677	2,667
	National Instruments Corp.	84,335	2,172
*	Ingram Micro Inc.	133,144	2,033
*	IPG Photonics Corp.	29,028	1,785
	FEI Co.	31,622	1,698
*	Tech Data Corp.	34,739	1,688
	Molex Inc.	58,711	1,559
*	Itron Inc.	35,243	1,528
	Anixter International Inc.	24,579	1,478
*	Universal Display Corp.	36,331	1,467
*	Dolby Laboratories Inc.
	Class A	43,394	1,440
	Molex Inc. Class A	63,478	1,409
	Cognex Corp.	35,696	1,288
*	OSI Systems Inc.	16,422	1,217
*	Vishay Intertechnology Inc.	126,362	1,208
	Littelfuse Inc.	20,267	1,039
*	Coherent Inc.	20,603	970
*	Plexus Corp.	30,346	907
*	Benchmark Electronics Inc.	50,664	813
*	SYNNEX Corp.	22,727	785
*	ScanSource Inc.	23,801	720
	MTS Systems Corp.	13,917	707
*	Insight Enterprises Inc.	38,476	691
*	Sanmina-SCI Corp.	71,484	618

			Market
			Value[s]
		Shares	($000)
*	FARO Technologies Inc.	14,770	583
*	Rogers Corp.	14,081	560
*	Power-One Inc.	91,040	559
*	Brightpoint Inc.	60,730	545
*	Rofin-Sinar Technologies Inc.	24,818	539
*	TTM Technologies Inc.	46,058	488
	AVX Corp.	44,367	454
	Park Electrochemical Corp.	17,229	448
	Badger Meter Inc.	12,529	425
*	Measurement Specialties Inc. 12,510		406
*	Newport Corp.	32,676	406
*	DTS Inc.	16,469	370
*	InvenSense Inc.	28,313	356
*	RealD Inc.	35,645	353
	Daktronics Inc.	33,248	318
	Electro Scientific
	Industries Inc.	25,240	309
	Methode Electronics Inc.	32,654	307
*	Checkpoint Systems Inc.	35,044	280
	Electro Rent Corp.	15,921	272
	CTS Corp.	27,162	267
*	Mercury Computer
	Systems Inc.	26,738	261
*	Fabrinet	19,525	234
*	GSI Group Inc.	22,674	204
*	Multi-Fineline Electronix Inc.	8,191	201
*	Kemet Corp.	38,905	181
*	Maxwell Technologies Inc.	23,274	177
*	Aeroflex Holding Corp.	17,750	126
*	Agilysys Inc.	12,938	107
*	Echelon Corp.	30,382	101
*	Viasystems Group Inc.	4,776	73
			100,133
Internet Software & Services (10.9%)
*	Google Inc. Class A	227,183	155,641
*	eBay Inc.	1,015,285	48,196
*	Yahoo! Inc.	1,011,471	14,818
*	Equinix Inc.	41,901	8,282
*	Facebook Inc. Class A	389,800	7,048
*	VeriSign Inc.	137,966	6,578
*	Akamai Technologies Inc.	156,576	5,873
*	Rackspace Hosting Inc.	94,330	5,658
*	LinkedIn Corp. Class A	52,704	5,655
	IAC/InterActiveCorp	66,404	3,442
*	AOL Inc.	81,640	2,749
	MercadoLibre Inc.	29,098	2,316
*	CoStar Group Inc.	23,039	1,872
	j2 Global Inc.	38,364	1,131
*	ValueClick Inc.	66,480	1,081
*	Liquidity Services Inc.	20,451	1,071
*	DealerTrack Holdings Inc.	36,702	1,016
*,^	VistaPrint NV	27,585	995
	NIC Inc.	53,303	769
*	Ancestry.com Inc.	24,186	752
*	Monster Worldwide Inc.	107,707	751
*	LivePerson Inc.	43,283	714
*	OpenTable Inc.	15,767	669
*	WebMD Health Corp.	44,419	664
	EarthLink Inc.	92,961	621
*	Bankrate Inc.	35,101	603
*	Cornerstone OnDemand Inc.	21,748	583
*	Web.com Group Inc.	33,985	566
*	Digital River Inc.	32,125	535
*	Constant Contact Inc.	26,359	515
*	Blucora Inc.	32,448	500
*	LogMeIn Inc.	18,217	400
*	comScore Inc.	28,079	397
	United Online Inc.	77,927	388
*	Active Network Inc.	33,290	375
*	Dice Holdings Inc.	42,645	340
*	Vocus Inc.	16,769	326

Information Technology Index Fund

			Market
			Value[s]
		Shares	($000)
*	Internap Network
	Services Corp.	43,604	314
*	SciQuest Inc.	16,484	278
*	Perficient Inc.	25,607	274
*	Stamps.com Inc.	12,281	272
*	Demand Media Inc.	25,043	254
*	QuinStreet Inc.	27,583	236
*	Move Inc.	28,845	224
*	Angie’s List Inc.	22,650	217
*	XO Group Inc.	24,086	191
	Keynote Systems Inc.	13,883	182
*	Envestnet Inc.	15,277	176
*	IntraLinks Holdings Inc.	32,182	174
*	RealNetworks Inc.	19,820	157
*	Travelzoo Inc.	6,947	157
*	Responsys Inc.	16,342	157
*	Limelight Networks Inc.	57,563	133
*	KIT Digital Inc.	37,887	123
*	TechTarget Inc.	13,448	76
	Marchex Inc. Class B	19,659	67
*	Carbonite Inc.	6,597	50
			287,602
IT Services (17.8%)
	International Business
	Machines Corp.	957,574	186,583
	Visa Inc. Class A	461,325	59,165
	Mastercard Inc. Class A	95,325	40,313
	Accenture plc Class A	562,992	34,680
	Automatic Data
	Processing Inc.	427,247	24,815
*	Cognizant Technology
	Solutions Corp. Class A	266,090	17,104
*	Teradata Corp.	147,453	11,263
	Paychex Inc.	285,658	9,501
	Western Union Co.	535,479	9,430
*	Fiserv Inc.	119,165	8,498
	Fidelity National
	Information Services Inc.	206,085	6,492
*	Alliance Data Systems Corp.	44,071	6,066
	Computer Sciences Corp.	135,775	4,373
*	Gartner Inc.	81,691	4,035
*	VeriFone Systems Inc.	94,130	3,270
	Total System Services Inc.	140,310	3,252
	SAIC Inc.	238,860	2,917
	Global Payments Inc.	68,467	2,852
	Jack Henry & Associates Inc.	72,488	2,679
	Broadridge Financial
	Solutions Inc.	108,801	2,576
*	NeuStar Inc. Class A	59,095	2,220
*	Wright Express Corp.	32,217	2,121
	Lender Processing
	Services Inc.	74,040	2,078
*	CoreLogic Inc.	74,560	1,834
*	FleetCor Technologies Inc.	39,935	1,724
	MAXIMUS Inc.	29,577	1,609
	Convergys Corp.	101,501	1,574
	DST Systems Inc.	29,493	1,501
*	CACI International Inc.
	Class A	22,013	1,175
*	Acxiom Corp.	68,484	1,168
	Heartland Payment
	Systems Inc.	34,231	1,040
*	Cardtronics Inc.	36,537	1,032
*	Sapient Corp.	98,139	992
	Syntel Inc.	14,566	849
*	Unisys Corp.	36,005	761
*	Euronet Worldwide Inc.	39,693	705
*	CSG Systems
	International Inc.	29,327	622
*	ExlService Holdings Inc.	21,105	544

			Market
			Value[s]
		Shares	($000)
	Booz Allen Hamilton
	Holding Corp.	27,909	512
	Mantech
	International Corp.
	Class A	20,778	465
*	iGATE Corp.	27,217	439
*	Global Cash Access
	Holdings Inc.	53,686	412
	Forrester Research Inc.	13,931	408
*	TeleTech Holdings Inc.	21,959	363
*	ServiceSource
	International Inc.	35,830	332
*	TNS Inc.	21,588	315
	Cass Information
	Systems Inc.	7,733	310
*	Higher One Holdings Inc.	24,506	302
*	Virtusa Corp.	16,819	284
*	MoneyGram
	International Inc.	15,286	244
*	CIBER Inc.	60,244	209
*	ModusLink Global
	Solutions Inc.	37,262	114
*	NCI Inc. Class A	7,244	53
			468,175
Office Electronics (0.4%)
	Xerox Corp.	1,177,499	8,678
*	Zebra Technologies Corp.	45,485	1,696
			10,374
Semiconductors & Semiconductor
Equipment (12.0%)
	Intel Corp.	4,396,338	109,161
	Texas Instruments Inc.	999,662	29,030
	Broadcom Corp. Class A	435,160	15,461
	Applied Materials Inc.	1,119,734	13,090
	Altera Corp.	282,154	10,533
	Analog Devices Inc.	260,776	10,363
	Xilinx Inc.	230,563	7,818
*	NVIDIA Corp.	540,609	7,585
	KLA-Tencor Corp.	146,336	7,508
	Avago Technologies Ltd.	202,852	7,418
	Maxim Integrated
	Products Inc.	255,389	6,931
	Linear Technology Corp.	201,124	6,642
*	Lam Research Corp.	178,113	6,079
	Microchip Technology Inc.	169,217	5,880
*	Micron Technology Inc.	864,583	5,369
*	Skyworks Solutions Inc.	165,732	5,048
	Marvell Technology
	Group Ltd.	418,331	4,259
*	LSI Corp.	495,518	3,860
*	Cree Inc.	96,322	2,716
*	Teradyne Inc.	163,304	2,551
*	ON Semiconductor Corp.	395,481	2,464
*	Cirrus Logic Inc.	56,175	2,341
*	Atmel Corp.	387,601	2,298
*	Advanced Micro
	Devices Inc.	519,990	1,934
*	Fairchild Semiconductor
	International Inc. Class A	111,465	1,618
*	Microsemi Corp.	77,639	1,546
	Cypress
	Semiconductor Corp.	128,644	1,494
*	Cymer Inc.	25,625	1,453
*	Semtech Corp.	56,996	1,398
*	Cavium Inc.	43,122	1,393
*	Silicon Laboratories Inc.	35,594	1,361
*	Hittite Microwave Corp.	24,750	1,296
	MKS Instruments Inc.	45,773	1,241
*	PMC - Sierra Inc.	202,503	1,185
*	Veeco Instruments Inc.	33,985	1,166
*	International Rectifier Corp.	60,621	1,055

			Market
			Value[s]
		Shares	($000)
*,^	First Solar Inc.	52,744	1,054
*	Entegris Inc.	119,094	1,047
	Intersil Corp. Class A	110,681	977
*	RF Micro Devices Inc.	240,443	902
	Power Integrations Inc.	24,796	859
*	TriQuint Semiconductor Inc.	145,955	811
*	Ultratech Inc.	22,730	750
*	OmniVision
	Technologies Inc.	45,502	739
	Tessera Technologies Inc.	45,443	694
	Cabot
	Microelectronics Corp.	20,654	687
*	Integrated Device
	Technology Inc.	124,216	661
*	Kulicke & Soffa
	Industries Inc.	57,542	652
*	GT Advanced
	Technologies Inc.	103,742	602
*	Spansion Inc. Class A	52,306	598
*	Diodes Inc.	32,006	592
*	Monolithic Power
	Systems Inc.	26,814	578
*	MEMC Electronic
	Materials Inc.	202,739	543
*	Volterra Semiconductor
	Corp.	22,232	530
*	ATMI Inc.	27,888	527
	Brooks Automation Inc.	57,439	460
	Micrel Inc.	46,033	458
*	Freescale
	Semiconductor Ltd.	43,235	433
*	Advanced Energy
	Industries Inc.	32,934	421
*	Lattice
	Semiconductor Corp.	103,286	402
*	Entropic
	Communications Inc.	72,912	396
*	Amkor Technology Inc.	80,603	378
*	Rambus Inc.	87,462	374
*	Silicon Image Inc.	71,363	338
*	Ceva Inc.	20,507	331
*	Photronics Inc.	52,121	306
*	Nanometrics Inc.	19,238	293
*	MIPS Technologies Inc.
	Class A	41,210	274
*	Applied Micro Circuits Corp.	52,320	267
*	Rudolph Technologies Inc.	28,209	263
*	Magnachip
	Semiconductor Corp.	19,209	260
*	Exar Corp.	33,698	256
*	LTX-Credence Corp.	42,123	240
*	FormFactor Inc.	43,257	220
*	IXYS Corp.	21,411	208
*	Kopin Corp.	57,357	200
*	Sigma Designs Inc.	28,579	196
*	Inphi Corp.	16,266	193
	Cohu Inc.	20,408	180
*	Pericom
	Semiconductor Corp.	21,053	169
*	SunPower Corp. Class A	36,366	163
*	Supertex Inc.	8,932	154
*	Alpha & Omega
	Semiconductor Ltd.	14,661	139
*	Rubicon Technology Inc.	15,626	132
*	MaxLinear Inc.	17,256	99
*	STR Holdings Inc.	24,671	79
*	Intermolecular Inc.	9,175	68
*	ANADIGICS Inc.	57,737	68
			314,766

Information Technology Index Fund

			Market
			Value[s]
		Shares	($000)
Software (19.7%)
	Microsoft Corp.	6,606,957	203,626
	Oracle Corp.	3,478,077	110,081
*	Salesforce.com Inc.	114,535	16,628
	Intuit Inc.	243,712	14,267
*	Adobe Systems Inc.	433,457	13,554
*	Citrix Systems Inc.	162,577	12,631
*	Symantec Corp.	629,645	11,227
*	Red Hat Inc.	168,462	9,441
	CA Inc.	288,483	7,509
*	VMware Inc. Class A	72,319	6,439
*	Autodesk Inc.	200,857	6,237
*	BMC Software Inc.	140,050	5,798
*	ANSYS Inc.	81,575	5,686
*	Nuance
	Communications Inc.	214,279	5,111
	Activision Blizzard Inc.	388,456	4,568
*	TIBCO Software Inc.	144,063	4,310
*	Synopsys Inc.	128,505	4,245
*	Ariba Inc.	85,642	3,827
*	Electronic Arts Inc.	277,694	3,702
*	MICROS Systems Inc.	70,094	3,551
	FactSet Research
	Systems Inc.	37,466	3,457
*	Cadence Design
	Systems Inc.	240,031	3,168
*	Informatica Corp.	94,635	3,085
*	Concur Technologies Inc.	40,637	2,942
*	Fortinet Inc.	109,526	2,904
*	SolarWinds Inc.	48,513	2,662
	Solera Holdings Inc.	61,292	2,521
*	Parametric
	Technology Corp.	104,392	2,218
*	Ultimate Software
	Group Inc.	22,115	2,194
*	Aspen Technology Inc.	82,194	2,004
*	Compuware Corp.	191,307	1,913
*	CommVault Systems Inc.	37,155	1,873
*	ACI Worldwide Inc.	34,839	1,511
*	Rovi Corp.	96,959	1,487
*	Quest Software Inc.	51,721	1,446
*	QLIK Technologies Inc.	67,164	1,421
*	Sourcefire Inc.	25,843	1,341
*	Mentor Graphics Corp.	81,055	1,340
	Fair Isaac Corp.	29,951	1,279
*	NetSuite Inc.	21,252	1,209
*	Comverse Technology Inc.	190,785	1,145
*	JDA Software Group Inc.	37,076	1,142
*	Progress Software Corp.	54,466	1,047
*	TiVo Inc.	108,976	991
	Blackbaud Inc.	39,294	958
*	Tyler Technologies Inc.	23,596	950
*	MicroStrategy Inc. Class A	7,553	948
*	Kenexa Corp.	20,419	936
*,^	VirnetX Holding Corp.	35,292	918
*	Manhattan Associates Inc.	18,124	917
*	SS&C Technologies
	Holdings Inc.	37,671	836

			Market
			Value[s]
		Shares	($000)
*	RealPage Inc.	31,878	813
	Ebix Inc.	32,503	780
*	Netscout Systems Inc.	30,861	733
*	Take-Two Interactive
	Software Inc.	70,275	720
*	Bottomline
	Technologies Inc.	31,824	714
*	Advent Software Inc.	29,095	691
*	BroadSoft Inc.	19,046	690
*	Verint Systems Inc.	20,364	583
*	Synchronoss
	Technologies Inc.	25,268	581
*	Websense Inc.	33,749	519
*	Zynga Inc. Class A	172,245	482
*	Monotype Imaging
	Holdings Inc.	31,442	474
*	Ellie Mae Inc.	17,245	444
	OPNET	13,747	429
	Pegasystems Inc.	14,747	399
*	Interactive Intelligence
	Group Inc.	13,277	392
*	Tangoe Inc.	23,809	386
*	Accelrys Inc.	48,473	373
	EPIQ Systems Inc.	28,212	331
*	Net 1 UEPS
	Technologies Inc.	33,838	324
*	PROS Holdings Inc.	17,746	307
*	Actuate Corp.	40,778	285
*	Deltek Inc.	21,565	279
*	VASCO Data Security
	International Inc.	26,996	254
*	Jive Software Inc.	16,317	246
*	Seachange International Inc.	25,461	208
*	Imperva Inc.	5,019	152
*	Rosetta Stone Inc.	11,373	131
*	TeleNav Inc.	15,295	92
*	TeleCommunication
	Systems Inc. Class A	43,809	77
			518,090
Total Common Stocks
(Cost $2,156,111)			2,630,518
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1,2	Vanguard Market
	Liquidity Fund, 0.158%
	(Cost $1,839)	1,838,877	1,839
Total Investments (100.1%)
(Cost $2,157,950)			2,632,357
Other Assets and Liabilities (–0.1%)
Other Assets			12,816
Liabilities[2]			(14,144)
			(1,328)
Net Assets (100%)			2,631,029

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	2,208,491
Undistributed Net Investment Income	16,710
Accumulated Net Realized Losses	(68,579)
Unrealized Appreciation (Depreciation)	474,407
Net Assets	2,631,029

Admiral Shares—Net Assets
Applicable to 2,554,838 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	94,971
Net Asset Value Per Share—
Admiral Shares	$37.17

ETF Shares—Net Assets
Applicable to 34,940,843 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,536,058
Net Asset Value Per Share—
ETF Shares	$72.58

s See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,639,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,701,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	25,489
Interest[1]	3
Security Lending	120
Total Income	25,612
Expenses
The Vanguard Group—Note B
Investment Advisory Services	214
Management and Administrative—
Admiral Shares	81
Management and Administrative—
ETF Shares	2,010
Marketing and Distribution—
Admiral Shares	12
Marketing and Distribution—
ETF Shares	597
Custodian Fees	45
Auditing Fees	28
Shareholders’ Reports—
Admiral Shares	—
Shareholders’ Reports—
ETF Shares	112
Trustees’ Fees and Expenses	2
Total Expenses	3,101
Net Investment Income	22,511
Realized Net Gain (Loss) on
Investment Securities Sold	28,330
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	399,105
Net Increase (Decrease) in Net Assets
Resulting from Operations	449,946

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,511	13,488
Realized Net Gain (Loss)	28,330	34,979
Change in Unrealized Appreciation (Depreciation)	399,105	158,438
Net Increase (Decrease) in Net Assets Resulting from Operations	449,946	206,905
Distributions
Net Investment Income
Admiral Shares	(463)	(352)
ETF Shares	(14,955)	(8,695)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(15,418)	(9,047)
Capital Share Transactions
Admiral Shares	21,304	4,639
ETF Shares	385,654	403,796
Net Increase (Decrease) from Capital Share Transactions	406,958	408,435
Total Increase (Decrease)	841,486	606,293
Net Assets
Beginning of Period	1,789,543	1,183,250
End of Period[2]	2,631,029	1,789,543

1 Interest income from an affiliated company of the fund was $3,000.
2 Net Assets—End of Period includes undistributed net investment income of $16,710,000 and $9,617,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$30.30	$25.30	$24.39	$27.28	$29.95
Investment Operations
Net Investment Income	.320	.238	.146	.163[1]	.121
Net Realized and Unrealized Gain (Loss)
on Investments	6.797	4.947	.882	(2.897)	(2.706)
Total from Investment Operations	7.117	5.185	1.028	(2.734)	(2.585)
Distributions
Dividends from Net Investment Income	(.247)	(.185)	(.118)	(.156)	(.085)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.247)	(.185)	(.118)	(.156)	(.085)
Net Asset Value, End of Period	$37.17	$30.30	$25.30	$24.39	$27.28

Total Return[2]	23.63%	20.46%	4.17%	–9.79%	–8.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$95	$60	$46	$33	$26
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.01%	0.79%	0.69%	0.82%	0.46%
Portfolio Turnover Rate[3]	6%	6%	9%	12%	11%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$59.17	$49.40	$47.64	$53.32	$58.52
Investment Operations
Net Investment Income	.628	.464	.296	.331[1]	.249
Net Realized and Unrealized Gain (Loss)
on Investments	13.267	9.668	1.714	(5.685)	(5.274)
Total from Investment Operations	13.895	10.132	2.010	(5.354)	(5.025)
Distributions
Dividends from Net Investment Income	(.485)	(.362)	(.250)	(.326)	(.175)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.485)	(.362)	(.250)	(.326)	(.175)
Net Asset Value, End of Period	$72.58	$59.17	$49.40	$47.64	$53.32

Total Return	23.65%	20.48%	4.17%	–9.78%	–8.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,536	$1,730	$1,137	$639	$497
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.01%	0.79%	0.69%	0.85%	0.51%
Portfolio Turnover Rate[2]	6%	6%	9%	12%	11%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $358,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Information Technology Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $39,488,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $17,722,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $68,575,000 to offset future net capital gains. Of this amount, $55,470,000 is subject to expiration dates; $63,000 may be used to offset future net capital gains through August 31, 2013, $188,000 through August 31, 2014, $612,000 through August 31, 2015, $218,000 through August 31, 2016, $14,014,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,327,000 through August 31, 2019. Capital losses of $13,105,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2012, the cost of investment securities for tax purposes was $2,157,954,000. Net unrealized appreciation of investment securities for tax purposes was $474,403,000, consisting of unrealized gains of $636,838,000 on securities that had risen in value since their purchase and $162,435,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $660,153,000 of investment securities and sold $246,119,000 of investment securities, other than temporary cash investments. Purchases and sales include $489,341,000 and $103,313,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	38,577	1,089	25,734	809
Issued in Lieu of Cash Distributions	428	14	331	10
Redeemed[1]	(17,701)	(523)	(21,426)	(672)
Net Increase (Decrease)—Admiral Shares	21,304	580	4,639	147
ETF Shares
Issued	490,428	7,306	504,551	7,919
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(104,774)	(1,600)	(100,755)	(1,700)
Net Increase (Decrease)—ETF Shares	385,654	5,706	403,796	6,219

1 Net of redemption fees for fiscal 2012 and 2011 of $17,000 and $70,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	136	134	2,477
Median Market Cap	$16.8B	$16.8B	$34.9B
Price/Earnings Ratio	18.2x	18.1x	16.3x
Price/Book Ratio	2.3x	2.3x	2.2x
Yield[3]		2.3%	2.1%
Admiral Shares	2.2%
ETF Shares	2.2%
Return on Equity	17.3%	17.3%	18.0%
Earnings Growth Rate	9.0%	9.0%	10.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Subindustry Diversification
(% of equity exposure)
Aluminum	1.8%
Commodity Chemicals	1.0
Construction Materials	1.9
Diversified Chemicals	20.8
Diversified Metals & Mining	7.6
Fertilizers & Agricultural Chemicals	13.7
Gold	5.7
Industrial Gases	9.2
Metal & Glass Containers	3.6
Paper Packaging	3.1
Paper Products	4.9
Precious Metals & Minerals	1.0
Specialty Chemicals	19.2
Steel	6.1
Other Materials	0.4

Ten Largest Holdings[7] (% of total net assets)
EI du Pont de Nemours & Co.	7.9%
Monsanto Co.	7.9
Dow Chemical Co.	5.9
Freeport-McMoRan Copper & Gold Inc.	5.8
Praxair Inc.	5.3
Newmont Mining Corp.	4.2
Ecolab Inc.	3.2
Air Products & Chemicals Inc.	3.0
Mosaic Co.	2.9
PPG Industries Inc.	2.8
Top Ten	48.9%

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.87
Beta	1.00	1.40

1 MSCI US IMI/Materials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Materials Index Fund ETF Shares
Net Asset Value	5.09%	1.60%	7.66%	$18,854
Materials Index Fund ETF Shares
Market Price	5.11	1.63	7.66	18,862
Spliced US IMI/Materials 25/50[2]	5.25	1.67	7.79	19,053
MSCI US IMI/2500	17.15	1.76	5.03	15,252

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Materials Index Fund Admiral Shares	5.10%	1.58%	7.21%	$181,315
Spliced US IMI/Materials 25/50[2]	5.25	1.67	7.36	183,520
MSCI US IMI/2500	17.15	1.76	5.03	152,159

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 11, 2004, for Admiral Shares. 2 Spliced US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.

See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2012

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2012
			Cumulative
			Since
	One Year	Five Years	Inception
Materials Index Fund ETF Shares Market Price	5.11%	8.41%	88.62%
Materials Index Fund ETF Shares Net Asset Value	5.09	8.27	88.54
Spliced US IMI/Materials 25/50[1]	5.25	8.64	90.53

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		–7.68%	0.50%	7.48%
Net Asset Value		–7.57	0.51	7.50
Admiral Shares	2/11/2004	–7.59	0.49	7.04

1 Spliced US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.

Materials Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value[s]
		Shares	($000)
Common Stocks (100.0%)
Chemicals (63.8%)
	EI du Pont de Nemours
	& Co.	1,213,096	60,352
	Monsanto Co.	690,660	60,163
	Dow Chemical Co.	1,547,584	45,360
	Praxair Inc.	386,740	40,801
	Ecolab Inc.	378,297	24,222
	Air Products &
	Chemicals Inc.	273,719	22,604
	Mosaic Co.	384,068	22,241
	PPG Industries Inc.	197,532	21,732
	LyondellBasell Industries
	NV Class A	408,984	19,975
	CF Industries Holdings Inc.	84,980	17,592
	Sherwin-Williams Co.	113,649	16,261
	Sigma-Aldrich Corp.	156,422	11,111
	Eastman Chemical Co.	196,385	10,852
	FMC Corp.	177,451	9,639
	Celanese Corp. Class A	202,422	7,745
	Ashland Inc.	101,454	7,470
	Airgas Inc.	84,627	7,030
	International Flavors &
	Fragrances Inc.	104,865	6,346
	Albemarle Corp.	115,390	6,315
	Valspar Corp.	114,412	6,103
*	WR Grace & Co.	91,832	5,304
	RPM International Inc.	170,043	4,661
	Rockwood Holdings Inc.	90,311	4,275
	Cytec Industries Inc.	56,646	3,879
	Huntsman Corp.	263,446	3,788
	NewMarket Corp.	13,927	3,428
	Cabot Corp.	81,861	2,851
	Sensient
	Technologies Corp.	64,593	2,316
	Scotts Miracle-Gro Co.
	Class A	55,387	2,307
	Olin Corp.	103,972	2,228
*	Chemtura Corp.	127,737	2,112
	HB Fuller Co.	64,532	1,962
	Westlake Chemical Corp.	25,895	1,781
	Georgia Gulf Corp.	44,371	1,759
	PolyOne Corp.	110,256	1,740
*	Intrepid Potash Inc.	73,213	1,642
	Minerals Technologies Inc.	22,948	1,556
	Balchem Corp.	37,947	1,384
	Innophos Holdings Inc.	28,040	1,326
	Stepan Co.	11,383	1,087
*	Calgon Carbon Corp.	74,130	1,012
	A Schulman Inc.	38,245	929
*	LSB Industries Inc.	24,600	927
*	Kraton Performance
	Polymers Inc.	41,613	893
	Koppers Holdings Inc.	26,908	872
*	Innospec Inc.	27,095	852

			Market
			Value[s]
		Shares	($000)
	American Vanguard Corp.	28,577	841
	Quaker Chemical Corp.	16,806	791
*	OM Group Inc.	41,933	773
*	Flotek Industries Inc.	60,754	719
*	TPC Group Inc.	17,305	710
	Kronos Worldwide Inc.	30,106	511
	Tredegar Corp.	29,311	474
	Hawkins Inc.	12,189	471
*	Omnova Solutions Inc.	56,447	440
*	Ferro Corp.	106,685	350
	Zep Inc.	24,116	349
*	Zoltek Cos. Inc.	38,243	326
*	Arabian American
	Development Co.	23,068	222
*	Spartech Corp.	37,328	189
			487,951
Construction Materials (1.9%)
	Vulcan Materials Co.	167,460	6,517
	Martin Marietta
	Materials Inc.	59,054	4,511
	Eagle Materials Inc.	55,721	2,376
*	Texas Industries Inc.	19,882	775
*	Headwaters Inc.	79,062	526
*	United States Lime &
	Minerals Inc.	2,837	125
			14,830
Containers & Packaging (6.7%)
	Ball Corp.	192,782	8,130
*	Crown Holdings Inc.	192,713	6,986
	Rock-Tenn Co. Class A	91,463	6,107
	Aptargroup Inc.	86,212	4,367
	Packaging Corp. of America	126,839	4,061
	Bemis Co. Inc.	133,507	4,040
	Sonoco Products Co.	130,175	3,982
*	Owens-Illinois Inc.	202,286	3,536
	Sealed Air Corp.	238,757	3,407
	Silgan Holdings Inc.	67,582	2,834
	Greif Inc. Class A	32,383	1,441
*	Graphic Packaging
	Holding Co.	177,548	992
	Boise Inc.	123,258	928
	Myers Industries Inc.	34,662	513
			51,324
Metals & Mining (22.3%)
	Freeport-McMoRan
	Copper & Gold Inc.	1,228,801	44,372
	Newmont Mining Corp.	641,622	32,517
	Nucor Corp.	410,246	15,446
	Alcoa Inc.	1,380,218	11,815
	Royal Gold Inc.	76,106	6,699
	Cliffs Natural
	Resources Inc.	184,494	6,612
	Reliance Steel &
	Aluminum Co.	97,237	5,001

			Market
			Value[s]
		Shares	($000)
	Allegheny Technologies Inc.	131,776	3,906
	United States Steel Corp.	186,343	3,624
*	Allied Nevada Gold Corp.	110,560	3,602
	Steel Dynamics Inc.	269,546	3,294
	Compass Minerals
	International Inc.	42,834	3,076
	Carpenter Technology Corp.	57,753	2,729
*	Coeur d’Alene Mines Corp.	116,432	2,677
	Walter Energy Inc.	81,052	2,650
	Hecla Mining Co.	369,676	2,000
	Commercial Metals Co.	134,813	1,718
*	Stillwater Mining Co.	150,550	1,585
*	SunCoke Energy Inc.	90,767	1,436
	Worthington Industries Inc.	67,993	1,421
	Titanium Metals Corp.	114,130	1,397
	Kaiser Aluminum Corp.	22,559	1,260
	Globe Specialty Metals Inc.	82,702	1,207
*,^	Molycorp Inc.	102,861	1,184
*	McEwen Mining Inc.	259,144	1,026
	AMCOL International Corp.	32,932	990
	Schnitzer Steel
	Industries Inc.	31,079	858
*	RTI International Metals Inc.	37,190	807
	Gold Resource Corp.	41,415	785
	Haynes International Inc.	15,890	775
	AK Steel Holding Corp.	136,184	711
	Materion Corp.	24,912	529
*	Horsehead Holding Corp.	57,115	505
*	Century Aluminum Co.	69,034	430
*	Paramount Gold and
	Silver Corp.	162,201	402
*	Metals USA Holdings Corp.	21,706	299
*	AM Castle & Co.	22,409	292
	Noranda Aluminum
	Holding Corp.	43,927	262
*	Golden Minerals Co.	39,181	210
*	General Moly Inc.	76,677	208
	Olympic Steel Inc.	11,986	189
*	Midway Gold Corp.	123,658	170
			170,676
Paper & Forest Products (5.3%)
	International Paper Co.	537,466	18,575
	MeadWestvaco Corp.	221,501	6,370
	Domtar Corp.	47,475	3,439
*	Louisiana-Pacific Corp.	177,701	2,385
*	Resolute Forest Products	128,080	1,610
	Buckeye Technologies Inc.	50,969	1,545
	Schweitzer-Mauduit
	International Inc.	40,320	1,301
*	Clearwater Paper Corp.	30,232	1,140
*	KapStone Paper and
	Packaging Corp.	50,967	1,021
	PH Glatfelter Co.	55,299	929
	Deltic Timber Corp.	14,716	903

Materials Index Fund

		Market
		Value[s]
	Shares	($000)
Neenah Paper Inc.	20,566	574
Wausau Paper Corp.	57,315	515
* Mercer International Inc.	61,010	371
		40,678
Total Common Stocks
(Cost $804,267)		765,459
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1,2 Vanguard Market
Liquidity Fund, 0.158%
(Cost $421)	421,202	421
Total Investments (100.1%)
(Cost $804,688)		765,880
Other Assets and Liabilities (–0.1%)
Other Assets		2,760
Liabilities[2]		(3,187)
		(427)
Net Assets (100%)		765,453

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	839,856
Undistributed Net Investment Income	7,558
Accumulated Net Realized Losses	(43,153)
Unrealized Appreciation (Depreciation)	(38,808)
Net Assets	765,453

Admiral Shares—Net Assets
Applicable to 3,026,339 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	123,056
Net Asset Value Per Share—
Admiral Shares	$40.66

ETF Shares—Net Assets
Applicable to 8,049,411 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	642,397
Net Asset Value Per Share—
ETF Shares	$79.81

s See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $404,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $421,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	14,957
Interest[1]	1
Security Lending	114
Total Income	15,072
Expenses
The Vanguard Group—Note B
Investment Advisory Services	107
Management and Administrative—
Admiral Shares	128
Management and Administrative—
ETF Shares	492
Marketing and Distribution—
Admiral Shares	26
Marketing and Distribution—
ETF Shares	178
Custodian Fees	16
Auditing Fees	28
Shareholders’ Reports—
Admiral Shares	1
Shareholders’ Reports—
ETF Shares	42
Trustees’ Fees and Expenses	1
Total Expenses	1,019
Net Investment Income	14,053
Realized Net Gain (Loss) on
Investment Securities Sold	31,364
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(16,275)
Net Increase (Decrease) in Net Assets
Resulting from Operations	29,142

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,053	12,289
Realized Net Gain (Loss)	31,364	30,941
Change in Unrealized Appreciation (Depreciation)	(16,275)	56,953
Net Increase (Decrease) in Net Assets Resulting from Operations	29,142	100,183
Distributions
Net Investment Income
Admiral Shares	(2,709)	(2,903)
ETF Shares	(11,583)	(13,250)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(14,292)	(16,153)
Capital Share Transactions
Admiral Shares	(18,296)	24,840
ETF Shares	37,676	110,802
Net Increase (Decrease) from Capital Share Transactions	19,380	135,642
Total Increase (Decrease)	34,230	219,672
Net Assets
Beginning of Period	731,223	511,551
End of Period[2]	765,453	731,223

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $7,558,000 and $7,797,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$39.53	$33.32	$30.68	$42.85	$41.75
Investment Operations
Net Investment Income	.783	.579	.971[1]	.622	.732
Net Realized and Unrealized Gain (Loss)
on Investments[2]	1.151	6.551	2.128	(11.996)	1.008
Total from Investment Operations	1.934	7.130	3.099	(11.374)	1.740
Distributions
Dividends from Net Investment Income	(.804)	(.920)	(.459)	(.796)	(.640)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.804)	(.920)	(.459)	(.796)	(.640)
Net Asset Value, End of Period	$40.66	$39.53	$33.32	$30.68	$42.85

Total Return[3]	5.10%	21.26%	10.07%	–25.91%	4.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$123	$138	$97	$90	$107
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.63%	2.81%[1]	2.23%	1.74%
Portfolio Turnover Rate[4]	7%	14%	10%	12%	10%

1 Net investment income per share and the ratio of net investment income to average net assets include $.417 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Includes increases from redemption fees of $.00, $.01, $.01, $.02, and $.02. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$77.59	$65.40	$60.23	$84.27	$82.10
Investment Operations
Net Investment Income	1.537	1.142	1.907[1]	1.242	1.470
Net Realized and Unrealized Gain (Loss)
on Investments[2]	2.259	12.852	4.186	(23.683)	1.977
Total from Investment Operations	3.796	13.994	6.093	(22.441)	3.447
Distributions
Dividends from Net Investment Income	(1.576)	(1.804)	(.923)	(1.599)	(1.277)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.576)	(1.804)	(.923)	(1.599)	(1.277)
Net Asset Value, End of Period	$79.81	$77.59	$65.40	$60.23	$84.27

Total Return	5.09%	21.26%	10.07%	–25.88%	4.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$642	$593	$415	$375	$365
Ratio of Total Expenses to Average Net Assets	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.63%	2.81%[1]	2.26%	1.79%
Portfolio Turnover Rate[3]	7%	14%	10%	12%	10%

1 Net investment income per share and the ratio of net investment income to average net assets include $.819 and 1.14%, respectively,resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Includes increases from redemption fees of $.00, $.02, $.01, $.03, and $.04. Effective May 23, 2012, the redemption fee was eliminated.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital share transactions prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $108,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Materials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $14,277,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $8,161,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $13,341,000 to offset taxable capital gains realized during the year ended August 31, 2012. At August 31, 2012, the fund had available capital losses totaling $43,151,000 to offset future net capital gains of $1,658,000 through August 31, 2017, $20,360,000 through August 31, 2018, and $21,133,000 through August 31, 2019.

At August 31, 2012, the cost of investment securities for tax purposes was $804,690,000. Net unrealized depreciation of investment securities for tax purposes was $38,810,000, consisting of unrealized gains of $84,192,000 on securities that had risen in value since their purchase and $123,002,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $160,108,000 of investment securities and sold $139,044,000 of investment securities, other than temporary cash investments. Purchases and sales include $105,240,000 and $67,682,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	15,095	386	51,004	1,219
Issued in Lieu of Cash Distributions	2,476	67	2,684	64
Redeemed[1]	(35,867)	(910)	(28,848)	(704)
Net Increase (Decrease)—Admiral Shares	(18,296)	(457)	24,840	579
ETF Shares
Issued	105,367	1,300	222,405	2,708
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(67,691)	(900)	(111,603)	(1,400)
Net Increase (Decrease)—ETF Shares	37,676	400	110,802	1,308

1 Net of redemption fees for fiscal 2012 and 2011 of $48,000 and $148,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	35	34	2,477
Median Market Cap	$18.6B	$26.3B	$34.9B
Price/Earnings Ratio	51.1x	51.9x	16.3x
Price/Book Ratio	2.3x	2.3x	2.2x
Yield[3]		3.4%	2.1%
Admiral Shares	3.4%
ETF Shares	3.4%
Return on Equity	7.0%	7.0%	18.0%
Earnings Growth Rate	–10.3%	–9.8%	10.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	28%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	0.96	0.59
Beta	1.04	0.75

Subindustry Diversification
(% of equity exposure)
Alternative Carriers	11.8%
Integrated Telecommunication Services	64.0
Wireless Telecommunication Services	24.2

Ten Largest Holdings[7] (% of total net assets)
Verizon Communications Inc.	22.6%
AT&T Inc.	22.3
Crown Castle International Corp.	4.6
CenturyLink Inc.	4.5
Sprint Nextel Corp.	4.5
SBA Communications Corp. Class A	3.0
Windstream Corp.	2.7
Frontier Communications Corp.	2.3
Level 3 Communications Inc.	2.1
MetroPCS Communications Inc.	2.0
Top Ten	70.6%

1 MSCI US IMI/Telecommunication Services 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Telecommunication Services Index Fund
ETF Shares Net Asset Value	12.33%	0.32%	7.19%	$17,358
Telecommunication Services Index Fund
ETF Shares Market Price	12.23	0.34	7.19	17,357
Spliced US IMI/Telecommunication Services
25/50[2]	12.41	–0.61	6.02	15,903
MSCI US IMI/2500	17.15	1.76	5.86	15,711

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Telecommunication Services Index Fund
Admiral Shares	12.33%	0.31%	6.68%	$162,121
Spliced US IMI/Telecommunication Services 25/50[2]	12.41	–0.61	5.90	153,456
MSCI US IMI/2500	17.15	1.76	4.87	142,675

1 Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; March 11, 2005, for Admiral Shares.
2 Spliced US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Fiscal-Year Total Returns (%): September 23, 2004–August 31, 2012

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2012
			Cumulative
			Since
	One Year	Five Years	Inception
Telecommunication Services Index Fund ETF Shares
Market Price	12.23%	1.73%	73.57%
Telecommunication Services Index Fund ETF Shares
Net Asset Value	12.33	1.61	73.58
Spliced US IMI/Telecommunication Services 25/50[1]	12.41	–3.02	59.03

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		–1.66%	–1.03%	6.77%
Net Asset Value		–1.67	–1.03	6.78
Admiral Shares	3/11/2005	–1.67	–1.05	6.23

1 Spliced US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value[s]
		Shares	($000)
Common Stocks (100.0%)
Diversified Telecommunication Services (75.8%)
	Alternative Carriers (11.8%)
*	Level 3
	Communications Inc.	517,468	11,151
*	tw telecom inc Class A	436,619	10,981
	Cogent Communications
	Group Inc.	396,630	7,774
*	Vonage Holdings Corp.	3,136,303	6,712
*	Premiere Global
	Services Inc.	694,284	6,429
*	inContact Inc.	1,014,317	5,782
	Lumos Networks Corp.	613,654	5,326
*	Neutral Tandem Inc.	458,428	5,043
*	Iridium
	Communications Inc.	669,835	4,963

	Integrated Telecommunication Services (64.0%)
	Verizon
	Communications Inc.	2,859,116	122,770
	AT&T Inc.	3,315,861	121,493
	CenturyLink Inc.	582,713	24,626
	Windstream Corp.	1,472,027	14,529
	Frontier
	Communications Corp.	2,654,344	12,263
	Consolidated
	Communications
	Holdings Inc.	490,697	7,989
*	Cincinnati Bell Inc.	1,670,795	7,836
*	Cbeyond Inc.	899,795	7,288
	Atlantic Tele-Network Inc.	164,374	6,194
*	General
	Communication Inc.
	Class A	781,738	6,895
	IDT Corp. Class B	626,653	6,298
^,1	Alaska Communications
	Systems Group Inc.	2,742,349	5,896
*,^	Elephant Talk
	Communications Inc.	2,943,265	3,767
			412,005

			Market
			Value[s]
		Shares	($000)
Wireless Telecommunication Services (24.2%)
*	Crown Castle
	International Corp.	394,047	25,006
*	Sprint Nextel Corp.	5,072,742	24,603
*	SBA Communications
	Corp. Class A	272,402	16,284
*	MetroPCS
	Communications Inc.	1,128,690	10,982
	Telephone & Data
	Systems Inc.	417,413	10,235
	Shenandoah
	Telecommunications Co.	497,373	7,650
*	Clearwire Corp. Class A	4,560,312	7,297
*	United States
	Cellular Corp.	149,779	5,684
*	Leap Wireless
	International Inc.	947,407	5,182
*	NII Holdings Inc.	814,469	5,082
	NTELOS Holdings Corp.	283,043	4,860
	USA Mobility Inc.	419,511	4,787
*	Boingo Wireless Inc.	555,876	4,063
			131,715
Total Common Stocks
(Cost $548,957)			543,720
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
2,3	Vanguard Market
	Liquidity Fund, 0.158%
	(Cost $1,764)	1,764,101	1,764
Total Investments (100.3%)
(Cost $550,721)			545,484
Other Assets and Liabilities (–0.3%)
Other Assets			8,911
Liabilities[3]			(10,733)
			(1,822)
Net Assets (100%)			543,662

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	588,590
Undistributed Net Investment Income	9,282
Accumulated Net Realized Losses	(48,973)
Unrealized Appreciation (Depreciation)	(5,237)
Net Assets	543,662

Admiral Shares—Net Assets
Applicable to 535,509 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,326
Net Asset Value Per Share—
Admiral Shares	$36.09

ETF Shares—Net Assets
Applicable to 7,403,838 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	524,336
Net Asset Value Per Share—
ETF Shares	$70.82

s See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,055,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,612,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends[1]	14,442
Security Lending	210
Total Income	14,652
Expenses
The Vanguard Group—Note B
Investment Advisory Services	59
Management and Administrative—
Admiral Shares	17
Management and Administrative—
ETF Shares	320
Marketing and Distribution—
Admiral Shares	4
Marketing and Distribution—
ETF Shares	117
Custodian Fees	10
Auditing Fees	28
Shareholders’ Reports—
Admiral Shares	—
Shareholders’ Reports—
ETF Shares	48
Total Expenses	603
Net Investment Income	14,049
Realized Net Gain (Loss) on
Investment Securities Sold[1]	26,443
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	11,185
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,677

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,049	13,208
Realized Net Gain (Loss)	26,443	45,504
Change in Unrealized Appreciation (Depreciation)	11,185	(13,681)
Net Increase (Decrease) in Net Assets Resulting from Operations	51,677	45,031
Distributions
Net Investment Income
Admiral Shares	(546)	(509)
ETF Shares	(13,066)	(9,148)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(13,612)	(9,657)
Capital Share Transactions
Admiral Shares	(1,898)	3,594
ETF Shares	96,968	116,360
Net Increase (Decrease) from Capital Share Transactions	95,070	119,954
Total Increase (Decrease)	133,135	155,328
Net Assets
Beginning of Period	410,527	255,199
End of Period[2]	543,662	410,527

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $4,000, $0, and ($181,000), respectively.
2 Net Assets—End of Period includes undistributed net investment income of $9,282,000 and $8,845,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$33.18	$29.22	$25.77	$31.58	$41.01
Investment Operations
Net Investment Income	1.082[1]	1.077	1.024[1]	.840[1]	.908[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	2.845	3.853	3.183	(5.977)	(9.338)
Total from Investment Operations	3.927	4.930	4.207	(5.137)	(8.430)
Distributions
Dividends from Net Investment Income	(1.017)	(.970)	(.757)	(.673)	(1.000)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.017)	(.970)	(.757)	(.673)	(1.000)
Net Asset Value, End of Period	$36.09	$33.18	$29.22	$25.77	$31.58

Total Return[3]	12.33%	16.87%	16.40%	–15.90%	–20.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19	$20	$14	$12	$19
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.24%	3.60%	3.60%	3.39%	2.50%
Portfolio Turnover Rate[4]	28%	21%	23%	25%	28%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.00, and $.05. Effective May, 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$65.11	$57.34	$50.58	$62.05	$80.60
Investment Operations
Net Investment Income	2.105[1]	2.118	1.981[1]	1.602[1]	1.764[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	5.614	7.557	6.290	(11.699)	(18.316)
Total from Investment Operations	7.719	9.675	8.271	(10.097)	(16.552)
Distributions
Dividends from Net Investment Income	(2.009)	(1.905)	(1.511)	(1.373)	(1.998)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.009)	(1.905)	(1.511)	(1.373)	(1.998)
Net Asset Value, End of Period	$70.82	$65.11	$57.34	$50.58	$62.05

Total Return	12.33%	16.87%	16.39%	–15.88%	–20.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$524	$391	$241	$147	$143
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.24%	3.60%	3.60%	3.42%	2.55%
Portfolio Turnover Rate[3]	28%	21%	23%	25%	28%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.00, and $.08. Effective May, 23, 2012, the redemption fee was eliminated.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in-capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $79,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

Telecommunication Services Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $13,926,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $9,566,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $12,518,000 to offset taxable capital gains realized during the year ended August 31, 2012. At August 31, 2012, the fund had available capital losses totaling $48,972,000 to offset future net capital gains of $11,179,000 through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019.

At August 31, 2012, the cost of investment securities for tax purposes was $550,721,000. Net unrealized depreciation of investment securities for tax purposes was $5,237,000, consisting of unrealized gains of $50,463,000 on securities that had risen in value since their purchase and $55,700,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $331,373,000 of investment securities and sold $234,296,000 of investment securities, other than temporary cash investments. Purchases and sales include $210,437,000 and $113,609,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	2,972	90	6,808	202
Issued in Lieu of Cash Distributions	473	15	449	14
Redeemed[1]	(5,343)	(164)	(3,663)	(109)
Net Increase (Decrease)—Admiral Shares	(1,898)	(59)	3,594	107
ETF Shares
Issued	210,586	3,202	309,287	4,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(113,618)	(1,800)	(192,927)	(3,100)
Net Increase (Decrease)—ETF Shares	96,968	1,402	116,360	1,800

1 Net of redemption fees for fiscal 2012 and 2011 of $4,000 and $12,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

G. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Aug. 31, 2011		Proceeds from		Aug. 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alaska Communications
Systems Group Inc.	NA1	6,939	1,126	4	5,896
1 Not applicable — At August 31, 2011, the issuer was not an affiliated company of the fund.

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of August 31, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	79	78	2,477
Median Market Cap	$16.0B	$16.0B	$34.9B
Price/Earnings Ratio	17.6x	17.7x	16.3x
Price/Book Ratio	1.5x	1.5x	2.2x
Yield[3]		4.0%	2.1%
Admiral Shares	4.0%
ETF Shares	4.0%
Return on Equity	12.0%	12.1%	18.0%
Earnings Growth Rate	0.6%	0.4%	10.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	5%	—	—
Expense Ratio[4]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Volatility Measures[5]
	Fund Versus	Fund Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.31
Beta	1.00	0.34

Subindustry Diversification
(% of equity exposure)
Electric Utilities	54.8%
Gas Utilities	7.2
Independent Power Producers &
Energy Traders	3.7
Multi-Utilities	32.0
Water Utilities	2.3

Ten Largest Holdings[7] (% of total net assets)
Duke Energy Corp.	8.3%
Southern Co.	7.2
Exelon Corp.	5.7
Dominion Resources Inc.	5.5
NextEra Energy Inc.	4.9
American Electric Power Co. Inc.	3.8
PG&E Corp.	3.4
FirstEnergy Corp.	3.3
Consolidated Edison Inc.	3.2
PPL Corp.	3.1
Top Ten	48.4%

1 MSCI US IMI/Utilities 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.14% for
Admiral Shares and 0.14% for ETF Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 Spliced US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012		Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Utilities Index Fund
ETF Shares Net Asset Value	11.20%	2.90%	8.87%	$20,755
Utilities Index Fund ETF Shares Market Price	11.23	2.96	8.87	20,758
Spliced US IMI/Utilities 25/50[2]	11.37	3.11	9.08	21,109
MSCI US IMI/2500	17.15	1.76	5.03	15,252

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[1]	Investment
Utilities Index Fund Admiral Shares	11.22%	2.89%	9.08%	$206,466
Spliced US IMI/Utilities 25/50[2]	11.37	3.11	9.31	210,179
MSCI US IMI/2500	17.15	1.76	5.51	156,444

1 Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; April 28, 2004, for Admiral Shares.
2 Spliced US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2012

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2012
			Cumulative
			Since
	One Year	Five Years	Inception
Utilities Index Fund ETF Shares Market Price	11.23%	15.69%	107.58%
Utilities Index Fund ETF Shares Net Asset Value	11.20	15.38	107.55
Spliced US IMI/Utilities 25/50[1]	11.37	16.54	111.09

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		13.18%	2.72%	9.19%
Net Asset Value		13.19	2.71	9.19
Admiral Shares	4/28/2004	13.20	2.69	9.41

1 Spliced US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.

Utilities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value[s]
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (54.8%)
Duke Energy Corp.	1,885,387	122,135
Southern Co.	2,327,075	105,486
Exelon Corp.	2,283,426	83,277
NextEra Energy Inc.	1,061,422	71,444
American Electric
Power Co. Inc.	1,297,483	55,779
FirstEnergy Corp.	1,120,410	48,962
PPL Corp.	1,553,916	45,576
Xcel Energy Inc.	1,304,125	36,372
Edison International	828,915	36,298
Entergy Corp.	474,466	32,302
Northeast Utilities	839,885	31,639
Pinnacle West Capital Corp.	293,335	15,069
OGE Energy Corp.	264,126	14,276
Pepco Holdings Inc.	611,548	11,809
NV Energy Inc.	632,093	11,087
ITC Holdings Corp.	137,610	9,905
Westar Energy Inc.	338,231	9,849
Great Plains Energy Inc.	365,216	7,787
Hawaiian Electric
Industries Inc.	258,805	6,866
Cleco Corp.	163,255	6,682
IDACORP Inc.	134,211	5,563
Portland General
Electric Co.	202,366	5,432
UIL Holdings Corp.	135,731	4,775
PNM Resources Inc.	213,835	4,399
UNS Energy Corp.	107,622	4,311
ALLETE Inc.	91,820	3,816
El Paso Electric Co.	102,323	3,386
MGE Energy Inc.	61,893	3,060
Empire District Electric Co.	112,600	2,377
Otter Tail Corp.	87,032	1,970
Unitil Corp.	33,877	894
		802,583
Gas Utilities (7.2%)
ONEOK Inc.	528,733	23,544
AGL Resources Inc.	314,096	12,454
National Fuel Gas Co.	189,446	9,453
Questar Corp.	477,278	9,426
UGI Corp.	300,782	9,168
Atmos Energy Corp.	241,121	8,425
Piedmont Natural
Gas Co. Inc.	192,069	5,998
WGL Holdings Inc.	138,204	5,396
Southwest Gas Corp.	123,434	5,277
New Jersey
Resources Corp.	111,332	4,989
South Jersey Industries Inc.	81,458	4,123
Northwest Natural Gas Co.	71,687	3,525
Laclede Group Inc.	57,265	2,419
Chesapeake Utilities Corp.	25,557	1,197
		105,394

		Market
		Value[s]
	Shares	($000)
Independent Power Producers &
Energy Traders (3.7%)
* AES Corp.	1,747,129	19,900
* Calpine Corp.	840,487	14,750
NRG Energy Inc.	609,878	13,015
* GenOn Energy Inc.	2,071,347	5,240
Ormat Technologies Inc.	42,445	806
Genie Energy Ltd. Class B	42,352	301
		54,012
Multi-Utilities (32.0%)
Dominion Resources Inc.	1,530,895	80,341
PG&E Corp.	1,129,924	49,050
Consolidated Edison Inc.	784,754	47,572
Public Service Enterprise
Group Inc.	1,355,312	42,909
Sempra Energy	613,427	40,609
DTE Energy Co.	455,637	26,609
Wisconsin Energy Corp.	617,170	23,428
CenterPoint Energy Inc.	1,087,153	22,167
Ameren Corp.	649,813	21,262
NiSource Inc.	760,889	18,520
CMS Energy Corp.	700,662	16,164
SCANA Corp.	332,829	15,763
Alliant Energy Corp.	297,221	13,101
Integrys Energy Group Inc.	209,678	11,321
MDU Resources
Group Inc.	480,413	10,353
TECO Energy Inc.	549,190	9,534
Vectren Corp.	219,665	6,197
Avista Corp.	157,213	3,993
Black Hills Corp.	112,043	3,832
NorthWestern Corp.	97,504	3,569
CH Energy Group Inc.	38,063	2,480
		468,774
Water Utilities (2.3%)
American Water
Works Co. Inc.	471,995	17,403
Aqua America Inc.	372,634	9,316
American States Water Co.	50,369	2,195
California Water
Service Group	106,558	1,949
SJW Corp.	35,047	819
Middlesex Water Co.	42,144	790
Connecticut Water
Service Inc.	23,268	718
		33,190
Total Investments (100.0%)
(Cost $1,459,102)		1,463,953
Other Assets and Liabilities (0.0%)
Other Assets		12,331
Liabilities		(12,130)
		201
Net Assets (100%)		1,464,154

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,471,642
Undistributed Net Investment Income	11,196
Accumulated Net Realized Losses	(23,535)
Unrealized Appreciation (Depreciation)	4,851
Net Assets	1,464,154

Admiral Shares—Net Assets
Applicable to 7,944,330 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	309,738
Net Asset Value Per Share—
Admiral Shares	$38.99

ETF Shares—Net Assets
Applicable to 14,858,823 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,154,416
Net Asset Value Per Share—
ETF Shares	$77.69

s See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	52,658
Interest[1]	1
Total Income	52,659
Expenses
The Vanguard Group—Note B
Investment Advisory Services	153
Management and Administrative—
Admiral Shares	275
Management and Administrative—
ETF Shares	929
Marketing and Distribution—
Admiral Shares	50
Marketing and Distribution—
ETF Shares	276
Custodian Fees	37
Auditing Fees	28
Shareholders’ Reports—
Admiral Shares	1
Shareholders’ Reports—
ETF Shares	52
Trustees’ Fees and Expenses	1
Total Expenses	1,802
Net Investment Income	50,857
Realized Net Gain (Loss) on
Investment Securities Sold	89,158
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(5,594)
Net Increase (Decrease) in Net Assets
Resulting from Operations	134,421

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	50,857	34,815
Realized Net Gain (Loss)	89,158	836
Change in Unrealized Appreciation (Depreciation)	(5,594)	93,078
Net Increase (Decrease) in Net Assets Resulting from Operations	134,421	128,729
Distributions
Net Investment Income
Admiral Shares	(9,610)	(6,943)
ETF Shares	(37,308)	(25,861)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(46,918)	(32,804)
Capital Share Transactions
Admiral Shares	73,251	45,146
ETF Shares	254,287	174,155
Net Increase (Decrease) from Capital Share Transactions	327,538	219,301
Total Increase (Decrease)	415,041	315,226
Net Assets
Beginning of Period	1,049,113	733,887
End of Period[2]	1,464,154	1,049,113

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $11,196,000 and $7,257,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$36.40	$32.60	$30.73	$39.26	$40.60
Investment Operations
Net Investment Income	1.452	1.344	1.293[1]	1.251	1.126
Net Realized and Unrealized Gain (Loss)
on Investments[2]	2.539	3.783	1.782	(8.530)	(1.340)
Total from Investment Operations	3.991	5.127	3.075	(7.279)	(.214)
Distributions
Dividends from Net Investment Income	(1.401)	(1.327)	(1.205)	(1.251)	(1.126)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.401)	(1.327)	(1.205)	(1.251)	(1.126)
Net Asset Value, End of Period	$38.99	$36.40	$32.60	$30.73	$39.26

Total Return[3]	11.22%	16.09%	10.20%	–18.39%	–0.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$310	$218	$153	$81	$109
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.28%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.93%	3.99%	4.07%	4.28%	2.75%
Portfolio Turnover Rate[4]	5%	6%	8%	10%	18%

1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.01, and $.02. Effective May 23, 2012, the redemption fee was eliminated.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$72.52	$64.93	$61.24	$78.22	$80.92
Investment Operations
Net Investment Income	2.880	2.678	2.554[1]	2.512	2.285
Net Realized and Unrealized Gain (Loss)
on Investments[2]	5.080	7.551	3.550	(16.978)	(2.695)
Total from Investment Operations	7.960	10.229	6.104	(14.466)	(.410)
Distributions
Dividends from Net Investment Income	(2.790)	(2.639)	(2.414)	(2.514)	(2.290)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.790)	(2.639)	(2.414)	(2.514)	(2.290)
Net Asset Value, End of Period	$77.69	$72.52	$64.93	$61.24	$78.22

Total Return	11.20%	16.09%	10.18%	–18.34%	–0.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,154	$831	$581	$364	$371
Ratio of Total Expenses to
Average Net Assets	0.14%	0.19%	0.24%	0.25%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.93%	3.99%	4.07%	4.31%	2.80%
Portfolio Turnover Rate[3]	5%	6%	8%	10%	18%

1 Calculated based on average shares outstanding.2 Includes increases from redemption fees of $.00, $.00, $.01, $.02, and $.04. Effective May 23, 2012, the redemption fee was eliminated.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $220,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Utilities Index Fund

During the year ended August 31, 2012, the fund realized $90,308,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $11,927,000 of ordinary income available for distribution. At August 31, 2012, the fund had available capital losses totaling $23,535,000 to offset future net capital gains. Of this amount, $21,749,000 is subject to expiration dates; $515,000 may be used to offset future net capital gains through August 31, 2015, $2,910,000 through August 31, 2017, $14,961,000 through August 31, 2018, and $3,363,000 through August 31, 2019. Capital losses of $1,786,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2012, the cost of investment securities for tax purposes was $1,459,102,000. Net unrealized appreciation of investment securities for tax purposes was $4,851,000, consisting of unrealized gains of $93,114,000 on securities that had risen in value since their purchase and $88,263,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $747,165,000 of investment securities and sold $415,401,000 of investment securities, other than temporary cash investments. Purchases and sales include $605,124,000 and $351,296,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	100,256	2,653	67,880	1,961
Issued in Lieu of Cash Distributions	6,770	182	4,679	138
Redeemed[1]	(33,775)	(893)	(27,413)	(786)
Net Increase (Decrease)—Admiral Shares	73,251	1,942	45,146	1,313
ETF Shares
Issued	605,694	7,804	181,037	2,606
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(351,407)	(4,400)	(6,882)	(100)
Net Increase (Decrease)—ETF Shares	254,287	3,404	174,155	2,506

1 Net of redemption fees for fiscal 2012 and 2011 of $68,000 and $43,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2012

Special 2012 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend
Fund	Income ($000)
Consumer Discretionary Index Fund	4,910
Consumer Staples Index Fund	21,574
Energy Index Fund	31,430
Financials Index Fund	9,942
Health Care Index Fund	13,472
Industrials Index Fund	8,809
Information Technology Index Fund	15,418
Materials Index Fund	14,292
Telecommunication Services Index Fund	13,612
Utilities Index Fund	46,918

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Consumer Discretionary Index Fund	100.0%
Consumer Staples Index Fund	100.0
Energy Index Fund	100.0
Financials Index Fund	63.8
Health Care Index Fund	100.0
Industrials Index Fund	100.0
Information Technology Index Fund	100.0
Materials Index Fund	100.0
Telecommunication Services Index Fund	100.0
Utilities Index Fund	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2012
	One	Five	Since
	Year	Years	Inception[1]
Consumer Discretionary ETF
Returns Before Taxes	22.18%	5.28%	5.48%
Returns After Taxes on Distributions	21.93	5.08	5.32
Returns After Taxes on Distributions and Sale of Fund Shares	14.67	4.48	4.73

Consumer Staples ETF
Returns Before Taxes	16.80%	8.39%	8.88%
Returns After Taxes on Distributions	16.40	8.03	8.57
Returns After Taxes on Distributions and Sale of Fund Shares	11.37	7.20	7.76

Energy ETF
Returns Before Taxes	4.60%	1.89%	11.10%
Returns After Taxes on Distributions	4.35	1.68	10.91
Returns After Taxes on Distributions and Sale of Fund Shares	3.31	1.58	9.83

Financials ETF
Returns Before Taxes	15.87%	–9.77%	–3.10%
Returns After Taxes on Distributions	15.34	–10.17	–3.49
Returns After Taxes on Distributions and Sale of Fund Shares	10.57	–8.11	–2.61

Health Care ETF
Returns Before Taxes	20.07%	5.25%	5.27%
Returns After Taxes on Distributions	19.76	4.97	5.07
Returns After Taxes on Distributions and Sale of Fund Shares	13.37	4.46	4.55

Industrials ETF
Returns Before Taxes	15.04%	0.00%	5.71%
Returns After Taxes on Distributions	14.70	–0.26	5.49
Returns After Taxes on Distributions and Sale of Fund Shares	10.16	–0.04	4.94

Information Technology ETF
Returns Before Taxes	23.65%	5.05%	4.81%
Returns After Taxes on Distributions	23.50	4.95	4.72
Returns After Taxes on Distributions and Sale of Fund Shares	15.52	4.32	4.16

Materials ETF
Returns Before Taxes	5.09%	1.60%	7.66%
Returns After Taxes on Distributions	4.76	1.28	7.37
Returns After Taxes on Distributions and Sale of Fund Shares	3.70	1.31	6.68

Telecommunication Services ETF
Returns Before Taxes	12.33%	0.32%	7.19%
Returns After Taxes on Distributions	11.80	–0.11	6.81
Returns After Taxes on Distributions and Sale of Fund Shares	8.59	0.20	6.22

Utilities ETF
Returns Before Taxes	11.20%	2.90%	8.87%
Returns After Taxes on Distributions	10.58	2.34	8.33
Returns After Taxes on Distributions and Sale of Fund Shares	8.04	2.40	7.73

1 For Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology, Materials, and Utilities, January 26, 2004; for Energy, Industrials, and Telecommunication Services, September 23, 2004.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

■ Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

■ Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemptions, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2012
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/29/2012	8/31/2012	Period[1]
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$1,048.50	$0.57
	ETF	1,000.00	1,048.49	0.57
Consumer Staples	Admiral	$1,000.00	$1,077.33	$0.58
	ETF	1,000.00	1,077.22	0.52
Energy	Admiral	$1,000.00	$947.86	$0.44
	ETF	1,000.00	947.90	0.49
Financials	Admiral	$1,000.00	$1,041.95	$0.51
	ETF	1,000.00	1,042.18	0.57
Health Care	Admiral	$1,000.00	$1,084.80	$0.53
	ETF	1,000.00	1,084.68	0.53
Industrials	Admiral	$1,000.00	$988.37	$0.50
	ETF	1,000.00	988.34	0.50
Information Technology	Admiral	$1,000.00	$1,025.10	$0.56
	ETF	1,000.00	1,025.14	0.51
Materials	Admiral	$1,000.00	$975.76	$0.45
	ETF	1,000.00	975.91	0.50
Telecommunication Services	Admiral	$1,000.00	$1,102.66	$0.53
	ETF	1,000.00	1,102.77	0.53
Utilities	Admiral	$1,000.00	$1,061.36	$0.52
	ETF	1,000.00	1,061.02	0.52
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.65	0.56
Consumer Staples	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.70	0.51
Energy	Admiral	$1,000.00	$1,024.75	$0.46
	ETF	1,000.00	1,024.70	0.51
Financials	Admiral	$1,000.00	$1,024.70	$0.51
	ETF	1,000.00	1,024.65	0.56
Health Care	Admiral	$1,000.00	$1,024.70	$0.51
	ETF	1,000.00	1,024.70	0.51
Industrials	Admiral	$1,000.00	$1,024.70	$0.51
	ETF	1,000.00	1,024.70	0.51
Information Technology	Admiral	$1,000.00	$1,024.65	$0.56
	ETF	1,000.00	1,024.70	0.51
Materials	Admiral	$1,000.00	$1,024.75	$0.46
	ETF	1,000.00	1,024.70	0.51
Telecommunication Services	Admiral	$1,000.00	$1,024.70	$0.51
	ETF	1,000.00	1,024.70	0.51
Utilities	Admiral	$1,000.00	$1,024.70	$0.51
	ETF	1,000.00	1,024.70	0.51

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.11% for the Consumer Discretionary Index Fund Admiral Shares and 0.11% for the ETF Shares; 0.11% for the Consumer Staples Index Fund Admiral Shares and 0.10% for the ETF Shares; 0.09% for the Energy Index Fund Admiral Shares and 0.10% for the ETF Shares; 0.10% for the Financials Index Fund Admiral Shares and 0.11% for the ETF Shares; 0.10% for the Health Care Index Fund Admiral Shares and 0.10% for the ETF Shares; 0.10% for the Industrials Index Fund Admiral Shares and 0.10% for the ETF Shares; 0.11% for the Information Technology Index Fund Admiral Shares and 0.10% for the ETF Shares; 0.09% for the Materials Index Fund Admiral Shares and 0.10% for the ETF

Shares; 0.10% for the Telecommunication Services Index Fund Admiral Shares and 0.10% for the ETF Shares; and 0.10% for the Utilities Index Fund Admiral Shares and 0.10% for the ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Consumer Discretionary Index Fund, Consumer Staples Index Fund, Energy Index Fund, Financials Index Fund, Health Care Index Fund, Industrials Index Fund, Information Technology Index Fund, Materials Index Fund, Telecommunication Services Index Fund, and Utilities Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive LLP (automotive components); Senior Advisor at New Mountain Capital; Trustee of The Conference Board.

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Member of the National Commission on the Humanities and Social Sciences; Trustee of Carnegie Corporation of New York and of the National Constitution Center; Chair of the U.S. Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson

(pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

Mark Loughridge
Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Senior Vice President and Chief Financial Officer at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee.

Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Director of TIFF Advisory Services, Inc. (investment advisor); Member of the Investment Advisory Committees of the Financial Industry Regulatory Authority (FINRA) and of Major League Baseball.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Board of the Federal Reserve Bank of Cleveland and of University Hospitals of Cleveland; Advisory Chairman of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of SPX Corporation (multi-industry manufacturing); Overseer of the Amos Tuck School of Business Administration at Dartmouth College; Advisor to the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley	Michael S. Miller
Kathleen C. Gubanich	James M. Norris
Paul A. Heller	Glenn W. Reed
Martha G. King	George U. Sauter
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by the	You can review and copy information about your fund
fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and	available on the SEC’s website, and you can receive
MSCI bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the prospectus	request in either of two ways: via e-mail addressed to
or the Statement of Additional Information contains a more	publicinfo@sec.gov or via regular mail addressed to the
detailed description of the limited relationship MSCI has	Public Reference Section, Securities and Exchange
with The Vanguard Group and any related funds.	Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4830 102012

Annual Report | August 31, 2012

Vanguard Extended Duration Treasury
Index Fund

> For the fiscal year ended August 31, 2012, Vanguard Extended Duration Treasury Index Fund returned nearly 38%.

> This result reflected both investors’ strong appetite for U.S. Treasury securities and the impact of the Federal Reserve’s bond-buying program as concerns about the global economy escalated.

> The fund’s return surpassed that of its benchmark, the Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, by about 1 percentage point, a variation consistent with the fund’s sampling strategy and differences in the timing of bond prices used for the fund and the index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate.

It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Extended Duration Treasury Index Fund
Institutional Shares	2.74%	3.78%	34.14%	37.92%
ETF Shares	2.72
Market Price				37.92
Net Asset Value				37.90
Barclays U.S. Treasury STRIPS 20–30 Year Equal
Par Bond Index				36.86
General U.S. Treasury Funds Average				10.18
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury Index
Fund
Institutional Shares	$30.19	$39.55	$1.101	$0.785
ETF Shares	100.09	131.02	3.628	2.602

1

Chairman’s Letter

Dear Shareholder,

U.S. Treasury security prices soared and long-term Treasury yields reached record lows as skittish investors sought the perceived safety of U.S. government debt over the fiscal year ended August 31, 2012. These events were reflected in the performance of Vanguard Extended Duration Treasury Index Fund, which returned nearly 38% for the period. Large swings––both positive and negative––are common for the fund, as its long duration makes its share price extremely sensitive to changes in interest rates.

The fund’s return for the fiscal year exceeded that of its benchmark, the Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, by about 1 percentage point. This short-term variance, not unusual for the fund, is a result of the fund’s sampling technique and expenses, as well as differences in the timing of pricing used to calculate fund and benchmark returns.

The fund’s peer group returned a little better than 10%. Please be aware that the peer group includes Treasury bond funds with short- to intermediate-term maturities, which did not keep pace with their longer-term counterparts during the period.

2

Bonds continued their march, with yields dropping to record lows
Bonds produced solid returns for the period; the broad U.S. taxable market advanced nearly 6%. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program, known as Operation Twist. As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed several years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Fed held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

U.S. stocks shook off concerns to produce double-digit returns
U.S. stocks generated robust gains for the period, returning nearly 17%. They seemed to get a lift as the U.S. economy continued to grow, albeit at a modest rate, and avoided the “double-dip” recession that some investors had feared. Though European stocks posted strong returns in local-currency terms, this performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Investor anxiety, Fed actions sent fund’s price higher
Investor anxiety, and action by the Federal Reserve, sent long-term U.S. Treasury securities on an eventful ride over the fiscal year. Last September the Fed unveiled its Operation Twist program, an attempt to spark the economy by buying long-term Treasury bonds and driving down long-term interest rates. At the same time, investors were flocking to Treasury bonds of all maturities because of concerns about the global economy.

The Extended Duration Treasury Index Fund traced an uneven path en route to its 12-month return of about 38%. The fund returned 23% for September as Operation Twist was launched and investors fretted over Europe’s debt crisis. The fund endured a bit of a rough patch over the winter before racing ahead again in the spring, when the European debt crisis reasserted itself and investors sought the safety of long-term Treasury bonds.

Expense Ratios
	Institutional	ETF
	Shares	Shares
Extended Duration Treasury Index Fund	0.11%	0.13%

The fund expense ratios shown are from the prospectus dated April 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the fund’s expense ratios were 0.10% for Institutional Shares and 0.12% for ETF Shares.

4

Over the course of the fiscal year, the combination of Fed action and turbulence in the financial markets helped lower the yield of 30-year U.S. Treasury bonds by 91 basis points, from 3.59% to 2.68%. At the close of the reporting period, August 31, the fund’s Institutional Shares had an SEC yield of 2.74%. While yields vacillated somewhat over the period, the overall trend has been distinctly downward. The SEC yield was 3.19% six months earlier and 3.83% a year ago. Of course, changes in bond yields move inversely to changes in bond prices, which explains the climb in the price of the fund’s shares.

Price gains, as reflected in the Capital Returns column of the Your Fund’s Total Returns table that precedes this letter, accounted for most of the fund’s total return for the period; income from the fund’s long-term Treasury bonds accounted for the remainder.

Indexing expertise, low costs assist fund’s performance
Vanguard Extended Duration Treasury Index Fund was launched on November 28, 2007. Since the fund’s inception, its Institutional Shares have produced an average annual return of 13.57%. This result is a testament to

Total Returns
Inception Through August 31, 2012
Average
Annual Return
Extended Duration Treasury Index Fund Institutional Shares (Returns since inception:
11/28/2007)	13.57%
Barclays U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index	13.84
General U.S. Treasury Funds Average	7.57
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

the unique conditions of the financial markets over the past half-decade, a period when interest rates were driven to historical lows by central bank policies and a series of global financial shocks.

And, of course, that sort of return is far higher than what would normally be expected from a portfolio of long-term Treasury bonds.

Investment insight
A word of caution on longer-term bond funds
Yields have fallen to extraordinary levels in recent years. The lower they get, of course, the less they can fall.

In the past 12 months, the tumble in long-term interest rates powered Vanguard
Extended Duration Treasury Index Fund to an exceptional return. This result largely reflected the fund’s high degree of interest rate risk.

One way to gauge interest rate risk is to look at a bond fund’s average duration––
which you can find on the Fund Profile page in this report. (There’s also an entry on average duration in the Glossary.) A duration of one year implies that for every change in interest rates of 1 percentage point, a fund’s price will change by about
1%, though in the opposite direction; a two-year duration would imply a 2% price change, and so on.

At the end of August, Vanguard Extended Duration Treasury Index Fund had a
duration of 26.3 years. If long-term interest rates rise, the fund will experience a sharp setback.

As long-term yields tumble, there’s less room to fall

6

The fund was created for investors who need to manage the interest rate risk associated with their long-term liabilities. It has met its objective of capturing the performance of extended-duration Treasuries through the skilled and experienced management of Vanguard Fixed Income Group. Like all Vanguard bond index funds, the Extended Duration Treasury Index Fund has benefited from the advisor’s sophisticated portfolio construction and trading techniques, as well as from Vanguard’s low costs, which allow you to keep more of your fund’s returns.

Liability-driven investing is fund’s primary purpose
Vanguard Extended Duration Treasury Index Fund was created as a long-term investment tool for pension fund managers and other investors with long-term liabilities who seek to offset changes in the value of liabilities with similar changes in the value of plan assets. For these investors, the amount of total return may be less important than how that return helps maintain stability in the ratio of plan assets such as Vanguard Extended Duration Treasury Index Fund to plan liabilities.

In the roughly five years since its inception, the fund has performed as designed, offering investors a low-cost, high-quality, and transparent means of managing the gap between plan liabilities and assets.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb
Chairman and Chief Executive Officer
September 13, 2012

Extended Duration Treasury Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics
	Institutional	ETF
	Shares	Shares
Ticker Symbol	VEDTX	EDV
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	2.74%	2.72%

Financial Attributes
		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index
Number of Bonds	59	59
Yield to Maturity
(before expenses)	2.8%	2.8%
Average Coupon	0.0%	0.0%
Average Duration	26.3 years	27.2 years
Average Maturity	24.6 years	25.3 years
Short-Term
Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	1.00
Beta	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Maturity (% of portfolio)
10 - 20 Years	8.7%
20 - 30 Years	91.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 30, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.10% for Institutional Shares and 0.12% for ETF Shares.

8

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 6, 2007, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
			Periods Ended
			Since	Final Value
		One	Inception	of a $10,000
		Year	(12/6/2007)	Investment
	Extended Duration Treasury Index
	Fund ETF Shares Net Asset Value	37.90%	14.06%	$18,645
	Extended Duration Treasury Index
	Fund ETF Shares Market Price	37.92	14.08	18,659
••••••••	Barclays U.S. Treasury STRIPS 20–30
	Year Equal Par Bond Index	36.86	14.47	18,960
– – – –	General U.S. Treasury Funds Average	10.18	7.75	14,239
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/28/2007)	Investment
Extended Duration Treasury Index Fund
Institutional Shares	37.23%	13.45%	$9,113,042
Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index	36.86	13.84	9,264,342
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares as of August 31, 2012. The fee does not apply to ETF Shares.
See Financial Highlights for dividend and capital gains information.

9

Extended Duration Treasury Index Fund

Cumulative Returns of ETF Shares: December 6, 2007, Through August 31, 2012

		Since
	One	Inception
	Year	(12/6/2007)
Extended Duration Treasury Index FundETF
Shares Market Price	37.92%	86.59%
Extended Duration Treasury Index FundETF
Shares Net Asset Value	37.90	86.45
Barclays U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index	36.86	89.60
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Fiscal-Year Total Returns (%): December 6, 2007, Through August 31, 2012
		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	37.90	36.86

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Shares	11/28/2007	64.52%	4.20%	9.09%	13.29%
Fee-Adjusted Returns		63.70			13.16
ETF Shares	12/6/2007
Market Price		63.99			13.83
Net Asset Value		64.48			13.80

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares as of August 31, 2012. The fee does not apply to ETF Shares.

10

Extended Duration Treasury Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.0%)
U.S. Government Securities (100.0%)
United States Treasury Strip Coupon	0.000%	11/15/32	32,285	18,967
United States Treasury Strip Coupon	0.000%	2/15/33	26,020	15,144
United States Treasury Strip Coupon	0.000%	5/15/33	25,620	14,790
United States Treasury Strip Coupon	0.000%	8/15/33	25,330	14,492
United States Treasury Strip Coupon	0.000%	11/15/33	27,910	15,830
United States Treasury Strip Coupon	0.000%	2/15/34	27,235	15,307
United States Treasury Strip Coupon	0.000%	5/15/34	25,950	14,467
United States Treasury Strip Coupon	0.000%	8/15/34	28,060	15,492
United States Treasury Strip Coupon	0.000%	11/15/34	25,690	14,061
United States Treasury Strip Coupon	0.000%	2/15/35	28,045	15,201
United States Treasury Strip Coupon	0.000%	5/15/35	28,320	15,255
United States Treasury Strip Coupon	0.000%	8/15/35	25,170	13,433
United States Treasury Strip Coupon	0.000%	11/15/35	25,165	13,322
United States Treasury Strip Coupon	0.000%	2/15/36	21,725	11,438
United States Treasury Strip Coupon	0.000%	5/15/36	27,275	14,236
United States Treasury Strip Coupon	0.000%	8/15/36	27,700	14,330
United States Treasury Strip Coupon	0.000%	11/15/36	27,280	14,000
United States Treasury Strip Coupon	0.000%	2/15/37	24,710	12,575
United States Treasury Strip Coupon	0.000%	5/15/37	23,650	11,936
United States Treasury Strip Coupon	0.000%	8/15/37	26,040	13,026
United States Treasury Strip Coupon	0.000%	11/15/37	26,620	13,202
United States Treasury Strip Coupon	0.000%	2/15/38	27,000	13,270
United States Treasury Strip Coupon	0.000%	5/15/38	27,100	13,220
United States Treasury Strip Coupon	0.000%	8/15/38	26,040	12,599
United States Treasury Strip Coupon	0.000%	11/15/38	24,950	11,968
United States Treasury Strip Coupon	0.000%	2/15/39	30,500	14,507
United States Treasury Strip Coupon	0.000%	5/15/39	27,200	12,841
United States Treasury Strip Coupon	0.000%	8/15/39	27,355	12,808
United States Treasury Strip Coupon	0.000%	11/15/39	29,100	13,518
United States Treasury Strip Coupon	0.000%	2/15/40	27,550	12,690
United States Treasury Strip Coupon	0.000%	5/15/40	29,145	13,323
United States Treasury Strip Coupon	0.000%	8/15/40	29,000	13,138
United States Treasury Strip Coupon	0.000%	11/15/40	27,795	12,514
United States Treasury Strip Coupon	0.000%	2/15/41	30,850	13,767
United States Treasury Strip Coupon	0.000%	5/15/41	26,500	11,714
United States Treasury Strip Coupon	0.000%	8/15/41	19,000	8,333
United States Treasury Strip Coupon	0.000%	11/15/41	12,700	5,522

11

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Strip Coupon	0.000%	2/15/42	9,000	3,866
United States Treasury Strip Coupon	0.000%	5/15/42	5,000	2,122
United States Treasury Strip Principal	0.000%	2/15/36	25,925	13,933
United States Treasury Strip Principal	0.000%	2/15/37	23,850	12,383
United States Treasury Strip Principal	0.000%	5/15/37	24,305	12,515
United States Treasury Strip Principal	0.000%	2/15/38	24,600	12,325
United States Treasury Strip Principal	0.000%	5/15/38	22,995	11,433
United States Treasury Strip Principal	0.000%	2/15/39	22,685	10,965
United States Treasury Strip Principal	0.000%	5/15/39	25,235	12,107
United States Treasury Strip Principal	0.000%	8/15/39	27,125	12,929
United States Treasury Strip Principal	0.000%	11/15/39	24,850	11,707
United States Treasury Strip Principal	0.000%	2/15/40	28,575	13,359
United States Treasury Strip Principal	0.000%	5/15/40	26,800	12,395
United States Treasury Strip Principal	0.000%	8/15/40	29,430	13,471
United States Treasury Strip Principal	0.000%	11/15/40	30,105	13,677
United States Treasury Strip Principal	0.000%	2/15/41	39,985	18,015
United States Treasury Strip Principal	0.000%	5/15/41	48,975	21,847
United States Treasury Strip Principal	0.000%	8/15/41	59,260	26,135
United States Treasury Strip Principal	0.000%	11/15/41	55,635	24,306
United States Treasury Strip Principal	0.000%	2/15/42	37,775	16,282
United States Treasury Strip Principal	0.000%	5/15/42	35,785	15,292
United States Treasury Strip Principal	0.000%	8/15/42	5,000	2,113
Total U.S. Government and Agency Obligations (Cost $591,291)				789,413

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $74)	0.158%		73,861	74
Total Investments (100.0%) (Cost $591,365)				789,487
Other Assets and Liabilities (0.0%)
Other Assets				26,572
Liabilities				(26,927)
				(355)
Net Assets (100%)				789,132

12

Extended Duration Treasury Index Fund

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	563,054
Undistributed Net Investment Income	4,117
Accumulated Net Realized Gains	23,839
Unrealized Appreciation (Depreciation)	198,122
Net Assets	789,132

Institutional Shares—Net Assets
Applicable to 14,818,511 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	586,044
Net Asset Value Per Share—Institutional Shares	$39.55

ETF Shares—Net Assets
Applicable to 1,550,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	203,088
Net Asset Value Per Share—ETF Shares	$131.02

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Interest	21,419
Total Income	21,419
Expenses
The Vanguard Group—Note B
Investment Advisory Services	69
Management and Administrative—Institutional Shares	295
Management and Administrative—ETF Shares	139
Marketing and Distribution—Institutional Shares	118
Marketing and Distribution—ETF Shares	49
Custodian Fees	4
Auditing Fees	31
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	710
Net Investment Income	20,709
Realized Net Gain (Loss) on Investment Securities Sold	64,175
Change in Unrealized Appreciation (Depreciation) of Investment Securities	124,196
Net Increase (Decrease) in Net Assets Resulting from Operations	209,080

See accompanying Notes, which are an integral part of the Financial Statements.

14

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,709	19,237
Realized Net Gain (Loss)	64,175	9,230
Change in Unrealized Appreciation (Depreciation)	124,196	(1,316)
Net Increase (Decrease) in Net Assets Resulting from Operations	209,080	27,151
Distributions
Net Investment Income
Institutional Shares	(15,180)	(12,526)
ETF Shares	(5,340)	(5,732)
Realized Capital Gain[1]
Institutional Shares	(10,632)	(675)
ETF Shares	(4,033)	(360)
Total Distributions	(35,185)	(19,293)
Capital Share Transactions
Institutional Shares	41,905	103,235
ETF Shares	44,042	(43,815)
Net Increase (Decrease) from Capital Share Transactions	85,947	59,420
Total Increase (Decrease)	259,842	67,278
Net Assets
Beginning of Period	529,290	462,012
End of Period[2]	789,132	529,290

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $7,473,000 and $122,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $4,117,000 and $3,928,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
					Nov. 28,
					2007[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$30.19	$31.18	$30.69	$29.52	$30.00
Investment Operations
Net Investment Income	1.084	1.127[2]	1.173[2]	1.273[2]	1.023[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	10.162	(.948)	3.796	1.221	(.928)
Total from Investment Operations	11.246	.179	4.969	2.494	.095
Distributions
Dividends from Net Investment Income	(1.101)	(1.101)	(1.134)	(1.324)	(.575)
Distributions from Realized Capital Gains	(.785)	(.068)	(3.345)	—	—
Total Distributions	(1.886)	(1.169)	(4.479)	(1.324)	(.575)
Net Asset Value, End of Period	$39.55	$30.19	$31.18	$30.69	$29.52

Total Return[4]	37.92%	1.33%	20.84%	8.05%	0.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$586	$409	$286	$151	$258
Ratio of Total Expenses to
Average Net Assets	0.10%	0.11%	0.11%	0.11%	0.11%[5]
Ratio of Net Investment Income to
Average Net Assets	3.08%	4.42%	4.41%	3.93%	4.55%[5]
Portfolio Turnover Rate[6]	47%	22%	24%	39%	36%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.05, $0.02, $0.00, $0.01, and $0.03.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
					Dec. 6,
					2007[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$100.09	$103.39	$101.91	$98.11	$97.78
Investment Operations
Net Investment Income	3.566	3.723[2]	3.921[2]	4.317[2]	3.166[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	33.594	(3.168)	12.419	3.880	(.983)
Total from Investment Operations	37.160	.555	16.340	8.197	2.183
Distributions
Dividends from Net Investment Income	(3.628)	(3.630)	(3.752)	(4.397)	(1.853)
Distributions from Realized Capital Gains	(2.602)	(.225)	(11.108)	—	—
Total Distributions	(6.230)	(3.855)	(14.860)	(4.397)	(1.853)
Net Asset Value, End of Period	$131.02	$100.09	$103.39	$101.91	$98.11

Total Return	37.90%	1.33%	20.80%	7.98%	2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$203	$120	$176	$46	$5
Ratio of Total Expenses to
Average Net Assets	0.12%	0.13%	0.13%	0.14%	0.14%[4]
Ratio of Net Investment Income to
Average Net Assets	3.06%	4.40%	4.39%	3.90%	4.52%[4]
Portfolio Turnover Rate[5]	47%	22%	24%	39%	36%

1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.18, $0.07, $0.01, $0.02, and $0.11.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares, and ETF Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Plus Shares through August 31, 2012. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $117,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

18

Extended Duration Treasury Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	789,413	—
Temporary Cash Investments	74	—	—
Total	74	789,413	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $23,434,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $5,079,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $11,834,000 of ordinary income and $16,440,000 of long-term capital gains available for distribution.

At August 31, 2012, the cost of investment securities for tax purposes was $591,417,000. Net unrealized appreciation of investment securities for tax purposes was $198,070,000, consisting of unrealized gains of $198,180,000 on securities that had risen in value since their purchase and $110,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $450,175,000 of investment securities and sold $400,229,000 of investment securities, other than temporary cash investments. Total purchases and sales include $127,351,000 and $83,330,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares

19

Extended Duration Treasury Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[1]	230,424	6,632	129,441	5,304
Issued in Lieu of Cash Distributions	24,832	684	12,810	503
Redeemed	(213,351)	(6,052)	(39,016)	(1,434)
Net Increase (Decrease) —Institutional Shares	41,905	1,264	103,235	4,373
ETF Shares
Issued[1]	127,445	1,050	34,936	400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(83,403)	(700)	(78,751)	(900)
Net Increase (Decrease)—ETF Shares	44,042	350	(43,815)	(500)
1 Includes purchase fees for fiscal 2012 and 2011 of $1,072,000 and $358,000, respectively (fund totals).

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Extended Duration Treasury Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Duration Treasury Index Fund (constituting a separate portfolio of Vanguard World Fund, hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2012

Special 2012 tax information (unaudited) for Vanguard Extended Duration Treasury Index Fund

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $10,283,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100.0% of income dividends are interest-related dividends.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,150.56	$0.49
ETF Shares	1,000.00	1,150.03	0.60
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.75	$0.46
ETF Shares	1,000.00	1,024.65	0.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.09% for Institutional Shares and 0.11% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Extended Duration Treasury Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2007, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception in 2007, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the fund has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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the fund’s current prospectus.	merchantability and fitness for a particular purpose
with respect to the Barclays Index and any data
All comparative mutual fund data are from Lipper Inc. or	included therein. Barclays’ only relationship to
Morningstar, Inc., unless otherwise noted.	Vanguard and Vanguard Extended Duration Treasury
ETF is the licensing of the Barclays Index, which is
You can obtain a free copy of Vanguard’s proxy voting	determined, composed, and calculated by Barclays
guidelines by visiting vanguard.com/proxyreporting or by	without regard to Vanguard or Vanguard Extended
calling Vanguard at 800-662-2739. The guidelines are	Duration Treasury ETF. Barclays is not responsible for,
also available from the SEC’s website, sec.gov. In	and has not participated in, the determination of the
addition, you may obtain a free report on how your fund	timing of, prices of, or quantities of Vanguard Extended
voted the proxies for securities it owned during the 12	Duration Treasury ETF to be issued.
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
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request in either of two ways: via e-mail addressed to
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12750 102012

Annual Report | August 31, 2012
Vanguard Mega Cap 300 Index Funds

Vanguard Mega Cap 300 Index Fund
Vanguard Mega Cap 300 Growth Index Fund
Vanguard Mega Cap 300 Value Index Fund

> For the fiscal year ended August 31, 2012, the returns of Vanguard’s Mega Cap 300 Index Funds ranged from about 16% to about 21%.

> Each of the three funds closely tracked its benchmark index. All three also exceeded the average return of their respective peer groups.

> The information technology, consumer-oriented, and health care sectors were among the funds’ top contributors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap 300 Index Fund.	9
Mega Cap 300 Growth Index Fund.	23
Mega Cap 300 Value Index Fund.	37
Your Fund’s After-Tax Returns.	53
About Your Fund’s Expenses.	54
Trustees Approve Advisory Arrangement.	56
Glossary.	57

Mega Cap 300 Index Fund
Mega Cap 300 Growth Index Fund
Mega Cap 300 Value Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate.

It was featured in a movie based on Patrick O’Brian’s sea novels, set amid the Napoleonic wars. Vanguard was named for another ship of that era, the HMS Vanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2012

Total
Returns
Vanguard Mega Cap 300 Index Fund
Institutional Shares	18.63%
ETF Shares
Market Price	18.77
Net Asset Value	18.58
MSCI US Large Cap 300 Index	18.72
Large-Cap Core Funds Average	14.95
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	21.00%
ETF Shares
Market Price	21.00
Net Asset Value	20.98
MSCI US Large Cap Growth Index	21.12
Large-Cap Growth Funds Average	14.07
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	16.19%
ETF Shares
Market Price	16.25
Net Asset Value	16.13
MSCI US Large Cap Value Index	16.27
Large-Cap Value Funds Average	14.59
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

During the 12 months ended August 31, 2012, Vanguard’s three Mega Cap 300 Index Funds produced returns ranging from about 16% to about 21%. Each fund successfully tracked its target MSCI index and surpassed the average return of its peer group.

The fiscal year was a strong one for large-capitalization stocks of all flavors, as their results exceeded those of both small- and mid-cap stocks. The Mega Cap 300 Growth Index Fund led the Mega Cap trio with a return of about 21%. The Mega Cap 300 Index Fund, which holds both growth and value stocks, came in second with about 19%. Both of these funds led the broad U.S. stock market’s return, which was just under 17%, as measured by the Dow Jones U.S. Total Stock Market Index. The Mega Cap 300 Value Index Fund’s 16% return was closer to that of the broader market.

Please note that we announced on October 2 that the Mega Cap 300 Index Funds will adopt new target benchmarks as part of a broader transition affecting a total of 22 of our index funds. The transition, which will take place over several months, is expected to lead to significant long-term savings on licensing fees paid to index providers.

The new benchmarks for the Mega Cap 300 Index Funds will be supplied by the University of Chicago’s Center for Research in Security Prices (CRSP). At the time of the benchmark changes, the funds

2

will get updated names: Vanguard Mega Cap Index, Vanguard Mega Cap Growth Index, and Vanguard Mega Cap Value Index.

If you hold fund shares in a taxable account, you may wish to review the information on the funds’ after-tax returns that appears later in this report.

U.S. stocks shook off concerns to produce double-digit returns
Although the market was notably volatile during the first half of the fiscal year, U.S. stocks stayed on course toward robust gains. They seemed to get a lift as the domestic economy continued to grow, albeit at a modest rate, avoiding the “double-dip” recession that some investors had feared.

Though European stocks posted strong returns in local-currency terms, their performance was much more modest when converted into U.S. dollars—a result of the dollar’s strengthening against the euro during the 12 months. Signs of slowing economic growth restrained returns for emerging markets and the developed markets of the Pacific region.

Questions about the finances of European governments and banks continued to preoccupy investors. Although the situation in Europe is very fluid, Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.33%	13.82%	1.47%
Russell 2000 Index (Small-caps)	13.40	13.89	1.90
Dow Jones U.S. Total Stock Market Index	16.74	13.87	1.73
MSCI All Country World Index ex USA (International)	-1.92	3.64	-3.59

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.78%	6.51%	6.66%
Barclays Municipal Bond Index (Broad tax-exempt
market)	8.78	7.02	6.24
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.71

CPI
Consumer Price Index	1.69%	2.20%	2.07%

3

Bonds continued their march, as yields dropped to record lows
Bonds produced solid returns; the broad U.S. taxable market advanced nearly 6% for the 12 months. Long-term U.S. Treasuries were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

As it has since December 2008, the Federal Reserve Board held its target for the shortest-term interest rates between 0% and 0.25%, keeping a tight lid on the returns from money market funds and savings accounts.

The IT and consumer sectors boosted large-cap growth stocks
Despite a few bumps at the beginning of the period and in the spring—primarily resulting from anxiety about Europe’s debt crisis—the big stocks followed by the Mega Cap 300 Index Funds delivered strong 12-month results.

Expense Ratios
Your Fund Compared With Its Peer Group
	Institutional	ETF	Peer Group
	Shares	Shares	Average
Mega Cap 300 Index Fund	0.10%	0.12%	1.19%
Mega Cap 300 Growth Index Fund	0.10	0.12	1.37
Mega Cap 300 Value Index Fund	0.10	0.12	1.23

The fund expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were: for the Mega Cap 300 Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.09% for Institutional Shares and 0.12% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the Mega Cap 300 Index Fund, Large-Cap Core Funds; for the Mega Cap 300 Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap 300 Value Index Fund, Large-Cap Value Funds.

4

The funds benefited from investors’ preference for large-cap stocks, which are often considered more stable than smaller-caps, albeit not as fast-growing. Still, investors also sought out opportunities for growth. Large-cap growth stocks did better than their value counterparts, and the Mega Cap 300 Index Fund, which holds both growth and value stocks, outpaced the Mega Cap 300 Value Index Fund.

The Mega Cap 300 Growth Index Fund’s best performers were its information technology stocks, which contributed about 46% to its return for the period. Computer hardware companies did

Total Returns
Inception Through August 31, 2012
Average
Annual Return
Mega Cap 300 Index Fund Institutional Shares (Returns since inception: 2/22/2008)	3.20%
MSCI US Large Cap 300 Index	3.24
Large-Cap Core Funds Average	1.81
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Mega Cap 300 Growth Index Fund Institutional Shares (Returns since inception: 4/3/2008)	5.64%
MSCI US Large Cap Growth Index	5.71
Large-Cap Growth Funds Average	2.88
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Mega Cap 300 Value Index Fund Institutional Shares (Returns since inception: 3/5/2008)	1.06%
MSCI US Large Cap Value Index	1.04
Large-Cap Value Funds Average	1.05
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

exceptionally well, as sales of computer tablets and mobile devices continued to soar. The fund’s consumer-related stocks, such as media companies and large chain retailers specializing in food and other staples, turned in impressive results, too.

The Mega Cap 300 Index Fund, which also held a sizable allotment in the tech and consumer-related sectors, benefited as well from its health care holdings. Pharmaceutical companies with strong product lineups and attractive yields delivered strong results, as did biotech firms.

The Mega Cap 300 Value Index Fund trailed the two other funds but still produced a respectable gain of about 16%. Its largest sector holding, financials, contributed most to its returns. Although financial companies have struggled since the 2008 credit crisis, they rebounded over the past year. Some of the sector’s best results came from insurance companies, commercial banks, and real estate investment trusts (REITs).

Despite their solid performance, financials lagged the performance of other sectors in the broad market, including IT. Other areas in which the fund had substantial holdings, such as energy, also trailed the stock market as a whole.

The funds mark five years spent successfully tracking their targets
Vanguard’s Mega Cap 300 Index Funds mark an important milestone this year—the fifth anniversary of their ETF Shares. Since their inception in 2007, the funds have navigated through some of the most challenging stock market environments of our time. Despite these volatile conditions, the three Mega Cap 300 Index Funds have consistently met their goal of closely tracking their respective target indexes.

The funds’ success in this regard is a tribute to their investment advisor, Vanguard Equity Investment Group, whose sophisticated portfolio construction and management techniques reflect more than 30 years of indexing experience. The advisor has been aided in this task by each fund’s low expenses.

The rise of index funds and the merits of active management
Today, index funds enjoy a degree of acceptance that was unimaginable some 35 years ago, when we introduced the first index mutual fund for individual investors. In the past five years, according to research company Strategic Insight, stock fund investors have directed just about all of their net new investments into index funds, both the conventional variety and exchange-traded funds, or ETFs.

6

The benefits of index funds such as the Mega Cap 300 Index Funds are crystal-clear: low costs, diversification across a market segment or segments, and limited deviation from the returns of benchmark indexes. But what about actively managed funds? Although Vanguard is a prominent indexing leader, we also offer actively managed funds that give investors the chance to outperform market indexes. Make no mistake: Outperformance is hard to come by. Nevertheless, we believe we can enhance investors’ chances of success by searching the globe for best-in-class investment managers and offering their services to our clients at a low cost.

Whether your portfolio includes index funds, active funds, or a combination, we believe a few basic principles can help put you in a position to meet your long-term financial goals. Consider a balanced portfolio diversified with stocks, bonds, and cash; save more than you think you’ll need; keep an eye on costs; and have a plan and stick with it.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 2, 2012

7

Your Fund’s Performance at a Glance
August 31, 2011, Through August 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap 300 Index Fund
Institutional Shares	$82.40	$95.66	$1.853	$0.000
ETF Shares	41.80	48.52	0.928	0.000
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	$92.75	$110.67	$1.364	$0.000
ETF Shares	46.87	55.92	0.687	0.000
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	$73.55	$82.90	$2.292	$0.000
ETF Shares	37.09	41.80	1.143	0.000

8

Mega Cap 300 Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMCTX	MGC
Expense Ratio[1]	0.10%	0.12%
30-Day SEC Yield	2.26%	2.22%

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund	300 Index	Index
Number of Stocks	301	301	3,678
Median Market Cap	$69.1B	$69.1B	$34.9B
Price/Earnings Ratio	15.2x	15.2x	16.3x
Price/Book Ratio	2.2x	2.2x	2.1x
Return on Equity	20.3%	20.1%	18.1%
Earnings Growth Rate	11.3%	11.2%	10.5%
Dividend Yield	2.2%	2.2%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	19%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund 300 Index		Index
Consumer Discretionary	10.6%	10.6%	12.1%
Consumer Staples	11.7	11.8	9.8
Energy	11.5	11.6	10.2
Financials	13.9	13.8	15.9
Health Care	11.9	11.9	11.7
Industrials	9.7	9.7	10.6
Information Technology	21.1	21.0	19.5
Materials	3.0	3.0	3.8
Telecommunication
Services	3.5	3.5	2.8
Utilities	3.1	3.1	3.6

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Large Cap	Market
	300 Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	5.5%
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.6
Microsoft Corp.	Systems Software	2.1
Chevron Corp.	Integrated Oil &
	Gas	2.0
General Electric Co.	Industrial
	Conglomerates	1.9
AT&T Inc.	Integrated
	Telecommunication
	Services	1.9
International Business	IT Consulting &
Machines Corp.	Other Services	1.9
Johnson & Johnson	Pharmaceuticals	1.6
Procter & Gamble Co.	Household
	Products	1.6
Google Inc. Class A	Internet Software &
	Services	1.6
Top Ten		23.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.12% for ETF Shares.

9

Mega Cap 300 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(12/17/2007)	Investment
	Mega Cap 300 Index Fund ETF
	Shares Net Asset Value	18.58%	1.66%	$10,805
	Mega Cap 300 Index Fund ETF
	Shares Market Price	18.77	1.68	10,818
••••••••	MSCI US Large Cap 300 Index	18.72	1.74	10,845
– – – –	Large-Cap Core Funds Average	14.95	0.30	10,144
	Dow Jones U.S. Total Stock Market
	Index	16.74	2.15	11,054
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(2/22/2008)	Investment
Mega Cap 300 Index Fund Institutional
Shares	18.63%	3.20%	$5,764,296
MSCI US Large Cap 300 Index	18.72	3.24	5,776,466
Dow Jones U.S. Total Stock Market Index	16.74	3.60	5,866,529
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information

10 .

Mega Cap 300 Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2012
		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Index Fund
ETF Shares Market Price	18.77%	8.18%
Mega Cap 300 Index Fund
ETF Shares Net Asset Value	18.58	8.05
MSCI US Large Cap 300 Index	18.72	8.45
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	2/22/2008	6.23%	2.44%
ETF Shares	12/17/2007
Market Price		6.18	0.89
Net Asset Value		6.20	0.89

11

Mega Cap 300 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.2%)
Consumer Discretionary (10.6%)
	McDonald’s Corp.	61,985	5,547
*	Amazon.com Inc.	21,986	5,458
	Home Depot Inc.	93,362	5,298
	Walt Disney Co.	103,624	5,126
	Comcast Corp. Class A	127,236	4,266
	News Corp. Class A	112,260	2,626
	Target Corp.	38,318	2,456
	Time Warner Inc.	58,552	2,433
	Starbucks Corp.	46,682	2,316
	NIKE Inc. Class B	22,453	2,186
*	DIRECTV	39,972	2,082
	TJX Cos. Inc.	45,203	2,070
	Lowe’s Cos. Inc.	72,552	2,066
	Ford Motor Co.	216,984	2,027
*	priceline.com Inc.	3,029	1,831
	Yum! Brands Inc.	28,019	1,785
	Time Warner Cable Inc.	19,113	1,698
	Viacom Inc. Class B	29,070	1,454
	CBS Corp. Class B	36,856	1,339
	Comcast Corp.	36,863	1,212
	Johnson Controls Inc.	41,426	1,127
	Las Vegas Sands Corp.	25,446	1,079
	Coach Inc.	17,511	1,018
*	General Motors Co.	47,642	1,017
	Macy’s Inc.	25,205	1,016
*	Bed Bath & Beyond Inc.	14,188	953
	Carnival Corp.	27,199	943
	Omnicom Group Inc.	16,602	853
	VF Corp.	5,384	822
	McGraw-Hill Cos. Inc.	15,360	787
*	AutoZone Inc.	2,133	771
	Limited Brands Inc.	15,329	745
	Kohl’s Corp.	14,058	734
	Gap Inc.	19,315	692
*	Liberty Media Corp. -
	Liberty Capital Class A	6,483	676
*	Dollar General Corp.	13,143	671

			Market
			Value
		Shares	($000)
	Marriott International
	Inc. Class A	16,252	612
	Ralph Lauren Corp. Class A	3,742	594
	Wynn Resorts Ltd.	4,888	504
*	Discovery Communications
	Inc. Class A	8,897	488
	Staples Inc.	42,169	461
	DISH Network Corp. Class A	12,696	406
	Best Buy Co. Inc.	18,281	324
*	Discovery Communications
	Inc.	6,258	324
	News Corp. Class B	13,624	321
			73,214
Consumer Staples (11.8%)
	Procter & Gamble Co.	167,124	11,229
	Philip Morris International
	Inc.	104,246	9,309
	Coca-Cola Co.	247,918	9,272
	Wal-Mart Stores Inc.	113,519	8,241
	PepsiCo Inc.	95,584	6,923
	Kraft Foods Inc.	103,252	4,288
	Altria Group Inc.	124,492	4,228
	CVS Caremark Corp.	78,180	3,561
	Colgate-Palmolive Co.	29,185	3,103
	Costco Wholesale Corp.	26,468	2,590
	Kimberly-Clark Corp.	23,957	2,003
	Walgreen Co.	52,628	1,882
	General Mills Inc.	39,473	1,552
	HJ Heinz Co.	19,467	1,085
	Sysco Corp.	35,573	1,078
	Archer-Daniels-Midland Co.	40,263	1,077
	Whole Foods Market Inc.	10,635	1,029
	Lorillard Inc.	8,031	1,008
	Reynolds American Inc.	21,036	970
	Mead Johnson Nutrition Co.	12,393	909
	Estee Lauder Cos. Inc.
	Class A	14,356	861
	Kellogg Co.	15,214	771
	Kroger Co.	33,226	740
	Hershey Co.	9,532	685

12

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
	ConAgra Foods Inc.	25,105	630
	Clorox Co.	7,502	546
	Brown-Forman Corp. Class B	7,435	476
	Campbell Soup Co.	11,637	409
	Avon Products Inc.	26,460	409
	Molson Coors Brewing Co.
	Class B	9,134	407
			81,271
Energy (11.5%)
	Exxon Mobil Corp.	285,224	24,900
	Chevron Corp.	120,313	13,494
	Schlumberger Ltd.	81,325	5,886
	Occidental Petroleum Corp.	49,463	4,205
	ConocoPhillips	73,283	4,162
	Anadarko Petroleum Corp.	30,465	2,110
	Apache Corp.	24,174	2,073
	National Oilwell Varco Inc.	25,991	2,048
	Halliburton Co.	56,287	1,844
	EOG Resources Inc.	16,449	1,781
	Phillips 66	36,274	1,524
	Devon Energy Corp.	23,361	1,351
	Williams Cos. Inc.	38,651	1,247
	Kinder Morgan Inc.	34,237	1,225
	Baker Hughes Inc.	26,628	1,214
	Marathon Oil Corp.	42,828	1,191
	Spectra Energy Corp.	39,624	1,120
	Marathon Petroleum Corp.	20,789	1,076
	Valero Energy Corp.	33,777	1,056
	Noble Energy Inc.	10,848	954
	Hess Corp.	18,760	948
*	Cameron International Corp.	14,979	820
	Chesapeake Energy Corp.	40,314	780
*	Southwestern Energy Co.	21,239	661
	Noble Corp.	15,345	585
	Murphy Oil Corp.	11,208	575
*	Weatherford International
	Ltd.	46,151	543
	Diamond Offshore Drilling Inc.	4,230	283
	Peabody Energy Corp.	348	8
			79,664
Financials (13.9%)
	Wells Fargo & Co.	310,950	10,582
	JPMorgan Chase & Co.	233,151	8,659
	Citigroup Inc.	179,483	5,332
	Bank of America Corp.	661,532	5,286
*	Berkshire Hathaway Inc.
	Class B	56,559	4,770
	US Bancorp	115,540	3,860
	American Express Co.	63,189	3,684
	Goldman Sachs Group Inc.	28,612	3,025
	Simon Property Group Inc.	18,736	2,973
	PNC Financial Services
	Group Inc.	32,246	2,004
	Capital One Financial Corp.	32,294	1,826

		Market
		Value
	Shares	($000)
MetLife Inc.	51,839	1,769
American Tower Corporation	24,076	1,695
Bank of New York Mellon
Corp.	73,318	1,653
Prudential Financial Inc.	28,480	1,552
Travelers Cos. Inc.	23,920	1,549
ACE Ltd.	20,654	1,523
BlackRock Inc.	8,052	1,420
* American International
Group Inc.	39,681	1,362
Morgan Stanley	90,306	1,355
BB&T Corp.	42,429	1,338
Aflac Inc.	28,426	1,313
Public Storage	8,859	1,290
Discover Financial Services	32,251	1,249
State Street Corp.	29,686	1,235
Chubb Corp.	16,499	1,219
Ventas Inc.	18,190	1,191
HCP Inc.	25,946	1,190
Marsh & McLennan
Cos. Inc.	33,291	1,138
Allstate Corp.	30,323	1,130
Equity Residential	18,269	1,103
Franklin Resources Inc.	9,199	1,080
CME Group Inc.	19,205	1,054
Annaly Capital
Management Inc.	59,466	1,029
Boston Properties Inc.	9,135	1,024
Aon plc	18,798	977
T. Rowe Price Group Inc.	15,556	956
Prologis Inc.	27,943	955
Charles Schwab Corp.	65,760	887
Fifth Third Bancorp	55,972	847
Vornado Realty Trust	10,135	823
SunTrust Banks Inc.	32,639	822
Weyerhaeuser Co.	32,663	814
Loews Corp.	19,317	785
Ameriprise Financial Inc.	13,503	742
Progressive Corp.	35,350	690
Invesco Ltd.	27,150	643
Northern Trust Corp.	13,205	613
M&T Bank Corp.	6,923	602
General Growth
Properties Inc.	25,635	528
Hartford Financial Services
Group Inc.	25,680	460
TD Ameritrade Holding Corp.	13,328	228
		95,834
Health Care (12.0%)
Johnson & Johnson	167,834	11,317
Pfizer Inc.	456,731	10,898
Merck & Co. Inc.	185,486	7,985
Abbott Laboratories	96,260	6,309
Amgen Inc.	47,445	3,982
UnitedHealth Group Inc.	63,594	3,453

13

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
	Bristol-Myers Squibb Co.	103,005	3,400
*	Express Scripts Holding Co.	49,631	3,108
	Eli Lilly & Co.	63,721	2,862
*	Gilead Sciences Inc.	46,207	2,666
	Medtronic Inc.	63,396	2,578
*	Biogen Idec Inc.	13,879	2,034
	Baxter International Inc.	34,098	2,001
*	Celgene Corp.	26,863	1,935
	Covidien plc	29,415	1,649
	Allergan Inc.	18,989	1,635
	Thermo Fisher Scientific Inc.	22,411	1,285
*	Alexion Pharmaceuticals Inc.	11,879	1,274
	McKesson Corp.	14,368	1,252
	WellPoint Inc.	20,370	1,220
*	Intuitive Surgical Inc.	2,422	1,191
	Stryker Corp.	18,548	988
	Becton Dickinson and Co.	12,371	940
	Cardinal Health Inc.	21,036	832
	Aetna Inc.	21,323	819
	Cigna Corp.	17,593	805
	Agilent Technologies Inc.	21,135	785
	St. Jude Medical Inc.	19,410	733
	Humana Inc.	9,982	699
	Zimmer Holdings Inc.	10,838	670
*	Forest Laboratories Inc.	16,156	560
*	Boston Scientific Corp.	88,208	476
	HCA Holdings Inc.	10,747	307
			82,648
Industrials (9.7%)
	General Electric Co.	648,630	13,433
	United Technologies Corp.	52,799	4,216
	3M Co.	40,154	3,718
	Union Pacific Corp.	29,214	3,548
	Caterpillar Inc.	40,192	3,430
	United Parcel Service Inc.
	Class B	44,554	3,289
	Boeing Co.	43,698	3,120
	Honeywell International Inc.	45,475	2,658
	Emerson Electric Co.	44,695	2,267
	Danaher Corp.	35,907	1,924
	Deere & Co.	23,050	1,731
	FedEx Corp.	18,280	1,602
	Tyco International Ltd.	28,226	1,591
	Illinois Tool Works Inc.	26,495	1,571
	Lockheed Martin Corp.	16,816	1,533
	Norfolk Southern Corp.	20,090	1,456
	CSX Corp.	64,036	1,438
	Precision Castparts Corp.	8,833	1,423
	General Dynamics Corp.	18,692	1,224
	Raytheon Co.	20,336	1,149
	Cummins Inc.	11,095	1,077
	Northrop Grumman Corp.	14,606	977
	Waste Management Inc.	26,671	922
	Eaton Corp.	19,563	875
	Ingersoll-Rand plc	18,095	846
	PACCAR Inc.	20,631	823

			Market
			Value
		Shares	($000)
	Parker Hannifin Corp.	9,181	734
	Stanley Black & Decker Inc.	9,907	652
	Dover Corp.	11,174	646
	Rockwell Automation Inc.	8,665	624
	C.H. Robinson
	Worldwide Inc.	9,940	563
	Fluor Corp.	10,282	530
	Republic Services Inc.
	Class A	19,135	529
	Expeditors International of
	Washington Inc.	12,891	472
	Rockwell Collins Inc.	8,668	424
			67,015
Information Technology (21.1%)
	Apple Inc.	57,331	38,139
	Microsoft Corp.	462,804	14,264
	International Business
	Machines Corp.	66,833	13,022
*	Google Inc. Class A	16,016	10,972
	Intel Corp.	309,682	7,689
	Oracle Corp.	242,778	7,684
	QUALCOMM Inc.	106,015	6,516
	Cisco Systems Inc.	326,729	6,234
	Visa Inc. Class A	32,443	4,161
*	EMC Corp.	129,863	3,414
*	eBay Inc.	71,285	3,384
	Mastercard Inc. Class A	6,646	2,811
	Accenture plc Class A	39,387	2,426
	Hewlett-Packard Co.	120,272	2,030
	Texas Instruments Inc.	69,677	2,023
	Automatic Data
	Processing Inc.	29,855	1,734
*	Cognizant Technology
	Solutions Corp. Class A	18,579	1,194
*	Salesforce.com Inc.	8,110	1,177
	Corning Inc.	92,611	1,110
	Broadcom Corp. Class A	30,366	1,079
*	Yahoo! Inc.	70,642	1,035
	Intuit Inc.	17,049	998
*	Dell Inc.	90,717	961
*	Adobe Systems Inc.	30,272	947
	Applied Materials Inc.	78,569	919
	TE Connectivity Ltd.	25,933	912
*	Citrix Systems Inc.	11,292	877
*	Symantec Corp.	44,389	791
	Motorola Solutions Inc.	16,040	765
*	NetApp Inc.	22,134	764
	Altera Corp.	19,617	732
	Analog Devices Inc.	18,122	720
	Western Union Co.	37,747	665
	Paychex Inc.	19,847	660
	Xerox Corp.	82,184	606
*	Juniper Networks Inc.	32,030	559
	CA Inc.	20,680	538
*	Facebook Inc. Class A	27,072	490
*	VMware Inc. Class A	4,993	445

14

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
	Activision Blizzard Inc.	27,576	324
	Marvell Technology
	Group Ltd.	30,451	310
			146,081
Materials (3.0%)
	EI du Pont de Nemours
	& Co.	57,579	2,865
	Monsanto Co.	32,579	2,838
	Dow Chemical Co.	73,686	2,160
	Freeport-McMoRan Copper
	& Gold Inc.	57,909	2,091
	Praxair Inc.	18,225	1,923
	Newmont Mining Corp.	30,128	1,527
	Ecolab Inc.	17,828	1,141
	Air Products & Chemicals
	Inc.	12,901	1,065
	Mosaic Co.	18,053	1,045
	PPG Industries Inc.	9,250	1,018
	LyondellBasell Industries
	NV Class A	19,202	938
	International Paper Co.	25,266	873
	Nucor Corp.	19,282	726
	Alcoa Inc.	64,874	555
			20,765
Telecommunication Services (3.5%)
	AT&T Inc.	357,641	13,104
	Verizon Communications
	Inc.	174,031	7,473
	CenturyLink Inc.	37,905	1,602
*	Crown Castle International
	Corp.	18,123	1,150
*	Sprint Nextel Corp.	182,400	884
			24,213
Utilities (3.1%)
	Duke Energy Corp.	42,943	2,782
	Southern Co.	53,518	2,426
	Exelon Corp.	52,009	1,897
	Dominion Resources Inc.	34,853	1,829
	NextEra Energy Inc.	24,175	1,627
	American Electric Power
	Co. Inc.	29,419	1,265
	PG&E Corp.	26,078	1,132
	FirstEnergy Corp.	25,451	1,112
	Consolidated Edison Inc.	17,822	1,080
	PPL Corp.	35,250	1,034
	Public Service Enterprise
	Group Inc.	30,794	975
	Sempra Energy	13,969	925
	Xcel Energy Inc.	29,624	826
	Edison International	18,834	825

		Market
		Value
	Shares	($000)
Entergy Corp.	10,746	731
Northeast Utilities	19,053	718
* AES Corp.	39,613	451
		21,635
Total Investments (100.2%)
(Cost $602,312)		692,340
Other Assets and Liabilities (-0.2%)
Other Assets		3,911
Liabilities		(5,186)
		(1,275)
Net Assets (100%)		691,065

At August 31, 2012, net assets consisted of:

Amount
($000)
Paid-in Capital	618,124
Undistributed Net
Investment Income	3,267
Accumulated Net Realized Losses	(20,354)
Unrealized Appreciation (Depreciation)	90,028
Net Assets	691,065

Institutional Shares—Net Assets
Applicable to 2,608,403 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	249,511
Net Asset Value Per Share—
Institutional Shares	$95.66

ETF Shares—Net Assets
Applicable to 9,100,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	441,554
Net Asset Value Per Share—
ETF Shares	$48.52

See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap 300 Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	13,707
Interest[1]	1
Security Lending	41
Total Income	13,749
Expenses
The Vanguard Group—Note B
Investment Advisory Services	77
Management and Administrative—Institutional Shares	87
Management and Administrative—ETF Shares	244
Marketing and Distribution—Institutional Shares	44
Marketing and Distribution—ETF Shares	97
Custodian Fees	26
Auditing Fees	28
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	11
Total Expenses	614
Net Investment Income	13,135
Realized Net Gain (Loss) on Investment Securities Sold	2,779
Change in Unrealized Appreciation (Depreciation) of Investment Securities	78,756
Net Increase (Decrease) in Net Assets Resulting from Operations	94,670
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap 300 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,135	8,544
Realized Net Gain (Loss)	2,779	3,860
Change in Unrealized Appreciation (Depreciation)	78,756	41,037
Net Increase (Decrease) in Net Assets Resulting from Operations	94,670	53,441
Distributions
Net Investment Income
Institutional Shares	(4,271)	(2,557)
ETF Shares	(7,334)	(5,669)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(11,605)	(8,226)
Capital Share Transactions
Institutional Shares	69,286	47,374
ETF Shares	73,460	54,073
Net Increase (Decrease) from Capital Share Transactions	142,746	101,447
Total Increase (Decrease)	225,811	146,662
Net Assets
Beginning of Period	465,254	318,592
End of Period[1]	691,065	465,254
1 Net Assets—End of Period includes undistributed net investment income of $3,267,000 and $1,737,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap 300 Index Fund

Financial Highlights

Institutional Shares
					Feb. 22,
					2008[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$82.40	$71.03	$69.95	$87.14	$91.07
Investment Operations
Net Investment Income	2.000	1.676	1.657	1.681[2]	.685
Net Realized and Unrealized Gain (Loss)
on Investments	13.113	11.379	1.033	(17.409)	(4.028)
Total from Investment Operations	15.113	13.055	2.690	(15.728)	(3.343)
Distributions
Dividends from Net Investment Income	(1.853)	(1.685)	(1.610)	(1.462)	(.587)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.853)	(1.685)	(1.610)	(1.462)	(.587)
Net Asset Value, End of Period	$95.66	$82.40	$71.03	$69.95	$87.14

Total Return	18.63%	18.38%	3.74%	-17.84%	-3.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$250	$152	$92	$102	$53
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	2.28%	2.01%	2.24%	2.59%	2.14%[3]
Portfolio Turnover Rate[4]	19%	8%	7%	10%	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mega Cap 300 Index Fund

Financial Highlights

ETF Shares
					Dec. 17,
					2007[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$41.80	$36.03	$35.49	$44.21	$49.24
Investment Operations
Net Investment Income	1.000	.842	.834	.822[2]	.441
Net Realized and Unrealized Gain (Loss)
on Investments	6.648	5.774	.517	(8.808)	(5.179)
Total from Investment Operations	7.648	6.616	1.351	(7.986)	(4.738)
Distributions
Dividends from Net Investment Income	(.928)	(.846)	(.811)	(.734)	(.292)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.928)	(.846)	(.811)	(.734)	(.292)
Net Asset Value, End of Period	$48.52	$41.80	$36.03	$35.49	$44.21

Total Return	18.58%	18.35%	3.71%	-17.85%	-9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$442	$313	$227	$199	$88
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to
Average Net Assets	2.24%	1.99%	2.22%	2.57%	2.09%[3]
Portfolio Turnover Rate[4]	19%	8%	7%	10%	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Mega Cap 300 Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investment in Vanguard Market Liquidity Fund are valued at that fund’s net assest value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $108,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

20

Mega Cap 300 Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2012, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $1,687,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $3,528,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $384,000 to offset taxable capital gains realized during the year ended August 31, 2012. At August 31, 2012, the fund had available capital losses totaling $20,325,000 to offset future net capital gains of $564,000 through August 31, 2017, $13,558,000 through August 31, 2018, and $6,203,000 through August 31, 2019.

At August 31, 2012, the cost of investment securities for tax purposes was $602,341,000. Net unrealized appreciation of investment securities for tax purposes was $89,999,000, consisting of unrealized gains of $119,523,000 on securities that had risen in value since their purchase and $29,524,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2012, the fund purchased $265,124,000 of investment securities and sold $119,209,000 of investment securities, other than temporary cash investments. Purchases and sales include $78,145,000 and $4,707,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

21

Mega Cap 300 Index Fund

F.	Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	153,417	1,640	51,121	593
Issued in Lieu of Cash Distributions	4,029	47	2,453	29
Redeemed	(88,160)	(921)	(6,200)	(70)
Net Increase (Decrease)—Institutional Shares	69,286	766	47,374	552
ETF Shares
Issued	78,168	1,700	74,109	1,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,708)	(100)	(20,036)	(500)
Net Increase (Decrease)—ETF Shares	73,460	1,600	54,073	1,200

G. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

On October 2, 2012, Vanguard announced an upcoming change in the fund’s benchmark index from MSCI US Large Cap 300 Index to CRSP US Mega Cap Index; the fund will also change its name to Vanguard Mega Cap Index Fund. The fund’s investment objective is not changing. The transition to the new benchmark is expected to be completed over several months, and will require some turnover of holdings with resulting transaction costs. Vanguard will seek to minimize trading impact through the use of efficient portfolio trading.

22

Mega Cap 300 Growth Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMGAX	MGK
Expense Ratio[1]	0.10%	0.12%
30-Day SEC Yield	1.44%	1.52%

Portfolio Characteristics
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	170	170	3,678
Median Market Cap	$61.3B	$61.3B	$34.9B
Price/Earnings Ratio	17.0x	17.0x	16.3x
Price/Book Ratio	3.8x	3.8x	2.1x
Return on Equity	25.0%	24.7%	18.1%
Earnings Growth Rate	19.8%	19.8%	10.5%
Dividend Yield	1.5%	1.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	16%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer Discretionary	17.0%	17.1%	12.1%
Consumer Staples	12.6	12.6	9.8
Energy	5.6	5.5	10.2
Financials	5.0	5.0	15.9
Health Care	9.3	9.4	11.7
Industrials	11.1	11.1	10.6
Information Technology	35.7	35.6	19.5
Materials	3.4	3.4	3.8
Telecommunication
Services	0.3	0.3	2.8
Utilities	0.0	0.0	3.6

Volatility Measures
	MSCI US	DJ
	Large Cap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	10.9%
International Business	IT Consulting &
Machines Corp.	Other Services	3.7
Google Inc. Class A	Internet Software &
	Services	3.1
Philip Morris
International Inc.	Tobacco	2.7
Coca-Cola Co.	Soft Drinks	2.7
Microsoft Corp.	Systems Software	2.7
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	2.4
Oracle Corp.	Systems Software	2.2
QUALCOMM Inc.	Communications
	Equipment	1.8
Cisco Systems Inc.	Communications
	Equipment	1.8
Top Ten		34.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.09% for Institutional Shares and 0.12% for ETF Shares.

23

Mega Cap 300 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(12/17/2007)	Investment
	Mega Cap 300 Growth Index Fund
	ETF Shares Net Asset Value	20.98%	4.12%	$12,095
	Mega Cap 300 Growth Index Fund
	ETF Shares Market Price	21.00	4.14	12,102
••••••••	MSCI US Large Cap Growth Index	21.12	4.22	12,145
– – – –	Large-Cap Growth Funds Average	14.07	1.17	10,563
	Dow Jones U.S. Total Stock Market
	Index	16.74	2.15	11,054
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(4/3/2008)	Investment
Mega Cap 300 Growth Index Fund
Institutional Shares	21.00%	5.64%	$6,369,122
MSCI US Large Cap Growth Index	21.12	5.71	6,387,436
Dow Jones U.S. Total Stock Market Index	16.74	3.40	5,795,325
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information

24

Mega Cap 300 Growth Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2012
		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Growth Index Fund
ETF Shares Market Price	21.00%	21.02%
Mega Cap 300 Growth Index Fund
ETF Shares Net Asset Value	20.98	20.95
MSCI US Large Cap Growth Index	21.12	21.45
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	4/3/2008	9.09%	4.66%
ETF Shares	12/17/2007
Market Price		9.05	3.16
Net Asset Value		9.06	3.16

25

Mega Cap 300 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (17.0%)
	McDonald’s Corp.	157,479	14,093
*	Amazon.com Inc.	55,803	13,852
	Home Depot Inc.	236,959	13,447
	Comcast Corp. Class A	379,934	12,739
	Target Corp.	97,217	6,231
	Starbucks Corp.	117,522	5,830
	News Corp. Class A	237,933	5,565
	NIKE Inc. Class B	57,088	5,558
*	DIRECTV	101,356	5,280
	TJX Cos. Inc.	114,681	5,251
*	priceline.com Inc.	7,688	4,648
	Walt Disney Co.	92,016	4,552
	Yum! Brands Inc.	71,083	4,529
	Time Warner Cable Inc.	48,322	4,292
	Viacom Inc. Class B	73,758	3,689
	Lowe’s Cos. Inc.	119,625	3,407
	CBS Corp. Class B	93,498	3,398
	Las Vegas Sands Corp.	63,694	2,700
	Coach Inc.	44,394	2,581
*	Bed Bath & Beyond Inc.	35,941	2,414
	VF Corp.	13,669	2,087
	McGraw-Hill Cos. Inc.	38,759	1,984
	News Corp. Class B	81,472	1,919
*	AutoZone Inc.	5,303	1,918
	Limited Brands Inc.	38,588	1,875
	Johnson Controls Inc.	68,735	1,870
	Gap Inc.	49,323	1,767
*	Dollar General Corp.	33,289	1,700
*	Liberty Media Corp. -
	Liberty Capital Class A	16,231	1,693
	Marriott International Inc.
	Class A	41,348	1,558
	Ralph Lauren Corp. Class A	9,510	1,509
	Omnicom Group Inc.	27,426	1,409
	Wynn Resorts Ltd.	12,439	1,283
*	Discovery Communications
	Inc. Class A	22,592	1,239

			Market
			Value
		Shares	($000)
	Comcast Corp.	36,045	1,185
*	Discovery Communications
	Inc.	15,811	819
	DISH Network Corp.
	Class A	16,189	518
			150,389
Consumer Staples (12.6%)
	Philip Morris International
	Inc.	264,691	23,637
	Coca-Cola Co.	628,764	23,516
	Wal-Mart Stores Inc.	288,115	20,917
	Colgate-Palmolive Co.	73,858	7,852
	Costco Wholesale Corp.	66,988	6,556
	PepsiCo Inc.	84,860	6,146
	Walgreen Co.	133,561	4,776
	Whole Foods Market Inc.	27,008	2,613
	Mead Johnson Nutrition Co.	31,439	2,305
	Estee Lauder Cos. Inc.
	Class A	36,766	2,204
	General Mills Inc.	50,014	1,967
	Kellogg Co.	38,719	1,961
	Kroger Co.	82,475	1,838
	Hershey Co.	23,977	1,722
	Brown-Forman Corp. Class B	18,960	1,215
	HJ Heinz Co.	17,417	971
	Clorox Co.	9,485	690
			110,886
Energy (5.6%)
	Schlumberger Ltd.	206,580	14,952
	Anadarko Petroleum Corp.	77,373	5,360
	National Oilwell Varco Inc.	66,014	5,202
	Halliburton Co.	142,973	4,684
	EOG Resources Inc.	41,826	4,530
	Williams Cos. Inc.	96,827	3,124
	Kinder Morgan Inc.	86,993	3,112
	Noble Energy Inc.	27,589	2,425
*	Cameron International Corp.	37,979	2,078
*	Southwestern Energy Co.	54,170	1,686
	Baker Hughes Inc.	23,695	1,080

26

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
*	Weatherford International
	Ltd.	41,168	484
	Diamond Offshore Drilling
	Inc.	3,696	248
			48,965
Financials (5.0%)
	American Express Co.	160,381	9,350
	Simon Property Group Inc.	46,907	7,444
	American Tower Corporation	61,163	4,306
*	Berkshire Hathaway Inc.
	Class B	49,836	4,203
	Public Storage	22,523	3,278
	Equity Residential	46,298	2,796
	T. Rowe Price Group Inc.	39,322	2,416
	Franklin Resources Inc.	15,194	1,784
	Northern Trust Corp.	33,669	1,564
	General Growth
	Properties Inc.	65,477	1,348
*	American International
	Group Inc.	35,323	1,213
	Charles Schwab Corp.	83,754	1,130
	Boston Properties Inc.	8,042	902
	Aon plc	16,868	876
	Weyerhaeuser Co.	29,064	724
	TD Ameritrade Holding Corp.	34,276	586
			43,920
Health Care (9.3%)
	Amgen Inc.	120,402	10,104
	UnitedHealth Group Inc.	160,612	8,721
*	Express Scripts Holding Co.	124,810	7,816
*	Gilead Sciences Inc.	117,332	6,769
*	Biogen Idec Inc.	35,242	5,166
	Baxter International Inc.	86,064	5,050
*	Celgene Corp.	68,280	4,919
	Covidien plc	74,609	4,182
	Allergan Inc.	47,696	4,108
	Thermo Fisher Scientific Inc.	56,898	3,263
*	Alexion Pharmaceuticals Inc.	29,769	3,191
	McKesson Corp.	36,393	3,170
*	Intuitive Surgical Inc.	6,147	3,023
	Stryker Corp.	47,273	2,518
	Becton Dickinson and Co.	31,314	2,379
	Agilent Technologies Inc.	53,562	1,990
	St. Jude Medical Inc.	48,508	1,832
	Zimmer Holdings Inc.	27,235	1,683
*	Forest Laboratories Inc.	26,825	931
	Humana Inc.	12,696	890
	HCA Holdings Inc.	27,084	773
			82,478
Industrials (11.1%)
	3M Co.	102,049	9,450
	Union Pacific Corp.	74,078	8,996
	Caterpillar Inc.	101,110	8,628

			Market
			Value
		Shares	($000)
	United Parcel Service Inc.
	Class B	112,373	8,294
	Boeing Co.	110,208	7,869
	Emerson Electric Co.	113,394	5,751
	Danaher Corp.	91,244	4,888
	Deere & Co.	58,465	4,391
	FedEx Corp.	46,249	4,053
	Tyco International Ltd.	71,754	4,045
	Illinois Tool Works Inc.	66,464	3,941
	Norfolk Southern Corp.	50,444	3,655
	CSX Corp.	160,843	3,613
	Precision Castparts Corp.	22,390	3,607
	Cummins Inc.	28,120	2,731
	Ingersoll-Rand plc	46,152	2,158
	PACCAR Inc.	52,336	2,089
	Lockheed Martin Corp.	21,444	1,954
	Dover Corp.	28,290	1,635
	Rockwell Automation Inc.	21,966	1,583
	C.H. Robinson
	Worldwide Inc.	25,249	1,429
	Fluor Corp.	26,266	1,353
	Expeditors International of
	Washington Inc.	33,001	1,208
	Rockwell Collins Inc.	21,289	1,040
			98,361
Information Technology (35.6%)
	Apple Inc.	144,794	96,323
	International Business
	Machines Corp.	169,634	33,053
*	Google Inc. Class A	40,254	27,578
	Microsoft Corp.	761,046	23,455
	Oracle Corp.	616,280	19,505
	QUALCOMM Inc.	265,364	16,309
	Cisco Systems Inc.	829,477	15,826
	Visa Inc. Class A	81,835	10,495
*	eBay Inc.	180,038	8,546
*	EMC Corp.	325,078	8,546
	Mastercard Inc. Class A	16,863	7,131
	Accenture plc Class A	100,078	6,165
	Automatic Data Processing
	Inc.	75,863	4,406
*	Cognizant Technology
	Solutions Corp. Class A	47,245	3,037
*	Salesforce.com Inc.	20,395	2,961
	Broadcom Corp. Class A	77,182	2,742
	Texas Instruments Inc.	88,383	2,567
	Intuit Inc.	43,188	2,528
*	Adobe Systems Inc.	76,235	2,384
*	Citrix Systems Inc.	28,805	2,238
*	Symantec Corp.	111,533	1,989
*	NetApp Inc.	56,213	1,941
	Motorola Solutions Inc.	40,636	1,937
	Altera Corp.	50,073	1,869
	Analog Devices Inc.	46,254	1,838

27

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
	Western Union Co.	94,860	1,671
*	Juniper Networks Inc.	81,730	1,425
*	Yahoo! Inc.	89,463	1,311
*	Facebook Inc. Class A	69,054	1,249
*	Dell Inc.	115,080	1,219
*	VMware Inc. Class A	12,874	1,146
	Activision Blizzard Inc.	69,618	819
	Marvell Technology
	Group Ltd.	74,129	755
			314,964
	Materials (3.4%)
	EI du Pont de Nemours
	& Co.	145,100	7,219
	Monsanto Co.	82,550	7,191
	Praxair Inc.	46,320	4,887
	Ecolab Inc.	44,967	2,879
	Mosaic Co.	45,770	2,650
	Newmont Mining Corp.	49,884	2,528
	Air Products &
	Chemicals Inc.	16,212	1,339
	PPG Industries Inc.	11,805	1,299
			29,992
Telecommunication Services (0.3%)
*	Crown Castle International
	Corp.	45,459	2,885
	Total Common Stocks
	(Cost $707,468)		882,840
Temporary Cash Investment (0.0%)[1]
U.S. Government and Agency Obligations (0.0%)
2	United States Treasury
	Note/Bond, 1.375%, 9/15/12
	(Cost $100)	100	100
	Total Investments (99.9%)
	(Cost $707,568)		882,940
Other Assets and Liabilities (0.1%)
	Other Assets		4,721
	Liabilities		(3,924)
			797
	Net Assets (100%)		883,737

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	739,677
Undistributed Net Investment Income	2,375
Accumulated Net Realized Losses	(33,698)
Unrealized Appreciation (Depreciation)
Investment Securities	175,372
Futures Contracts	11
Net Assets	883,737

Institutional Shares—Net Assets
Applicable to 2,033 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	225
Net Asset Value Per Share—
Institutional Shares	$110.67

ETF Shares—Net Assets
Applicable to 15,800,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	883,512
Net Asset Value Per Share—
ETF Shares	$55.92

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap 300 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	11,723
Security Lending	88
Total Income	11,811
Expenses
The Vanguard Group—Note B
Investment Advisory Services	96
Management and Administrative—Institutional Shares	37
Management and Administrative—ETF Shares	467
Marketing and Distribution—Institutional Shares	21
Marketing and Distribution—ETF Shares	168
Custodian Fees	22
Auditing Fees	28
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	20
Trustees’ Fees and Expenses	1
Total Expenses	860
Net Investment Income	10,951
Realized Net Gain (Loss)
Investment Securities Sold	16,103
Futures Contracts	27
Realized Net Gain (Loss)	16,130
Change in Unrealized Appreciation (Depreciation)
Investment Securities	111,580
Futures Contracts	11
Change in Unrealized Appreciation (Depreciation)	111,591
Net Increase (Decrease) in Net Assets Resulting from Operations	138,672

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap 300 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,951	7,212
Realized Net Gain (Loss)	16,130	4,484
Change in Unrealized Appreciation (Depreciation)	111,591	71,074
Net Increase (Decrease) in Net Assets Resulting from Operations	138,672	82,770
Distributions
Net Investment Income
Institutional Shares	(1,321)	(1,559)
ETF Shares	(8,479)	(5,586)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(9,800)	(7,145)
Capital Share Transactions
Institutional Shares	(144,116)	15,479
ETF Shares	259,697	171,720
Net Increase (Decrease) from Capital Share Transactions	115,581	187,199
Total Increase (Decrease)	244,453	262,824
Net Assets
Beginning of Period	639,284	376,460
End of Period[1]	883,737	639,284
1 Net Assets—End of Period includes undistributed net investment income of $2,375,000 and $1,224,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap 300 Growth Index Fund

Financial Highlights

Institutional Shares
					April 3,
					2008[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$92.75	$76.74	$74.21	$91.10	$92.21
Investment Operations
Net Investment Income	1.453[2]	1.227	1.180	1.053	.343
Net Realized and Unrealized Gain (Loss)
on Investments	17.831	16.067	2.465	(16.900)	(1.250)
Total from Investment Operations	19.284	17.294	3.645	(15.847)	(.907)
Distributions
Dividends from Net Investment Income	(1.364)	(1.284)	(1.115)	(1.043)	(.203)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.364)	(1.284)	(1.115)	(1.043)	(.203)
Net Asset Value, End of Period	$110.67	$92.75	$76.74	$74.21	$91.10

Total Return	21.00%	22.57%	4.84%	-17.25%	-0.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$0.2	$124	$90	$62	$97
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	1.52%	1.35%	1.39%	1.59%	1.16%[3]
Portfolio Turnover Rate[4]	16%	26%	21%	31%	9%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Mega Cap 300 Growth Index Fund

Financial Highlights

ETF Shares
					Dec. 17,
					2007[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$46.87	$38.78	$37.50	$46.04	$49.10
Investment Operations
Net Investment Income	.771[2]	.611	.586	.528	.237
Net Realized and Unrealized Gain (Loss)
on Investments	8.966	8.120	1.248	(8.548)	(3.139)
Total from Investment Operations	9.737	8.731	1.834	(8.020)	(2.902)
Distributions
Dividends from Net Investment Income	(.687)	(.641)	(.554)	(.520)	(.158)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.687)	(.641)	(.554)	(.520)	(.158)
Net Asset Value, End of Period	$55.92	$46.87	$38.78	$37.50	$46.04

Total Return	20.98%	22.54%	4.82%	-17.28%	-5.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$884	$516	$287	$536	$161
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to
Average Net Assets	1.49%	1.33%	1.37%	1.57%	1.11%[3]
Portfolio Turnover Rate[4]	16%	26%	21%	31%	9%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Mega Cap 300 Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

33

Mega Cap 300 Growth Index Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $121,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	882,840	—	—
Temporary Cash Investments	—	100	—
Futures Contracts—Assets[1]	3	—	—
Total	882,843	100	—
1 Represents variation margin on the last day of the reporting period.

34

Mega Cap 300 Growth Index Fund

D. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2012	11	773	11

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $5,476,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $2,737,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $8,505,000 to offset taxable capital gains realized during the year ended August 31, 2012. At August 31, 2012, the fund had available capital losses totaling $33,687,000 to offset future net capital gains. Of this amount, $29,677,000 is subject to expiration dates; $24,500,000 may be used to offset future net capital gains through August 31, 2018, and $5,177,000 through August 31, 2019. Capital losses of $4,010,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At August 31, 2012, the cost of investment securities for tax purposes was $707,568,000. Net unrealized appreciation of investment securities for tax purposes was $175,372,000, consisting of unrealized gains of $186,317,000 on securities that had risen in value since their purchase and $10,945,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2012, the fund purchased $411,189,000 of investment securities and sold $294,799,000 of investment securities, other than temporary cash investments. Purchases and sales include $293,594,000 and $29,607,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

35

Mega Cap 300 Growth Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	506	5	14,556	157
Issued in Lieu of Cash Distributions	1,321	14	1,559	17
Redeemed	(145,943)	(1,351)	(636)	(7)
Net Increase (Decrease)—Institutional Shares	(144,116)	(1,332)	15,479	167
ETF Shares
Issued	294,327	5,500	237,976	5,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(34,630)	(700)	(66,256)	(1,400)
Net Increase (Decrease)—ETF Shares	259,697	4,800	171,720	3,600

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

On October 2, 2012, Vanguard announced an upcoming change in the fund’s benchmark index from MSCI US Large Cap Growth Index to CRSP US Mega Cap Growth Index; the fund will also change its name to Vanguard Mega Cap Growth Index Fund. The fund’s investment objective is not changing. The transition to the new benchmark is expected to be completed over several months, and will require some turnover of holdings with resulting transaction costs. Vanguard will seek to minimize trading impact through the use of efficient portfolio trading.

36

Mega Cap 300 Value Index Fund

Fund Profile
As of August 31, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VMVLX	MGV
Expense Ratio[1]	0.10%	0.12%
30-Day SEC Yield	3.00%	2.93%

Portfolio Characteristics
		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	159	160	3,678
Median Market Cap	$86.1B	$86.1B	$34.9B
Price/Earnings Ratio	13.7x	13.7x	16.3x
Price/Book Ratio	1.6x	1.6x	2.1x
Return on Equity	15.8%	15.9%	18.1%
Earnings Growth Rate	2.2%	2.2%	10.5%
Dividend Yield	3.0%	3.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	17%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer Discretionary	4.1%	4.1%	12.1%
Consumer Staples	10.9	10.9	9.8
Energy	17.6	17.8	10.2
Financials	22.8	22.7	15.9
Health Care	14.6	14.6	11.7
Industrials	8.2	8.1	10.6
Information Technology	6.2	6.2	19.5
Materials	2.6	2.6	3.8
Telecommunication
Services	6.7	6.7	2.8
Utilities	6.3	6.3	3.6

Volatility Measures
	MSCI US	DJ
	Large Cap	U.S. Total
	Value	Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.90

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	7.3%
Chevron Corp.	Integrated Oil &
	Gas	3.9
General Electric Co.	Industrial
	Conglomerates	3.9
AT&T Inc.	Integrated
	Telecommunication
	Services	3.8
Johnson & Johnson	Pharmaceuticals	3.3
Procter & Gamble Co.	Household
	Products	3.3
Pfizer Inc.	Pharmaceuticals	3.2
Wells Fargo & Co.	Diversified Banks	3.1
JPMorgan Chase & Co.	Diversified Financial
	Services	2.5
Merck & Co. Inc.	Pharmaceuticals	2.3
Top Ten		36.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2012, the expense ratios were 0.08% for Institutional Shares and 0.12% for ETF Shares.

37

Mega Cap 300 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2007, Through August 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2012
			Since	Final Value
		One	Inception	of a $10,000
		Year	(12/17/2007)	Investment
	Mega Cap 300 Value Index FundETF
	Shares Net Asset Value	16.13%	-0.81%	$9,624
	Mega Cap 300 Value Index FundETF
	Shares Market Price	16.25	-0.79	9,631
••••••••	MSCI US Large Cap Value Index	16.27	-0.79	9,635
– – – –	Large-Cap Value Funds Average	14.59	-0.86	9,603
	Dow Jones U.S. Total Stock Market
	Index	16.74	2.15	11,054
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/5/2008)	Investment
Mega Cap 300 Value Index Fund Institutional
Shares	16.19%	1.06%	$5,241,380
MSCI US Large Cap Value Index	16.27	1.04	5,237,976
Dow Jones U.S. Total Stock Market Index	16.74	3.93	5,944,493
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

38

Mega Cap 300 Value Index Fund

Cumulative Returns of ETF Shares: December 17, 2007, Through August 31, 2012
		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Value Index Fund
ETF Shares Market Price	16.25%	-3.69%
Mega Cap 300 Value Index Fund
ETF Shares Net Asset Value	16.13	-3.76
MSCI US Large Cap Value Index	16.27	-3.65
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): December 17, 2007, Through August 31, 2012

Average Annual Total Returns: Periods Ended June 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/5/2008	3.29%	0.50%
ETF Shares	12/17/2007
Market Price		3.24	-1.40
Net Asset Value		3.25	-1.39

39

Mega Cap 300 Value Index Fund

Financial Statements

Statement of Net Assets
As of Auguat 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (4.1%)
Walt Disney Co.	102,730	5,082
Time Warner Inc.	89,421	3,715
Ford Motor Co.	331,150	3,093
* General Motors Co.	72,940	1,557
Macy’s Inc.	38,423	1,549
Carnival Corp.	41,675	1,445
Kohl’s Corp.	21,409	1,118
Lowe’s Cos. Inc.	38,680	1,102
Staples Inc.	64,142	700
Johnson Controls Inc.	22,040	600
Best Buy Co. Inc.	27,528	488
Omnicom Group Inc.	8,952	460
DISH Network Corp. Class A	9,903	317
		21,226
Consumer Staples (10.9%)
Procter & Gamble Co.	255,234	17,149
PepsiCo Inc.	94,631	6,854
Kraft Foods Inc.	156,918	6,517
Altria Group Inc.	189,546	6,437
CVS Caremark Corp.	119,425	5,440
Kimberly-Clark Corp.	36,554	3,056
Sysco Corp.	54,573	1,653
Archer-Daniels-Midland Co.	61,452	1,644
Lorillard Inc.	12,125	1,522
Reynolds American Inc.	32,034	1,477
General Mills Inc.	30,129	1,185
HJ Heinz Co.	19,328	1,077
ConAgra Foods Inc.	38,714	972
Campbell Soup Co.	17,775	625
Molson Coors Brewing Co.
Class B	13,928	620
Avon Products Inc.	39,862	616
Clorox Co.	5,680	413
		57,257
Energy (17.6%)
Exxon Mobil Corp.	435,623	38,030
Chevron Corp.	183,768	20,611

			Market
			Value
		Shares	($000)
	Occidental Petroleum Corp.	75,520	6,420
	ConocoPhillips	111,952	6,358
	Apache Corp.	36,369	3,119
	Phillips 66	55,186	2,318
	Devon Energy Corp.	35,769	2,068
	Marathon Oil Corp.	65,678	1,827
	Spectra Energy Corp.	60,801	1,718
	Marathon Petroleum Corp.	31,643	1,638
	Valero Energy Corp.	51,498	1,610
	Hess Corp.	28,654	1,448
	Baker Hughes Inc.	26,508	1,209
	Chesapeake Energy Corp.	61,492	1,190
	Noble Corp.	23,528	897
	Murphy Oil Corp.	17,145	880
*	Weatherford International
	Ltd.	45,600	536
	Diamond Offshore Drilling Inc.	4,178	280
			92,157
Financials (22.8%)
	Wells Fargo & Co.	470,289	16,004
	JPMorgan Chase & Co.	354,581	13,169
	Citigroup Inc.	273,114	8,114
	Bank of America Corp.	1,003,785	8,020
	US Bancorp	176,531	5,898
*	Berkshire Hathaway Inc.
	Class B	55,583	4,688
	Goldman Sachs Group Inc.	43,555	4,605
	PNC Financial Services
	Group Inc.	49,200	3,058
	Capital One Financial Corp.	48,686	2,752
	MetLife Inc.	79,063	2,699
	Bank of New York Mellon
	Corp.	110,907	2,500
	Prudential Financial Inc.	43,457	2,369
	Travelers Cos. Inc.	36,301	2,350
	ACE Ltd.	31,514	2,324
	BlackRock Inc.	12,409	2,189
	Morgan Stanley	137,829	2,068
	BB&T Corp.	65,098	2,053
	Aflac Inc.	43,633	2,015

40

Mega Cap 300 Value Index Fund

			Market
			Value
		Shares	($000)
	Discover Financial Services	49,424	1,914
	State Street Corp.	45,556	1,895
	Chubb Corp.	25,193	1,862
	Ventas Inc.	27,409	1,795
	HCP Inc.	39,096	1,793
	Marsh & McLennan Cos. Inc.	50,824	1,737
	Allstate Corp.	45,609	1,700
	CME Group Inc.	29,477	1,618
	Annaly Capital Management
	Inc.	90,691	1,570
	Prologis Inc.	42,942	1,467
*	American International
	Group Inc.	39,468	1,355
	Fifth Third Bancorp	85,426	1,293
	SunTrust Banks Inc.	50,116	1,262
	Vornado Realty Trust	15,501	1,258
	Loews Corp.	29,477	1,198
	Ameriprise Financial Inc.	20,270	1,113
	Progressive Corp.	53,962	1,054
	Boston Properties Inc.	9,114	1,022
	Invesco Ltd.	41,807	990
	Aon plc	18,649	969
	M&T Bank Corp.	10,643	925
	Weyerhaeuser Co.	32,574	811
	Hartford Financial Services
	Group Inc.	39,056	700
	Charles Schwab Corp.	49,978	674
	Franklin Resources Inc.	4,994	586
			119,436
Health Care (14.6%)
	Johnson & Johnson	255,741	17,245
	Pfizer Inc.	697,553	16,644
	Merck & Co. Inc.	283,391	12,200
	Abbott Laboratories	146,475	9,600
	Bristol-Myers Squibb Co.	157,198	5,189
	Eli Lilly & Co.	97,247	4,367
	Medtronic Inc.	96,816	3,937
	WellPoint Inc.	30,757	1,841
	Cardinal Health Inc.	32,223	1,274
	Aetna Inc.	32,490	1,248
	Cigna Corp.	26,836	1,228
*	Boston Scientific Corp.	134,222	725
	Humana Inc.	7,610	533
*	Forest Laboratories Inc.	8,556	297
			76,328
Industrials (8.2%)
	General Electric Co.	986,899	20,439
	United Technologies Corp.	80,596	6,436
	Honeywell International Inc.	68,911	4,028
	General Dynamics Corp.	28,601	1,874
	Raytheon Co.	30,966	1,750
	Northrop Grumman Corp.	22,267	1,489
	Waste Management Inc.	40,982	1,417
	Eaton Corp.	29,888	1,337

			Market
			Value
		Shares	($000)
	Lockheed Martin Corp.	12,862	1,172
	Parker Hannifin Corp.	14,034	1,122
	Stanley Black & Decker Inc.	15,116	994
	Republic Services Inc.
	Class A	29,396	813
			42,871
Information Technology (6.2%)
	Intel Corp.	468,640	11,636
	Microsoft Corp.	246,491	7,597
	Hewlett-Packard Co.	184,116	3,108
	Corning Inc.	140,943	1,690
	Texas Instruments Inc.	53,335	1,549
	TE Connectivity Ltd.	39,855	1,402
	Applied Materials Inc.	119,583	1,398
	Paychex Inc.	30,234	1,005
	Xerox Corp.	125,460	925
	CA Inc.	30,692	799
*	Yahoo! Inc.	53,958	790
*	Dell Inc.	69,112	732
			32,631
Materials (2.6%)
	Dow Chemical Co.	111,320	3,263
	Freeport-McMoRan Copper
	& Gold Inc.	88,316	3,189
	LyondellBasell Industries NV
	Class A	29,441	1,438
	International Paper Co.	38,683	1,337
	Nucor Corp.	29,568	1,113
	Alcoa Inc.	99,289	850
	Newmont Mining Corp.	16,227	822
	Air Products & Chemicals Inc.	9,846	813
	PPG Industries Inc.	7,103	782
			13,607
Telecommunication Services (6.7%)
	AT&T Inc.	546,181	20,012
	Verizon Communications
	Inc.	264,653	11,364
	CenturyLink Inc.	57,877	2,446
*	Sprint Nextel Corp.	278,195	1,349
			35,171
Utilities (6.3%)
	Duke Energy Corp.	65,505	4,243
	Southern Co.	80,871	3,666
	Exelon Corp.	79,407	2,896
	Dominion Resources Inc.	53,272	2,796
	NextEra Energy Inc.	36,955	2,487
	American Electric Power
	Co. Inc.	45,160	1,941
	PG&E Corp.	39,319	1,707
	FirstEnergy Corp.	38,894	1,700
	Consolidated Edison Inc.	27,348	1,658
	PPL Corp.	54,007	1,584
	Public Service Enterprise
	Group Inc.	46,942	1,486

41

Mega Cap 300 Value Index Fund

		Market
		Value
	Shares	($000)
Sempra Energy	21,319	1,411
Xcel Energy Inc.	45,419	1,267
Edison International	28,734	1,258
Entergy Corp.	16,426	1,118
Northeast Utilities	29,252	1,102
* AES Corp.	60,817	693
		33,013
Total Common Stocks
(Cost $498,263)		523,697
Temporary Cash Investment (0.0%)[1]
U.S. Government and Agency Obligations (0.0%)
[2,3] Fannie Mae Discount Notes,
0.155%, 9/26/12
(Cost $100)	100	100
Total Investments (100.0%)
(Cost $498,363)		523,797
Other Assets and Liabilities (0.0%)
Other Assets		3,793
Liabilities		(3,816)
		(23)
Net Assets (100%)		523,774

At August 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	515,745
Undistributed Net Investment Income	2,999
Accumulated Net Realized Losses	(20,409)
Unrealized Appreciation (Depreciation)
Investment Securities	25,434
Futures Contracts	5
Net Assets	523,774

Institutional Shares—Net Assets
Applicable to 1,325,886 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	109,911
Net Asset Value Per Share—
Institutional Shares	$82.90

ETF Shares—Net Assets
Applicable to 9,900,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	413,863
Net Asset Value Per Share—
ETF Shares	$41.80

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

42

Mega Cap 300 Value Index Fund

Statement of Operations

Year Ended
August 31, 2012
($000)
Investment Income
Income
Dividends	14,731
Security Lending	29
Total Income	14,760
Expenses
The Vanguard Group—Note B
Investment Advisory Services	71
Management and Administrative—Institutional Shares	25
Management and Administrative—ETF Shares	235
Marketing and Distribution—Institutional Shares	31
Marketing and Distribution—ETF Shares	107
Custodian Fees	19
Auditing Fees	28
Shareholders’ Reports—Institutional Shares	3
Shareholders’ Reports—ETF Shares	11
Total Expenses	530
Net Investment Income	14,230
Realized Net Gain (Loss)
Investment Securities Sold	17,534
Futures Contracts	47
Realized Net Gain (Loss)	17,581
Change in Unrealized Appreciation (Depreciation)
Investment Securities	38,992
Futures Contracts	22
Change in Unrealized Appreciation (Depreciation)	39,014
Net Increase (Decrease) in Net Assets Resulting from Operations	70,825

See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap 300 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,230	11,005
Realized Net Gain (Loss)	17,581	22,208
Change in Unrealized Appreciation (Depreciation)	39,014	113
Net Increase (Decrease) in Net Assets Resulting from Operations	70,825	33,326
Distributions
Net Investment Income
Institutional Shares	(3,149)	(2,376)
ETF Shares	(10,705)	(7,751)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(13,854)	(10,127)
Capital Share Transactions
Institutional Shares	(8,446)	21,590
ETF Shares	28,979	99,575
Net Increase (Decrease) from Capital Share Transactions	20,533	121,165
Total Increase (Decrease)	77,504	144,364
Net Assets
Beginning of Period	446,270	301,906
End of Period[1]	523,774	446,270
1 Net Assets—End of Period includes undistributed net investment income of $2,999,000 and $2,623,000.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Mega Cap 300 Value Index Fund

Financial Highlights

Institutional Shares
					March 5,
					2008[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$73.55	$65.97	$66.02	$83.69	$90.01
Investment Operations
Net Investment Income	2.339	1.965	1.932	2.135	1.124[2]
Net Realized and Unrealized Gain (Loss)
on Investments	9.303	7.528	(.075)	(17.658)	(6.444)
Total from Investment Operations	11.642	9.493	1.857	(15.523)	(5.320)
Distributions
Dividends from Net Investment Income	(2.292)	(1.913)	(1.907)	(2.147)	(1.000)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.292)	(1.913)	(1.907)	(2.147)	(1.000)
Net Asset Value, End of Period	$82.90	$73.55	$65.97	$66.02	$83.69

Total Return	16.19%	14.33%	2.69%	-18.29%	-5.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$110	$105	$76	$70	$53
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	3.01%	2.65%	2.88%	3.66%	3.19%[3]
Portfolio Turnover Rate[4]	17%	24%	26%	31%	12%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Mega Cap 300 Value Index Fund

Financial Highlights

ETF Shares
					Dec. 17,
					2007[1] to
For a Share Outstanding	Year Ended August 31,				Aug. 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$37.09	$33.26	$33.29	$42.21	$49.38
Investment Operations
Net Investment Income	1.164	.983	.969	1.070	.886[2]
Net Realized and Unrealized Gain (Loss)
on Investments	4.689	3.805	(.042)	(8.915)	(7.560)
Total from Investment Operations	5.853	4.788	.927	(7.845)	(6.674)
Distributions
Dividends from Net Investment Income	(1.143)	(.958)	(.957)	(1.075)	(.496)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.143)	(.958)	(.957)	(1.075)	(.496)
Net Asset Value, End of Period	$41.80	$37.09	$33.26	$33.29	$42.21

Total Return	16.13%	14.32%	2.68%	-18.32%	-13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$414	$341	$226	$163	$97
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to
Average Net Assets	2.97%	2.63%	2.86%	3.64%	3.14%[3]
Portfolio Turnover Rate[4]	17%	24%	26%	31%	12%

1 Inception.
2 Calculated based on average shares outstanding
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Mega Cap 300 Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

47

Mega Cap 300 Value Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2012, the fund had contributed capital of $74,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	523,697	—	—
Temporary Cash Investments	—	100	—
Futures Contracts—Assets[1]	2	—	—
Total	523,699	100	—
1 Represents variation margin on the last day of the reporting period.

48

Mega Cap 300 Value Index Fund

D. At August 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2012	4	281	5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2012, the fund realized $4,579,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2012, the fund had $3,227,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $8,746,000 to offset taxable capital gains realized during the year ended August 31, 2012. At August 31, 2012, the fund had available capital losses totaling $20,404,000 to offset future net capital gains of $10,649,000 through August 31, 2018, and $9,755,000 through August 31, 2019.

At August 31, 2012, the cost of investment securities for tax purposes was $498,363,000. Net unrealized appreciation of investment securities for tax purposes was $25,434,000, consisting of unrealized gains of $58,193,000 on securities that had risen in value since their purchase and $32,759,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2012, the fund purchased $145,196,000 of investment securities and sold $123,911,000 of investment securities, other than temporary cash investments. Purchases and sales include $62,563,000 and $32,092,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

49

Mega Cap 300 Value Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	17,342	225	34,981	452
Issued in Lieu of Cash Distributions	2,718	37	2,375	31
Redeemed	(28,506)	(365)	(15,766)	(203)
Net Increase (Decrease) —Institutional Shares	(8,446)	(103)	21,590	280
ETF Shares
Issued	62,732	1,600	211,596	5,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(33,753)	(900)	(112,021)	(2,900)
Net Increase (Decrease)—ETF Shares	28,979	700	99,575	2,400

H. In preparing the financial statements as of August 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

On October 2, 2012, Vanguard announced an upcoming change in the fund’s benchmark index from MSCI US Large Cap Value Index to CRSP US Mega Cap Value Index; the fund will also change its name to Vanguard Mega Cap Value Index Fund. The fund’s investment objective is not changing. The transition to the new benchmark is expected to be completed over several months, and will require some turnover of holdings with resulting transaction costs. Vanguard will seek to minimize trading impact through the use of efficient portfolio trading.

50

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Fund and the Shareholders of Vanguard Mega Cap 300 Index Fund, Vanguard Mega Cap 300 Growth Index Fund and Vanguard Mega Cap 300 Value Index Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mega Cap 300 Index Fund, Vanguard Mega Cap 300 Growth Index Fund and Vanguard Mega Cap 300 Value Index Fund (constituting separate portfolios of Vanguard World Fund, hereafter referred to as the “Funds”) at August 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 11, 2012

51

Special 2012 tax information (unaudited) for Vanguard Mega Cap 300 Index Funds

This information for the fiscal year ended August 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Mega Cap 300 Index Fund	11,605
Mega Cap 300 Growth Index Fund	9,800
Mega Cap 300 Value Index Fund	13,854

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Mega Cap 300 Index Fund	99.3%
Mega Cap 300 Growth Index Fund	100.0%
Mega Cap 300 Value Index Fund	99.2%

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mega Cap 300 Index Funds
Periods Ended August 31, 2012
		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Index Fund ETF Shares
Returns Before Taxes	18.58%	1.66%
Returns After Taxes on Distributions	18.20	1.36
Returns After Taxes on Distributions and Sale of Fund Shares	12.50	1.36

		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Growth Index Fund ETF Shares
Returns Before Taxes	20.98%	4.12%
Returns After Taxes on Distributions	20.73	3.92
Returns After Taxes on Distributions and Sale of Fund Shares	13.91	3.49

		Since
	One	Inception
	Year	(12/17/2007)
Mega Cap 300 Value Index Fund ETF Shares
Returns Before Taxes	16.13%	-0.81%
Returns After Taxes on Distributions	15.61	-1.21
Returns After Taxes on Distributions and Sale of Fund Shares	11.07	-0.75

53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Six Months Ended August 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2012	8/31/2012	Period
Based on Actual Fund Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	$1,045.03	$0.36
ETF Shares	1,000.00	1,044.67	0.62
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,053.34	$0.41
ETF Shares	1,000.00	1,053.39	0.62
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,036.13	$0.31
ETF Shares	1,000.00	1,035.75	0.62
Based on Hypothetical 5% Yearly Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	$1,024.85	$0.36
ETF Shares	1,000.00	1,024.60	0.61
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.60	0.61
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,024.90	$0.31
ETF Shares	1,000.00	1,024.60	0.61

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap 300 Index Fund, 0.07% for Institutional Shares and 0.12% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.06% for Institutional Shares and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

55

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Mega Cap 300 Index Fund, Mega Cap 300 Growth Index Fund, and Mega Cap 300 Value Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the funds’ investment management since their inception in 2007 and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance and underperformance of their target indexes and peer groups. The board concluded that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

56

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

57

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

The funds or securities referred to herein are not
Fund Information > 800-662-7447	sponsored, endorsed, or promoted by MSCI, and MSCI
Direct Investor Account Services > 800-662-2739	bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. The prospectus or the Statement of
Text Telephone for People	Additional Information contains a more detailed
With Hearing Impairment > 800-749-7273	description of the limited relationship MSCI has with
Vanguard and any related funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8280 102012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2012: $492,000
Fiscal Year Ended August 31, 2011: $492,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2012: $4,809,780
Fiscal Year Ended August 31, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2012: $1,812,565
Fiscal Year Ended August 31, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended August 31, 2012: $490,518
Fiscal Year Ended August 31, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the
Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended August 31, 2012: $16,000
Fiscal Year Ended August 31, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2012: $506,518
Fiscal Year Ended August 31, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 17, 2012

VANGUARD WORLD FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 17, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.